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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-09477

ING Variable Insurance Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2006 to December 31, 2006

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

December 31, 2006

ING VP Global Equity Dividend Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Manager's Report	4

Shareholder Expense Example	6

Report of Independent Registered Public Accounting Firm	7

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Financial Statements	12

Portfolio of Investments	21

Tax Information	24

Trustee and Officer Information	25

Advisory Contract Approval Discussion	29

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Funds' website at www.ingfunds.com; and (3) on the SEC's website at www.sec.gov. Information regarding how the Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Portfolio by calling Shareholder Services toll-free at 1-800-992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT'S LETTER

Dear Shareholder,

In its recent meetings, the U.S. Federal Reserve Board (the "Fed") ceased what was a two-year trend. That trend — a string of 17 consecutive interest rate hikes that ended last fall — was seen by many analysts as a sign that the Fed was concerned about containing inflation.

Now, the Fed is neither raising nor lowering interest rates, which puts us in the midst of what economists refer to as a "plateau." Historically, there have been six similar plateaus since 1982 and during four of those periods the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index") rose significantly.

Of course, the Fed's actions impact economies and market performance around the world. For instance, the current interest rate climate has been cited as one reason for a decline in the value of the dollar. Last year, that drop in the dollar meant that international stocks — which are often determined in foreign currencies — generally experienced strong performance as foreign currencies climbed and world stock markets continued to produce strong results.

Meanwhile, here at home, 2006 was an interesting year for equity investors. In May of 2006, the S&P 500® Index hit a five-year high followed by a market correction and several months of non-directional returns. A strong rally occurred in the second half of the year driven in part by the aforementioned dollar decline and the interest rate plateau. The good news is many economists believe that these conditions may continue in the months to come.

At ING Funds, we are committed to providing you, the investor, with an array of investment choices that enables you to build a diversified portfolio across a variety of asset classes. We do so, with a view that the globalization of markets is an initial consideration in the products we offer.

We take the confidence you place in us with your investments very seriously — everyone in our firm is committed to renewing this trust each and every day.

Shaun Mathews
President
ING Funds
January 31, 2007

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

1

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2006

In our semi-annual report, we described how the feast of the first quarter had turned to famine in the second quarter for global equity markets on concerns that rising interest rates would freeze out global growth. Indeed as late as June 27, 2006, the year-to-date return on the Morgan Stanley Capital International ("MSCI") World IndexSM(1) measured in local currencies, including net reinvested dividends had been precisely 0%. However, the second half of the year ended December 31, 2006, was much healthier and the same index powered ahead 12.3% and for the year ended December 31, 2006, returned 20.07%. The return to dollar based investors was a little better at 13.2%, as late in the year a slowing economy and hints that central banks would be diversifying out of dollars weighed on that currency. For the six months ended December 31, 2006, the dollar fell 3.1% against the euro and 5.6% against the pound, but gained 4.1% on the yen due to stumbling growth and miniscule interest rates in Japan. For the year ended December 31, 2006, the dollar fell 10.6% against the euro and 12.4% against the pound, but gained 1.3% against the yen.

As the first half of 2006 ended, the Federal Open Market Committee ("FOMC") had just raised the federal funds rate for the seventeenth time since June 2004, to 5.25%. The relatively mild accompanying language led many in the fixed income market to hope that the tightening cycle was now over. Not everyone believed it, especially when new Middle East conflict pushed the price of oil to another record on July 14, 2006. But data, especially on housing, had mostly pointed to cooling demand and a tame employment report on August 4, 2006 probably decided the matter. Four days later the FOMC met and left rates unchanged. The booming housing market had been a powerful driver of growth in recent years through new construction and demand created by mortgage loan refinancing. This boom was deteriorating appreciably with housing prices and the key new building permits measure falling sharply. Only in the last few days of 2006 did the slump show some signs of bottoming out with unexpectedly good new and existing home sales figures reported, along with rebounding consumer confidence. For the six months ended December 31, 2006, the Lehman Brothers® Aggregate Bond ("LBAB") Index(2) of investment grade bonds gained 5.09% and for the year ended December 31, 2006 it gained 4.33%. The most important dynamic was the broad yield curve inversion, suggestive of an expected fall in interest rates and a further economic slow down. The ten-year Treasury yield fell 43 basis points (0.43%) to 4.71%, while the yield on the three-month Bill rose by 3 basis points (0.03%) to 4.89%. Since mid-August, with the exception of two days, bond investors had been prepared to lend money to the government for ten years at a lower interest rate than for three months.

Faced with fading business activity, as the key housing engine seized up, and a yield curve inverted to the point of recession according to some commentators, investors in U.S. equities must have been in the mood to sell. Not so fast. Those investors saw things differently and indeed the apparent "disagreement" between the bond market and global stock markets was a well discussed feature of the second half of the year. For one thing, the oil price, having hit its record, fell back, as surly calm returned to the Middle East, as the summer driving and hurricane seasons came and went and as winter got off to a mild start in the key North East region. The price of oil averaged 22% less in the fourth quarter than at its peak, boosting consumers' spending power and confidence. And if longer-term interest rates were falling then stocks looked more attractive as bonds provided less competition and the present value of future corporate profits rose. Speaking of which, Standard & Poor's 500® Composite Stock Price ("S&P 500®") Index(3) companies duly reported their 13th straight double-digit quarterly percentage earnings gain. Gross domestic product ("GDP") growth may have slowed, but the share of corporate profits, reported at 12.4%, was the highest since the 1950's. The next merger or acquisition to get investors in the mood never seemed far away. Five of them were even announced in one day on November 6, 2006, sending markets up about 1%. For the six months ended December 31, 2006, the S&P 500® Index, including dividends, rose 12.7% and for the year ended December 31, 2006, the S&P 500® Index, including dividends, rose 15.8%. All but 30 basis points (0.30%) of the gain came after August 8, 2006, making six-year highs as the year ended.

International markets, based on MSCI local currency indices, as in the U.S., finished near their best levels for the year. In Japan the market advanced 8.7%, in 2006, after a late surge. The long awaited increase in interest rates from 0.0% to 0.25% took place in July just as the economic recovery was losing impetus. Third quarter growth was estimated at only 0.8% and generated by exports and capital spending alone. Consumer spending was lagging despite low unemployment and almost flat prices, yet business

2

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2006

confidence remained high and profit growth healthy. Elsewhere, Asian markets ex Japan rose 28.2% in 2006, but with wide disparities, ranging from –2.0% in Thailand to 83.4% in China. In Thailand the uncertainty caused by a military coup was compounded when the junta imposed exchange controls to hold back the strong baht, only to rescind them the next day. China's market soared in surely speculative excess, and in the absence of attractive alternatives, as investors sought a piece of the world's fourth largest economy. By the end of 2006 the Chinese market had become the third biggest emerging market after South Korea and Taiwan. European ex UK markets surged 16.1%, in 2006. The Eurozone's GDP growth had recorded its best first half of a year since 2000, 1.7%, and the lowest unemployment rate, 7.8%, since the start of the Eurozone itself. But as the second half of 2006, wore on there were signs that the best news was behind it and the third quarter's annualized growth fell to 2.0%. Business confidence, however, stayed buoyant and cheered by extensive merger and acquisition activity despite headwinds in the form of a strengthening euro, a hawkish European Central Bank that raised rates three times and the looming rise in German sales tax. UK equities added 8.6% in the six months ended December 31, 2006. The Bank of England raised rates twice as GDP growth accelerated to 2.9% year over year, inflation climbed above target and house prices, an important demand generator, continued their recovery with average prices up more than 10% in 2006. Again, however, it was widespread, large scale mergers and acquisitions energizing the market.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING VP Global Equity Dividend Portfolio (the "Portfolio") seeks growth of capital with dividend income as a secondary consideration through investment primarily in equity securities of dividend paying companies. The Portfolio is managed by Nicolas Simar, Head of Value/High Dividend and Moudy El Khodr, Senior Investment Manager Equities, of ING Investment Management Advisors B.V. — the Sub-Adviser*.

Performance: For the year ended December 31, 2006, the Portfolio provided a total return of 27.29% compared to the Morgan Stanley Capital International ("MSCI") World® Index(1), which returned 20.07% for the same period.

Portfolio Specifics: Strong earnings growth in 2006 extended a trend that has run for four years. The price of oil and commodities in general remained high and the U.S. dollar showed signs of jitters, following greater uncertainty surrounding the direction of interest rates in the U.S. Regionally, Europe and emerging markets, despite the May-June correction, delivered the highest returns, while Japan and the U.S. underperformed. Value stocks outperformed growth stocks significantly over the year. Merger and acquisition ("M&A") activity was a major theme in 2006 that particularly helped companies that pay high and stable dividends.

The Portfolio outperformed the MSCI World® Index significantly, thanks to the strength of high yielding stocks which benefited when the correction in May-June shifted appetite to less risky assets. Our overweight position in Europe and emerging markets served the Portfolio well, while our underweight in the U.S. was beneficial in part because of a weaker dollar. Our overweight in utilities was helped by higher energy prices, which led to better earnings.

The Portfolio benefited from its underweight in information technology and overweight in utilities, and telecoms. Having no exposure in information technology, which underperformed, also helped. In the latter part of the year information technology recouped some of its losses, but not enough to match the performances of other sectors.

Utilities performed well on the back of higher oil prices and M&A activity. Our larger holdings in utilities generated significantly increased cash flows and dividends. The proposed merger between electricity and gas supplier Suez and Gaz de France was one example of activity that positively supported the sector. Telecoms also rallied as investors recognized value after many years of poor performance.

Consumer discretionary had a reasonable year, but the Portfolio's underweight position acted as a drag. Industrials, which is highly dependent on commodities prices, saw oil prices rise in the summer only to fall back somewhat by year end. Despite positive stock selection, the Portfolio's gains were limited because of our underweight in the sector. On the other hand the effect of favourable stock selection among the banks and the food, beverage and tobacco companies was enhanced by over weights in these industry groups.

Overall, stock selection was beneficial. Volvo AB performed well as the company consistently raised its dividends. Additionally, there was speculation that the company might be a leveraged buyout target. Scania, the Swedish truck and car maker, was also helped by a takeover offer from MAN Group, a German truck manufacturer. Petroleo Brasilerio SA and PetroChina Lo., Ltd. Brazilian and Chinese oil and gas companies, benefited from rising oil prices and continued strong demand for resources.

In contrast, Precision Drilling Trust, an oil-field drilling and gas services company, declined after the Canadian government reversed its stated intention not to raise taxes on trusts. Trusts in Canada benefit from a tax provision that allows them to significantly add to their profits, and this change is expected to depress the company's future profit margins. In materials, Canadian coal owner and industrial minerals producer, Fording Canadian Coal Trust was also impacted by the proposed trust taxation plan.

Telecom Corp. of New Zealand Ltd. was impacted by a regulatory change which will open up the country's telecommunications market, leading to a potential loss of market share for the company. Its share price fell as a result.

Current Strategy and Outlook: Investments in defensive sectors such as utilities, telecommunication services, and consumer staples should provide the strategy with downside protection. We believe these sectors are relatively inexpensive, less dependent on the fortunes of the economic environment and offer stable, high-dividend yields. If markets fall significantly, we believe that defensive sectors will yield high dividends, If the equity markets move sideways, stock selection and our consistent, disciplined strategy are expected to add value. In the case of a strong rally, the strategy is expected to generate an absolute positive return.

*  Effective January 19, 2006, Nicolas Simar and Moudy El Khodr replaced Jorik van den Bos, Joris Franssen, and Joost de Graaf as Portfolio Managers to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings* as of December 31, 2006 (as a percent of net assets)
Royal Bank of Scotland Group PLC	1.7%
Altria Group, Inc.	1.6%
Citigroup, Inc.	1.6%
ENI S.p.A.	1.6%
UST, Inc.	1.5%
Washington Mutual, Inc.	1.5%
BCE, Inc.	1.5%
Bank of America Corp.	1.4%
Enel S.p.A.	1.3%
TransCanada Corp.	1.3%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

4

PORTFOLIO MANAGERS' REPORT

ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006

	1 Year	5 Year	Since Inception April 28, 2000
ING VP Global Equity Dividend Portfolio	27.29%	7.11%	0.23%
MSCI World IndexSM(1)	20.07%	9.97%	2.78	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Global Equity Dividend Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expense. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2) Since inception performance for the index is shown from
May 1, 2000.

Prior to April 29, 2005, the Portfolio was managed by a different sub-adviser.

5

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b–1) fees; and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006. The Portfolio's expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return", provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

ING VP Global Equity Dividend Portfolio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During the Six Months Ended December 31, 2006*
Actual Portfolio Return	$1,000.00	$1,167.20	$6.28
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

*  Expenses are equal to the Portfolio's annualized expense ratio of 1.15%; multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Variable Insurance Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING VP Global Equity Dividend Portfolio, a series of the ING Variable Insurance Trust as of December 31, 2006, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five- year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING VP Global Equity Dividend Portfolio as of December 31, 2006, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S generally accepted accounting principles.

Boston, Massachusetts
February 22, 2007

7

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ING VP Global Equity Dividend Portfolio
ASSETS:
Investments in securities at value+*	$62,142,513
Short-term investments at amortized cost	5,647,315
Cash	601,729
Foreign currencies at value**	112,302
Receivables:
Dividends and interest	187,426
Prepaid expenses	606
Total assets	68,691,891
LIABILITIES:
Payable for investment securities purchased	59,480
Payable for fund shares redeemed	52,596
Payable upon receipt of securities loaned	5,647,315
Payable to affiliates	47,123
Payable for trustee fees	7,215
Other accrued expenses and liabilities	43,537
Total liabilities	5,857,266
NET ASSETS (equivalent to $9.37 per share on 6,702,582 shares outstanding)	$62,834,625
NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest $0.001 par value (unlimited shares authorized)	$47,655,654
Undistributed net investment income	451,121
Accumulated net realized gain on investments and foreign currency related transactions	4,349,529
Net unrealized appreciation on investments and foreign currency related transactions	10,378,321
NET ASSETS	$62,834,625
+ Including securities loaned at value	$5,421,898
* Cost of investments in securities	$51,767,428
** Cost of foreign currencies	$110,413

See Accompanying Notes to Financial Statements
8

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

ING VP Global Equity Dividend Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,953,567
Interest	69,531
Securities lending income	21,179
Total investment income	3,044,277
EXPENSES:
Investment management fees	616,201
Transfer agent fees	183
Shareholder reporting expense	29,171
Registration fees	733
Professional fees	35,819
Custody and accounting expense	25,977
Trustee fees	6,415
Miscellaneous expense	7,067
Interest Expense	1,033
Total expenses	722,599
Net waived and reimbursed fees	(12,491)
Net expenses	710,108
Net investment income	2,334,169
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	4,961,754
Foreign currency related transactions	(24,868)
Net realized gain on investments and foreign currency related transactions	4,936,886
Net change in unrealized appreciation or depreciation on:
Investments	7,594,091
Foreign currency related transactions	5,105
Net change in unrealized appreciation or depreciation on investments	7,599,196
Net realized and unrealized gain on investments and foreign currency related transactions	12,536,082
Increase in net assets resulting from operations	$14,870,251
* Foreign taxes withheld	$204,340

See Accompanying Notes to Financial Statements
9

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Global Equity Dividend Portfolio
	Year Ended December 31, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment income	$2,334,169	$1,661,048
Net realized gain on investments and foreign currency related transactions	4,936,886	4,152,745
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	7,599,196	(3,304,540)
Net increase in net assets resulting from operations	14,870,251	2,509,253
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(2,342,990)	(1,790,754)
Total distributions	(2,342,990)	(1,790,754)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	929,971	11,392,929
Dividends reinvested	2,342,990	1,790,754
	3,272,961	13,183,683
Cost of shares redeemed	(13,941,491)	(9,867,641)
Net increase (decrease) in net assets resulting from capital share transactions	(10,668,530)	3,316,042
Net increase in net assets	1,858,731	4,034,541
NET ASSETS:
Beginning of year	60,975,894	56,941,353
End of year	$62,834,625	$60,975,894
Undistributed net investment income at end of year	$451,121	$45,505

See Accompanying Notes to Financial Statements
10

ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$7.65	7.56	6.96	5.39	7.18
Income from investment operations:
Net investment income	$0.33	0.21	0.04	0.01	0.00 *
Net realized and unrealized gain (loss) on investments and foreign currencies	$1.72	0.11	0.61	1.56	(1.79)
Total from investment operations	$2.05	0.32	0.65	1.57	(1.79)
Less distributions from:
Net investment income	$0.33	0.23	0.05	—	0.00 *
Total distributions	$0.33	0.23	0.05	—	0.00 *
Net asset value, end of the year	$9.37	7.65	7.56	6.96	5.39
Total Return(1)%	27.29	4.39	9.44	29.13	(24.92)
Ratios and Supplemental Data:
Net assets, end of the year (000s)	$62,835	60,976	56,941	50,752	27,745
Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(2)%	1.15	1.16	1.23	1.23	1.23
Net expenses after expense reimbursement/ recoupment prior to brokerage commission recapture(2)%	1.15	1.16	1.23	1.23	1.23
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture %	1.17	1.24	1.20	1.75	2.07
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture(2)%	3.79	2.91	0.62	0.23	(0.01)
Portfolio turnover rate %	31	183	122	111	279

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investment, LLC within three years of being incurred.

*  Per share amount is less than $0.005.

See Accompanying Notes to Financial Statements.
11

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006

NOTE 1 — ORGANIZATION

Organization. The ING Variable Insurance Trust (the ''Trust'') was organized as a Delaware statutory trust on July 15, 1999 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. There are fifteen separate investment series which comprise the Trust. This report is for the ING VP Global Equity Dividend Portfolio (the ''Portfolio''), a diversified series of the Trust. The investment objective of the Portfolio is to seek growth of capital with dividend income as a secondary consideration.

Shares of the Portfolio may be offered to segregated asset accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies. ("Variable Contracts") Shares may also be offered to qualified pension and retirement plans and to certain investment advisers and their affiliates.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolio in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and asked prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolio's valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Portfolio's Board of Trustees ("Board"), in accordance with methods that are speciÞcally authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Portfolio calculates its net asset value ("NAV") may also be valued at their fair values as determined in good faith by or under the supervision of the Portfolio's Board, in accordance with methods that are speciÞcally authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of the Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating the Portfolio's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

12

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that the Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Portfolio calculates its NAV. There can be no assurance that such models accurately reßect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio's NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.  Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date or when notified for foreign securities.

C.  Foreign Currency Translation. The books and records of the Portfolio are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolio does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in

13

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Forward Foreign Currency Contracts. The Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet in terms of their contracts and from movement in currency and securities values and interest rates.

E.  Distributions to Shareholders. Dividends from net investment income and net realized gains, if any are declared and paid quarterly by the Portfolio. Distributions are determined annually in accordance with federal tax principles which may differ from U.S. generally accepted accounting principles for investment companies. The Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date.

F.  Federal Income Taxes. It is the policy of the Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.  Repurchase Agreements. The Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral and it might incur disposition costs in liquidating the collateral.

I.  Securities Lending. The Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolio.

J.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent

14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT FEE

The Trust entered into an investment management agreement ("Management Agreement") with ING Investments ("ING Investments" or the "Investment Adviser"), on behalf of the Portfolio. The Portfolio pays the Investment Adviser for its services under the Management Agreement, a fee, payable monthly, based on an annual rate of 1.00% of the average daily net assets of the Portfolio.

The Investment Adviser has entered into an expense limitation agreement ("Expense Limitation Agreement") with the Portfolio, under which it will limit expenses of the Portfolio to the extent of 1.23% of the value of the Portfolio's average daily net assets, excluding interest, taxes, brokerage and extraordinary expenses. Fee waivers and/or reimbursements by the Investment Adviser may vary in order to achieve such contractually obligated expense limit.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

The Investment Adviser may at a later date recoup from the Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees, are reflected on the accompanying Statement of Operations.

Effective January 1, 2006, pursuant to side agreement, the Investment Adviser has lowered the expense limit for the Portfolio to 1.15% through December 31, 2006. Effective January 1, 2007, pursuant to a side agreement, the Investment Adviser has lowered the expense limit for the Portfolio through December 31, 2007. There is no guarantee that this side agreement will continue after that date. If after December 31, 2007, the Investment Manager elects not to renew the side agreement, the expense limit will revert to the limitation under the Portfolio's expense limitation agreement of 1.23%. The Portfolio waived $12,491 pursuant to the side agreement during the year ended December 31, 2006. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

As of December 31, 2006, there are no amounts eligible for recoupments.

ING Funds Services, LLC (the "Administrator") serves as Administrator to the Portfolio. There is no fee paid to the Administrator.

The Investment Adviser, IIMA, and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Investment Adviser may direct the Portfolio's portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate the Portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of the Portfolio. There was no brokerage commission recapture during the year ended December 31, 2006.

At December 31, 2006, the Portfolio had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued Investment Management Fees	Accrued Reimbursement	Total
$52,918	$5,795	$47,123

The Portfolio has adopted a Retirement Policy
("Policy") covering all Independent Trustees of the Portfolio who will have served as an Independent Trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.

At December 31, 2006, the following indirect, wholly-owned subsidiary of ING Groep owned more than 5% of the Portfolio:

ING USA Annuity and Life Insurance Company (99.40%).

NOTE 6 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006, excluding short-term securities, were $18,675,462 and $28,107,689, respectively.

NOTE 7 — LINE OF CREDIT

The Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York for an aggregate amount of $125,000,000. The

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 7 — LINE OF CREDIT (continued)

proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The Portfolio utilized the line of credit for fifteen days with an approximate average daily balance of $458,000 at an approximate weighted average interest rate of 5.49% during the year ended December 31, 2006.

NOTE 8 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars, were as follows:

	Year Ended December 31, 2006	Year Ended December 31, 2005
VP Global Equity Dividend (Number of Shares)
Shares sold	114,483	1,543,589
Dividends reinvested	276,652	242,178
Shares redeemed	(1,660,987)	(1,343,870)
Net increase (decrease) in shares outstanding	(1,269,852)	441,897
VP Global Equity Dividend ($)
Shares sold	$929,971	$11,392,929
Dividends reinvested	2,342,990	1,790,754
Shares redeemed	(13,941,491)	(9,867,641)
Net increase (decrease)	$(10,668,530)	$3,316,042

NOTE 9 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities. The Portfolio makes significant investments in foreign securities. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

Diversification. The Portfolio is "diversified" within the meaning of the 1940 Act. In order to qualify as diversified, the Portfolio must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Portfolio and to not more than 10% of the outstanding voting securities of the issuer).

NOTE 10 — SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), the Portfolio can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolio. At December 31, 2006, the Portfolio had securities on loan valued at $5,421,898 with collateral valued at $5,647,315.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of December 31, 2006:

Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains / (Losses)
$414,437	$(414,437)

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended December 31, 2006	Year Ended December 31, 2005
Ordinary Income	Ordinary Income
$2,342,990	$1,790,754

The tax-basis components of distributable earnings as of December 31, 2006 were:

Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/Depreciation	Post-October Currency Losses Deferred
$3,757,015	$1,561,994	$9,867,146	$(7,184)

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the Securities and Exchange Commission (the "SEC") has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For calendar-year open-end funds, this would be no later than their June 29, 2007 NAV and the effects of FIN 48 would be reflected in the funds' semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Portfolio has assessed the impact of adopting FIN 48 and currently does not believe that there will be a material impact to the Portfolio.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("SFAS No. 157"), "Fair Value Measurements." The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2006, management of the Portfolio is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep., including ING Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Board that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•  ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the "NYAG") and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the "NH Bureau") concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the "NYAG Agreement") regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust ("NYSUT") and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG's findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG's office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the "One-Page Disclosure"). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the "NH Agreement") to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau's claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

20

  PORTFOLIO OF INVESTMENTS
ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 97.3%
		Australia: 8.0%
29,694		Australia & New Zealand Banking Group Ltd.	$659,068
54,995	L	Coca-Cola Amatil Ltd.	336,174
120,825		Foster's Group Ltd.	658,881
20,006	L	Publishing & Broadcasting Ltd.	335,347
25,700		St. George Bank Ltd.	667,988
51,609		Stockland	336,417
26,880	L	Suncorp-Metway Ltd.	430,799
24,003		TABCORP Holdings Ltd.	318,815
21,193		Wesfarmers Ltd.	627,326
41,622		Westfield Group	688,043
			5,058,858
		Belgium: 2.5%
14,619		Belgacom SA	642,911
7,892		Elia System Operator SA	311,562
14,215		Fortis	604,952
			1,559,425
		Brazil: 2.5%
9,040	L	Cia Siderurgica Nacional SA ADR	271,019
7,487		Petroleo Brasileiro SA	694,494
40,913		Tele Norte Leste Participacoes SA ADR	610,422
			1,575,935
		Canada: 5.2%
33,961	L	BCE, Inc.	914,441
9,572		Bell Aliant Regional Communications Income Fund	221,296
6,013		Enerplus Resources Fund	262,227
19,105		Fording Canadian Coal Trust	396,429
27,137		Precision Drilling Trust	628,306
24,077	L	TransCanada Corp.	838,457
			3,261,156
		China: 1.2%
528,000		PetroChina Co., Ltd.	744,151
			744,151
		Denmark: 1.1%
15,339		Danske Bank A/S	679,742
			679,742
		France: 3.3%
26,444		France Telecom SA	729,593
3,928		Societe Generale	664,500
17,001		Vivendi	663,112
			2,057,205
		Germany: 2.1%
35,196		Deutsche Telekom AG	641,999
5,072		EON AG	688,009
			1,330,008
		Greece: 1.0%
16,210		OPAP SA	625,989
			625,989

Shares		Value
	Hong Kong: 1.1%
101,000	Citic Pacific Ltd.	$347,351
51,000	CLP Holdings Ltd.	376,450
		723,801
	Hungary: 1.3%
28,398	Matav Magyar Tavkozlesi Rt ADR	793,724
		793,724
	Ireland: 1.1%
22,742	Allied Irish Banks PLC	678,517
		678,517
	Israel: 0.6%
82,991	Bank Hapoalim BM	387,264
		387,264
	Italy: 8.1%
87,900	Banca Intesa S.p.A.	676,950
82,120	Enel S.p.A.	846,364
29,276	ENI S.p.A.	984,702
52,271	Mediaset S.p.A.	619,031
130,082	Snam Rete Gas S.p.A.	737,035
224,950	Telecom Italia S.p.A.	569,664
75,575	UniCredito Italiano S.p.A.	660,656
		5,094,402
	Netherlands: 2.7%
20,333	ABN Amro Holding NV	651,848
3,071	Rodamco Europe NV	407,798
17,646	Royal Dutch Shell PLC	621,712
		1,681,358
	New Zealand: 0.6%
103,691	Telecom Corp. of New Zealand Ltd.	350,686
		350,686
	Norway: 1.0%
46,060	DNB NOR ASA	651,749
		651,749
	Poland: 1.2%
92,789	Telekomunikacja Polska SA	781,544
		781,544
	Singapore: 1.1%
54,000	United Overseas Bank Ltd.	681,092
		681,092
	South Africa: 1.8%
51,171	Edgars Consolidated Stores Ltd.	284,176
27,799	Standard Bank Group Ltd.	373,462
24,877	Telkom SA Ltd.	500,621
		1,158,259
	South Korea: 1.2%
14,768	KT Corp.	374,369
5,282	S-Oil Corp.	387,751
		762,120
	Sweden: 1.6%
12,874	Svenska Cellulosa AB	670,843
4,881	Volvo AB	335,186
		1,006,029

See Accompanying Notes to Financial Statements
21

      PORTFOLIO OF INVESTMENTS
ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Thailand: 0.8%
92,700		Advanced Info Service PCL	$204,267
38,400		Siam Cement PCL	279,745
			484,012
		United Kingdom: 12.8%
40,961		Aviva PLC	657,108
44,965		Barclays PLC	642,009
53,031		BBA Aviation PLC	282,343
22,173		British American Tobacco PLC	620,872
34,461		Diageo PLC	677,078
141,176		DSG International PLC	527,748
23,336		GlaxoSmithKline PLC	614,222
212,532		Legal & General Group PLC	653,171
58,467		Lloyds TSB Group PLC	657,260
25,375		Provident Financial PLC	347,322
26,829		Royal Bank of Scotland Group PLC	1,044,136
60,254		Scottish & Newcastle PLC	658,814
22,357		Severn Trent PLC	643,172
			8,025,255
		United States: 33.4%
8,262		AGL Resources, Inc.	321,474
11,883		Altria Group, Inc.	1,019,799
11,476		Ameren Corp.	616,605
14,773	L	American Capital Strategies Ltd.	683,399
10,978		Arthur J Gallagher & Co.	324,400
17,522		AT&T, Inc.	626,412
16,882		Bank of America Corp.	901,330
23,034		Bristol-Myers Squibb Co.	606,255
18,097		Citigroup, Inc.	1,008,003
41,647		Citizens Communications Co.	598,467
12,601		Consolidated Edison, Inc.	605,730
5,608		Developers Diversified Realty Corp.	353,024
15,424		Dow Chemical Co.	616,035
19,936		Duke Energy Corp.	662,075
6,512		Duke Realty Corp.	266,341
12,496		Energy East Corp.	309,901
7,710		Fifth Third Bancorp.	315,570
14,544	L	First Horizon National Corp.	607,648
5,579		Hospitality Properties Trust	265,170
6,470		iStar Financial, Inc.	309,395
16,676		Keycorp	634,188
7,545		Kinder Morgan Energy Partners LP	361,406
5,927		Kinder Morgan, Inc.	626,780
5,196		Liberty Property Trust	255,331
13,222		Merck & Co., Inc.	576,479
27,946		NiSource, Inc.	673,499
20,653		Pfizer, Inc.	534,913
9,058		Public Service Enterprise Group, Inc.	601,270
7,246	L	Rayonier, Inc.	297,448
10,442	L	Reynolds American, Inc.	683,638
17,952		Southern Co.	661,711
10,949		Thornburg Mortgage, Inc.	275,148
10,774		United Dominion Realty Trust, Inc.	342,505
17,452		US Bancorp.	631,588
16,219	L	UST, Inc.	943,946
7,451		Ventas, Inc.	315,326
11,267		Wachovia Corp.	641,656
20,599		Washington Mutual, Inc.	937,049
			21,010,914
		Total Common Stock (Cost $50,860,707)	61,163,195

Shares			Value
WARRANTS: 1.6%
		Taiwan: 1.6%
183,298		Formosa Chemicals & Fibre Corp.	$306,108
258,037		Lite-On Technology Corp.	348,350
439,000	#	Mega Financial Holdings Co., Ltd.	324,860
		Total Warrants (Cost $906,721)	979,318
		Total Long-Term Investments (Cost $51,767,428)	62,142,513

Principal Amount			Value
SHORT-TERM INVESTMENTS: 9.0%
	Securities Lending Collateralcc: 9.0%
$5,647,315	The Bank of New York Institutional Cash Reserves Fund		$5,647,315
	Total Securities Lending Collateral (Cost $5,647,315)		5,647,315
	Total Short-Term Investments (Cost $5,647,315)		5,647,315
	Total Investments in Securities (Cost $57,414,743)*	107.9%	$67,789,828
	Other Assets and Liabilities-Net	(7.9)	(4,955,203)
	Net Assets	100.0%	$62,834,625

Certain foreign securites may have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).

ADR  American Depositary Receipt

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned Security, a portion or all of the security is on loan at December 31, 2006.

*  Cost for federal income tax purposes is $57,925,881.

  Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$10,651,310
Gross Unrealized Depreciation	(787,363)
Net Unrealized Appreciation	$9,863,947

See Accompanying Notes to Financial Statements
22

      PORTFOLIO OF INVESTMENTS
ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Industry	Percentage of Net Assets
Aerospace/Defense	0.5%
Agriculture	5.2
Banks	23.6
Beverages	3.7
Building Materials	0.4
Chemicals	1.5
Coal	0.6
Computers	0.6
Diversified Financial Services	2.6
Electric	9.0
Entertainment	1.5
Forest Products & Paper	1.1
Gas	2.8
Holding Companies - Diversified	0.6
Insurance	2.6
Investment Companies	1.1
Iron/Steel	0.4
Machinery - Diversified	0.5
Media	2.6
Miscellaneous Manufacturing	1.0
Oil & Gas	6.9
Pharmaceuticals	3.7
Pipelines	2.9
Real Estate	1.6
Real Estate Investment Trusts	4.5
Retail	1.3
Savings & Loans	1.5
Telecommunications	13.6
Water	1.0
Short-Term Investments	9.0
Other Assets and Liabilities - Net	(7.9)
Net Assets	100.0%

See Accompanying Notes to Financial Statements
23

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2006 were as follows:

Fund Name	Type	Per Share Amount
ING VP Global Equity Dividend Portfolio	NII	$0.3284

NII — Net investment income

Of the ordinary distributions made during the year ended December 31, 2006, the following percentage qualifies for the dividends received deduction (DRD) available to corporate shareholders:

  13.21%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolio designates the following amounts as foreign taxes paid for the year ended December 31, 2006:

Foreign Taxes Paid	Per Share Amount
$177,726	$0.0265

Listed below are the gross income earned and foreign taxes paid by country for the Portfolio.

Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Country	Gross Income Earned	Foreign Tax Withheld
Netherland Antilles	$11,414	$—
Australia	231,645	—
Belgium	69,456	10,418
Brazil	103,326	—
Canada	349,605	39,732
China	27,046	—
Denmark	29,032	4,355
France	82,329	12,338
Germany	82,521	12,378
Greece	31,926	—
Hong Kong	34,277	—
Ireland	22,543	—
Israel	28,023	5,605
Italy	272,575	39,551
Luxembourg	16,669	—
Mexico	12,186	—
Netherlands	76,480	11,405
New Zealand	47,689	7,142
Norway	27,498	4,125
Panama	11,770	—
Portugal	42,723	5,834
Singapore	25,785	—
South Africa	55,823	—
South Korea	39,154	6,460
Spain	14,150	2,122
Sweden	70,884	10,633
Taiwan	40,735	5,628
Thailand	30,784	—
United Kingdom	371,867	—
Subtotal	2,259,916	177,726
United States	988,744	—
Total	$3,248,660	$177,726

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolio. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

24

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust's Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	January 2005 - Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - Present). Formerly, Executive Director, The Mark Twain House & Museum(2) (September 1989 - November 2005).	180	None

Patricia W. Chadwick(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 58	Trustee	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	180	None

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	February 2002 - Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 - Present).	180	None

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	February 2002 - Present	President, College of New Jersey (January 1999 - Present).	180	None

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	January 2005 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	180	Assured Guaranty Ltd. (November 2003 - Present).

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Chairman and Trustee	February 2001 - Present	Private Investor (June 1997 - Present). Formerly, Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 - December 2001).	180	JDA Software Group, Inc. (January 1999 - Present); and Swift Transportation Co. (March 2004 - Present).

Sheryl K. Pressler(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	January 2006 - Present	Consultant (May 2001 - Present), Formerly, Chief Executive Officer, Lend Lease Real Estate Investments, Inc. (March 2000 - April 2001).	180	Stillwater Mining Company (May 2002 - Present); California HealthCare Foundation (June 1999 - Present); and Romanian- American Enterprise Fund (February 2004 - Present).

25

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	February 2001 - Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 - Present).	180	Principled Equity Market Trust (December 1996 - Present); and Asian American Bank and Trust Company (June 1993 - Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	180	AmeriGas Propane, Inc. (January 1998 - Present); and UGI Corporation (February 2006 - Present).

Trustee who is an "Interested Person":

John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	February 2001 - Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 - January 2002); Director of ReliaStar Life Insurance Company of New York (April 1975 - December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 - December 2001).	180	Hormel Foods Corporation (March 2000 - Present); ShopKo Stores, Inc. (August 1999 - Present); and Conseco, Inc. (September 2003 - Present).

(1)  Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

(2)  Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)  Valuation, Proxy and Brokerage Committee member.

(4)  Audit Committee member.

(5)  Mr. Turner is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Groep, the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

26

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Officers:

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC and ING Funds Services, LLC (November 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Executive Vice President	February 2002 - Present	Executive Vice President, ING Investments, LLC (December 2001 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC and Directed Services, LLC (October 2004 - December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005); and Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Executive Vice President	October 2000 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003).

Joseph M. O'Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer Executive Vice President	November 2004 - Present March 2006 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); ING Investments, LLC and Directed Services, LLC (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 - Present October 2000 - Present	Executive Vice President and Chief Operating Officer, ING Funds Services, LLC and ING Investments, LLC (March 2006 - Present); and Assistant Secretary, ING Funds Services, LLC (October 2001 - Present). Formerly, Senior Vice President, ING Investments, LLC (August 1999 - March 2006).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC (March 2001 - September 2002).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 - October 2003).

Ernest J. C'DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 - Present	Senior Vice President, ING Funds Services, LLC (April 2006 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

27

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	May 2006 - Present	Senior Vice President of Operations, ING Funds Services, LLC (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC (September 2001 - May 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President Treasurer	October 2000 - Present March 2001 - Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	February 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); and Vice President (February 1996 - Present); and Director of Compliance, ING Investments, LLC (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 - October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Kimberly K. Palmer 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

28

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts

Section 15(c) of the 1940 Act provides that, after an initial period, the existing investment advisory and sub-advisory contracts for the Portfolio, a series of the Trust, remain in effect only if the Board of the Trust, including a majority of the Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Trust, as such term is defined under the 1940 Act (the "Independent Trustees"), annually review and renew them. In this regard, at a meeting held on November 9, 2006 the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the "Advisory Contract") between ING Investments, LLC (the "Adviser") and the Trust, on behalf of the Portfolio, and the sub-advisory contract ("Sub-Advisory Contract") with ING Investment Management Advisors B.V. ("IIM B.V."), the sub-adviser to the Portfolio.

The Independent Trustees also held separate meetings on October 12, 2006 and November 7, 2006 to consider renewals of the Advisory Contract and Sub-Advisory Contract. Thus, references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 9, 2006 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio. In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board's determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contract and Sub-Advisory Contract for the Portfolio were considered at the same Board meeting, the Trustees considered the Portfolio's advisory and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 9, 2006 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Portfolio's Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2007. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolio's advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

In 2003, the Independent Trustees determined to undertake steps to further enhance the process under which the Board determines whether to renew existing advisory and sub-advisory arrangements for the funds in the ING Funds complex, including the Portfolio's existing Advisory and Sub-Advisory Contracts, and to approve new advisory and sub-advisory arrangements. Among these measures, the Board: retained the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolio ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships; established the format in which the information requested by the Board is provided to the Board; and determined the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Advisory and Sub-Advisory Contracts for the funds in the ING Funds Complex (including the Portfolio), as well as its review and approval of new advisory relationships.

Since the foregoing approval and renewal process was implemented, the Board regularly has reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed-Income Funds Investment Review Committee (the "I/B/F IRC"). The type and format of the information provided to the Board or its counsel to inform its approval and annual review and renewal process has been codified in the ING Funds' "15(c) Methodology Guide" (the "Methodology Guide"). The Methodology Guide was developed under the direction of the Independent Trustees, and sets out a written blueprint under which the Independent Trustees request certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides ING Fund-specific information to the Independent Trustees based on the Methodology Guide through "Fund Analysis and

29

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Comparison Tables" or "FACT" sheets prior to the Independent Trustees' review of Advisory and Sub-Advisory Contracts for the funds in the ING Funds complex, including the Portfolio. In 2005, the Independent Trustees retained an independent firm to verify and test the accuracy of certain of this information for a representative sample of funds in the ING Funds complex. The Independent Trustees have determined to conduct such testing periodically.

As part of a regular on-going process, the Board's Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the Board's Investment Review Committees, including the I/B/F IRC, review benchmarks used to assess the performance each fund in the ING Funds complex, including the Portfolio. The I/B/F IRC also meets regularly with the Adviser and periodically with IIM B.V. The I/B/F IRC may apply a heightened level of scrutiny in cases where performance has lagged a benchmark and/or peer group of investment companies.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolio's Advisory and Sub-Advisory Contracts that would be effective through November 30, 2007. A number of the Board's primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Portfolio's Advisory Contract and Sub-Advisory Contract for the year ending November 30, 2007, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolio by the Adviser and IIM B.V. This included information regarding the Adviser and IIM B.V. provided throughout the year at regular Board meetings, as well as information furnished for the November 9, 2006 Board meeting, which was held specifically to consider contract renewals for the period ending November 30, 2007. In addition, the Board's Independent Trustees also held meetings on October 12 and November 7, prior to the November 9, 2006 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 2006 Board meeting included the following items: (1) FACT sheets for the Portfolio that provided information about the performance and expenses of the Portfolio and other similarly managed funds in a selected peer group ("Selected Peer Group"), as well as information about the Portfolio's investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and the Selected Peer Group were selected and how profitability was determined; (3) responses from the Adviser and IIM B.V. to a detailed series of questions posed by K&L Gates; (4) copies of the form of Advisory Contract and Sub-Advisory Contract for the Portfolio; (5) copies of the Forms ADV for the Adviser and IIM B.V.; (6) financial statements for the Adviser and IIM B.V.; (7) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the Portfolio's Advisory Contract and Sub-Advisory Contract, including a written analysis for the Portfolio discussing the manner in which its performance and fees compare to its Selected Peer Group and its designated benchmark; and (8) other information relevant to the Board's evaluations.

The Portfolio has one class of shares, and this class was compared to the funds in the Portfolio's Selected Peer Group. The mutual funds chosen for inclusion in the Portfolio's Selected Peer Group were selected based upon criteria designed to mirror that class.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the "manager-of-managers" platform of the ING Funds. The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and the members of the I/B/F IRC with their assessment of the investment performance of the funds in the ING Funds complex, including the Portfolio, on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Investment Review Committees, including the I/B/F IRC, to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of IIM B.V. In considering the Portfolio's Advisory Contract, the Board also considered the extent of benefits provided to the Portfolio's shareholders, beyond advisory services, from being part of the ING family of Funds. This includes the right to exchange or transfer investments, without a sales charge, between the Portfolio's shares and the same class of shares of other funds in the ING Funds complex, and the wide variety in the types of funds available for exchange or transfer.

The Board also took into account the Adviser's extensive efforts in recent years to reduce the expenses of the ING Funds, including the Portfolio, through re-negotiated arrangements with the ING Funds' service providers.

30

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Further, the Board received periodic reports showing that the Portfolio's investment policies and restrictions were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Portfolio's Chief Compliance Officer ("CCO") evaluating the regulatory compliance systems of the Adviser and IIM B.V. and procedures reasonably designed by them to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and IIM B.V. of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the CCO's annual and periodic reports with respect to service provider compliance and his recommendations regarding service providers' compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Portfolio's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and IIM B.V., and evaluated the ability of the Adviser and IIM B.V. to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolio (and other relevant funds in the ING Funds complex) by the Adviser and IIM B.V., and whether those resources are commensurate with the needs of the Portfolio and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and IIM B.V. are appropriate in light of the Portfolio's operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and IIM B.V. were appropriate.

The Portfolio's Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of the Portfolio, taking into account the importance of such performance to the Portfolio's shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Fund FACT sheets furnished in advance of the November meeting of the Independent Trustees. The FACT sheets prepared for the Portfolio included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and the Portfolio's primary benchmark.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as the Portfolio grows larger and the extent to which this is reflected in the level of management fee rate charged. In this regard, the Board took into consideration that while the Portfolio does not have breakpoint discounts on its advisory fees, it benefits from waivers of advisory fees. The Board considered the extent to which economies of scale could effectively be realized through such waivers.

Information about Services to Other Clients

The Board requested, and if received considered, information about the nature of services and fee rates offered by the Adviser and IIM B.V. to other clients, including other registered investment companies.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to IIM B.V. for sub-advisory services. In addition, the Board reviewed and took into account existing expense limitations applicable to the fees payable by the Portfolio.

The Board considered the Portfolio's fee structure as it relates to the services provided under the Portfolio's Advisory and Sub-Advisory Contracts, and the potential fall-out benefits to the Adviser and IIM B.V., and their respective affiliates, from their association with the Portfolio. The Board determined that the fees payable to the Adviser and IIM B.V. are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2007.

31

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to IIM B.V. with respect to the Portfolio. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by IIM B.V. with respect to its profitability.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser's and IIM B.V.'s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolio's operations may not be fully reflected in the expenses allocated to the Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management's entrepreneurial risk associated with offering and managing a mutual fund complex in today's regulatory environment.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section the Board concluded that the profits, if any, realized by the Adviser and IIM B.V. were not excessive.

Specific Factors Considered

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2006 meeting in relation to renewing the Portfolio's current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2007. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio's performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio's prospectus. The Portfolio's management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter and year-to-date periods, but underperformed both for the one-, three- and five year periods; and (2) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, in the third quintile for the one-year period, and in the fifth (lowest) quintile for the three- and five-year periods. In analyzing this performance data, the Board took into account that, in January 2006, the portfolio managers to the Portfolio were changed.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for thePortfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that do not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING VP Global Equity Dividend Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UGED (1206-022207)

Funds

Annual Report

December 31, 2006

ING GET U.S. Core Portfolio

■  Series 1

■  Series 2

■  Series 3

■  Series 4

■  Series 5

■  Series 6

■  Series 7

■  Series 8

■  Series 9

■  Series 10

■  Series 11

■  Series 12

■  Series 13

■  Series 14

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Manager's Reports	4

Investment Strategy and Principal Risks	21

Shareholder Expense Examples	25

Report of Independent Registered Public Accounting Firm	27

Statements of Assets and Liabilities	28

Statements of Operations	32

Statements of Changes in Net Assets	36

Financial Highlights	43

Notes to Financial Statements	57

Portfolios of Investments	68

Advisory Contract Approval Discussion	146

Trustee and Officer Information	159

Tax Information	163

PROXY VOTING INFORMATION

A description of the policies and procedures that the Series use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the ING Funds' website at www.ingfunds.com and (3) on the SEC website at www.sec.gov. Information regarding how the Series voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Series files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q are available on the SEC's website at www.sec.gov. The Series' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at 800-992-0180.

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PRESIDENT'S LETTER

Dear Shareholder,

In its recent meetings, the U.S. Federal Reserve Board (the "Fed") ceased what was a two-year trend. That trend — a string of 17 consecutive interest rate hikes that ended last fall — was seen by many analysts as a sign that the Fed was concerned about containing inflation.

Now, the Fed is neither raising nor lowering interest rates, which puts us in the midst of what economists refer to as a "plateau." Historically, there have been six similar plateaus since 1982 and during four of those periods the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index") rose significantly.

Of course, the Fed's actions impact economies and market performance around the world. For instance, the current interest rate climate has been cited as one reason for a decline in the value of the dollar. Last year, that drop in the dollar meant that international stocks — which are often determined in foreign currencies — generally experienced strong performance as foreign currencies climbed and world stock markets continued to produce strong results.

Meanwhile, here at home, 2006 was an interesting year for equity investors. In May of 2006, the S&P 500® Index hit a five-year high followed by a market correction and several months of non-directional returns. A strong rally occurred in the second half of the year driven in part by the aforementioned dollar decline and the interest rate plateau. The good news is many economists believe that these conditions may continue in the months to come.

At ING Funds, we are committed to providing you, the investor, with an array of investment choices that enables you to build a diversified portfolio across a variety of asset classes. We do so, with a view that the globalization of markets is an initial consideration in the products we offer.

We take the confidence you place in us with your investments very seriously — everyone in our firm is committed to renewing this trust each and every day.

Shaun Mathews
President
ING Funds
January 31, 2007

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2006

In our semi-annual report, we described how the feast of the first quarter had turned to famine in the second quarter for global equity markets on concerns that rising interest rates would freeze out global growth. Indeed as late as June 27, 2006, the year-to-date return on the Morgan Stanley Capital International ("MSCI") World IndexSM(1) measured in local currencies, including net reinvested dividends had been precisely 0%. However, the second half of the year ended December 31, 2006, was much healthier and the same index powered ahead 12.3% and for the year ended December 31, 2006, returned 20.07%. The return to dollar based investors was a little better at 13.2%, as late in the year a slowing economy and hints that central banks would be diversifying out of dollars weighed on that currency. For the six months ended December 31, 2006, the dollar fell 3.1% against the euro and 5.6% against the pound, but gained 4.1% on the yen due to stumbling growth and miniscule interest rates in Japan. For the year ended December 31, 2006, the dollar fell 10.6% against the euro and 12.4% against the pound, but gained 1.3% against the yen.

As the first half of 2006 ended, the Federal Open Market Committee ("FOMC") had just raised the federal funds rate for the seventeenth time since June 2004, to 5.25%. The relatively mild accompanying language led many in the fixed income market to hope that the tightening cycle was now over. Not everyone believed it, especially when new Middle East conflict pushed the price of oil to another record on July 14, 2006. But data, especially on housing, had mostly pointed to cooling demand and a tame employment report on August 4, 2006 probably decided the matter. Four days later the FOMC met and left rates unchanged. The booming housing market had been a powerful driver of growth in recent years through new construction and demand created by mortgage loan refinancing. This boom was deteriorating appreciably with housing prices and the key new building permits measure falling sharply. Only in the last few days of 2006 did the slump show some signs of bottoming out with unexpectedly good new and existing home sales figures reported, along with rebounding consumer confidence. For the six months ended December 31, 2006, the Lehman Brothers® Aggregate Bond ("LBAB") Index(2) of investment grade bonds gained 5.09% and for the year ended December 31, 2006 it gained 4.33%. The most important dynamic was the broad yield curve inversion, suggestive of an expected fall in interest rates and a further economic slow down. The ten-year Treasury yield fell 43 basis points (0.43%) to 4.71%, while the yield on the three-month Bill rose by 3 basis points (0.03%) to 4.89%. Since mid-August, with the exception of two days, bond investors had been prepared to lend money to the government for ten years at a lower interest rate than for three months.

Faced with fading business activity, as the key housing engine seized up, and a yield curve inverted to the point of recession according to some commentators, investors in U.S. equities must have been in the mood to sell. Not so fast. Those investors saw things differently and indeed the apparent "disagreement" between the bond market and global stock markets was a well discussed feature of the second half of the year. For one thing, the oil price, having hit its record, fell back, as surly calm returned to the Middle East, as the summer driving and hurricane seasons came and went and as winter got off to a mild start in the key North East region. The price of oil averaged 22% less in the fourth quarter than at its peak, boosting consumers' spending power and confidence. And if longer-term interest rates were falling then stocks looked more attractive as bonds provided less competition and the present value of future corporate profits rose. Speaking of which, Standard & Poor's 500® Composite Stock Price ("S&P 500®") Index(3) companies duly reported their 13th straight double-digit quarterly percentage earnings gain. Gross domestic product ("GDP") growth may have slowed, but the share of corporate profits, reported at 12.4%, was the highest since the 1950's. The next merger or acquisition to get investors in the mood never seemed far away. Five of them were even announced in one day on November 6, 2006, sending markets up about 1%. For the six months ended December 31, 2006, the S&P 500® Index, including dividends, rose 12.7% and for the year ended December 31, 2006, the S&P 500® Index, including dividends, rose 15.8%. All but 30 basis points (0.30%) of the gain came after August 8, 2006, making six-year highs as the year ended.

International markets, based on MSCI local currency indices, as in the U.S., finished near their best levels for the year. In Japan the market advanced 8.7%, in 2006, after a late surge. The long awaited increase in interest rates from 0.0% to 0.25% took place in July just as the economic recovery was losing impetus. Third quarter growth was estimated at only 0.8% and generated by exports and capital spending alone. Consumer spending was lagging despite low unemployment and almost flat prices,

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2006

yet business confidence remained high and profit growth healthy. Elsewhere, Asian markets ex Japan rose 28.2% in 2006, but with wide disparities, ranging from -2.0% in Thailand to 83.4% in China. In Thailand the uncertainty caused by a military coup was compounded when the junta imposed exchange controls to hold back the strong baht, only to rescind them the next day. China's market soared in surely speculative excess, and in the absence of attractive alternatives, as investors sought a piece of the world's fourth largest economy. By the end of 2006 the Chinese market had become the third biggest emerging market after South Korea and Taiwan. European ex UK markets surged 16.1%, in 2006. The Eurozone's GDP growth had recorded its best first half of a year since 2000, 1.7%, and the lowest unemployment rate, 7.8%, since the start of the Eurozone itself. But as the second half of 2006, wore on there were signs that the best news was behind it and the third quarter's annualized growth fell to 2.0%. Business confidence, however, stayed buoyant and cheered by extensive merger and acquisition activity despite headwinds in the form of a strengthening euro, a hawkish European Central Bank that raised rates three times and the looming rise in German sales tax. UK equities added 8.6% in the six months ended December 31, 2006. The Bank of England raised rates twice as GDP growth accelerated to 2.9% year over year, inflation climbed above target and house prices, an important demand generator, continued their recovery with average prices up more than 10% in 2006. Again, however, it was widespread, large scale mergers and acquisitions energizing the market.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large capitalization companies whose securities are traded on major U.S. stock markets.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GET U.S. CORE PORTFOLIO SERIES 1-14

PORTFOLIO MANAGERS' REPORT

During the Guarantee Period, the ING GET U.S. Core Portfolio — Series 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, and 14 ("Series") seek to achieve maximum total return and minimal exposure of the Series' assets to a market value loss by participating, to the extent possible, in favorable equity market performance during the Guarantee Period. The Series are managed by the following Portfolio Management Team with ING Investment Management Co., the Sub-Adviser:

Asset Allocation: Mary Ann Fernandez, Senior Vice President, serves as strategist for the Series and is responsible for overseeing overall Series strategy and the allocation of Series Assets between the Equity and Fixed components.

Equity Component: Omar Aguilar, Portfolio Manager and Vincent Costa*, Portfolio Manager, co-manage the Equity Component.

Fixed Component: The Fixed Component is managed by a team of fixed-income specialists led by James B. Kauffmann, Portfolio Manager.

Note: Other than Series 14, the Series are closed to new investments.

Performance: Listed below are the total returns for Series 1, 2, 3, and 4, the Standard & Poor's 500® Composite Stock Price ("S&P 500®") Index(1) and the Lehman Brothers 1-3 Year Government ("LBG 1-3") Index(2) for the year ended December 31, 2006:

Series 1	7.72%
Series 2	6.64%
Series 3	6.34%
Series 4	7.89%
S&P 500® Index	15.79%
LBG 1-3 Index	4.12%

Total returns for the periods ended December 31, 2006 for Series 5 to 13 are detailed below, along with the S&P 500® Index, and the Lehman Brothers 1-5 Year Government ("LBG 1-5") Index(3) (for Series 5 to 13).

Series 11-14 have less than one year of performance since the inception of their Guarantee Periods.

Series 5	11.23%
S&P 500® Index	15.79%
LBG 1-5 Index	4.02%
Series 6	10.48%
S&P 500® Index	15.79%
LBG 1-5 Index	4.02%
Series 7	10.26%
S&P 500® Index	15.79%
LBG 1-5 Index	4.02%
Series 8	10.70%
S&P 500® Index	15.79%
LBG 1-5 Index	4.02%
Series 9	10.11%
S&P 500® Index	15.79%
LBG 1-5 Index	4.02%
Series 10	9.78%
S&P 500® Index	15.79%
LBG 1-5 Index	4.02%
Series 11 from 03/02/06	7.06%
S&P 500® Index from 03/01/06	12.50%
LBG 1-5 Index from 03/01/06	3.86%
Series 12 from 06/22/06	12.25%
S&P 500® Index from 07/01/06	12.74%
LBG 1-5 Index from 07/01/06	3.34%
Series 13 from 12/21/06	(0.59)%
S&P 500® Index from 12/21/06	1.40%
LBG 1-5 Index from 12/21/06	(0.12)%
Series 14(4)	—

(1)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2)  The LBG 1-3 Year Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.

(3)  The LBG 1-5 Year Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.

(4)  Since Series 14 had not entered the Guarantee Period as of December 31, 2006, performance information is not presented. The Guarantee Period for Series 14 begins June 21, 2007.

An investor cannot invest directly in an index.

*  Effective December 31, 2006, Douglas Coté resigned from ING Investment Management and was replaced by Vincent Costa.

PORTFOLIO MANAGERS' REPORT

ING GET U.S. CORE PORTFOLIO SERIES 1-14

Portfolio Specifics: Series performance results from a combination of returns on the Equity Component and Fixed Components, and the asset allocation blend between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Historically, stocks have proven to be more volatile than bonds, which was an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to maturity date, and the ratio of current assets to the underlying guarantee amount are also important. The allocation to the Equity Component and the Fixed Component depends on these factors and the paths they take over the guarantee period. In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the Series generally buy equities (and sell bonds) when the equity market rises and sell equities (and buy bonds) as the equity market declines. The use of fixed income reduces the Series' ability to fully participate in rising equity markets.

Asset Allocation
as of December 31, 2006
(as a percent of net assets)

	Fixed Income	Common Stock	Other Assets and Liabilities
Series 1	51.7%	48.4%	(0.1)%
Series 2	58.1%	42.1%	(0.2)%
Series 3	64.2%	35.9%	(0.1)%
Series 4	51.2%	48.9%	(0.1)%
Series 5	15.4%	88.9%	(4.3)%
Series 6	23.3%	76.7%	(0.0)%
Series 7	20.4%	79.7%	(0.1)%
Series 8	15.7%	84.4%	(0.1)%
Series 9	22.4%	77.7%	(0.1)%
Series 10	24.9%	75.2%	(0.1)%
Series 11	31.2%	68.8%	(0.0)%
Series 12	15.9%	88.3%	(4.2)%
Series 13	37.8%	62.3%	(0.1)%

ING GET U.S. Core Portfolios, Series 1-4

The Series' Fixed Components underperformed the LBG 1-3 Index. All of the Series hold a higher percentage of agency securities than the LBG 1-3 Index, and over the period agencies outperformed Treasuries, which helped performance. However, these Series have longer durations than the LBG 1-3 Index, which hurt performance as shorter duration issues outperformed longer duration issues over the period.

The Series' Equity Components modestly outperformed the S&P 500® Index due to the positive impact of security selection, especially in information technology and energy. Our positive performance was offset somewhat by security selection in consumer discretionary and utility. Sector allocation had a negligible impact on the Series' portfolio. Valuation and quality factors positively impacted performance while market recognition acted as a drag. Our overall sector exposures are by design quite close to the S&P 500® Index so that nearly all of our relative performance is driven by individual stock selection.

While we expect our statements to be accurate for each of the individual portfolios within a Series, this may not always be the case due to cash flow differences from portfolio to portfolio.

ING GET U.S. Core Portfolios, Series 5-6

The Series' Fixed Components outperformed the LBG 1-5 Index. All of the Series hold a higher percentage of agency securities than the LBG 1-5 Index, and over the period agencies outperformed Treasuries which helped performance. However, these Series have longer durations than the Index which offset some of the positive impact of holding agencies as shorter duration agencies and treasuries issues outperformed longer duration issues over the period.

The Series' Equity Components modestly outperformed the S&P 500® Index due to the positive impact of security selection, especially in information technology and energy. Our positive performance was offset somewhat by security selection in consumer discretionary and utility. Sector allocation had a negligible impact on the portfolio. Valuation and quality factors positively impacted performance while market recognition factors acted as a drag on performance over the period. Our overall sector exposures are by design quite close to the S&P 500® Index so that nearly all of our relative performance is driven by individual stock selection.

ING GET U.S. Core Portfolios, Series 7-10

The Series' Fixed Components underperformed the LBG 1-5 Index. All of the Series hold a higher percentage of agency securities than the LBG 1-5 Index, and over the period agencies outperformed Treasuries, which helped performance. However, these Series have longer durations than the LBG 1-5 Index, which hurt performance as shorter duration agencies and treasuries issues outperformed longer duration issues over the period.

ING GET U.S. CORE PORTFOLIO SERIES 1-14

PORTFOLIO MANAGERS' REPORT

The Series' equity components modestly outperformed the S&P 500® Index due to the positive impact of security selection, especially in information technology and energy. Our positive performance was offset somewhat by security selection in consumer discretionary and utility. Sector allocation had a negligible impact on the portfolio. Valuation and quality factors positively impacted performance while market recognition factors acted as a drag on performance over the period. Our overall sector exposures are by design quite close to the S&P 500® Index so that nearly all of our relative performance is driven by individual stock selection.

ING GET U.S. CORE Portfolio, Series 11

The Series Fixed Component underperformed the LBG 1-5 Index. Although the Series holds a higher percentage of agency securities as compared to the index and agencies outperformed Treasuries over the period, the specific issues that are held by the Series underperformed the LBG 1-5 Index.

The Series Equity Component was neutral to the S&P 500® Index. Our stock selection was driven by strong selection in energy and information technology. This performance was offset somewhat by poor selection in consumer discretionary. Allocation had a negative impact on performance mainly driven by an overweight in information technology. Our overall sector exposures are by design quite close to the S&P 500® Index so that nearly all of our relative performance is driven by individual stock selection.

ING GET U.S. CORE Portfolio, Series 12

The Series Fixed Component outperformed the LBG 1-5 Index. The Series holds a higher percentage of agency securities as compared to the index and as agencies outperformed Treasuries over the period this benefited the Series.

The Series Equity Component outperformed the S&P 500® Index. Our stock selection was driven by strong selection in energy and information technology. This performance was offset somewhat by poor selection in consumer discretionary. Sector allocation was broadly neutral. Our overall sector exposures are by design quite close to the S&P 500® Index.

While we expect our statements to be accurate for each of the individual portfolios within a Series, this may not always be the case due to cash flow differences from portfolio to portfolio.

ING GET U.S. Core Portfolios, Series 13-14

Since ING GET U.S. Core Series 13 entered its Guarantee in December, 2006, it does not have performance information that an investor may find useful in evaluating the risks of investing in the Portfolio.

Since ING GET U.S. Core Portfolio Series 14 had not entered the Guarantee Period as of December 31, 2006, it does not have performance information for that period that an investor may find useful in evaluating the risks of investing in the Portfolio. For current performance, when available, please call ING Variable Annuities' Customer Service Desk at (800) 336-0066.

The ING GET U.S. Core Portfolios are invested according to a model investment portfolio. Noteworthy features of the investment performance of each Series are reported according to this model since that reflects the way in which the investment decisions are actually made. While we expect the statements to be accurate for each of the individual Series within the Portfolios, this may not always be the case due to cash flow differences from Series to Series.

Current Strategy and Outlook: A weak housing market coupled with the lagged effects of 17 rate hikes by the U.S. Federal Reserve Board ("Fed") has slowed the U.S. economy. Going forward, we believe gross domestic product growth will be moderate, with output expanding at a slightly below-trend rate, as residential investment declines. Lower gasoline prices and credit conditions should help mitigate the spill over effects from the weakening housing market. Our view is that the economy is in a mid-cycle slowdown with a low likelihood of recession. There are still some contradicting signals affecting the capital markets. The equities market has reached its post 9/11 highs while at the same time slower growth and lower inflation metrics have sent interest rates to their lowest levels in almost 11 months. Stocks appear to be signaling an expansion while bonds are not.

Allocation between equities and fixed income are dependent on our quantitative asset allocation model, which uses the factors mentioned above and not on a qualitative evaluation of the bond versus the equity markets.

PORTFOLIO MANAGERS' REPORT

ING GET U.S. CORE PORTFOLIO SERIES 1

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	Since Inception of Guarantee Period September 12, 2003
ING GET U.S. Core Portfolio Series 1	7.72%	4.88%
S&P 500® Index(1)	15.79%	12.82	%(3)
LBG 1-3 Index(2)	4.12%	2.42	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 1 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series' performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) The LBG 1-3 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.

(3) Since inception performance for the index is shown from September 1, 2003.

ING GET U.S. CORE PORTFOLIO SERIES 2

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	Since Inception of Guarantee Period December 12, 2003
ING GET U.S. Core Portfolio Series 2	6.64%	3.89%
S&P 500® Index(1)	15.79%	11.98	%(3)
LBG 1-3 Index(2)	4.12%	2.43	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 2 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series' performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) The LBG 1-3 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.

(3) Since inception performance for the index is shown from December 1, 2003.

PORTFOLIO MANAGERS' REPORT

ING GET U.S. CORE PORTFOLIO SERIES 3

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	Since Inception of Guarantee Period March 12, 2004
ING GET U.S. Core Portfolio Series 3	6.34%	2.94%
S&P 500® Index(1)	15.79%	9.84	%(3)
LBG 1-3 Index(2)	4.12%	2.16	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 3 against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series' performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) The LBG 1-3 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.

(3) Since inception performance for the index is shown from March 1, 2004.

ING GET U.S. CORE PORTFOLIO SERIES 4

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	Since Inception of Guarantee Period June 11, 2004
ING GET U.S. Core Portfolio Series 4	7.89%	5.56%
S&P 500® Index(1)	15.79%	11.59	%(3)
LBG 1-3 Index(2)	4.12%	2.70	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 4 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series' performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) The LBG 1-3 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.

(3) Since inception performance for the index is shown from June 1, 2004.

PORTFOLIO MANAGERS' REPORT

ING GET U.S. CORE PORTFOLIO SERIES 5

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	Since Inception of Guarantee Period September 10, 2004
ING GET U.S. Core Portfolio Series 5	11.23%	8.41%
S&P 500® Index(1)	15.79%	13.41	%(3)
LBG 1-5 Index(2)	4.02%	2.36	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 5 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series' performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) The LBG 1-5 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.

(3) Since inception performance for the index is shown from September 1, 2004.

ING GET U.S. CORE PORTFOLIO SERIES 6

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	Since Inception of Guarantee Period December 10, 2004
ING GET U.S. Core Portfolio Series 6	10.48%	6.78%
S&P 500® Index(1)	15.79%	11.57	%(3)
LBG 1-5 Index(2)	4.02%	2.79	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 6 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series' performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) The LBG 1-5 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.

(3) Since inception performance for the index is shown from December 1, 2004.

PORTFOLIO MANAGERS' REPORT

ING GET U.S. CORE PORTFOLIO SERIES 7

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	Since Inception of Guarantee Period March 9, 2005
ING GET U.S. Core Portfolio Series 7	10.26%	6.67%
S&P 500® Index(1)	15.79%	11.43	%(3)
LBG 1-5 Index(2)	4.02%	3.24	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 7 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series' performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) The LBG 1-5 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.

(3) Since inception performance for the index is shown from March 1, 2005.

ING GET U.S. CORE PORTFOLIO SERIES 8

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	Since Inception of Guarantee Period June 8, 2005
ING GET U.S. Core Portfolio Series 8	10.70%	7.87%
S&P 500® Index(1)	15.79%	13.76	%(3)
LBG 1-5 Index(2)	4.02%	2.94	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 8 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series' performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) The LBG 1-5 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.

(3) Since inception performance for the index is shown from June 1, 2005.

PORTFOLIO MANAGERS' REPORT

ING GET U.S. CORE PORTFOLIO SERIES 9

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	Since Inception of Guarantee Period September 7, 2005
ING GET U.S. Core Portfolio Series 9	10.11%	7.60%
S&P 500® Index(1)	15.79%	14.06	%(3)
LBG 1-5 Index(2)	4.02%	3.10	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 9 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series' performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) The LBG 1-5 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.

(3) Since inception performance for the index is shown from September 1, 2005.

ING GET U.S. CORE PORTFOLIO SERIES 10

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	Since Inception of Guarantee Period December 6, 2005
ING GET U.S. Core Portfolio Series 10	9.78%	8.52%
S&P 500® Index(1)	15.79%	14.53	%(3)
LBG 1-5 Index(2)	4.02%	4.13	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 10 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series' performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) The LBG 1-5 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.

(3) Since inception performance for the index is shown from December 1, 2005.

PORTFOLIO MANAGERS' REPORT

ING GET U.S. CORE PORTFOLIO SERIES 11

Cumulative Total Returns for the Periods Ended December 31, 2006

	Since Inception of Guarantee Period March 2, 2006
ING GET U.S. Core Portfolio Series 11	7.06%
S&P 500® Index(1)	12.50	%(3)
LBG 1-5 Index(2)	3.86	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 11 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series' performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) The LBG 1-5 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.

(3) Since inception performance for the index is shown from March 1, 2006.

ING GET U.S. CORE PORTFOLIO SERIES 12

PORTFOLIO MANAGERS' REPORT

Cumulative Total Returns for the Periods Ended December 31, 2006

	Since Inception of Guarantee Period June 22, 2006
ING GET U.S. Core Portfolio Series 12	12.25%
S&P 500® Index(1)	12.74	%(3)
LBG 1-5 Index(2)	3.34	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 12 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series' performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) The LBG 1-5 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.

(3) Since inception performance for the index is shown from July 1, 2006.

PORTFOLIO MANAGERS' REPORT

ING GET U.S. CORE PORTFOLIO SERIES 13

Cumulative Total Returns for the Periods Ended December 31, 2006
	Since Inception of Guarantee Period December 21, 2006
ING GET U.S. Core Portfolio Series 13	(0.59)%
S&P 500® Index(1)	1.40	%(3)
LBG 1-5 Index(2)	(0.12	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 13 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series' performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) The LBG 1-5 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.

(3) Since inception performance for the indices is shown from
December 1, 2006.

ING GET U.S. CORE PORTFOLIO SERIES 14

PORTFOLIO MANAGERS' REPORT

The views expressed in this report reflect those of the Series managers, only through the end of the period as stated on the cover. The Series managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Since ING GET U.S. Core Portfolio Series 14 had not entered the Guarantee Period as of December 31, 2006, it does not have performance information for that period that an investor may find useful in evaluating the risks of investing in the Portfolio. For current performance, when available, please call ING Variable Annuities' Customer Service Desk at (800) 336-0066.

INVESTMENT STRATEGY AND PRINCIPAL RISKS

ING GET U.S. CORE PORTFOLIO

What is the Investment Strategy During the Guarantee Period?

The Series do not implement an "investment strategy" in a conventional sense. Rather, the Series' asset allocation strategy seeks to optimize the exposure of the Series to the Equity Component while protecting Series assets. Assets allocated to the Equity Component may be reduced or eliminated in order to conserve assets at a level equal to or above the present value of the guarantee ("Guarantee"). The Series allocate their assets among the following asset classes:

During the Guarantee Period, the Series' assets will be allocated between the:

•  Equity Component, consisting of common stocks included in the S&P 500® Index, futures contracts on the S&P 500® Index, and when the Equity Component's market value is $5 million or less, investments in exchange traded funds ("ETFs") that can reasonably be expected to have at least a 95% correlation ratio with the S&P 500® Index, in S&P 500® Index futures, or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the Series' investments in such securities and the

•  Fixed Component, consisting primarily of short-to intermediate-duration U.S. government securities.

The Series' asset allocation strategy is implemented by allocating assets appropriately to the Equity Component and to the Fixed Component to optimize exposure to the Equity Component while controlling the risk that an insurance company may be required to make payment under the Guarantee. Consequently, there can be no assurance as to the percentage of assets, if any, allocated to the Equity Component, even when the equity market is doing well, or to any investment returns generated by the Series.

How does the Series' Asset Allocation work?

ING Investment Management Co. ("ING IM" or "Sub-Adviser"), the Sub-Adviser to the Series, uses a proprietary computer model to determine on a daily basis the percentage of assets allocated to the Equity Component and to the Fixed Component. The model evaluates a number of factors, including the then current market value of the Series, the then prevailing level of interest rates, equity market volatility, the Series' total annual expenses, insurance company separate account expenses, and the Maturity Date. The model determines the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter. Generally, as the value of the Equity Component rises, more assets are allocated to the Equity Component; as the value of the Equity Component declines, more assets are allocated to the Fixed Component. The amount directed to the Equity Component is always restricted so that even if it were to experience a "material decline" in value on a given day and before being redirected to the Fixed Component, the remaining assets would still be sufficient to meet the Guarantee. At the commencement of the Guarantee Period, the Series will define a "material decline" in value as a decline in the value of the Equity Component of at least 20% but no more than 30%. In the event the Series defines the "material decline" at 20%, more assets will likely be allocated to the Equity Component than if the "material decline" is defined at 30%. The allocation to the Equity Component or the Fixed Component may be zero under certain circumstances.

Equity Component: ING IM manages the Equity Component by overweighting those stocks in the S&P 500® Index that it believes will outperform the S&P 500® Index and underweighting (or avoiding altogether) those stocks it believes will underperform the S&P 500® Index ("Enhanced Index Strategy"). Stocks ING IM believes are likely to match the performance of the S&P 500® Index are invested in proportion to their representation in the Index. To determine which stocks to weight more or less heavily, ING IM uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. ING IM expects that there will be a close correlation between the performance of the Equity Component and that of the S&P 500® Index in both rising and falling markets.

If the Equity Component's market value is $5 million or less, in order to replicate an investment in stocks listed in the S&P 500® Index, ING IM may invest the entire amount of the Equity Component's assets in S&P 500® Index futures, in ETFs, or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the Series' investment in such securities (subject to restrictions imposed by the Investment Company Act of 1940, as amended ("1940 Act")). ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ING IM will not employ an enhanced index strategy when it invests in S&P 500® Index futures and ETFs.

ING GET U.S. CORE PORTFOLIO

INVESTMENT STRATEGY AND PRINCIPAL RISKS

Fixed Component: ING IM seeks to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature within three months of the Maturity Date. Generally, at least 55% of the Fixed Component will consist of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including STRIPS (Separate Trading of Registered Interest and Principal of Securities). Although the Series invest in securities insured or guaranteed by the U.S. government, the Series shares are not issued or guaranteed. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The Fixed Component may also consist of mortgage-backed securities (including commercial mortgage-backed securities) which are rated AAA or Aaa at the time of purchase by Standard & Poor's ("S&P®") or Moody's Investors Service, Inc. ("Moody's®"), respectively, and corporate obligations which are rated at the time of purchase A- or higher by S&P® and/or Aa3 or higher by Moody's®. The Fixed Component may also include U.S. Treasury futures and money market instruments. The Series may also invest in other investment companies to the extent permitted under the 1940 Act.

What are the Principal Guarantee Period Risks?

Allocation Risk: If, at the inception of, or any time during, the Guarantee Period interest rates are low, the Series' assets may be largely invested in the Fixed Component in order to decrease the likelihood that an insurance company would be required to make any payment under the Guarantee. The effect of low interest rates on the Series would likely be more pronounced at the inception of the Guarantee Period, as the initial allocation of assets would include more fixed-income securities. In addition, if during the Guarantee Period the equity markets experienced a material decline, the Series' assets may become largely invested in the Fixed Component. In fact, if the value of the Equity Component were to decline by a significant amount, a complete reallocation to the Fixed Component would likely occur. In the event of a reallocation of 100% of the assets to the Fixed Component, the Series would not reallocate any assets into the Equity Component prior to the Maturity Date. Use of the Fixed Component reduces the Series' ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.

Active Asset Allocation May Underperform Static Strategies: The asset allocation process results in transaction costs. Volatile periods in the market may increase these costs. This process can have an adverse effect on the performance of the Series during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the Series, may increase the Series' transaction costs.

Opportunity Costs: There are substantial opportunity costs associated with an investment in the Series. The Series may allocate a substantial portion, and under certain circumstances all, of the Series' assets to the Fixed Component in order to conserve Series assets to a level equal to or above the present value of the Guarantee.

Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the Series' assets. If the market value of the Equity Component rises, the percentage of the Series' assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two Components as well as the past performance of the Series will affect these allocations. For example, if the Series incurs early losses, the Series may allocate 100% of the Series' assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component.

The extent to which the Series participates in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the Series, the performance and volatility of the Fixed and Equity Components, interest rates, expenses of the Series and of the underlying contract, and other factors. The Series might capture a material portion, very little or none of any Equity Component increase.

It is possible that on the Maturity Date, a Contract- holder or Participant could receive only the guaranteed amount even though the equity markets, as well as the Equity Component, has had significant positive performance during the Guarantee Period.

When you hold your investment until the end of the 5-year or 7-year Guarantee Period, on the Guarantee Maturity Date your account will be worth no less than your investment at the inception of the Guarantee Period, less any redemptions and distributions you have received in cash, and certain Series expenses, such as interest,

INVESTMENT STRATEGY AND PRINCIPAL RISKS

ING GET U.S. CORE PORTFOLIO

taxes and extraordinary expenses. If you sell shares during the Guarantee Period, shares are redeemed at the current net asset value ("NAV") which may be worth more or less than your original investment and/or the NAV at the inception of the Guarantee Period. The guarantee is based on the beginning NAV on the first day of the Guarantee Period, not the Public Offering Price, and does not apply to any earnings realized during the Guarantee Period. The guarantee is backed by insurance companies offering the Series. As with the sale of any securities, a taxable event may occur if the Series liquidates fixed income securities at the end of the Guarantee Period.

Worst Case Scenarios for the Series' Equity Participation: The opportunity cost of not allocating assets to the Equity Component will be particularly high if early in the Guarantee Period: (a) the Series' NAV decreases; or (b) the value of the Equity Component declines. In either case, all or substantially all of the Series' assets could be allocated to the Fixed Component for the remainder of the Guarantee Period.

Impact of Annuity Charges and Other Expenses: Contract-holders and Participants with interest in the Series through separate accounts are not subject to identical separate account charges. In its proprietary computer model, the Sub-Adviser uses an expense factor designed to have the Series produce a return which may cover some portion of these charges. The expense factor will be determined at the inception of the Guarantee Period. If the expense factor is set to cover the higher charges, the initial asset allocation to the Equity Component will be lower. Accordingly, the level of the expense factor chosen by the Series may represent a greater opportunity cost to Contract-holders and Participants with lower separate account charges. Regardless of where the expense factor is set, it will not affect the Guarantee payable by the insurance company.

Stock and Bond Investments: The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on ING IM's skill in determining which securities to overweight, underweight or avoid altogether.

The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market prices of STRIPS generally are more volatile than the market prices of other fixed income securities with similar maturities that pay interest periodically. With corporate bonds, there is a risk that the issuer will default on the payment of principal or interest.

With mortgage-backed securities, there is a risk of prepayment of the underlying mortgage. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Series may have to reinvest the proceeds of prepayments at lower yields. In addition, with credit risk, the Series could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Series is subject to less credit risk than other funds because it principally invests in debt securities issued or guaranteed by the U.S. Government or its agencies.

Declining Interest Rates: A decline in prevailing U.S. interest rates could materially increase the opportunity costs. Any such decline would increase the present value of the Guarantee, potentially causing the Series to allocate all or substantially all of the Series' assets to the Fixed Component in order to assure that such assets do not fall below the Guarantee.

Futures Contracts: The Series may invest in futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date. The Series uses futures for hedging purposes or to temporarily increase or limit exposure to a particular asset class. The main risk with futures contracts is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual investment made in the futures contract.

Other Investment Companies: The GET Series may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), NASDAQ-100 Index Tracking Stocks ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held

ING GET U.S. CORE PORTFOLIO

INVESTMENT STRATEGY AND PRINCIPAL RISKS

by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, the GET Series may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates ("ING Money Market Funds"). The GET Series' purchase of shares of an ING Money Market Fund will result in the GET Series paying a proportionate share of the expenses of the ING Money Market Fund. The Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the GET Series invests resulting from the GET Series' investment into the ING Money Market Fund.

Risks of Using Derivatives: Certain securities in which the Series may invest, including futures contracts, are derivative instruments. In general terms, a derivative instrument is a financial contract whose value is derived, at least in part, from the performance of an underlying asset, interest rate, or index. If the issuer of a derivative does not pay the amount owed on the contract when due, the Series can lose money on the investment. The underlying investment on which the derivative is based, and the derivative itself, might not perform in the manner the Sub-Adviser expected, which could cause the Series' share price to decline. Markets underlying securities may move in a direction not anticipated by the Sub-Adviser, which may result in the Series realizing a lower return than expected on an investment.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Series, you incur two types of costs: (1) transaction costs, including redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b–1) fees; and other Series expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006, unless otherwise indicated. The Series' expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, "Actual Series Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return", provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING GET U.S. Core Portfolio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2006*
Actual Series Return
Series 1	$1,000.00	$1,070.00	0.98%	$5.11
Series 2	1,000.00	1,061.00	0.98	5.09
Series 3	1,000.00	1,060.50	0.98	5.09
Series 4	1,000.00	1,074.10	0.99	5.18
Series 5	1,000.00	1,107.60	1.00	5.31
Series 6	1,000.00	1,101.40	0.99	5.24
Series 7	1,000.00	1,101.00	1.00	5.30
Series 8	1,000.00	1,102.70	1.00	5.30
Series 9	1,000.00	1,099.60	1.00	5.29
Series 10	1,000.00	1,098.70	1.00	5.29
Series 11	1,000.00	1,094.30	0.96	5.07
Series 12	1,000.00	1,108.30	0.85	4.52
Series 13†	1,000.00	994.10	0.73	3.67
Series 14†	1,000.00	1,000.00	0.58	2.92
Hypothetical (5% return before expenses)
Series 1	$1,000.00	$1,020.27	0.98%	$4.99
Series 2	1,000.00	1,020.27	0.98	4.99
Series 3	1,000.00	1,020.27	0.98	4.99
Series 4	1,000.00	1,020.21	0.99	5.04
Series 5	1,000.00	1,020.16	1.00	5.09
Series 6	1,000.00	1,020.21	0.99	5.04
Series 7	1,000.00	1,020.16	1.00	5.09
Series 8	1,000.00	1,020.16	1.00	5.09
Series 9	1,000.00	1,020.16	1.00	5.09
Series 10	1,000.00	1,020.16	1.00	5.09
Series 11	1,000.00	1,020.37	0.96	4.89
Series 12	1,000.00	1,020.92	0.85	4.33
Series 13	1,000.00	1,021.53	0.73	3.72
Series 14	1,000.00	1,022.28	0.58	2.96

†  These Series had less than six months during the period. Performance for Series 13 and Series 14 used in the calculation is the return since the date each Series entered the guarantee period. Series 14 has not entered the guarantee period as of December 31, 2006.

*  Expenses are equal to each Series' respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Variable Insurance Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING GET U.S. Core Portfolio - Series 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, and 14 (collectively, the "ING GET U.S. Portfolios"), each a series of ING Variable Insurance Trust, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ING GET U.S. Portfolios as of December 31, 2006, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 23, 2007

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING GET U.S. Core Portfolio
	Series 1	Series 2	Series 3	Series 4
ASSETS:
Investments in securities at value*	$111,490,742	$86,226,657	$127,569,270	$58,045,734
Short-term investments at amortized cost	1,055,000	632,000	126,000	395,000
Cash	730	721	921	344
Dividends and interest receivable	75,030	49,951	62,770	39,268
Prepaid expenses	1,512	1,005	1,434	603
Total assets	112,623,014	86,910,334	127,760,395	58,480,949
LIABILITIES:
Payable for fund shares redeemed	8,761	103,320	44,317	3,457
Payable to affiliates	87,711	67,949	100,323	45,206
Payable for directors fees	2,801	9,640	7,161	15,454
Other accrued expenses and liabilities	46,669	48,617	57,464	38,325
Total liabilities	145,942	229,526	209,265	102,442
NET ASSETS	$112,477,072	$86,680,808	$127,551,130	$58,378,507
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$103,324,855	$81,736,745	$123,543,737	$52,596,865
Undistributed net investment income	2,600,206	2,245,301	2,803,014	1,477,593
Accumulated net realized gain (loss) on investments	1,096,786	250,206	(752,264)	866,903
Net unrealized appreciation on investments	5,455,225	2,448,556	1,956,643	3,437,146
NET ASSETS	$112,477,072	$86,680,808	$127,551,130	$58,378,507
* Cost of investments in securities	$106,035,517	$83,778,101	$125,612,627	$54,608,588
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	10,819,054	8,443,822	12,339,405	5,439,432
Net asset value and redemption price per share	$10.40	$10.27	$10.34	$10.73

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING GET U.S. Core Portfolio
	Series 5	Series 6	Series 7	Series 8
ASSETS:
Investments in securities at value*	$37,898,482	$78,475,826	$58,528,553	$40,890,828
Short-term investments at amortized cost	188,000	262,000	594,000	307,000
Cash	668	223	610	337
Receivables:
Investment securities sold	—	—	—	849
Dividends and interest	42,536	83,893	64,982	46,876
Prepaid expenses	373	901	699	414
Reimbursement due from manager	49	—	5,428	861
Total assets	38,130,108	78,822,843	59,194,272	41,247,165
LIABILITIES:
Payable for investment securities purchased	1,531,346	—	—	—
Payable for fund shares redeemed	2,110	—	54,310	14,543
Payable to affiliates	28,139	61,745	47,155	31,928
Payable for directors fees	8,821	5,199	2,740	3,787
Other accrued expenses and liabilities	41,201	26,526	35,732	25,249
Total liabilities	1,611,617	93,470	139,937	75,507
NET ASSETS	$36,518,491	$78,729,373	$59,054,335	$41,171,658
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$31,515,515	$68,176,637	$51,886,359	$36,522,998
Undistributed net investment income	587,950	1,673,510	1,255,643	702,623
Accumulated net realized gain on investments	1,065,105	2,744,446	927,514	982,647
Net unrealized appreciation on investments	3,349,921	6,134,780	4,984,819	2,963,390
NET ASSETS	$36,518,491	$78,729,373	$59,054,335	$41,171,658
* Cost of investments in securities	$34,548,561	$72,341,046	$53,543,734	$37,927,438
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,317,332	7,106,326	5,363,929	3,721,409
Net asset value and redemption price per share	$11.01	$11.08	$11.01	$11.06

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING GET U.S. Core Portfolio
	Series 9	Series 10	Series 11
ASSETS:
Investments in securities at value*	$30,327,429	$27,460,872	$35,144,553
Short-term investments at amortized cost	384,000	245,000	345,000
Cash	831	448	789
Dividends and interest receivable	34,975	29,474	37,413
Prepaid expenses	346	299	2,885
Reimbursement due from manager	—	11,145	571
Total assets	30,747,581	27,747,238	35,531,211
LIABILITIES:
Payable for fund shares redeemed	1,520	1,421	4,104
Payable to affiliates	25,155	21,726	30,020
Payable for directors fees	3,318	2,352	1,191
Other accrued expenses and liabilities	23,205	27,978	23,269
Total liabilities	53,198	53,477	58,584
NET ASSETS	$30,694,383	$27,693,761	$35,472,627
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$27,594,975	$25,141,113	$32,380,373
Undistributed net investment income	643,103	489,968	920,664
Accumulated net realized gain on investments	329,546	271,249	205,765
Net unrealized appreciation on investments	2,126,759	1,791,431	1,965,825
NET ASSETS	$30,694,383	$27,693,761	$35,472,627
* Cost of investments in securities	$28,200,670	$25,669,441	$33,178,728
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,807,796	2,538,210	3,286,324
Net asset value and redemption price per share	$10.93	$10.91	$10.79

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING GET U.S. Core Portfolio
	Series 12	Series 13	Series 14
ASSETS:
Investments in securities at value*	$54,810,427	$103,400,699	$—
Short-term investments at amortized cost	2,402,000	3,909,000	—
Cash	845	104	85,252
Dividends and interest receivable	65,335	31,160	—
Prepaid expenses	27,158	14,299	—
Reimbursement due from manager	—	37,477	—
Total assets	57,305,765	107,392,739	85,252
LIABILITIES:
Payable for investment securities purchased	2,341,664	—	—
Payable for fund shares redeemed	3,175	82,132	—
Payable to affiliates	52,571	43,951	—
Payable for directors fees	1,068	3,994	—
Other accrued expenses and liabilities	13,795	47,843	—
Total liabilities	2,412,273	177,920	—
NET ASSETS	$54,893,492	$107,214,819	$85,252
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$47,960,084	$107,261,450	$85,252
Undistributed net investment income	648,643	571,394	—
Accumulated net realized gain on investments	1,194,155	1,291	—
Net unrealized appreciation or depreciation on investments	5,090,610	(619,316)	—
NET ASSETS	$54,893,492	$107,214,819	$85,252
* Cost of investments in securities	$49,719,817	$104,020,015	$—
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,831,791	10,550,324	8,525
Net asset value and redemption price per share	$11.36	$10.16	$10.00

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

	ING GET U.S. Core Portfolio
	Series 1	Series 2	Series 3	Series 4
INVESTMENT INCOME:
Dividends	$1,043,514	$691,015	$944,030	$532,351
Interest	2,864,925	2,588,476	3,321,286	1,569,521
Total investment income	3,908,439	3,279,491	4,265,316	2,101,872
EXPENSES:
Investment management fees	795,663	628,055	895,370	376,101
Distribution fees	331,525	261,688	373,069	156,708
Transfer agent fees	135	208	208	97
Administrative service fees	72,933	57,570	82,073	34,475
Shareholder reporting expense	18,980	11,020	13,703	6,043
Registration fees	3,294	2,105	3,338	1,198
Professional fees	38,245	33,539	41,595	17,615
Custody and accounting expense	25,550	21,895	28,246	15,250
Trustee fees	5,475	5,300	5,234	5,442
Miscellaneous expense	10,477	8,174	14,102	7,557
Interest expense	—	—	115	144
Net expenses	1,302,277	1,029,554	1,457,053	620,630
Net investment income	2,606,162	2,249,937	2,808,263	1,481,242
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	2,215,351	1,129,314	1,503,956	1,409,789
Net change in unrealized appreciation or depreciation on investments	4,432,897	3,003,859	4,448,491	1,748,833
Net realized and unrealized gain on investments	6,648,248	4,133,173	5,952,447	3,158,622
Increase in net assets resulting from operations	$9,254,410	$6,383,110	$8,760,710	$4,639,864

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

	ING GET U.S. Core Portfolio
	Series 5	Series 6	Series 7	Series 8
INVESTMENT INCOME:
Dividends	$585,795	$1,347,183	$990,219	$629,905
Interest	398,107	1,311,402	1,008,988	517,380
Total investment income	983,902	2,658,585	1,999,207	1,147,285
EXPENSES:
Investment management fees	235,011	591,371	442,348	264,369
Distribution fees	97,921	246,403	184,311	110,153
Transfer agent fees	135	128	110	128
Administrative service fees	21,542	54,207	40,547	24,233
Shareholder reporting expense	6,301	14,954	10,950	8,694
Registration fees	—	1,840	441	—
Professional fees	13,288	30,726	33,641	15,034
Custody and accounting expense	15,013	23,725	23,165	19,249
Trustee fees	3,078	6,021	3,650	2,491
Offering expense	—	—	2,752	6,494
Miscellaneous expense	4,688	8,606	6,380	5,363
Total expenses	396,977	977,981	748,295	456,208
Net waived and reimbursed fees	(5,063)	—	(10,606)	(15,356)
Net expenses	391,914	977,981	737,689	440,852
Net investment income	591,988	1,680,604	1,261,518	706,433
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	1,752,627	3,961,083	2,338,456	1,416,943
Net change in unrealized appreciation or depreciation on investments	1,741,732	3,355,251	3,285,996	2,273,601
Net realized and unrealized gain on investments	3,494,359	7,316,334	5,624,452	3,690,544
Increase in net assets resulting from operations	$4,086,347	$8,996,938	$6,885,970	$4,396,977

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

	ING GET U.S. Core Portfolio
	Series 9	Series 10	Series 11
INVESTMENT INCOME:
Dividends	$488,056	$416,105	$424,439
Interest	519,559	389,930	869,186
Total investment income	1,007,615	806,035	1,293,625
EXPENSES:
Investment management fees	216,423	190,327	228,545
Distribution fees	90,176	79,302	101,500
Transfer agent fees	183	184	144
Administrative service fees	19,838	17,446	22,329
Shareholder reporting expense	10,472	11,090	10,420
Professional fees	19,982	21,984	15,614
Custody and accounting expense	17,998	18,836	22,920
Trustee fees	2,922	2,538	1,820
Offering expense	10,234	17,156	12,536
Miscellaneous expense	3,936	4,233	3,554
Total expenses	392,164	363,096	419,382
Net waived and reimbursed fees	(31,246)	(45,671)	(28,226)
Net expenses	360,918	317,425	391,156
Net investment income	646,697	488,610	902,469
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	687,657	303,293	203,828
Net change in unrealized appreciation or depreciation on investments	2,070,330	2,043,177	1,968,628
Net realized and unrealized gain on investments	2,757,987	2,346,470	2,172,456
Increase in net assets resulting from operations	$3,404,684	$2,835,080	$3,074,925

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

	ING GET U.S. Core Portfolio
	Series 12	Series 13	Series 14
	March 2, 2006(1) to December 31, 2006	June 22, 2006(1) to December 31, 2006	December 21, 2006(1) to December 31, 2006
INVESTMENT INCOME:
Dividends	$432,934	$29,447	$—
Interest	521,023	642,719	—
Total investment income	953,957	672,166	—
EXPENSES:
Investment management fees	197,673	45,638	—
Distribution fees	92,584	34,232	—
Transfer agent fees	191	274	—
Administrative service fees	20,368	7,531	—
Shareholder reporting expense	3,278	10,004	—
Professional fees	7,675	13,571	—
Custody and accounting expense	14,546	3,384	—
Trustee fees	1,437	3,996	—
Offering expense	8,387	16,822	—
Miscellaneous expense	2,982	4,616	—
Total expenses	349,121	140,068	—
Net waived and reimbursed fees	(32,503)	(39,458)	—
Net expenses	316,618	100,610	—
Net investment income	637,339	571,556	—
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	1,191,679	—	—
Net change in unrealized appreciation or depreciation on investments	5,090,610	(619,316)	—
Net realized and unrealized gain (loss) on investments	6,282,289	(619,316)	—
Increase (decrease) in net assets resulting from operations	$6,919,628	$(47,760)	$—

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Portfolio Series 1		ING GET U.S. Core Portfolio Series 2
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment income	$2,606,162	$3,359,808	$2,249,937	$2,992,837
Net realized gain on investments	2,215,351	2,528,457	1,129,314	1,405,831
Net change in unrealized appreciation or depreciation on investments	4,432,897	(3,449,019)	3,003,859	(3,380,295)
Net increase in net assets resulting from operations	9,254,410	2,439,246	6,383,110	1,018,373
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(3,352,843)	(4,271,340)	(2,988,412)	(3,870,049)
Net realized gains	(2,572,044)	(6,907,366)	(1,009,414)	(3,152,872)
Total distributions	(5,924,887)	(11,178,706)	(3,997,826)	(7,022,921)
FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	5,924,887	11,178,706	3,997,826	7,022,921
	5,924,887	11,178,706	3,997,826	7,022,921
Cost of shares redeemed	(49,626,519)	(50,317,415)	(42,573,997)	(38,281,784)
Net decrease in net assets resulting from capital share transactions	(43,701,632)	(39,138,709)	(38,576,171)	(31,258,863)
Net decrease in net assets	(40,372,109)	(47,878,169)	(36,190,887)	(37,263,411)
NET ASSETS:
Beginning of year	152,849,181	200,727,350	122,871,695	160,135,106
End of year	$112,477,072	$152,849,181	$86,680,808	$122,871,695
Undistributed net investment income at end of year	$2,600,206	$3,351,336	$2,245,301	$2,986,409

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Portfolio Series 3		ING GET U.S. Core Portfolio Series 4
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment income	$2,808,263	$3,876,808	$1,481,242	$1,724,827
Net realized gain on investments	1,503,956	699,156	1,409,789	936,858
Net change in unrealized appreciation or depreciation on investments	4,448,491	(3,335,391)	1,748,833	(1,797,857)
Net increase in net assets resulting from operations	8,760,710	1,240,573	4,639,864	863,828
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(3,868,485)	(4,295,810)	(1,721,080)	(1,309,436)
Net realized gains	(81,209)	(279,112)	(1,121,509)	(404,265)
Total distributions	(3,949,694)	(4,574,922)	(2,842,589)	(1,713,701)
FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	3,949,694	4,574,922	2,842,589	1,713,701
	3,949,694	4,574,922	2,842,589	1,713,701
Cost of shares redeemed	(60,611,583)	(75,673,092)	(17,083,194)	(20,338,724)
Net decrease in net assets resulting from capital share transactions	(56,661,889)	(71,098,170)	(14,240,605)	(18,625,023)
Net decrease in net assets	(51,850,873)	(74,432,519)	(12,443,330)	(19,474,896)
NET ASSETS:
Beginning of year	179,402,003	253,834,522	70,821,837	90,296,733
End of year	$127,551,130	$179,402,003	$58,378,507	$70,821,837
Undistributed net investment income at end of year	$2,803,014	$3,866,838	$1,477,593	$1,719,925

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Portfolio Series 5		ING GET U.S. Core Portfolio Series 6
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment income	$591,988	$772,625	$1,680,604	$2,440,890
Net realized gain (loss) on investments	1,752,627	1,258,732	3,961,083	(434,138)
Net change in unrealized appreciation or depreciation on investments	1,741,732	(803,911)	3,355,251	1,450,130
Net increase in net assets resulting from operations	4,086,347	1,227,446	8,996,938	3,456,882
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(769,337)	(489,055)	(2,438,793)	(531,329)
Net realized gains	(1,611,245)	(831,625)	(704,735)	(12,199)
Total distributions	(2,380,582)	(1,320,680)	(3,143,528)	(543,528)
FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	2,380,582	1,320,680	3,143,528	543,528
	2,380,582	1,320,680	3,143,528	543,528
Cost of shares redeemed	(14,257,722)	(9,459,845)	(50,157,566)	(43,044,580)
Net decrease in net assets resulting from capital share transactions	(11,877,140)	(8,139,165)	(47,014,038)	(42,501,052)
Net decrease in net assets	(10,171,375)	(8,232,399)	(41,160,628)	(39,587,698)
NET ASSETS:
Beginning of year	46,689,866	54,922,265	119,890,001	159,477,699
End of year	$36,518,491	$46,689,866	$78,729,373	$119,890,001
Undistributed net investment income at end of year	$587,950	$767,995	$1,673,510	$2,436,888

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Portfolio Series 7		ING GET U.S. Core Portfolio Series 8
	Year Ended December 31, 2006	December 10, 2004(1) to December 31, 2005	Year Ended December 31, 2006	March 9, 2005(1) to December 31, 2005
FROM OPERATIONS:
Net investment income	$1,261,518	$1,697,242	$706,433	$775,587
Net realized gain (loss) on investments	2,338,456	(1,420,226)	1,416,943	(265,581)
Net change in unrealized appreciation or depreciation on investments	3,285,996	1,699,628	2,273,601	689,789
Net increase in net assets resulting from operations	6,885,970	1,976,644	4,396,977	1,199,795
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,732,860)	(62,205)	(810,342)	—
Net realized gains	—	—	(173,353)	—
Total distributions	(1,732,860)	(62,205)	(983,695)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	59,698,595	—	72,292,993
Dividends reinvested	1,732,860	62,205	983,695	—
	1,732,860	59,760,800	983,695	72,292,993
Cost of shares redeemed	(38,403,731)	(33,625,473)	(15,185,745)	(21,532,362)
Net increase (decrease) in net assets resulting from capital share transactions	(36,670,871)	26,135,327	(14,202,050)	50,760,631
Net increase (decrease) in net assets	(31,517,761)	28,049,766	(10,788,768)	51,960,426
NET ASSETS:
Beginning of period	90,572,096	62,522,330	51,960,426	—
End of period	$59,054,335	$90,572,096	$41,171,658	$51,960,426
Undistributed net investment income at end of period	$1,255,643	$1,731,337	$702,623	$808,725

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Portfolio Series 9		ING GET U.S. Core Portfolio Series 10
	Year Ended December 31, 2006	June 8, 2005(1) to December 31, 2005	Year Ended December 31, 2006	September 7, 2005(1) to December 31, 2005
FROM OPERATIONS:
Net investment income	$646,697	$451,670	$488,610	$218,206
Net realized gain (loss) on investments	687,657	(361,023)	303,293	(10,007)
Net change in unrealized appreciation or depreciation on investments	2,070,330	56,429	2,043,177	(251,746)
Net increase (decrease) in net assets resulting from operations	3,404,684	147,076	2,835,080	(43,547)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(470,241)	—	(234,640)	—
Net realized gains	—	—	(24,066)	—
Total distributions	(470,241)	—	(258,706)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	52,420,659	—	41,397,221
Dividends reinvested	470,241	—	258,706	—
	470,241	52,420,659	258,706	41,397,221
Cost of shares redeemed	(14,292,233)	(10,985,803)	(12,278,534)	(4,216,459)
Net increase (decrease) in net assets resulting from capital share transactions	(13,821,992)	41,434,856	(12,019,828)	37,180,762
Net increase (decrease) in net assets	(10,887,549)	41,581,932	(9,443,454)	37,137,215
NET ASSETS:
Beginning of period	41,581,932	—	37,137,215	—
End of period	$30,694,383	$41,581,932	$27,693,761	$37,137,215
Undistributed net investment income at end of period	$643,103	$468,738	$489,968	$232,953

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Portfolio Series 11		ING GET U.S. Core Portfolio Series 12
	Year Ended December 31, 2006	December 6, 2005(1) to December 31, 2005	March 2, 2006(1) to December 31, 2006
FROM OPERATIONS:
Net investment income	$902,469	$48,789	$637,339
Net realized gain on investments	203,828	—	1,191,679
Net change in unrealized appreciation or depreciation on investments	1,968,628	(2,803)	5,090,610
Net increase in net assets resulting from operations	3,074,925	45,986	6,919,628
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(52,607)	—	—
Total distributions	(52,607)	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	25,561,609	28,456,634	70,369,417
Dividends reinvested	52,607	—	—
	25,614,216	28,456,634	70,369,417
Cost of shares redeemed	(19,005,866)	(2,660,661)	(22,395,553)
Net increase in net assets resulting from capital share transactions	6,608,350	25,795,973	47,973,864
Net increase in net assets	9,630,668	25,841,959	54,893,492
NET ASSETS:
Beginning of period	25,841,959	—	—
End of period	$35,472,627	$25,841,959	$54,893,492
Undistributed net investment income at end of period	$920,664	$52,121	$648,643

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Portfolio Series 13	ING GET U.S. Core Portfolio Series 14
	June 22, 2006(1) to December 31, 2006	December 21, 2006(1) to December 31, 2006
FROM OPERATIONS:
Net investment income	$571,556	$—
Net change in unrealized appreciation or depreciation on investments	(619,316)	—
Net decrease in net assets resulting from operations	(47,760)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	116,423,613	85,252
Cost of shares redeemed	(9,161,034)	—
Net increase in net assets resulting from capital share transactions	107,262,579	85,252
Net increase in net assets	107,214,819	85,252
NET ASSETS:
End of period	$107,214,819	$85,252
Undistributed net investment income at end of period	$571,394	$—

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 1

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,					June 13, 2003(1) to December 31,
	2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$10.09		10.62		10.35	10.00
Income (loss) from investment operations:
Net investment income	$0.20	*	0.20	*	0.24	0.06
Net realized and unrealized gain (loss) on investments	$0.55		(0.04)		0.11	0.29
Total from investment operations	$0.75		0.16		0.35	0.35
Less distributions from:
Net investment income	$0.25		0.26		0.07	—
Net realized gain on investments	$0.19		0.43		0.01	—
Total distributions	$0.44		0.69		0.08	—
Net asset value, end of period	$10.40		10.09		10.62	10.35
Total Return(2)%	7.72		1.58		3.45	3.40 **
Ratios and Supplemental Data:
Net assets, end of period (000's)	$112,477		152,849		200,727	254,534
Ratio of expenses to average net assets:
Expenses(3)%	0.98		0.96		0.97	0.99
Net investment income(3)%	1.97		1.93		1.92	1.81
Portfolio turnover rate %	57		49		79	29

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Total return calculation began on September 12, 2003, the first day of the Guarantee Period. Total return from commencement of operations was 3.50%.

See Accompanying Notes to Financial Statements.

ING GET U.S. CORE PORTFOLIO SERIES 2

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,					September 12, 2003(1) to December 31,
	2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$10.01		10.44		10.08	10.00
Income (loss) from investment operations:
Net investment income	$0.22	*	0.22	*	0.25	0.01
Net realized and unrealized gain (loss) on investments	$0.43		(0.13)		0.12	0.07
Total from investment operations	$0.65		0.09		0.37	0.08
Less distributions from:
Net investment income	$0.29		0.29		0.01	—
Net realized gains on investments	$0.10		0.23		—	—
Total distributions	$0.39		0.52		0.01	—
Net asset value, end of period	$10.27		10.01		10.44	10.08
Total Return(2)%	6.64		0.90		3.68	0.70 **
Ratios and Supplemental Data:
Net assets, end of period (000's)	$86,681		122,872		160,135	223,003
Ratio of expenses to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	0.98		0.97		0.97	1.00
Gross expenses prior to expense reimbursement/recoupment(3)%	0.98		0.97		0.97	1.06
Net investment income after expense reimbursement/recoupment(3)(4)%	2.15		2.12		2.10	1.16
Portfolio turnover rate %	59		51		56	—

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Total return calculation began on December 12, 2003, the first day of the Guarantee Period. Total return from commencement of operations was 0.80%.

See Accompanying Notes to Financial Statements.

ING GET U.S. CORE PORTFOLIO SERIES 3

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,						December 12, 2003(1) to December 31,
	2006		2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of period	$9.99		10.13		10.01		10.00
Income (loss) from investment operations:
Net investment income	$0.19	*	0.18	*	0.17		0.01
Net realized and unrealized gain (loss) on investments	$0.43		(0.11)		(0.05)		0.00	**
Total from investment operations	$0.62		0.07		0.12		0.01
Less distributions from:
Net investment income	$0.26		0.20		—		—
Net realized gains on investments	$0.01		0.01		—		—
Total distributions	$0.27		0.21		—		—
Net asset value, end of period	$10.34		9.99		10.13		10.01
Total Return(2)%	6.34		0.79		1.20	††	—	†
Ratios and Supplemental Data:
Net assets, end of period (000's)	$127,551		179,402		253,835		10,730
Ratio of expenses to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	0.98		0.97		0.93		0.65
Gross expenses prior to expense reimbursement/recoupment(3)%	0.98		0.97		0.93		4.31
Net investment income after expense reimbursement/recoupment(3)(4)%	1.88		1.82		1.81		0.46
Portfolio turnover rate %	51		65		65		—

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Amount represents less than $0.005 per share.

†  As of December 31, 2003, the Portfolio was in its Offering Period. Total return calculation will begin on the commencement date of the Guarantee Period (March 12, 2004). Total return from commencement of operations was 0.10%.

††  Total return calculation began on March 12, 2004, the first day of the Guarantee Period. Total return for the year ended December 31, 2004 was also 1.20%.

See Accompanying Notes to Financial Statements.

ING GET U.S. CORE PORTFOLIO SERIES 4

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,				March 12, 2004(1) to December 31,
	2006		2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.42		10.52		10.00
Income (loss) from investment operations:
Net investment income	$0.25	*	0.23	*	0.15
Net realized and unrealized gain (loss) on investments	$0.54		(0.09)		0.37
Total from investment operations	$0.79		0.14		0.52
Less distributions from:
Net investment income	$0.29		0.18		—
Net realized gains on investments	$0.19		0.06		—
Total distributions	$0.48		0.24		—
Net asset value, end of period	$10.73		10.42		10.52
Total Return(2)%	7.89		1.29		5.09 **
Ratios and Supplemental Data:
Net assets, end of period (000's)	$58,379		70,822		90,297
Ratio of expenses to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.99		1.00		0.98
Gross expenses prior to expense reimbursement(3)%	0.99		1.00		0.98
Net investment income after expense reimbursement(3)(4)%	2.36		2.19		2.36
Portfolio turnover rate %	40		41		48

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Total return calculation began on June 11, 2004, the first day of the Guarantee Period. Total return from commencement of operations was 5.20%.

See Accompanying Notes to Financial Statements.

ING GET U.S. CORE PORTFOLIO SERIES 5

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,				June 11, 2004(1) to December 31,
	2006		2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.56		10.57		10.00
Income from investment operations:
Net investment income	$0.16	*	0.16	*	0.09
Net realized and unrealized gain on investments	$0.96		0.12		0.48
Total from investment operations	$1.12		0.28		0.57
Less distributions from:
Net investment income	$0.22		0.11		—
Net realized gain on investments	$0.45		0.18		—
Total distributions	$0.67		0.29		—
Net asset value, end of period	$11.01		10.56		10.57
Total Return(2)%	11.23		2.67		5.49 **
Ratios and Supplemental Data:
Net assets, end of period (000's)	$36,518		46,690		54,922
Ratio of expenses to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.00		1.00		0.98
Gross expenses prior to expense reimbursement(3)%	1.01		1.05		1.04
Net investment income after expense reimbursement(3)(4)%	1.51		1.57		2.33
Portfolio turnover rate %	90		111		71

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Total return calculation began on September 10, 2004, the first day of the Guarantee Period. Total return from commencement of operations was 5.70%.

See Accompanying Notes to Financial Statements.

ING GET U.S. CORE PORTFOLIO SERIES 6

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,				September 10, 2004(1) to December 31,
	2006		2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.35		10.12		10.00
Income from investment operations:
Net investment income	$0.18	*	0.18		0.03
Net realized and unrealized gain on investments	$0.87		0.09		0.09
Total from investment operations	$1.05		0.27		0.12
Less distributions from:
Net investment income	$0.25		0.04		—
Net realized gain on investments	$0.07		0.00	**	—
Total distributions	$0.32		0.04		—
Net asset value, end of period	$11.08		10.35		10.12
Total Return(2)%	10.48		2.68		0.90 †
Ratios and Supplemental Data:
Net assets, end of period (000's)	$78,729		119,890		159,478
Ratio of expenses to average net assets:
Expenses(3)%	0.99		0.97		0.77
Net investment income(3)%	1.71		1.77		1.36
Portfolio turnover rate %	84		81		6

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005 per share.

†  Total return calculation began on December 10, 2004, the first day of the Guarantee Period. Total return from commencement of operations was 1.20%.

See Accompanying Notes to Financial Statements.

ING GET U.S. CORE PORTFOLIO SERIES 7

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,				December 10, 2004(1) to December 31,
	2006		2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.23		10.01		10.00
Income from investment operations:
Net investment income	$0.18	*	0.19	*	0.01
Net realized and unrealized gain on investments	$0.85		0.04		0.00	**
Total from investment operations	$1.03		0.23		0.01
Less distributions from:
Net investment income	$0.25		0.01		—
Total distributions	$0.25		0.01		—
Net asset value, end of period	$11.01		10.23		10.01
Total Return(2): %	10.26		1.95	††	—	†
Ratios and Supplemental Data:
Net assets, end of period (000's)	$59,054		90,572		62,522
Ratio of expenses to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.00		0.94		0.65
Gross expense prior to expense reimbursement(3)%	1.01		0.94		0.65
Net investment income after expense reimbursement(3)%	1.71		1.80		1.85
Portfolio turnover rate %	78		126		—

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005.

†  As of December 31, 2004, the Portfolio was in its Offering Period. Total return calculation will begin on the commencement date of the Guarantee Period (March 9, 2005). Total return from commencement of operations was 0.10%.

††  Total return calculation began on March 9, 2005, the first day of the Guarantee Period. Total return for the year ended December 31, 2005, was 2.26%.

See Accompanying Notes to Financial Statements.

ING GET U.S. CORE PORTFOLIO SERIES 8

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31, 2006		March 9 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.23		10.00
Income from investment operations:
Net investment income	$0.17	*	0.15	*
Net realized and unrealized gain on investments	$0.90		0.08
Total from investment operations	$1.07		0.23
Less distributions from:
Net investment income	$0.20		—
Net realized gain on investments	$0.04		—
Total distributions	$0.24		—
Net asset value, end of period	$11.06		10.23
Total Return(2)%	10.70		1.69	†
Ratios and Supplemental Data:
Net assets, end of period (000's)	$41,172		51,960
Ratio of expenses to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.00		0.91
Gross expense prior to expense reimbursement(3)%	1.04		0.94
Net investment income after expense reimbursement(3)(4)%	1.60		1.87
Portfolio turnover rate %	101		131

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

†  Total return calculation began on June 8, 2005, the first day of the Guarantee Period. Total return from commencement of operations was 2.30%.

See Accompanying Notes to Financial Statements.

ING GET U.S. CORE PORTFOLIO SERIES 9

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31, 2006		June 8, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.06		10.00
Income (loss) from investment operations:
Net investment income	$0.18	*	0.13	*
Net realized and unrealized gain (loss) on investments	$0.82		(0.07)
Total from investment operations	$1.00		0.06
Less distributions from:
Net investment income	$0.13		—
Total distributions	$0.13		—
Net asset value, end of period	$10.93		10.06
Total Return(2)%	10.11		0.00	†
Ratios and Supplemental Data:
Net assets, end of period (000's)	$30,694		41,582
Ratio of expenses to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.00		0.87
Gross expense prior to expense reimbursement(3)%	1.09		0.96
Net investment income after expense reimbursement(3)%	1.79		2.21
Portfolio turnover rate %	89		188

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

†  Total return calculation began on September 7, 2005 the first day of the Guarantee Period. Total return from commencement of operations was 0.60%.

See Accompanying Notes to Financial Statements.

ING GET U.S. CORE PORTFOLIO SERIES 10

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31, 2006		September 7, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.02		10.00
Income (loss) from investment operations:
Net investment income	$0.16	*	0.09	*
Net realized and unrealized gain (loss) on investments	$0.81		(0.07)
Total from investment operations	$0.97		0.02
Less distributions from:
Net investment income	$0.07		—
Net realized gains on investments	$0.01		—
Total distributions	$0.08		—
Net asset value, end of period	$10.91		10.02
Total Return(2)%	9.78		(0.60	)†
Ratios and Supplemental Data:
Net assets, end of period (000's)	$27,694		37,137
Ratio of expenses to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.00		0.76
Gross expense prior to expense reimbursement(3)%	1.14		0.82
Net investment income after expense reimbursement(3)%	1.54		2.77
Portfolio turnover rate %	93		80

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

†  Total return calculation began December 06, 2005 the first day of the Guarantee Period. Total return from commencement of operations was 0.20%.

See Accompanying Notes to Financial Statements.

ING GET U.S. CORE PORTFOLIO SERIES 11

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31, 2006		December 6, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.02		10.00
Income (loss) from investment operations:
Net investment income	$0.23	*	0.03	*
Net realized and unrealized gain (loss) on investments	$0.55		(0.01)
Total from investment operations	$0.78		0.02
Less distributions from:
Net investment income	$0.01		—
Total distributions	$0.01		—
Net asset value, end of period	$10.79		10.02
Total Return(2)%	7.06	††	—	†
Ratios and Supplemental Data:
Net assets, end of period (000's)	$35,473		25,842
Ratio of expenses to average net assets:
Net expenses after reimbursement(3)(4)%	0.96		0.65
Gross expenses prior to reimbursement(3)(4)%	1.03		0.65
Net investment income after expense reimbursement(3)%	2.22		3.95
Portfolio turnover rate %	114		—

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

†  As of December 31, 2005, the Portfolio was in its Offering Period. Total return calculation will begin on the commencement date of the Guarantee Period (March 2, 2006). Total return from commencement of operations was 0.20%.

††  Total return calculation began March 2, 2006 the first day of the Guarantee Period. Total return for the entire calendar year was 7.81%.

See Accompanying Notes to Financial Statements.

ING GET U.S. CORE PORTFOLIO SERIES 12

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	March 2 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	$0.13
Net realized and unrealized gain on investments	$1.23
Total from investment operations	$1.36
Net asset value, end of period	$11.36
Total Return(2)%	12.25	†
Ratios and Supplemental Data:
Net assets, end of period (000's)	$54,893
Ratio of expenses to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.85
Gross expense prior to expense reimbursement(3)%	0.94
Net investment income after expense reimbursement(3)(4)%	1.72
Portfolio turnover rate %	57

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

†  Total return calculation began June 22, 2006 the first day of the Guarantee Period. Total return from commencement of operations was 13.60%.

See Accompanying Notes to Financial Statements.

ING GET U.S. CORE PORTFOLIO SERIES 13

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	June 22, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	$0.22	*
Net realized and unrealized gain (loss) on investments	$(0.06)
Total from investment operations	$0.16
Net asset value, end of period	$10.16
Total Return(2)%	(0.59	)†
Ratios and Supplemental Data:
Net assets, end of period (000's)	$107,215
Ratio of expenses to average net assets:
Net expense after expense reimbursement(3)(4)%	0.73
Gross expense prior to expense reimbursement(3)%	1.02
Net investment income after expense reimbursement(3)(4)%	4.15
Portfolio turnover rate %	—

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

†  Total return calculation began December 21, 2006 the first day of the Guarantee Period. Total return from commencement of operations was 1.60%.

See Accompanying Notes to Financial Statements.

ING GET U.S. CORE PORTFOLIO SERIES 14

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	December 21, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Net asset value, end of period	$10.00
Total Return(2)%	—	†
Ratios and Supplemental Data:
Net assets, end of period (000's)	$85
Ratio of expenses to average net assets:
Expenses(3)%	0.58
Net investment income(3)%	(0.58)
Portfolio turnover rate %	—

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

†  As of December 31, 2006, the Portfolio was in its offering period. Total return calculation will begin on the commencement date of the Guarantee Period (June 21, 2007.) Total return from commencement of operations was 0.00%.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006

NOTE 1 — ORGANIZATION

Organization. The ING Variable Insurance Trust (the "Trust") was organized as a Delaware statutory trust on July 15, 1999 and is registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act") as a diversified open-end management investment company. There are fifteen separate investment Series which comprise the Trust. The fourteen that are in this report are as follows: ING GET U.S. Core Portfolio Series 1 ("Series 1"), ING GET U.S. Core Portfolio Series 2 ("Series 2"), ING GET U.S. Core Portfolio Series 3 ("Series 3"), ING GET U.S. Core Portfolio Series 4 ("Series 4"), ING GET U.S. Core Portfolio Series 5 ("Series 5"), ING GET U.S. Core Portfolio Series 6 ("Series 6"), ING GET U.S. Core Portfolio Series 7 ("Series 7"), ING GET U.S. Core Portfolio Series 8 ("Series 8"), ING GET U.S. Core Portfolio Series 9 ("Series 9"), ING GET U.S. Core Portfolio Series 10 ("Series 10"), ING GET U.S. Core Portfolio Series 11 ("Series 11"), ING GET U.S. Core Portfolio Series 12 ("Series 12"), ING GET U.S. Core Portfolio Series 13 ("Series 13") and ING GET U.S. Core Portfolio Series 14 ("Series 14") (each a "Series" and collectively "the Series".)

During the Guarantee Period, the ING GET U.S. Core Portfolio — Series 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, and 14 seek to achieve maximum total return and minimal exposure of the Series' assets to a market value loss by participating, to the extent possible, in favorable equity market performance during the Guarantee Period.

If during the Guarantee Period the equity markets experience a major decline, the Series' assets may become largely or entirely invested in the Fixed Component. Use of the Fixed Component reduces the Series' ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities. The insurance companies offering these Series currently are ING Life Insurance & Annuity Company ("ILIAC") and ING USA Annuity and Life Insurance Company ("ING USA"). The insurance companies offering these Series guarantee Contract holders and Participants that on the Maturity Date they will receive no less than the value of their separate account investment directed to the Series as of the last day of the Offering Period, adjusted for certain charges (the "Guarantee"). The value of dividends and distributions made by the Series throughout the Guarantee Period is included in determining whether, for purposes of the Guarantee, the value of a shareholder's investment on the Maturity Date is no less than the value of their investment as of the last day of the Offering Period. Amounts withdrawn prior to the Maturity Date do not get the benefit of the Guarantee. The following information relates to the Series:

	Offering Period	Guarantee Period	Maturity Date
Series 1*	06/13/03 – 09/11/03	09/12/03 – 09/12/08	09/12/08
Series 2*	09/12/03 – 12/11/03	12/12/03 – 12/12/08	12/12/08
Series 3*	12/12/03 – 03/11/04	03/12/04 – 03/13/09	03/13/09
Series 4*	03/12/04 – 06/10/04	06/11/04 – 06/12/09	06/12/09
Series 5*	06/11/04 – 09/09/04	09/10/04 – 09/09/11	09/09/11
Series 6*	09/10/04 – 12/09/04	12/10/04 – 12/09/11	12/09/11
Series 7*	12/10/04 – 03/08/05	03/09/05 – 03/08/12	03/08/12
Series 8*	03/09/05 – 06/07/05	06/08/05 – 06/07/12	06/07/12
Series 9*	06/08/05 – 09/06/05	09/07/05 – 09/06/12	09/06/12
Series 10*	09/07/05 – 12/05/05	12/06/05 – 12/05/12	12/05/12
Series 11*	12/06/05 – 03/01/06	03/02/06 – 02/28/13	02/28/13
Series 12*	03/02/06 – 06/21/06	06/22/06 – 06/20/13	06/20/13
Series 13*	06/22/06 – 12/20/06	12/21/06 – 12/19/13	12/19/13
Series 14	12/21/06 – 06/20/07	06/21/07 – 06/19/14	06/19/14

* Closed to new investors.

Shares of the Series are offered to insurance company separate accounts that fund both annuity and life insurance contracts and certain tax-qualified retirement plans. At December 31, 2006, separate accounts of ILIAC and ING USA and their affiliates held all the shares outstanding of the Series.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Series in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Series' valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

determined in good faith by or under the supervision of the Series' Board of Trustees (the "Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Series calculates its net asset value ("NAV") may also be valued at their fair values as determined in good faith by or under the supervision of a Series' Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Series related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities. The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time the Series determines its NAV or if the foreign exchange closes prior to the time the Series determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Series' NAV may not take place contemporaneously with the determination of the prices of securities held by the Series in foreign securities markets. Further, the value of the Series' assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Series. In calculating the Series' NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Series closes but before the time that the Series' NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Series determines its NAV. In such a case, the Series will use the fair value of such securities as determined under the Series' valuation procedures. Events after the close of trading on a foreign market that could require the Series to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Series calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Series could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Series is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Series to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Series determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Series' NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.  Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date.

C.  Foreign Currency Translation. The books and records of the Series are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Series does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.  Forward Foreign Currency Contracts. The Series may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Series agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Series' net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. At December 31, 2006, the Series did not have any open forward foreign currency contracts.

E.  Distributions to Shareholders. Dividends from net investment income and net realized gains, if any, are declared and paid annually by the Series. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies. The Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date. The characteristics of income and gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.  Federal Income Taxes. It is the Series' policy to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.  Repurchase Agreements. Each Series may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Series will receive as collateral cash or securities whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Series. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Series in the event the Series is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.  Delayed Delivery Transactions. A Series may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Series' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Series are required to hold liquid assets as collateral with the Series' custodian sufficient to cover the purchase price.

J.  Organization Expenses and Offering Costs. Costs incurred with the organization of the Series were expensed as incurred. Costs incurred with the offering of shares of the Series are deferred and amortized over a twelve-month period starting on the first day of the Guarantee Period on a straight-line basis.

K.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Series and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2006, the cost of purchases and proceeds of sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Series 1	$27,417,285	$45,926,148
Series 2	20,815,390	29,670,720
Series 3	24,817,637	44,469,221
Series 4	16,118,257	19,861,638
Series 5	20,561,404	26,764,864
Series 6	40,422,727	68,938,977
Series 7	30,018,212	51,182,180
Series 8	24,599,041	31,470,535
Series 9	16,048,820	23,030,233
Series 10	29,341,102	36,718,820
Series 11	66,142,403	39,177,018
Series 12	59,363,620	24,598,095
Series 13	104,020,015	—

U.S. government securities not included above were as follows:

	Purchases	Sales
Series 1	$48,366,432	$80,571,594
Series 2	40,345,235	74,187,008
Series 3	51,675,663	92,307,489
Series 4	8,866,174	22,103,201
Series 5	14,759,100	20,806,800
Series 6	41,512,983	62,113,266
Series 7	27,315,895	44,048,580
Series 8	19,760,830	27,680,067
Series 9	15,770,302	22,878,244
Series 10	—	4,712,429
Series 11	14,653,195	9,286,726
Series 12	21,026,716	7,381,662

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATION FEES

Each of the Series has entered into an investment management agreement ("Investment Management Agreement") with ING Investments, LLC (the "Investment Adviser"). The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Series. The fee for each Series is 0.25% during its Offering Period and 0.60% during its Guarantee Period.

The Investment Manager has engaged ING Investment Management Co. ("ING IM"), to serve as Sub-Adviser to each Series. ING IM is responsible for managing the assets of each Series in accordance with its investment objective and policies, subject to oversight by the Investment Manager.

ING Funds Services, LLC (the "Administrator") acts as the administrator and provides certain administrative and shareholder services necessary for each Series' operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive a fee at an annual rate of 0.055% on the first $5 billion of average daily net assets and 0.030% thereafter.

The Investment Adviser, ING IM and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V., ("ING Groep"). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 5 — DISTRIBUTION FEES

The Series have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), whereby ING Funds Distributor, LLC (the "Distributor") is compensated by the Series for expenses incurred in the distribution of each Series' share ("Distribution Fees"). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Series' shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including distribution or shareholder servicing fees ("Servicing Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, the Series pays the Distributor a Distribution Fee rate of 0.25% based on average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2006, the Series had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Accrued Recoupment	Total
Series 1	$58,151	$5,330	$24,230	$—	$87,711
Series 2	45,049	4,129	18,771	—	67,949
Series 3	66,513	6,097	27,713	—	100,323
Series 4	29,971	2,747	12,488	—	45,206
Series 5	18,656	1,710	7,773	—	28,139
Series 6	40,936	3,752	17,057	-—	61,745
Series 7	31,263	2,866	13,026	—	47,155
Series 8	21,168	1,940	8,820	—	31,928
Series 9	16,362	1,500	6,817	476	25,155
Series 10	14,404	1,320	6,002	—	21,726
Series 11	19,903	1,824	8,293	—	30,020
Series 12	28,293	2,593	11,789	9,896	52,571
Series 13	26,066	3,225	14,660	—	43,951

The Series have adopted a Retirement Policy ("Policy") covering all independent trustees of the Series who will have served as an independent Trustee for at least five years at the time of retirement. Benefits under this policy are based on an annual rate as defined in the policy agreement.

At December 31, 2006, the following indirect, wholly owned subsidiaries of ING Groep owned the following Series:

ING Life Insurance and Annuity Company — Series 1 (15.62%); Series 2 (19.20%); Series 3 (43.99%); Series 4 (8.77%); Series 5 (10.86%); Series 6 (58.99%); Series 7 (55.20%); Series 8 (68.18%); Series 9 (65.29%); Series 10 (65.28%); Series 11 (53.42%); Series 12 (89.18%); and Series 13 (41.50%).

ING USA Annuity and Life Insurance Company — Series 1 (81.23%); Series 2 (74.44%); Series 3 (53.65%); Series 4 (85.62%); Series 5 (78.50%); Series 6 (38.65%); Series 7 (38.74%); Series 8 (26.50%); Series 9 (32.92%); Series 10 (31.12); Series 11 (31.47%); Series 12 (8.69%); Series 13 (49.59%) and Series 14 (100.00%).

Reliastar Life Insurance Company of New York — Series 2 (6.36%); Series 4 (5.61%); Series 5 (10.64%); Series 7 (6.06%); Series 11 (15.11%); and Series 13 (8.91%).

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2006, the Series had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

	Payable for Custody Fees	Payable for Professional Fees	Payable for Shareholder Reporting Expense	Payable for Offering Expenses
Series 1	$8,984	$25,966	$10,639	$—
Series 2	—	23,035	—	—
Series 3	—	30,590	12,460	—
Series 4	9,568	14,905	13,811	—
Series 6	9,034	24,751	14,497	—
Series 7	8,685	18,545	7,656	—
Series 8	7,336	9,838	7,108	—
Series 9	6,031	8,836	7,242	—
Series 10	6,013	10,567	10,472	—
Series 11	8,336	4,270	—	7,233
Series 13	—	13,528	9,998	17,476

NOTE 8 — EXPENSE LIMITATIONS

ING Investments, LLC has entered into a written expense limitation agreement ("Expense Limitation Agreement") with the Series whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to 0.65% during the Offering Period and 1.00% during the Guarantee Period.

The Investment Adviser may at a later date recoup from a Series for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Series' expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees, are reflected on the accompanying Statements of Operations for each Series. Amounts payable by the Investment Adviser are reflected in the Statements of Assets and Liabilities for each Series.

As of December 31, 2006, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

	December 31,
	2007	2008	2009	Total
Series 4	$—	$3,050	$—	$3,050
Series 5	11,151	23,063	5,063	39,277
Series 7	—	—	10,606	10,606
Series 8	—	10,514	15,356	25,870
Series 9	—	17,040	31,246	48,286
Series 10	—	4,696	45,671	50,367
Series 11	—	—	28,226	28,226
Series 12	—	—	32,503	32,503
Series 13	—	—	39,458	39,458

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Series 1		Series 2
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
(Number of Shares)
Dividends reinvested	609,556	1,125,751	413,426	708,670
Shares redeemed	(4,939,906)	(4,882,692)	(4,243,635)	(3,771,795)
Net decrease in shares outstanding	(4,330,350)	(3,756,941)	(3,830,209)	(3,063,125)
($)
Dividends reinvested	$5,924,887	$11,178,706	$3,997,826	$7,022,921
Shares redeemed	(49,626,519)	(50,317,415)	(42,573,997)	(38,281,784)
Net decrease	$(43,701,632)	$(39,138,709)	$(38,576,171)	$(31,258,863)
	Series 3		Series 4
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
(Number of Shares)
Dividends reinvested	404,682	462,581	284,829	166,865
Shares redeemed	(6,015,901)	(7,567,728)	(1,642,472)	(1,951,788)
Net decrease in shares outstanding	(5,611,219)	(7,105,147)	(1,357,643)	(1,784,923)
($)
Dividends reinvested	$3,949,694	$4,574,922	$2,842,589	$1,713,701
Shares redeemed	(60,611,583)	(75,673,092)	(17,083,194)	(20,338,724)
Net decrease	$(56,661,889)	$(71,098,170)	$(14,240,605)	$(18,625,023)
	Series 5		Series 6
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
(Number of Shares)
Dividends reinvested	239,014	128,471	311,858	53,761
Shares redeemed	(1,345,150)	(901,373)	(4,791,859)	(4,230,206)
Net decrease in shares outstanding	(1,106,136)	(772,902)	(4,480,001)	(4,176,445)
($)
Dividends reinvested	$2,380,582	$1,320,680	$3,143,528	$543,528
Shares redeemed	(14,257,722)	(9,459,845)	(50,157,566)	(43,044,580)
Net decrease	$(11,877,140)	$(8,139,165)	$(47,014,038)	$(42,501,052)
	Series 7		Series 8
	Year Ended December 31, 2006	March 9, 2005(1) to December 31, 2005	Year Ended December 31, 2006	June 8, 2005(1) to December 31, 2005
(Number of Shares)
Shares sold	—	5,946,571	—	7,216,428
Dividends reinvested	173,113	6,202	97,978	—
Shares redeemed	(3,660,560)	(3,347,990)	(1,454,894)	(2,138,103)
Net increase (decrease) in shares outstanding	(3,487,447)	2,604,783	(1,356,916)	5,078,325
($)
Shares sold	$—	$59,698,595	$—	$72,292,993
Dividends reinvested	1,732,860	62,205	983,695	—
Shares redeemed	(38,403,731)	(33,625,473)	(15,185,745)	(21,532,362)
Net increase (decrease)	$(36,670,871)	$26,135,327	$(14,202,050)	$50,760,631

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARE TRANSACTIONS (continued)

	Series 9		Series 10
	Year Ended December 31, 2006	September 7, 2005(1) to December 31, 2005	Year Ended December 31, 2006	December 6, 2005(1) to December 31, 2005
(Number of Shares)
Shares sold	—	5,230,738	—	4,125,942
Dividends reinvested	47,260	-	26,027	—
Shares redeemed	(1,372,243)	(1,097,959)	(1,193,870)	(419,889)
Net increase (decrease) in shares outstanding	(1,324,983)	4,132,779	(1,167,843)	3,706,053
($)
Shares sold	$—	$52,420,659	$—	$41,397,221
Dividends reinvested	470,241	—	258,706	—
Shares redeemed	(14,292,233)	(10,985,803)	(12,278,534)	(4,216,459)
Net increase (decrease)	$(13,821,992)	$41,434,856	$(12,019,828)	$37,180,762

	Series 11		Series 12	Series 13	Series 14
	Year Ended December 31, 2006	December 6, 2005(1) to December 31, 2005	March 2, 2006(1) to December 31, 2006	June 22, 2006(1) to December 31, 2006	December 21, 2006(1) to December 31, 2006
(Number of Shares)
Shares sold	2,535,040	2,843,614	6,991,806	11,453,014	8,525
Dividends reinvested	5,335	—	—	—	—
Shares redeemed	(1,831,927)	(265,738)	(2,160,015)	(902,690)	—
Net increase in shares outstanding	708,448	2,577,876	4,831,791	10,550,324	8,525
($)
Shares sold	$25,561,609	$28,456,634	$70,369,417	$116,423,613	$85,252
Dividends reinvested	52,607	—	—	—	—
Shares redeemed	(19,005,866)	(2,660,661)	(22,395,553)	(9,161,034)	—
Net increase	$6,608,350	$25,795,973	$47,973,864	$107,262,579	$85,252

(1) Commencement of operations.

NOTE 10 — LINE OF CREDIT

The Series, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The following Series utilized the line of credit during the year ended December 31, 2006.

Portfolio	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
Series 3	1	$730,000	5.73%
Series 4	1	920,000	5.72%

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2006:

	Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains/ (Losses)
Series 1	$—	$(4,449)	$4,449
Series 2	—	(2,633)	2,633
Series 3	—	(3,602)	3,602
Series 4	—	(2,494)	2,494
Series 5	—	(2,696)	2,696
Series 6	—	(5,189)	5,189
Series 7	—	(4,352)	4,352
Series 8	(394)	(2,193)	2,587
Series 9	—	(2,091)	2,091
Series 10	(4,825)	3,045	1,780
Series 11	(20,618)	18,681	1,937
Series 12	(13,780)	11,304	2,476
Series 13	(1,129)	(162)	1,291

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2006		Year Ended December 31, 2005
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Series 1	$4,309,254	$1,615,633	$10,588,041	$590,665
Series 2	3,956,946	40,880	6,918,727	104,194
Series 3	3,949,694	—	4,572,823	2,099
Series 4	2,713,598	128,991	1,712,963	738
Series 5	2,067,413	313,169	1,319,753	927
Series 6	2,791,648	351,880	542,173	1,355
Series 7	1,732,860	—	62,205	—
Series 8	983,695	—	—	—
Series 9	470,241	—	—	—
Series 10	258,706	—	—	—
Series 11	52,607	—	—	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2006 were:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation	Post-October Capital Losses Deferred
Series 1	$2,895,228	$1,538,660	$4,718,329	$—
Series 2	2,431,053	436,225	2,076,786	—
Series 3	2,841,330	—	1,253,918	(87,854)
Series 4	1,669,414	955,856	3,156,371	—
Series 5	840,047	1,262,343	2,900,586	—
Series 6	2,219,068	3,140,928	5,192,740	—
Series 7	1,509,533	1,378,744	4,279,699	—
Series 8	1,559,338	507,175	2,582,147	—
Series 9	1,025,808	279,809	1,793,791	—
Series 10	994,462	24,767	1,533,419	—
Series 11	1,426,137	1,827	1,664,290	—
Series 12	1,889,690	2,460	5,041,258	—
Series 13	571,394	1,291	(619,316)	—

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For calendar-year open-end funds, this would be no later than their June 29, 2007 NAV and the effects of FIN 48 would be reflected in the funds' semi-annual financial statements contained in their
Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Series has assessed the impact of adopting FIN 48 and currently does not believe that there will be a material impact to the Series.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("SFAS No. 157"), "Fair Value Measurements." The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2006, management of Series is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 13 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, settled an administrative proceeding with the National Association of Securities Dealers ("NASD") regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004, ING Investments reported to the Boards that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•  ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the "NYAG") and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the "NH Bureau") concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the "NYAG Agreement") regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust ("NYSUT") and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG's findings, will distribute $30 million

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG's office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the "One-Page Disclosure"). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the "NH Agreement") to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau's claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 1  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 48.4%
		Advertising: 0.1%
1,200		Omnicom Group	$125,448
			125,448
		Aerospace/Defense: 1.0%
3,250		Boeing Co.	288,730
1,700		General Dynamics Corp.	126,395
400		Goodrich Corp.	18,220
650		L-3 Communications Holdings, Inc.	53,157
1,460		Lockheed Martin Corp.	134,422
1,443		Northrop Grumman Corp.	97,691
2,965		Raytheon Co.	156,552
250		Rockwell Collins, Inc.	15,823
4,100		United Technologies Corp.	256,332
			1,147,322
		Agriculture: 0.8%
8,500		Altria Group, Inc.	729,470
2,570		Archer-Daniels-Midland Co.	82,137
680		Reynolds American, Inc.	44,520
600		UST, Inc.	34,920
			891,047
		Airlines: 0.0%
3,200		Southwest Airlines Co.	49,024
			49,024
		Apparel: 0.3%
2,700	@	Coach, Inc.	115,992
800		Jones Apparel Group, Inc.	26,744
700		Liz Claiborne, Inc.	30,422
1,020		Nike, Inc.	101,011
320		VF Corp.	26,266
			300,435
		Auto Manufacturers: 0.2%
10,400		Ford Motor Co.	78,104
2,300		General Motors Corp.	70,656
1,400		Paccar, Inc.	90,860
			239,620
		Auto Parts & Equipment: 0.1%
1,100	@	Goodyear Tire & Rubber Co.	23,089
800		Johnson Controls, Inc.	68,736
			91,825
		Banks: 3.6%
25,220		Bank of America Corp.	1,346,496
3,400		Bank of New York Co., Inc.	133,858
2,160		BB&T Corp.	94,889
1,651		Capital One Financial Corp.	126,830
900		Comerica, Inc.	52,812
450		Compass Bancshares, Inc.	26,843
2,200		Fifth Third Bancorp.	90,046
400		First Horizon National Corp.	16,712
1,050		Huntington Bancshares, Inc.	24,938
1,650		Keycorp	62,750
450		M&T Bank Corp.	54,972
1,000		Marshall & Ilsley Corp.	48,110
1,800		Mellon Financial Corp.	75,870
3,360		National City Corp.	122,842
800		Northern Trust Corp.	48,552

Shares			Value
1,200		PNC Financial Services Group, Inc.	$88,848
4,036		Regions Financial Corp.	150,946
1,400		State Street Corp.	94,416
1,600		SunTrust Banks, Inc.	135,120
1,271		Synovus Financial Corp.	39,185
7,200		US Bancorp.	260,568
7,886		Wachovia Corp.	449,108
13,900		Wells Fargo & Co.	494,284
450		Zions Bancorp.	37,098
			4,076,093
		Beverages: 1.0%
4,200		Anheuser-Busch Cos., Inc.	206,640
450		Brown-Forman Corp.	29,808
8,300		Coca-Cola Co.	400,475
1,350		Coca-Cola Enterprises, Inc.	27,567
200		Molson Coors Brewing Co.	15,288
750		Pepsi Bottling Group, Inc.	23,183
6,670		PepsiCo, Inc.	417,209
			1,120,170
		Biotechnology: 0.4%
4,700	@	Amgen, Inc.	321,057
1,300	@	Biogen Idec, Inc.	63,947
560	@	Celgene Corp.	32,217
450	@	Genzyme Corp.	27,711
400	@	Medimmune, Inc.	12,948
			457,880
		Building Materials: 0.1%
650		American Standard Cos., Inc.	29,803
1,850		Masco Corp.	55,260
			85,063
		Chemicals: 0.8%
350		Air Products & Chemicals, Inc.	24,598
300		Ashland, Inc.	20,754
4,400		Dow Chemical Co.	175,736
200		Eastman Chemical Co.	11,862
800		Ecolab, Inc.	36,160
4,300		EI DuPont de Nemours & Co.	209,453
500		International Flavors & Fragrances, Inc.	24,580
2,480		Monsanto Co.	130,274
750		PPG Industries, Inc.	48,158
1,600		Praxair, Inc.	94,928
900		Rohm & Haas Co.	46,008
850		Sherwin-Williams Co.	54,043
300		Sigma-Aldrich Corp.	23,316
			899,870
		Coal: 0.0%
1,110		Peabody Energy Corp.	44,855
			44,855
		Commercial Services: 0.4%
800	@	Apollo Group, Inc.	31,176
600	@	Convergys Corp.	14,268
950		Equifax, Inc.	38,570
1,300		H&R Block, Inc.	29,952
2,220		McKesson Corp.	112,554
400	@	Monster Worldwide, Inc.	18,656
1,700		Moody's Corp.	117,402

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 1  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Commercial Services (continued)
250		Robert Half International, Inc.	$9,280
900		RR Donnelley & Sons Co.	31,986
2,970		Western Union Co.	66,587
			470,431
		Computers: 2.3%
500	@	Affiliated Computer Services, Inc.	24,420
190	@	Cognizant Technology Solutions Corp.	14,660
700	@	Computer Sciences Corp.	37,359
15,900	@	Dell, Inc.	398,931
2,000		Electronic Data Systems Corp.	55,100
9,700	@	EMC Corp.	128,040
19,200		Hewlett-Packard Co.	790,848
9,000		International Business Machines Corp.	874,350
450	@	Lexmark International, Inc.	32,940
700	@	NCR Corp.	29,932
1,350	@	Network Appliance, Inc.	53,028
700	@	Sandisk Corp.	30,121
13,700	@	Sun Microsystems, Inc.	74,254
1,500	@	Unisys Corp.	11,760
			2,555,743
		Cosmetics/Personal Care: 1.0%
1,900		Avon Products, Inc.	62,776
2,050		Colgate-Palmolive Co.	133,742
900		Estee Lauder Cos., Inc.	36,738
13,076		Procter & Gamble Co.	840,395
			1,073,651
		Distribution/Wholesale: 0.0%
450		WW Grainger, Inc.	31,473
			31,473
		Diversified Financial Services: 4.6%
5,000		American Express Co.	303,350
1,140		Ameriprise Financial, Inc.	62,130
500		Bear Stearns Cos., Inc.	81,390
4,050		Charles Schwab Corp.	78,327
50		Chicago Mercantile Exchange Holdings, Inc.	25,488
1,350		CIT Group, Inc.	75,290
27,550		Citigroup, Inc.	1,534,535
2,408		Countrywide Financial Corp.	102,220
1,600	@	E*Trade Financial Corp.	35,872
4,000		Fannie Mae	237,560
250		Federated Investors, Inc.	8,445
700		Franklin Resources, Inc.	77,119
2,700		Freddie Mac	183,330
1,750		Goldman Sachs Group, Inc.	348,863
900		Janus Capital Group, Inc.	19,431
19,300		JPMorgan Chase & Co.	932,190
2,220		Lehman Brothers Holdings, Inc.	173,426
3,600		Merrill Lynch & Co., Inc.	335,160
5,950		Morgan Stanley	484,509
1,700		SLM Corp.	82,909
900		T. Rowe Price Group, Inc.	39,393
			5,220,937
		Electric: 1.3%
3,560	@	AES Corp.	78,462

Shares			Value
650	@	Allegheny Energy, Inc.	$29,842
1,000		Ameren Corp.	53,730
1,950		American Electric Power Co., Inc.	83,031
1,250		Centerpoint Energy, Inc.	20,725
1,150	@	CMS Energy Corp.	19,205
850		Constellation Energy Group, Inc.	58,540
900		DTE Energy Co.	43,569
1,700	@	Dynegy, Inc.	12,308
1,700		Edison International	77,316
1,100		Entergy Corp.	101,552
1,400		Exelon Corp.	86,646
1,910		FirstEnergy Corp.	115,173
900		FPL Group, Inc.	48,978
1,700		PG&E Corp.	80,461
400		Pinnacle West Capital Corp.	20,276
2,000		PPL Corp.	71,680
1,400		Progress Energy, Inc.	68,712
500		Public Service Enterprise Group, Inc.	33,190
3,900		Southern Co.	143,754
1,000		TECO Energy, Inc.	17,230
2,440		TXU Corp.	132,272
1,950		Xcel Energy, Inc.	44,967
			1,441,619
		Electrical Components & Equipment: 0.1%
3,200		Emerson Electric Co.	141,088
500		Molex, Inc.	15,815
			156,903
		Electronics: 0.2%
1,650	@	Agilent Technologies, Inc.	57,503
1,050		Applera Corp.-Applied Biosystems Group	38,525
1,150		Jabil Circuit, Inc.	28,233
650		PerkinElmer, Inc.	14,450
3,700	@	Solectron Corp.	11,914
1,000		Symbol Technologies, Inc.	14,940
1,700	@	Thermo Electron Corp.	76,993
650	@	Waters Corp.	31,831
			274,389
		Entertainment: 0.0%
550		International Game Technology	25,410
			25,410
		Environmental Control: 0.1%
1,000	@	Allied Waste Industries, Inc.	12,290
3,000	@	Waste Management, Inc.	110,310
			122,600
		Food: 0.6%
1,650		Campbell Soup Co.	64,169
2,800		ConAgra Foods, Inc.	75,600
500	@	Dean Foods Co.	21,140
2,500		General Mills, Inc.	144,000
700		Hershey Co.	34,860
1,350		HJ Heinz Co.	60,764
1,100		Kellogg Co.	55,066
2,800		Kroger Co.	64,596
900		McCormick & Co., Inc.	34,704
1,900		Safeway, Inc.	65,664

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 1  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Food (continued)
1,269		Sara Lee Corp.	$21,611
791		Supervalu, Inc.	28,278
500		Whole Foods Market, Inc.	23,465
			693,917
		Forest Products & Paper: 0.2%
2,000		International Paper Co.	68,200
950		MeadWestvaco Corp.	28,557
750		Plum Creek Timber Co., Inc.	29,888
800		Temple-Inland, Inc.	36,824
400		Weyerhaeuser Co.	28,260
			191,729
		Gas: 0.1%
900		KeySpan Corp.	37,062
200		Nicor, Inc.	9,360
1,400		NiSource, Inc.	33,740
1,300		Sempra Energy	72,852
			153,014
		Hand/Machine Tools: 0.1%
350		Black & Decker Corp.	27,990
450		Snap-On, Inc.	21,438
450		Stanley Works	22,631
			72,059
		Healthcare-Products: 1.4%
2,700		Baxter International, Inc.	125,253
1,040		Becton Dickinson & Co.	72,956
4,800	@	Boston Scientific Corp.	82,464
400		CR Bard, Inc.	33,188
12,000		Johnson & Johnson	792,240
4,700		Medtronic, Inc.	251,497
600	@	Patterson Cos., Inc.	21,306
600	@	St. Jude Medical, Inc.	21,936
1,200		Stryker Corp.	66,132
1,000	@	Zimmer Holdings, Inc.	78,380
			1,545,352
		Healthcare-Services: 1.0%
3,040		Aetna, Inc.	131,267
1,110	@	Coventry Health Care, Inc.	55,556
1,100	@	Humana, Inc.	60,841
650	@	Laboratory Corp. of America Holdings	47,756
300		Manor Care, Inc.	14,076
600		Quest Diagnostics	31,800
9,320		UnitedHealth Group, Inc.	500,764
3,470	@	WellPoint, Inc.	273,054
			1,115,114
		Home Furnishings: 0.0%
300		Harman International Industries, Inc.	29,973
200		Whirlpool Corp.	16,604
			46,577
		Household Products/Wares: 0.2%
400		Avery Dennison Corp.	27,172
200		Clorox Co.	12,830
650		Fortune Brands, Inc.	55,504
1,950		Kimberly-Clark Corp.	132,503
			228,009

Shares			Value
		Housewares: 0.0%
1,150		Newell Rubbermaid, Inc.	$33,293
			33,293
		Insurance: 2.8%
1,840	@@	ACE Ltd.	111,449
1,950		Aflac, Inc.	89,700
3,430		Allstate Corp.	223,327
450		AMBAC Financial Group, Inc.	40,082
10,700		American International Group, Inc.	766,762
1,250		AON Corp.	44,175
2,880		Chubb Corp.	152,381
610		Cigna Corp.	80,258
966		Cincinnati Financial Corp.	43,769
3,100		Genworth Financial, Inc.	106,051
1,700		Hartford Financial Services Group, Inc.	158,627
1,128		Lincoln National Corp.	74,899
2,560		Loews Corp.	106,163
900		Marsh & McLennan Cos., Inc.	27,594
700		MBIA, Inc.	51,142
4,140		Metlife, Inc.	244,301
500		MGIC Investment Corp.	31,270
1,150		Principal Financial Group	67,505
4,220		Progressive Corp.	102,208
2,730		Prudential Financial, Inc.	234,398
830		Safeco Corp.	51,917
3,870		St. Paul Travelers Cos., Inc.	207,780
400		Torchmark Corp.	25,504
1,150		UnumProvident Corp.	23,897
700	@@	XL Capital Ltd.	50,414
			3,115,573
		Internet: 0.4%
1,200	@	Amazon.com, Inc.	47,352
1,950	@	eBay, Inc.	58,637
400	@	Google, Inc.	184,192
900	@	InterActiveCorp	33,444
4,359	@	Symantec Corp.	90,885
1,000	@	VeriSign, Inc.	24,050
			438,560
		Iron/Steel: 0.2%
2,300		Nucor Corp.	125,718
900		United States Steel Corp.	65,826
			191,544
		Leisure Time: 0.2%
500		Brunswick Corp.	15,950
1,850		Carnival Corp.	90,743
1,200		Harley-Davidson, Inc.	84,564
700		Sabre Holdings Corp.	22,323
			213,580
		Lodging: 0.1%
600		Hilton Hotels Corp.	20,940
1,200		Marriott International, Inc.	57,264
400		Starwood Hotels & Resorts Worldwide, Inc.	25,000
810	@	Wyndham Worldwide Corp.	25,936
			129,140

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 1  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Machinery-Construction & Mining: 0.2%
2,700		Caterpillar, Inc.	$165,591
			165,591
		Machinery-Diversified: 0.2%
400		Cummins, Inc.	47,272
900		Deere & Co.	85,563
650		Rockwell Automation, Inc.	39,702
			172,537
		Media: 1.5%
4,375		CBS Corp.-Class B	136,413
2,000		Clear Channel Communications, Inc.	71,080
8,800	@	Comcast Corp.	372,504
4,300	@	DIRECTV Group, Inc.	107,242
300		EW Scripps Co.	14,982
1,000		Gannett Co., Inc.	60,460
2,420		McGraw-Hill Cos., Inc.	164,608
150		Meredith Corp.	8,453
12,900		News Corp., Inc.	277,092
1,000	@	Univision Communications, Inc.	35,420
1,200	@	Viacom, Inc.	49,236
11,450		Walt Disney Co.	392,392
			1,689,882
		Mining: 0.2%
900		Freeport-McMoRan Copper & Gold, Inc.	50,157
840		Phelps Dodge Corp.	100,565
150		Vulcan Materials Co.	13,481
			164,203
		Miscellaneous Manufacturing: 2.5%
3,050		3M Co.	237,687
600		Cooper Industries Ltd.	54,258
1,150		Danaher Corp.	83,306
800		Dover Corp.	39,216
1,200		Eastman Kodak Co.	30,960
1,050		Eaton Corp.	78,897
42,550		General Electric Co.	1,583,286
4,400		Honeywell International, Inc.	199,056
1,600		Illinois Tool Works, Inc.	73,904
1,300	@@	Ingersoll-Rand Co.	50,869
700		ITT Corp.	39,774
700		Leggett & Platt, Inc.	16,730
850		Parker Hannifin Corp.	65,348
500		Textron, Inc.	46,885
8,300	@@	Tyco International Ltd.	252,320
			2,852,496
		Office/Business Equipment: 0.1%
950		Pitney Bowes, Inc.	43,881
6,800	@	Xerox Corp.	115,260
			159,141
		Oil & Gas: 4.7%
1,600		Anadarko Petroleum Corp.	69,632
13,476		Chevron Corp.	990,890
6,134		ConocoPhillips	441,341
1,700		Devon Energy Corp.	114,036
1,000		EOG Resources, Inc.	62,450
36,300		ExxonMobil Corp.	2,781,669

Shares			Value
2,250		Marathon Oil Corp.	$208,125
1,200	@,@@	Nabors Industries Ltd.	35,736
500		Noble Corp.	38,075
4,200		Occidental Petroleum Corp.	205,086
800		Sunoco, Inc.	49,888
1,100	@	Transocean, Inc.	88,979
2,950		Valero Energy Corp.	150,922
1,300		XTO Energy, Inc.	61,165
			5,297,994
		Oil & Gas Services: 0.6%
1,200		Baker Hughes, Inc.	89,592
1,100		BJ Services Co.	32,252
6,500		Halliburton Co.	201,825
700	@	National Oilwell Varco, Inc.	42,826
4,400		Schlumberger Ltd.	277,904
500	@	Weatherford International Ltd.	20,895
			665,294
		Packaging & Containers: 0.1%
600		Ball Corp.	26,160
400		Bemis Co.	13,592
800	@	Pactiv Corp.	28,552
400		Sealed Air Corp.	25,968
			94,272
		Pharmaceuticals: 2.7%
6,300		Abbott Laboratories	306,873
250		Allergan, Inc.	29,935
1,620		AmerisourceBergen Corp.	72,835
400	@	Barr Pharmaceuticals, Inc.	20,048
3,200		Bristol-Myers Squibb Co.	84,224
1,670		Cardinal Health, Inc.	107,598
1,970		Caremark Rx, Inc.	112,507
1,600		Eli Lilly & Co.	83,360
600	@	Express Scripts, Inc.	42,960
1,800	@	Forest Laboratories, Inc.	91,080
1,900	@	Gilead Sciences, Inc.	123,367
280	@	Hospira, Inc.	9,402
1,800	@	King Pharmaceuticals, Inc.	28,656
1,150	@	Medco Health Solutions, Inc.	61,456
12,150		Merck & Co., Inc.	529,740
1,500		Mylan Laboratories	29,940
30,050		Pfizer, Inc.	778,295
8,300		Schering-Plough Corp.	196,212
450	@	Watson Pharmaceuticals, Inc.	11,714
5,650		Wyeth	287,698
			3,007,900
		Pipelines: 0.1%
2,500		El Paso Corp.	38,200
200		Kinder Morgan, Inc.	21,150
500		Questar Corp.	41,525
2,150		Williams Cos., Inc.	56,158
			157,033
		Real Estate: 0.0%
770	@	CB Richard Ellis Group, Inc.	25,564
808	@	Realogy Corp.	24,499
			50,063
		Real Estate Investment Trusts: 0.2%
450		Apartment Investment & Management Co.	25,209

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 1  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Real Estate Investment Trusts (continued)
200		Boston Properties, Inc.	$22,376
1,430		Equity Office Properties Trust	68,883
400		Prologis	24,308
100		Public Storage, Inc.	9,750
400		Simon Property Group, Inc.	40,516
200		Vornado Realty Trust	24,300
			215,342
		Retail: 2.6%
200	@	Autozone, Inc.	23,112
1,150	@	Bed Bath & Beyond, Inc.	43,815
1,605		Best Buy Co., Inc.	78,950
800	@	Big Lots, Inc.	18,336
700		Circuit City Stores, Inc.	13,286
1,900		Costco Wholesale Corp.	100,453
3,100		CVS Corp.	95,821
440		Darden Restaurants, Inc.	17,675
1,050		Family Dollar Stores, Inc.	30,797
3,826		Federated Department Stores, Inc.	145,885
3,800		Gap, Inc.	74,100
3,420		Home Depot, Inc.	137,347
950		JC Penney Co., Inc.	73,492
2,350	@	Kohl's Corp.	160,811
1,400		Limited Brands, Inc.	40,516
6,300		Lowe's Cos., Inc.	196,245
5,100		McDonald's Corp.	226,083
1,600		Nordstrom, Inc.	78,944
1,950	@	Office Depot, Inc.	74,432
400		OfficeMax, Inc.	19,860
700		RadioShack Corp.	11,746
320	@	Sears Holding Corp.	53,738
2,985		Staples, Inc.	79,700
3,100	@	Starbucks Corp.	109,802
3,500		Target Corp.	199,675
3,150		TJX Cos., Inc.	89,838
4,140		Walgreen Co.	189,985
10,100		Wal-Mart Stores, Inc.	466,418
350		Wendy's International, Inc.	11,582
1,050		Yum! Brands, Inc.	61,740
			2,924,184
		Savings & Loans: 0.2%
3,849		Washington Mutual, Inc.	175,091
			175,091
		Semiconductors: 1.0%
3,300	@	Advanced Micro Devices, Inc.	67,155
2,500	@	Altera Corp.	49,200
2,000		Analog Devices, Inc.	65,740
6,650		Applied Materials, Inc.	122,693
23,610	@	Intel Corp.	478,103
800		KLA-Tencor Corp.	39,800
1,150		Linear Technology Corp.	34,868
2,800	@	LSI Logic Corp.	25,200
1,150		Maxim Integrated Products	35,213
4,900	@	Micron Technology, Inc.	68,404
1,250		National Semiconductor Corp.	28,375
900	@	Novellus Systems, Inc.	30,978
1,400	@	Nvidia Corp.	51,814
1,200	@	QLogic Corp.	26,304
800	@	Teradyne, Inc.	11,968

Shares			Value
1,300		Xilinx, Inc.	$30,953
			1,166,768
		Software: 1.8%
2,400	@	Adobe Systems, Inc.	98,688
1,220	@	Autodesk, Inc.	49,361
2,350		Automatic Data Processing, Inc.	115,738
1,300	@	BMC Software, Inc.	41,860
1,950		CA, Inc.	44,168
700	@	Citrix Systems, Inc.	18,935
2,650	@	Compuware Corp.	22,075
1,150	@	Electronic Arts, Inc.	57,914
700		Fidelity National Information Services, Inc.	28,063
2,970		First Data Corp.	75,794
850	@	Fiserv, Inc.	44,557
850		IMS Health, Inc.	23,358
1,300	@	Intuit, Inc.	39,663
35,550		Microsoft Corp.	1,061,523
1,650	@	Novell, Inc.	10,230
16,610	@	Oracle Corp.	284,695
1,500		Paychex, Inc.	59,310
			2,075,932
		Telecommunications: 3.4%
1,600		Alltel Corp.	96,768
15,803		AT&T, Inc.	564,957
2,850	@	Avaya, Inc.	39,843
7,300		BellSouth Corp.	343,903
900		CenturyTel, Inc.	39,294
42,850	@	Cisco Systems, Inc.	1,171,066
1,300		Citizens Communications Co.	18,681
800	@	Comverse Technology, Inc.	16,888
6,150	@	Corning, Inc.	115,067
587		Embarq Corp.	30,853
2,300	@	Juniper Networks, Inc.	43,562
13,500		Motorola, Inc.	277,560
6,750		Qualcomm, Inc.	255,083
6,300	@	Qwest Communications International, Inc.	52,731
12,852		Sprint Nextel Corp.	242,774
2,450	@	Tellabs, Inc.	25,137
11,800		Verizon Communications, Inc.	439,432
1,913		Windstream Corp.	27,203
			3,800,802
		Textiles: 0.0%
700		Cintas Corp.	27,797
			27,797
		Toys/Games/Hobbies: 0.1%
1,000		Hasbro, Inc.	27,250
1,700		Mattel, Inc.	38,522
			65,772
		Transportation: 0.5%
1,500		Burlington Northern Santa Fe Corp.	110,715
1,760		CSX Corp.	60,597
1,300		FedEx Corp.	141,206
1,700		Norfolk Southern Corp.	85,493
200		Ryder System, Inc.	10,212

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 1  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Transportation (continued)
1,050		Union Pacific Corp.	$96,621
			504,844
		Total Common Stock (Cost $47,389,087)	54,502,207
Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 50.0%
		Federal Home Loan Bank: 26.4%
$32,400,000		5.240%, due 09/12/08	29,706,815
			29,706,815
		Federal Home Loan Mortgage Corporation: 9.4%
11,500,000	▲	5.140%, due 10/15/08	10,513,933
			10,513,933
		Other U.S. Agency Obligations: 14.2%
17,600,000	▲	Tennessee Valley Authority 5.220%, due 11/13/08	16,002,642
			16,002,642
		Total U.S. Government Agency Obligations (Cost $57,879,991)	56,223,390
U.S. TREASURY OBLIGATIONS: 0.7%
		U.S. Treasury STRIP: 0.7%
827,000	▲	4.910%, due 08/15/08	765,145
		Total U.S. Treasury Obligations (Cost $766,439)	765,145
		Total Long-Term Investments (Cost $106,035,517)	111,490,742

Principal Amount		Value
SHORT-TERM INVESTMENTS: 1.0%
	Repurchase Agreement: 1.0%
$1,055,000	Goldman Sachs Repurchase Agreement dated 12/29/06, 5.220%, due 01/02/07, $1,055,612 to be received upon repurchase (Collateralized by $1,065,000 Federal Home Loan Bank, 4.625%, Market Value plus accrued interest $1,077,636, due 02/08/08)	$1,055,000
Total Short-Term Investments (Cost $1,055,000)		1,055,000

Total Investments in Securities (Cost $107,090,517)*	100.1%	$112,545,742
Other Assets and Liabilities - Net	(0.1)	(68,670)
Net Assets	100.0%	$112,477,072

@  Non-income producing security

@@  Foreign Issuer

STRIP  Seperate Trading of Registered Interest and Principal of Securities

▲  Principal Only Security

*  Cost for federal income tax purposes is $107,827,413.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,302,745
Gross Unrealized Depreciation	(2,584,416)
Net Unrealized Appreciation	$4,718,329

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 2  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 42.1%
		Advertising: 0.1%
800		Omnicom Group	$83,632
			83,632
		Aerospace/Defense: 0.9%
2,160		Boeing Co.	191,894
1,150		General Dynamics Corp.	85,503
300		Goodrich Corp.	13,665
500		L-3 Communications Holdings, Inc.	40,890
1,010		Lockheed Martin Corp.	92,991
908		Northrop Grumman Corp.	61,472
2,124		Raytheon Co.	112,147
180		Rockwell Collins, Inc.	11,392
2,780		United Technologies Corp.	173,806
			783,760
		Agriculture: 0.7%
5,810		Altria Group, Inc.	498,614
1,750		Archer-Daniels-Midland Co.	55,930
440		Reynolds American, Inc.	28,807
400		UST, Inc.	23,280
			606,631
		Airlines: 0.0%
2,200		Southwest Airlines Co.	33,704
			33,704
		Apparel: 0.2%
1,660	@	Coach, Inc.	71,314
560		Jones Apparel Group, Inc.	18,721
360		Liz Claiborne, Inc.	15,646
540		Nike, Inc.	53,476
60		VF Corp.	4,925
			164,082
		Auto Manufacturers: 0.2%
6,970		Ford Motor Co.	52,345
1,600		General Motors Corp.	49,152
900		Paccar, Inc.	58,410
			159,907
		Auto Parts & Equipment: 0.1%
370	@	Goodyear Tire & Rubber Co.	7,766
550		Johnson Controls, Inc.	47,256
			55,022
		Banks: 3.1%
16,844		Bank of America Corp.	899,301
2,060		Bank of New York Co., Inc.	81,102
1,411		BB&T Corp.	61,985
1,109		Capital One Financial Corp.	85,193
640		Comerica, Inc.	37,555
400		Compass Bancshares, Inc.	23,860
1,500		Fifth Third Bancorp.	61,395
300		First Horizon National Corp.	12,534
560		Huntington Bancshares, Inc.	13,300
1,020		Keycorp	38,791
250		M&T Bank Corp.	30,540
730		Marshall & Ilsley Corp.	35,120
1,100		Mellon Financial Corp.	46,365
2,240		National City Corp.	81,894
470		Northern Trust Corp.	28,524

Shares			Value
830		PNC Financial Services Group, Inc.	$61,453
2,749		Regions Financial Corp.	102,813
930		State Street Corp.	62,719
990		SunTrust Banks, Inc.	83,606
791		Synovus Financial Corp.	24,387
4,860		US Bancorp.	175,883
5,239		Wachovia Corp.	298,361
9,220		Wells Fargo & Co.	327,863
270		Zions Bancorp.	22,259
			2,696,803
		Beverages: 0.9%
2,850		Anheuser-Busch Cos., Inc.	140,220
270		Brown-Forman Corp.	17,885
5,520		Coca-Cola Co.	266,340
1,210		Coca-Cola Enterprises, Inc.	24,708
100		Molson Coors Brewing Co.	7,644
580		Pepsi Bottling Group, Inc.	17,928
4,490		PepsiCo, Inc.	280,850
			755,575
		Biotechnology: 0.4%
3,240	@	Amgen, Inc.	221,324
800	@	Biogen Idec, Inc.	39,352
410	@	Celgene Corp.	23,587
300	@	Genzyme Corp.	18,474
300	@	Medimmune, Inc.	9,711
			312,448
		Building Materials: 0.0%
160		American Standard Cos., Inc.	7,336
1,000		Masco Corp.	29,870
			37,206
		Chemicals: 0.7%
300		Air Products & Chemicals, Inc.	21,084
200		Ashland, Inc.	13,836
2,960		Dow Chemical Co.	118,222
100		Eastman Chemical Co.	5,931
500		Ecolab, Inc.	22,600
2,800		EI DuPont de Nemours & Co.	136,388
400	@	Hercules, Inc.	7,724
320		International Flavors & Fragrances, Inc.	15,731
1,700		Monsanto Co.	89,301
490		PPG Industries, Inc.	31,463
1,030		Praxair, Inc.	61,110
460		Rohm & Haas Co.	23,515
580		Sherwin-Williams Co.	36,876
200		Sigma-Aldrich Corp.	15,544
			599,325
		Coal: 0.0%
740		Peabody Energy Corp.	29,903
			29,903
		Commercial Services: 0.4%
600	@	Apollo Group, Inc.	23,382
500	@	Convergys Corp.	11,890
580		Equifax, Inc.	23,548
1,020		H&R Block, Inc.	23,501
1,410		McKesson Corp.	71,487
300	@	Monster Worldwide, Inc.	13,992

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 2  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Commercial Services (continued)
1,080		Moody's Corp.	$74,585
450		Robert Half International, Inc.	16,704
630		RR Donnelley & Sons Co.	22,390
2,138		Western Union Co.	47,934
			329,413
		Computers: 2.1%
250	@	Affiliated Computer Services, Inc.	12,210
190	@	Cognizant Technology Solutions Corp.	14,660
600	@	Computer Sciences Corp.	32,022
10,720	@	Dell, Inc.	268,965
1,600		Electronic Data Systems Corp.	44,080
6,340	@	EMC Corp.	83,688
12,870		Hewlett-Packard Co.	530,115
6,390		International Business Machines Corp.	620,789
340	@	Lexmark International, Inc.	24,888
590	@	NCR Corp.	25,228
1,060	@	Network Appliance, Inc.	41,637
500	@	Sandisk Corp.	21,515
9,600	@	Sun Microsystems, Inc.	52,032
1,210	@	Unisys Corp.	9,486
			1,781,315
		Cosmetics/Personal Care: 0.8%
1,200		Avon Products, Inc.	39,648
1,370		Colgate-Palmolive Co.	89,379
500		Estee Lauder Cos., Inc.	20,410
8,687		Procter & Gamble Co.	558,313
			707,750
		Distribution/Wholesale: 0.0%
250		WW Grainger, Inc.	17,485
			17,485
		Diversified Financial Services: 4.1%
3,290		American Express Co.	199,604
538		Ameriprise Financial, Inc.	29,321
350		Bear Stearns Cos., Inc.	56,973
2,850		Charles Schwab Corp.	55,119
90		Chicago Mercantile Exchange Holdings, Inc.	45,878
900		CIT Group, Inc.	50,193
18,440		Citigroup, Inc.	1,027,108
1,660		Countrywide Financial Corp.	70,467
1,200	@	E*Trade Financial Corp.	26,904
2,620		Fannie Mae	155,602
150		Federated Investors, Inc.	5,067
480		Franklin Resources, Inc.	52,882
1,900		Freddie Mac	129,010
1,190		Goldman Sachs Group, Inc.	237,227
700		Janus Capital Group, Inc.	15,113
13,000		JPMorgan Chase & Co.	627,900
1,500		Lehman Brothers Holdings, Inc.	117,180
2,410		Merrill Lynch & Co., Inc.	224,371
3,930		Morgan Stanley	320,020
1,100		SLM Corp.	53,647
700		T. Rowe Price Group, Inc.	30,639
			3,530,225
		Electric: 1.1%
2,380	@	AES Corp.	52,455

Shares			Value
550	@	Allegheny Energy, Inc.	$25,251
700		Ameren Corp.	37,611
1,390		American Electric Power Co., Inc.	59,186
1,200		Centerpoint Energy, Inc.	19,896
850	@	CMS Energy Corp.	14,195
590		Constellation Energy Group, Inc.	40,633
600		DTE Energy Co.	29,046
1,300	@	Dynegy, Inc.	9,412
1,030		Edison International	46,844
700		Entergy Corp.	64,624
1,000		Exelon Corp.	61,890
1,170		FirstEnergy Corp.	70,551
600		FPL Group, Inc.	32,652
1,290		PG&E Corp.	61,056
100		Pinnacle West Capital Corp.	5,069
1,220		PPL Corp.	43,725
900		Progress Energy, Inc.	44,172
350		Public Service Enterprise Group, Inc.	23,233
2,600		Southern Co.	95,836
700		TECO Energy, Inc.	12,061
1,600		TXU Corp.	86,736
1,580		Xcel Energy, Inc.	36,435
			972,569
		Electrical Components & Equipment: 0.1%
2,320		Emerson Electric Co.	102,289
400		Molex, Inc.	12,652
			114,941
		Electronics: 0.2%
1,330	@	Agilent Technologies, Inc.	46,351
720		Applera Corp.-Applied Biosystems Group	26,417
510		Jabil Circuit, Inc.	12,521
430		PerkinElmer, Inc.	9,559
2,500	@	Solectron Corp.	8,050
700		Symbol Technologies, Inc.	10,458
1,050	@	Thermo Electron Corp.	47,555
400	@	Waters Corp.	19,588
			180,499
		Entertainment: 0.0%
350		International Game Technology	16,170
			16,170
		Environmental Control: 0.1%
700	@	Allied Waste Industries, Inc.	8,603
2,030	@	Waste Management, Inc.	74,643
			83,246
		Food: 0.5%
1,100		Campbell Soup Co.	42,779
1,670		ConAgra Foods, Inc.	45,090
300	@	Dean Foods Co.	12,684
1,600		General Mills, Inc.	92,160
500		Hershey Co.	24,900
950		HJ Heinz Co.	42,760
740		Kellogg Co.	37,044
1,950		Kroger Co.	44,987
550		McCormick & Co., Inc.	21,208
1,300		Safeway, Inc.	44,928
715		Sara Lee Corp.	12,176

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 2  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Food (continued)
208		Supervalu, Inc.	$7,436
400		Whole Foods Market, Inc.	18,772
			446,924
		Forest Products & Paper: 0.1%
1,400		International Paper Co.	47,740
600		MeadWestvaco Corp.	18,036
450		Plum Creek Timber Co., Inc.	17,933
500		Temple-Inland, Inc.	23,015
300		Weyerhaeuser Co.	21,195
			127,919
		Gas: 0.1%
500		KeySpan Corp.	20,590
200		Nicor, Inc.	9,360
900		NiSource, Inc.	21,690
810		Sempra Energy	45,392
			97,032
		Hand/Machine Tools: 0.1%
290		Black & Decker Corp.	23,191
300		Snap-On, Inc.	14,292
250		Stanley Works	12,573
			50,056
		Healthcare-Products: 1.2%
1,810		Baxter International, Inc.	83,966
700		Becton Dickinson & Co.	49,105
3,200	@	Boston Scientific Corp.	54,976
330		CR Bard, Inc.	27,380
7,970		Johnson & Johnson	526,179
3,100		Medtronic, Inc.	165,881
400	@	Patterson Cos., Inc.	14,204
320	@	St. Jude Medical, Inc.	11,699
800		Stryker Corp.	44,088
700	@	Zimmer Holdings, Inc.	54,866
			1,032,344
		Healthcare-Services: 0.9%
2,020		Aetna, Inc.	87,224
680	@	Coventry Health Care, Inc.	34,034
790	@	Humana, Inc.	43,695
500	@	Laboratory Corp. of America Holdings	36,735
200		Manor Care, Inc.	9,384
480		Quest Diagnostics	25,440
6,240		UnitedHealth Group, Inc.	335,275
2,250	@	WellPoint, Inc.	177,053
			748,840
		Home Builders: 0.0%
200		Lennar Corp.	10,492
			10,492
		Home Furnishings: 0.1%
300		Harman International Industries, Inc.	29,973
250		Whirlpool Corp.	20,755
			50,728
		Household Products/Wares: 0.2%
300		Avery Dennison Corp.	20,379
200		Clorox Co.	12,830

Shares			Value
410		Fortune Brands, Inc.	$35,010
1,240		Kimberly-Clark Corp.	84,258
			152,477
		Housewares: 0.0%
850		Newell Rubbermaid, Inc.	24,608
			24,608
		Insurance: 2.4%
1,250	@@	ACE Ltd.	75,713
1,320		Aflac, Inc.	60,720
2,330		Allstate Corp.	151,706
370		AMBAC Financial Group, Inc.	32,956
7,070		American International Group, Inc.	506,636
850		AON Corp.	30,039
1,880		Chubb Corp.	99,471
370		Cigna Corp.	48,681
540		Cincinnati Financial Corp.	24,467
2,100		Genworth Financial, Inc.	71,841
1,100		Hartford Financial Services Group, Inc.	102,641
814		Lincoln National Corp.	54,050
1,720		Loews Corp.	71,328
600		Marsh & McLennan Cos., Inc.	18,396
390		MBIA, Inc.	28,493
2,780		Metlife, Inc.	164,048
330		MGIC Investment Corp.	20,638
700		Principal Financial Group	41,090
2,820		Progressive Corp.	68,300
1,840		Prudential Financial, Inc.	157,982
550		Safeco Corp.	34,403
2,560		St. Paul Travelers Cos., Inc.	137,446
290		Torchmark Corp.	18,490
1,100		UnumProvident Corp.	22,858
500	@@	XL Capital Ltd.	36,010
			2,078,403
		Internet: 0.3%
900	@	Amazon.com, Inc.	35,514
1,160	@	eBay, Inc.	34,881
200	@	Google, Inc.	92,096
600	@	InterActiveCorp	22,296
2,701	@	Symantec Corp.	56,316
700	@	VeriSign, Inc.	16,835
			257,938
		Iron/Steel: 0.2%
1,570		Nucor Corp.	85,816
660		United States Steel Corp.	48,272
			134,088
		Leisure Time: 0.2%
370		Brunswick Corp.	11,803
1,280		Carnival Corp.	62,784
740		Harley-Davidson, Inc.	52,148
440		Sabre Holdings Corp.	14,032
			140,767
		Lodging: 0.1%
400		Hilton Hotels Corp.	13,960
980		Marriott International, Inc.	46,766
230		Starwood Hotels & Resorts Worldwide, Inc.	14,375

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 2  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Lodging (continued)
594	@	Wyndham Worldwide Corp.	$19,020
			94,121
		Machinery-Construction & Mining: 0.1%
1,800		Caterpillar, Inc.	110,394
			110,394
		Machinery-Diversified: 0.1%
250		Cummins, Inc.	29,545
600		Deere & Co.	57,042
520		Rockwell Automation, Inc.	31,762
			118,349
		Media: 1.3%
2,985		CBS Corp.-Class B	93,072
1,400		Clear Channel Communications, Inc.	49,756
5,900	@	Comcast Corp.	249,747
2,900	@	DIRECTV Group, Inc.	72,326
300		EW Scripps Co.	14,982
600		Gannett Co., Inc.	36,276
1,620		McGraw-Hill Cos., Inc.	110,192
170		Meredith Corp.	9,580
8,650		News Corp., Inc.	185,802
700	@	Univision Communications, Inc.	24,794
800	@	Viacom, Inc.	32,824
7,730		Walt Disney Co.	264,907
			1,144,258
		Mining: 0.1%
580		Freeport-McMoRan Copper & Gold, Inc.	32,323
600		Phelps Dodge Corp.	71,832
240		Vulcan Materials Co.	21,569
			125,724
		Miscellaneous Manufacturing: 2.2%
2,120		3M Co.	165,212
290		Cooper Industries Ltd.	26,225
690		Danaher Corp.	49,984
650		Dover Corp.	31,863
950		Eastman Kodak Co.	24,510
730		Eaton Corp.	54,852
28,520		General Electric Co.	1,061,229
3,060		Honeywell International, Inc.	138,434
1,140		Illinois Tool Works, Inc.	52,657
760	@@	Ingersoll-Rand Co.	29,739
460		ITT Corp.	26,137
600		Leggett & Platt, Inc.	14,340
560		Parker Hannifin Corp.	43,053
310		Textron, Inc.	29,069
5,500	@@	Tyco International Ltd.	167,200
			1,914,504
		Office/Business Equipment: 0.1%
490		Pitney Bowes, Inc.	22,633
4,580	@	Xerox Corp.	77,631
			100,264
		Oil & Gas: 4.1%
1,140		Anadarko Petroleum Corp.	49,613
9,013		Chevron Corp.	662,726

Shares			Value
4,166		ConocoPhillips	$299,744
1,150		Devon Energy Corp.	77,142
580		EOG Resources, Inc.	36,221
24,120		ExxonMobil Corp.	1,848,316
1,560		Marathon Oil Corp.	144,300
700	@,@@	Nabors Industries Ltd.	20,846
300		Noble Corp.	22,845
2,780		Occidental Petroleum Corp.	135,747
480		Sunoco, Inc.	29,933
800	@	Transocean, Inc.	64,712
2,000		Valero Energy Corp.	102,320
900		XTO Energy, Inc.	42,345
			3,536,810
		Oil & Gas Services: 0.5%
800		Baker Hughes, Inc.	59,728
700		BJ Services Co.	20,524
4,400		Halliburton Co.	136,620
400	@	National Oilwell Varco, Inc.	24,472
3,000		Schlumberger Ltd.	189,480
300	@	Weatherford International Ltd.	12,537
			443,361
		Packaging & Containers: 0.1%
420		Ball Corp.	18,312
300		Bemis Co.	10,194
500	@	Pactiv Corp.	17,845
310		Sealed Air Corp.	20,125
			66,476
		Pharmaceuticals: 2.3%
4,200		Abbott Laboratories	204,582
160		Allergan, Inc.	19,158
800		AmerisourceBergen Corp.	35,968
300	@	Barr Pharmaceuticals, Inc.	15,036
2,200		Bristol-Myers Squibb Co.	57,904
1,080		Cardinal Health, Inc.	69,584
1,210		Caremark Rx, Inc.	69,103
1,100		Eli Lilly & Co.	57,310
580	@	Express Scripts, Inc.	41,528
1,210	@	Forest Laboratories, Inc.	61,226
1,200	@	Gilead Sciences, Inc.	77,916
170	@	Hospira, Inc.	5,709
1,100	@	King Pharmaceuticals, Inc.	17,512
770	@	Medco Health Solutions, Inc.	41,149
8,080		Merck & Co., Inc.	352,288
700		Mylan Laboratories	13,972
19,940		Pfizer, Inc.	516,446
5,500		Schering-Plough Corp.	130,020
400	@	Watson Pharmaceuticals, Inc.	10,412
3,680		Wyeth	187,386
			1,984,209
		Pipelines: 0.1%
1,500		El Paso Corp.	22,920
100		Kinder Morgan, Inc.	10,575
300		Questar Corp.	24,915
1,300		Williams Cos., Inc.	33,956
			92,366
		Real Estate: 0.0%
520	@	CB Richard Ellis Group, Inc.	17,264
602	@	Realogy Corp.	18,253
			35,517

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 2  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Real Estate Investment Trusts: 0.2%
300		Apartment Investment & Management Co.	$16,806
100		Boston Properties, Inc.	11,188
950		Equity Office Properties Trust	45,762
300		Prologis	18,231
100		Public Storage, Inc.	9,750
200		Simon Property Group, Inc.	20,258
100		Vornado Realty Trust	12,150
			134,145
		Retail: 2.3%
250	@	Autozone, Inc.	28,890
940	@	Bed Bath & Beyond, Inc.	35,814
1,085		Best Buy Co., Inc.	53,371
500	@	Big Lots, Inc.	11,460
470		Circuit City Stores, Inc.	8,921
1,330		Costco Wholesale Corp.	70,317
2,200		CVS Corp.	68,002
310		Darden Restaurants, Inc.	12,453
200		Dillard's, Inc.	6,994
700		Family Dollar Stores, Inc.	20,531
2,504		Federated Department Stores, Inc.	95,478
2,530		Gap, Inc.	49,335
2,310		Home Depot, Inc.	92,770
600		JC Penney Co., Inc.	46,416
1,600	@	Kohl's Corp.	109,488
1,020		Limited Brands, Inc.	29,519
4,160		Lowe's Cos., Inc.	129,584
3,450		McDonald's Corp.	152,939
960		Nordstrom, Inc.	47,366
1,330	@	Office Depot, Inc.	50,766
300		OfficeMax, Inc.	14,895
400		RadioShack Corp.	6,712
230	@	Sears Holding Corp.	38,624
1,950		Staples, Inc.	52,065
2,110	@	Starbucks Corp.	74,736
2,300		Target Corp.	131,215
2,190		TJX Cos., Inc.	62,459
2,810		Walgreen Co.	128,951
6,740		Wal-Mart Stores, Inc.	311,253
420		Wendy's International, Inc.	13,898
780		Yum! Brands, Inc.	45,864
			2,001,086
		Savings & Loans: 0.1%
2,586		Washington Mutual, Inc.	117,637
			117,637
		Semiconductors: 0.9%
2,300	@	Advanced Micro Devices, Inc.	46,805
1,660	@	Altera Corp.	32,669
1,050		Analog Devices, Inc.	34,514
3,760		Applied Materials, Inc.	69,372
15,710	@	Intel Corp.	318,128
500		KLA-Tencor Corp.	24,875
680		Linear Technology Corp.	20,618
1,300	@	LSI Logic Corp.	11,700
970		Maxim Integrated Products	29,701
3,400	@	Micron Technology, Inc.	47,464
740		National Semiconductor Corp.	16,798
350	@	Novellus Systems, Inc.	12,047
1,000	@	Nvidia Corp.	37,010

Shares			Value
400	@	QLogic Corp.	$8,768
700	@	Teradyne, Inc.	10,472
900		Xilinx, Inc.	21,429
			742,370
		Software: 1.6%
1,560	@	Adobe Systems, Inc.	64,147
640	@	Autodesk, Inc.	25,894
1,530		Automatic Data Processing, Inc.	75,353
850	@	BMC Software, Inc.	27,370
1,340		CA, Inc.	30,351
550	@	Citrix Systems, Inc.	14,878
1,490	@	Compuware Corp.	12,412
890	@	Electronic Arts, Inc.	44,820
450		Fidelity National Information Services, Inc.	18,041
2,138		First Data Corp.	54,562
550	@	Fiserv, Inc.	28,831
520		IMS Health, Inc.	14,290
1,040	@	Intuit, Inc.	31,730
23,860		Microsoft Corp.	712,460
1,100	@	Novell, Inc.	6,820
10,980	@	Oracle Corp.	188,197
950		Paychex, Inc.	37,563
			1,387,719
		Telecommunications: 2.9%
1,100		Alltel Corp.	66,528
10,786		AT&T, Inc.	385,600
1,680	@	Avaya, Inc.	23,486
5,000		BellSouth Corp.	235,550
560		CenturyTel, Inc.	24,450
28,660	@	Cisco Systems, Inc.	783,268
1,000		Citizens Communications Co.	14,370
520	@	Comverse Technology, Inc.	10,977
4,240	@	Corning, Inc.	79,330
352		Embarq Corp.	18,501
1,400	@	Juniper Networks, Inc.	26,516
9,000		Motorola, Inc.	185,040
4,480		Qualcomm, Inc.	169,299
3,800	@	Qwest Communications International, Inc.	31,806
8,154		Sprint Nextel Corp.	154,029
1,150	@	Tellabs, Inc.	11,799
7,950		Verizon Communications, Inc.	296,058
1,110		Windstream Corp.	15,784
			2,532,391
		Textiles: 0.0%
390		Cintas Corp.	15,487
			15,487
		Toys/Games/Hobbies: 0.1%
530		Hasbro, Inc.	14,443
1,200		Mattel, Inc.	27,192
			41,635
		Transportation: 0.4%
1,000		Burlington Northern Santa Fe Corp.	73,810
1,220		CSX Corp.	42,005
850		FedEx Corp.	92,327
1,150		Norfolk Southern Corp.	57,834
200		Ryder System, Inc.	10,212

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 2  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Transportation (continued)
700		Union Pacific Corp.	$64,414
			340,602
		Total Common Stock (Cost $32,493,222)	36,483,652
Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 55.7%
		Federal Home Loan Mortgage Corporation: 23.8%
$23,000,000	▲	5.170%, due 03/15/09	$20,615,222
			20,615,222
		Federal National Mortgage Association: 31.9%
30,500,000	▲	5.170%, due 12/15/08	27,638,124
			27,638,124
		Total U.S. Government Agency Obligations (Cost $49,792,913)	48,253,346
U.S. TREASURY OBLIGATIONS: 1.7%
		U.S. Treasury STRIP: 1.7%
1,628,000	^	4.850%, due 11/15/08	1,489,659
		Total U.S. Treasury Obligations (Cost $1,491,966)	1,489,659
		Total Long-Term Investments (Cost $83,778,101)	86,226,657

Principal Amount		Value
SHORT-TERM INVESTMENTS: 0.7%
	Repurchase Agreement: 0.7%
$632,000	Goldman Sachs Repurchase Agreement dated 12/29/06, 5.220%, due 01/02/07, $632,367 to be received upon repurchase (Collateralized by $640,000 Federal Home Loan Bank, 4.625%, Market Value plus accrued interest $647,593, due 02/08/08)	$632,000
	Total Short-Term Investments (Cost $632,000)	632,000

Total Investments in Securities (Cost $84,410,101)*	100.2%	$86,858,657
Other Assets and Liabilities - Net	(0.2)	(177,849)
Net Assets	100.0%	$86,680,808

@  Non-income producing security

@@  Foreign Issuer

STRIP  Seperate Trading of Registered Interest and Principal of Securities

^  Interest Only Security

▲  Principal Only Security

*  Cost for federal income tax purposes is $84,781,871.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,199,105
Gross Unrealized Depreciation	(2,122,319)
Net Unrealized Appreciation	$2,076,786

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 3  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 35.9%
		Advertising: 0.1%
1,010		Omnicom Group	$105,585
			105,585
		Aerospace/Defense: 0.8%
2,780		Boeing Co.	246,975
1,400		General Dynamics Corp.	104,090
500		Goodrich Corp.	22,775
450		L-3 Communications Holdings, Inc.	36,801
1,250		Lockheed Martin Corp.	115,088
1,120		Northrop Grumman Corp.	75,824
2,613		Raytheon Co.	137,966
240		Rockwell Collins, Inc.	15,190
3,360		United Technologies Corp.	210,067
			964,776
		Agriculture: 0.6%
7,130		Altria Group, Inc.	611,897
2,130		Archer-Daniels-Midland Co.	68,075
640		Reynolds American, Inc.	41,901
600		UST, Inc.	34,920
			756,793
		Airlines: 0.0%
2,700		Southwest Airlines Co.	41,364
			41,364
		Apparel: 0.2%
2,120	@	Coach, Inc.	91,075
420		Jones Apparel Group, Inc.	14,041
410		Liz Claiborne, Inc.	17,819
710		Nike, Inc.	70,311
110		VF Corp.	9,029
			202,275
		Auto Manufacturers: 0.2%
8,300		Ford Motor Co.	62,333
1,900		General Motors Corp.	58,368
1,050		Paccar, Inc.	68,145
			188,846
		Auto Parts & Equipment: 0.1%
1,050	@	Goodyear Tire & Rubber Co.	22,040
780		Johnson Controls, Inc.	67,018
			89,058
		Banks: 2.6%
21,124		Bank of America Corp.	1,127,810
2,560		Bank of New York Co., Inc.	100,787
1,843		BB&T Corp.	80,963
1,431		Capital One Financial Corp.	109,929
610		Comerica, Inc.	35,795
550		Compass Bancshares, Inc.	32,808
1,800		Fifth Third Bancorp.	73,674
380		First Horizon National Corp.	15,876
860		Huntington Bancshares, Inc.	20,425
1,650		Keycorp	62,750
300		M&T Bank Corp.	36,648
780		Marshall & Ilsley Corp.	37,526
1,370		Mellon Financial Corp.	57,746
2,830		National City Corp.	103,465
600		Northern Trust Corp.	36,414

Shares			Value
950		PNC Financial Services Group, Inc.	$70,338
3,240		Regions Financial Corp.	121,176
1,050		State Street Corp.	70,812
1,230		SunTrust Banks, Inc.	103,874
1,052		Synovus Financial Corp.	32,433
6,060		US Bancorp.	219,311
6,629		Wachovia Corp.	377,522
11,480		Wells Fargo & Co.	408,229
400		Zions Bancorp.	32,976
			3,369,287
		Beverages: 0.7%
3,530		Anheuser-Busch Cos., Inc.	173,676
410		Brown-Forman Corp.	27,158
6,970		Coca-Cola Co.	336,303
1,310		Coca-Cola Enterprises, Inc.	26,750
200		Molson Coors Brewing Co.	15,288
580		Pepsi Bottling Group, Inc.	17,928
5,570		PepsiCo, Inc.	348,404
			945,507
		Biotechnology: 0.3%
4,000	@	Amgen, Inc.	273,240
1,300	@	Biogen Idec, Inc.	63,947
560	@	Celgene Corp.	32,217
350	@	Genzyme Corp.	21,553
300	@	Medimmune, Inc.	9,711
			400,668
		Building Materials: 0.0%
230		American Standard Cos., Inc.	10,546
1,320		Masco Corp.	39,428
			49,974
		Chemicals: 0.6%
350		Air Products & Chemicals, Inc.	24,598
200		Ashland, Inc.	13,836
3,680		Dow Chemical Co.	146,979
700		Ecolab, Inc.	31,640
3,600		EI DuPont de Nemours & Co.	175,356
500	@	Hercules, Inc.	9,655
530		International Flavors & Fragrances, Inc.	26,055
2,120		Monsanto Co.	111,364
670		PPG Industries, Inc.	43,021
1,280		Praxair, Inc.	75,942
460		Rohm & Haas Co.	23,515
700		Sherwin-Williams Co.	44,506
200		Sigma-Aldrich Corp.	15,544
			742,011
		Coal: 0.0%
940		Peabody Energy Corp.	37,985
			37,985
		Commercial Services: 0.3%
800	@	Apollo Group, Inc.	31,176
600	@	Convergys Corp.	14,268
740		Equifax, Inc.	30,044
1,080		H&R Block, Inc.	24,883
1,700		McKesson Corp.	86,190
450	@	Monster Worldwide, Inc.	20,988
1,400		Moody's Corp.	96,684

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 3  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Commercial Services (continued)
190		Robert Half International, Inc.	$7,053
700		RR Donnelley & Sons Co.	24,878
2,540		Western Union Co.	56,947
			393,111
		Computers: 1.7%
400	@	Affiliated Computer Services, Inc.	19,536
190	@	Cognizant Technology Solutions Corp.	14,660
750	@	Computer Sciences Corp.	40,028
13,050	@	Dell, Inc.	327,425
2,000		Electronic Data Systems Corp.	55,100
7,790	@	EMC Corp.	102,828
16,080		Hewlett-Packard Co.	662,335
7,970		International Business Machines Corp.	774,286
320	@	Lexmark International, Inc.	23,424
700	@	NCR Corp.	29,932
1,410	@	Network Appliance, Inc.	55,385
700	@	Sandisk Corp.	30,121
13,600	@	Sun Microsystems, Inc.	73,712
1,220	@	Unisys Corp.	9,565
			2,218,337
		Cosmetics/Personal Care: 0.7%
1,800		Avon Products, Inc.	59,472
1,730		Colgate-Palmolive Co.	112,865
400		Estee Lauder Cos., Inc.	16,328
10,972		Procter & Gamble Co.	705,170
			893,835
		Distribution/Wholesale: 0.0%
400		WW Grainger, Inc.	27,976
			27,976
		Diversified Financial Services: 3.4%
4,090		American Express Co.	248,140
778		Ameriprise Financial, Inc.	42,401
450		Bear Stearns Cos., Inc.	73,251
3,450		Charles Schwab Corp.	66,723
30		Chicago Mercantile Exchange Holdings, Inc.	15,293
1,150		CIT Group, Inc.	64,136
23,140		Citigroup, Inc.	1,288,898
2,030		Countrywide Financial Corp.	86,174
1,400	@	E*Trade Financial Corp.	31,388
3,390		Fannie Mae	201,332
260		Federated Investors, Inc.	8,783
570		Franklin Resources, Inc.	62,797
2,300		Freddie Mac	156,170
1,460		Goldman Sachs Group, Inc.	291,051
900		Janus Capital Group, Inc.	19,431
16,200		JPMorgan Chase & Co.	782,460
1,860		Lehman Brothers Holdings, Inc.	145,303
3,180		Merrill Lynch & Co., Inc.	296,058
4,940		Morgan Stanley	402,264
1,350		SLM Corp.	65,840
1,000		T. Rowe Price Group, Inc.	43,770
			4,391,663
		Electric: 1.0%
3,730	@	AES Corp.	82,209
700	@	Allegheny Energy, Inc.	32,137

Shares			Value
900		Ameren Corp.	$48,357
1,530		American Electric Power Co., Inc.	65,147
1,150		Centerpoint Energy, Inc.	19,067
850	@	CMS Energy Corp.	14,195
730		Constellation Energy Group, Inc.	50,275
700		DTE Energy Co.	33,887
1,600	@	Dynegy, Inc.	11,584
1,490		Edison International	67,765
900		Entergy Corp.	83,088
1,200		Exelon Corp.	74,268
1,620		FirstEnergy Corp.	97,686
700		FPL Group, Inc.	38,094
1,520		PG&E Corp.	71,942
500		Pinnacle West Capital Corp.	25,345
1,760		PPL Corp.	63,078
1,100		Progress Energy, Inc.	53,988
500		Public Service Enterprise Group, Inc.	33,190
3,300		Southern Co.	121,638
900		TECO Energy, Inc.	15,507
2,060		TXU Corp.	111,673
1,970		Xcel Energy, Inc.	45,428
			1,259,548
		Electrical Components & Equipment: 0.1%
2,620		Emerson Electric Co.	115,516
500		Molex, Inc.	15,815
			131,331
		Electronics: 0.2%
1,870	@	Agilent Technologies, Inc.	65,170
1,020		Applera Corp.-Applied Biosystems Group	37,424
580		Jabil Circuit, Inc.	14,239
760		PerkinElmer, Inc.	16,895
3,200	@	Solectron Corp.	10,304
900		Symbol Technologies, Inc.	13,446
300		Tektronix, Inc.	8,751
1,660	@	Thermo Electron Corp.	75,181
500	@	Waters Corp.	24,485
			265,895
		Entertainment: 0.0%
450		International Game Technology	20,790
			20,790
		Environmental Control: 0.1%
900	@	Allied Waste Industries, Inc.	11,061
2,500	@	Waste Management, Inc.	91,925
			102,986
		Food: 0.5%
1,400		Campbell Soup Co.	54,446
2,070		ConAgra Foods, Inc.	55,890
500	@	Dean Foods Co.	21,140
2,100		General Mills, Inc.	120,960
600		Hershey Co.	29,880
1,170		HJ Heinz Co.	52,662
820		Kellogg Co.	41,049
2,600		Kroger Co.	59,982
700		McCormick & Co., Inc.	26,992
1,750		Safeway, Inc.	60,480
1,068		Sara Lee Corp.	18,188

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 3  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Food (continued)
674		Supervalu, Inc.	$24,096
500		Whole Foods Market, Inc.	23,465
			589,230
		Forest Products & Paper: 0.1%
1,900		International Paper Co.	64,790
550		MeadWestvaco Corp.	16,533
600		Plum Creek Timber Co., Inc.	23,910
700		Temple-Inland, Inc.	32,221
300		Weyerhaeuser Co.	21,195
			158,649
		Gas: 0.1%
800		KeySpan Corp.	32,944
200		Nicor, Inc.	9,360
1,100		NiSource, Inc.	26,510
1,180		Sempra Energy	66,127
			134,941
		Hand/Machine Tools: 0.1%
400		Black & Decker Corp.	31,988
390		Snap-On, Inc.	18,580
470		Stanley Works	23,636
			74,204
		Healthcare-Products: 1.0%
200		Bausch & Lomb, Inc.	10,412
2,390		Baxter International, Inc.	110,872
770		Becton Dickinson & Co.	54,016
4,000	@	Boston Scientific Corp.	68,720
330		CR Bard, Inc.	27,380
10,110		Johnson & Johnson	667,462
3,900		Medtronic, Inc.	208,689
500	@	Patterson Cos., Inc.	17,755
450	@	St. Jude Medical, Inc.	16,452
1,000		Stryker Corp.	55,110
800	@	Zimmer Holdings, Inc.	62,704
			1,299,572
		Healthcare-Services: 0.8%
2,480		Aetna, Inc.	107,086
890	@	Coventry Health Care, Inc.	44,545
1,100	@	Humana, Inc.	60,841
500	@	Laboratory Corp. of America Holdings	36,735
300		Manor Care, Inc.	14,076
620		Quest Diagnostics	32,860
7,950		UnitedHealth Group, Inc.	427,154
2,900	@	WellPoint, Inc.	228,201
			951,498
		Home Builders: 0.0%
200		Lennar Corp.	10,492
			10,492
		Home Furnishings: 0.0%
300		Harman International Industries, Inc.	29,973
200		Whirlpool Corp.	16,604
			46,577
		Household Products/Wares: 0.1%
300		Avery Dennison Corp.	20,379

Shares			Value
200		Clorox Co.	$12,830
500		Fortune Brands, Inc.	42,695
1,550		Kimberly-Clark Corp.	105,323
			181,227
		Housewares: 0.0%
1,100		Newell Rubbermaid, Inc.	31,845
			31,845
		Insurance: 2.1%
1,510	@@	ACE Ltd.	91,461
1,820		Aflac, Inc.	83,720
2,900		Allstate Corp.	188,819
440		AMBAC Financial Group, Inc.	39,191
8,990		American International Group, Inc.	644,223
1,200		AON Corp.	42,408
2,440		Chubb Corp.	129,100
560		Cigna Corp.	73,679
776		Cincinnati Financial Corp.	35,161
2,600		Genworth Financial, Inc.	88,946
1,400		Hartford Financial Services Group, Inc.	130,634
1,020		Lincoln National Corp.	67,728
2,170		Loews Corp.	89,990
800		Marsh & McLennan Cos., Inc.	24,528
680		MBIA, Inc.	49,681
3,490		Metlife, Inc.	205,945
380		MGIC Investment Corp.	23,765
890		Principal Financial Group	52,243
3,540		Progressive Corp.	85,739
2,240		Prudential Financial, Inc.	192,326
560		Safeco Corp.	35,028
3,280		St. Paul Travelers Cos., Inc.	176,103
480		Torchmark Corp.	30,605
1,100		UnumProvident Corp.	22,858
600	@@	XL Capital Ltd.	43,212
			2,647,093
		Internet: 0.3%
1,200	@	Amazon.com, Inc.	47,352
1,650	@	eBay, Inc.	49,616
300	@	Google, Inc.	138,144
800	@	InterActiveCorp	29,728
3,417	@	Symantec Corp.	71,244
800	@	VeriSign, Inc.	19,240
			355,324
		Iron/Steel: 0.1%
1,740		Nucor Corp.	95,108
770		United States Steel Corp.	56,318
			151,426
		Leisure Time: 0.1%
540		Brunswick Corp.	17,226
1,500		Carnival Corp.	73,575
850		Harley-Davidson, Inc.	59,900
600		Sabre Holdings Corp.	19,134
			169,835
		Lodging: 0.1%
500		Hilton Hotels Corp.	17,450
1,300		Marriott International, Inc.	62,036

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 3  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Lodging (continued)
270		Starwood Hotels & Resorts Worldwide, Inc.	$16,875
662	@	Wyndham Worldwide Corp.	21,197
			117,558
		Machinery-Construction & Mining: 0.1%
2,200		Caterpillar, Inc.	134,926
			134,926
		Machinery-Diversified: 0.1%
350		Cummins, Inc.	41,363
800		Deere & Co.	76,056
630		Rockwell Automation, Inc.	38,480
			155,899
		Media: 1.1%
3,730		CBS Corp.-Class B	116,301
1,700		Clear Channel Communications, Inc.	60,418
7,300	@	Comcast Corp.	309,009
3,600	@	DIRECTV Group, Inc.	89,784
300		EW Scripps Co.	14,982
800		Gannett Co., Inc.	48,368
2,100		McGraw-Hill Cos., Inc.	142,842
170		Meredith Corp.	9,580
10,850		News Corp., Inc.	233,058
300		Tribune Co.	9,234
900	@	Univision Communications, Inc.	31,878
1,000	@	Viacom, Inc.	41,030
9,940		Walt Disney Co.	340,644
			1,447,128
		Mining: 0.1%
750		Freeport-McMoRan Copper & Gold, Inc.	41,798
670		Phelps Dodge Corp.	80,212
300		Vulcan Materials Co.	26,961
			148,971
		Miscellaneous Manufacturing: 1.8%
2,470		3M Co.	192,487
340		Cooper Industries Ltd.	30,746
820		Danaher Corp.	59,401
660		Dover Corp.	32,353
1,100		Eastman Kodak Co.	28,380
930		Eaton Corp.	69,880
35,770		General Electric Co.	1,331,002
3,730		Honeywell International, Inc.	168,745
1,320		Illinois Tool Works, Inc.	60,971
1,060	@@	Ingersoll-Rand Co.	41,478
560		ITT Corp.	31,819
700		Leggett & Platt, Inc.	16,730
360		Parker Hannifin Corp.	27,677
440		Textron, Inc.	41,259
6,900	@@	Tyco International Ltd.	209,760
			2,342,688
		Office/Business Equipment: 0.1%
710		Pitney Bowes, Inc.	32,795
5,620	@	Xerox Corp.	95,259
			128,054

Shares			Value
		Oil & Gas: 3.5%
1,360		Anadarko Petroleum Corp.	$59,187
11,317		Chevron Corp.	832,139
5,177		ConocoPhillips	372,485
1,260		Devon Energy Corp.	84,521
720		EOG Resources, Inc.	44,964
30,500		ExxonMobil Corp.	2,337,215
1,910		Marathon Oil Corp.	176,675
1,200	@,@@	Nabors Industries Ltd.	35,736
400		Noble Corp.	30,460
3,520		Occidental Petroleum Corp.	171,882
600		Sunoco, Inc.	37,416
900	@	Transocean, Inc.	72,801
2,500		Valero Energy Corp.	127,900
1,300		XTO Energy, Inc.	61,165
			4,444,546
		Oil & Gas Services: 0.4%
1,000		Baker Hughes, Inc.	74,660
900		BJ Services Co.	26,388
4,200		Halliburton Co.	130,410
500	@	National Oilwell Varco, Inc.	30,590
3,500		Schlumberger Ltd.	221,060
400	@	Weatherford International Ltd.	16,716
			499,824
		Packaging & Containers: 0.1%
540		Ball Corp.	23,544
400		Bemis Co.	13,592
800	@	Pactiv Corp.	28,552
380		Sealed Air Corp.	24,670
			90,358
		Pharmaceuticals: 2.0%
5,300		Abbott Laboratories	258,163
170		Allergan, Inc.	20,356
1,200		AmerisourceBergen Corp.	53,952
400	@	Barr Pharmaceuticals, Inc.	20,048
2,700		Bristol-Myers Squibb Co.	71,064
1,340		Cardinal Health, Inc.	86,336
1,440		Caremark Rx, Inc.	82,238
1,300		Eli Lilly & Co.	67,730
440	@	Express Scripts, Inc.	31,504
1,500	@	Forest Laboratories, Inc.	75,900
1,500	@	Gilead Sciences, Inc.	97,395
250	@	Hospira, Inc.	8,395
1,310	@	King Pharmaceuticals, Inc.	20,855
1,150	@	Medco Health Solutions, Inc.	61,456
10,140		Merck & Co., Inc.	442,104
900		Mylan Laboratories	17,964
25,280		Pfizer, Inc.	654,752
6,950		Schering-Plough Corp.	164,298
500	@	Watson Pharmaceuticals, Inc.	13,015
4,680		Wyeth	238,306
			2,485,831
		Pipelines: 0.1%
2,100		El Paso Corp.	32,088
100		Kinder Morgan, Inc.	10,575
400		Questar Corp.	33,220
1,770		Williams Cos., Inc.	46,232
			122,115

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 3  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Real Estate: 0.0%
650	@	CB Richard Ellis Group, Inc.	$21,580
703	@	Realogy Corp.	21,315
			42,895
		Real Estate Investment Trusts: 0.2%
300		Apartment Investment & Management Co.	16,806
200		Boston Properties, Inc.	22,376
1,200		Equity Office Properties Trust	57,804
300		Prologis	18,231
200		Public Storage, Inc.	19,500
300		Simon Property Group, Inc.	30,387
200		Vornado Realty Trust	24,300
			189,404
		Retail: 2.0%
200	@	Autozone, Inc.	23,112
1,090	@	Bed Bath & Beyond, Inc.	41,529
1,325		Best Buy Co., Inc.	65,177
700	@	Big Lots, Inc.	16,044
850		Circuit City Stores, Inc.	16,133
1,580		Costco Wholesale Corp.	83,535
3,100		CVS Corp.	95,821
420		Darden Restaurants, Inc.	16,871
900		Family Dollar Stores, Inc.	26,397
3,164		Federated Department Stores, Inc.	120,643
3,120		Gap, Inc.	60,840
2,890		Home Depot, Inc.	116,062
1,000		JC Penney Co., Inc.	77,360
2,000	@	Kohl's Corp.	136,860
1,330		Limited Brands, Inc.	38,490
5,180		Lowe's Cos., Inc.	161,357
4,330		McDonald's Corp.	191,949
1,200		Nordstrom, Inc.	59,208
1,670	@	Office Depot, Inc.	63,744
300		OfficeMax, Inc.	14,895
600		RadioShack Corp.	10,068
290	@	Sears Holding Corp.	48,700
2,505		Staples, Inc.	66,884
2,580	@	Starbucks Corp.	91,384
3,060		Target Corp.	174,573
2,670		TJX Cos., Inc.	76,148
3,480		Walgreen Co.	159,697
8,470		Wal-Mart Stores, Inc.	391,145
300		Wendy's International, Inc.	9,927
930		Yum! Brands, Inc.	54,684
			2,509,237
		Savings & Loans: 0.1%
3,223		Washington Mutual, Inc.	146,614
			146,614
		Semiconductors: 0.8%
2,800	@	Advanced Micro Devices, Inc.	56,980
2,140	@	Altera Corp.	42,115
1,670		Analog Devices, Inc.	54,893
5,210		Applied Materials, Inc.	96,125
19,980	@	Intel Corp.	404,595
700		KLA-Tencor Corp.	34,825
1,080		Linear Technology Corp.	32,746
1,400	@	LSI Logic Corp.	12,600
1,140		Maxim Integrated Products	34,907

Shares			Value
4,050	@	Micron Technology, Inc.	$56,538
1,550		National Semiconductor Corp.	35,185
550	@	Novellus Systems, Inc.	18,931
1,200	@	Nvidia Corp.	44,412
700	@	QLogic Corp.	15,344
50	@	Teradyne, Inc.	748
1,200		Xilinx, Inc.	28,572
			969,516
		Software: 1.4%
1,910	@	Adobe Systems, Inc.	78,539
750	@	Autodesk, Inc.	30,345
1,860		Automatic Data Processing, Inc.	91,605
1,170	@	BMC Software, Inc.	37,674
1,840		CA, Inc.	41,676
540	@	Citrix Systems, Inc.	14,607
2,150	@	Compuware Corp.	17,910
1,070	@	Electronic Arts, Inc.	53,885
560		Fidelity National Information Services, Inc.	22,450
2,540		First Data Corp.	64,821
610	@	Fiserv, Inc.	31,976
660		IMS Health, Inc.	18,137
1,360	@	Intuit, Inc.	41,494
29,820		Microsoft Corp.	890,425
1,150	@	Novell, Inc.	7,130
13,930	@	Oracle Corp.	238,760
1,410		Paychex, Inc.	55,751
			1,737,185
		Telecommunications: 2.5%
1,300		Alltel Corp.	78,624
13,208		AT&T, Inc.	472,186
2,350	@	Avaya, Inc.	32,853
6,500		BellSouth Corp.	306,215
460		CenturyTel, Inc.	20,084
35,990	@	Cisco Systems, Inc.	983,607
1,300		Citizens Communications Co.	18,681
720	@	Comverse Technology, Inc.	15,199
5,070	@	Corning, Inc.	94,860
681		Embarq Corp.	35,793
1,900	@	Juniper Networks, Inc.	35,986
11,380		Motorola, Inc.	233,973
5,740		Qualcomm, Inc.	216,915
5,300	@	Qwest Communications International, Inc.	44,361
10,735		Sprint Nextel Corp.	202,784
1,140	@	Tellabs, Inc.	11,696
9,950		Verizon Communications, Inc.	370,538
1,613		Windstream Corp.	22,937
			3,197,292
		Textiles: 0.0%
420		Cintas Corp.	16,678
			16,678
		Toys/Games/Hobbies: 0.1%
940		Hasbro, Inc.	25,615
1,650		Mattel, Inc.	37,389
			63,004
		Transportation: 0.3%
1,270		Burlington Northern Santa Fe Corp.	93,739

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 3  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Transportation (continued)
1,420		CSX Corp.	$48,891
1,100		FedEx Corp.	119,482
1,370		Norfolk Southern Corp.	68,897
200		Ryder System, Inc.	10,212
900		Union Pacific Corp.	82,818
			424,039
		Total Common Stock (Cost $40,247,741)	45,815,276
Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 59.8%
		Federal Home Loan Mortgage Corporation: 37.8%
$2,875,000	^	5.100%, due 03/15/09	2,576,903
51,000,000	▲	5.170%, due 03/15/09	45,712,004
			48,288,907
		Federal National Mortgage Association: 22.0%
2,091,000	^	5.100%, due 06/15/09	1,850,562
29,600,000	▲	5.110%, due 06/15/09	26,192,093
			28,042,655
		Total U.S. Government Agency Obligations (Cost $79,931,233)	76,331,562
U.S. TREASURY OBLIGATIONS: 4.3%
		U.S. Treasury STRIP: 4.3%
5,926,000	^	4.850%, due 11/15/08	5,422,432
		Total U.S. Treasury Obligations (Cost $5,433,653)	5,422,432
		Total Long-Term Investments (Cost $125,612,627)	127,569,270

Principal Amount		Value
SHORT-TERM INVESTMENTS: 0.1%
	Repurchase Agreement: 0.1%
$126,000	Goldman Sachs Repurchase Agreement dated 12/29/06, 5.220%, due 01/02/07, $126,073 to be received upon repurchase (Collateralized by $130,000 Federal Home Loan Mortgage Corporation, Discount Note, Market Value $129,350, due 02/02/07)	$126,000
Total Short-Term Investments (Cost $126,000)		126,000

Total Investments in Securities (Cost $125,738,627)*	100.1%	$127,695,270
Other Assets and Liabilities - Net	(0.1)	(144,140)
Net Assets	100.0%	$127,551,130

@  Non-income producing security

@@  Foreign Issuer

STRIP  Seperate Trading of Registered Interest and Principal of Securities

^  Interest Only Security

▲  Principal Only Security

*  Cost for federal income tax purposes is $126,441,352.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$5,597,857
Gross Unrealized Depreciation	(4,343,939)
Net Unrealized Appreciation	$1,253,918

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 4  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 48.9%
		Advertising: 0.1%
600		Omnicom Group	$62,724
			62,724
		Aerospace/Defense: 1.1%
1,750		Boeing Co.	155,470
850		General Dynamics Corp.	63,198
300		Goodrich Corp.	13,665
350		L-3 Communications Holdings, Inc.	28,623
760		Lockheed Martin Corp.	69,973
740		Northrop Grumman Corp.	50,098
1,659		Raytheon Co.	87,595
150		Rockwell Collins, Inc.	9,494
2,150		United Technologies Corp.	134,418
			612,534
		Agriculture: 0.8%
4,500		Altria Group, Inc.	386,190
1,340		Archer-Daniels-Midland Co.	42,826
400		Reynolds American, Inc.	26,188
300		UST, Inc.	17,460
			472,664
		Airlines: 0.0%
1,700		Southwest Airlines Co.	26,044
			26,044
		Apparel: 0.3%
1,440	@	Coach, Inc.	61,862
350		Jones Apparel Group, Inc.	11,701
400		Liz Claiborne, Inc.	17,384
520		Nike, Inc.	51,496
160		VF Corp.	13,133
			155,576
		Auto Manufacturers: 0.2%
5,500		Ford Motor Co.	41,305
1,200		General Motors Corp.	36,864
700		Paccar, Inc.	45,430
			123,599
		Auto Parts & Equipment: 0.1%
740	@	Goodyear Tire & Rubber Co.	15,533
400		Johnson Controls, Inc.	34,368
			49,901
		Banks: 3.6%
13,203		Bank of America Corp.	704,908
1,700		Bank of New York Co., Inc.	66,929
1,135		BB&T Corp.	49,861
869		Capital One Financial Corp.	66,757
450		Comerica, Inc.	26,406
350		Compass Bancshares, Inc.	20,878
1,100		Fifth Third Bancorp.	45,023
150		First Horizon National Corp.	6,267
450		Huntington Bancshares, Inc.	10,688
850		Keycorp	32,326
150		M&T Bank Corp.	18,324
500		Marshall & Ilsley Corp.	24,055
1,000		Mellon Financial Corp.	42,150
1,790		National City Corp.	65,442
400		Northern Trust Corp.	24,276

Shares			Value
600		PNC Financial Services Group, Inc.	$44,424
2,137		Regions Financial Corp.	79,924
750		State Street Corp.	50,580
750		SunTrust Banks, Inc.	63,338
713		Synovus Financial Corp.	21,982
3,750		US Bancorp.	135,713
4,076		Wachovia Corp.	232,128
7,300		Wells Fargo & Co.	259,588
200		Zions Bancorp.	16,488
			2,108,455
		Beverages: 1.0%
2,250		Anheuser-Busch Cos., Inc.	110,700
200		Brown-Forman Corp.	13,248
4,300		Coca-Cola Co.	207,475
750		Coca-Cola Enterprises, Inc.	15,315
100		Molson Coors Brewing Co.	7,644
500		Pepsi Bottling Group, Inc.	15,455
3,590		PepsiCo, Inc.	224,555
			594,392
		Biotechnology: 0.4%
2,500	@	Amgen, Inc.	170,775
700	@	Biogen Idec, Inc.	34,433
350	@	Celgene Corp.	20,136
200	@	Genzyme Corp.	12,316
200	@	Medimmune, Inc.	6,474
			244,134
		Building Materials: 0.1%
390		American Standard Cos., Inc.	17,882
1,050		Masco Corp.	31,364
			49,246
		Chemicals: 0.8%
250		Air Products & Chemicals, Inc.	17,570
200		Ashland, Inc.	13,836
2,350		Dow Chemical Co.	93,859
100		Eastman Chemical Co.	5,931
400		Ecolab, Inc.	18,080
2,200		EI DuPont de Nemours & Co.	107,162
300	@	Hercules, Inc.	5,793
200		International Flavors & Fragrances, Inc.	9,832
1,340		Monsanto Co.	70,390
410		PPG Industries, Inc.	26,326
800		Praxair, Inc.	47,464
450		Rohm & Haas Co.	23,004
450		Sherwin-Williams Co.	28,611
200		Sigma-Aldrich Corp.	15,544
			483,402
		Coal: 0.0%
580		Peabody Energy Corp.	23,438
			23,438
		Commercial Services: 0.4%
400	@	Apollo Group, Inc.	15,588
400	@	Convergys Corp.	9,512
510		Equifax, Inc.	20,706
750		H&R Block, Inc.	17,280
1,050		McKesson Corp.	53,235
300	@	Monster Worldwide, Inc.	13,992

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 4  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Commercial Services (continued)
900		Moody's Corp.	$62,154
100		Robert Half International, Inc.	3,712
450		RR Donnelley & Sons Co.	15,993
1,500		Western Union Co.	33,630
			245,802
		Computers: 2.2%
250	@	Affiliated Computer Services, Inc.	12,210
110	@	Cognizant Technology Solutions Corp.	8,488
400	@	Computer Sciences Corp.	21,348
6,500	@	Dell, Inc.	163,085
1,250		Electronic Data Systems Corp.	34,438
5,000	@	EMC Corp.	66,000
10,050		Hewlett-Packard Co.	413,960
4,650		International Business Machines Corp.	451,748
300	@	Lexmark International, Inc.	21,960
500	@	NCR Corp.	21,380
750	@	Network Appliance, Inc.	29,460
400	@	Sandisk Corp.	17,212
7,200	@	Sun Microsystems, Inc.	39,024
1,000	@	Unisys Corp.	7,840
			1,308,153
		Cosmetics/Personal Care: 1.0%
1,000		Avon Products, Inc.	33,040
1,150		Colgate-Palmolive Co.	75,026
300		Estee Lauder Cos., Inc.	12,246
6,837		Procter & Gamble Co.	439,414
			559,726
		Distribution/Wholesale: 0.0%
250		WW Grainger, Inc.	17,485
			17,485
		Diversified Financial Services: 4.8%
2,600		American Express Co.	157,742
480		Ameriprise Financial, Inc.	26,160
280		Bear Stearns Cos., Inc.	45,578
2,100		Charles Schwab Corp.	40,614
80		Chicago Mercantile Exchange Holdings, Inc.	40,780
700		CIT Group, Inc.	39,039
14,400		Citigroup, Inc.	802,080
1,300		Countrywide Financial Corp.	55,185
800	@	E*Trade Financial Corp.	17,936
2,050		Fannie Mae	121,750
150		Federated Investors, Inc.	5,067
400		Franklin Resources, Inc.	44,068
1,500		Freddie Mac	101,850
950		Goldman Sachs Group, Inc.	189,383
500		Janus Capital Group, Inc.	10,795
10,000		JPMorgan Chase & Co.	483,000
1,180		Lehman Brothers Holdings, Inc.	92,182
1,950		Merrill Lynch & Co., Inc.	181,545
3,100		Morgan Stanley	252,433
850		SLM Corp.	41,455
700		T. Rowe Price Group, Inc.	30,639
			2,779,281
		Electric: 1.4%
2,300	@	AES Corp.	50,692

Shares			Value
400	@	Allegheny Energy, Inc.	$18,364
500		Ameren Corp.	26,865
1,050		American Electric Power Co., Inc.	44,709
900		Centerpoint Energy, Inc.	14,922
550	@	CMS Energy Corp.	9,185
500		Constellation Energy Group, Inc.	34,435
500		DTE Energy Co.	24,205
1,000	@	Dynegy, Inc.	7,240
900		Edison International	40,932
600		Entergy Corp.	55,392
800		Exelon Corp.	49,512
950		FirstEnergy Corp.	57,285
500		FPL Group, Inc.	27,210
850		PG&E Corp.	40,231
300		Pinnacle West Capital Corp.	15,207
1,100		PPL Corp.	39,424
700		Progress Energy, Inc.	34,356
300		Public Service Enterprise Group, Inc.	19,914
2,100		Southern Co.	77,406
500		TECO Energy, Inc.	8,615
1,280		TXU Corp.	69,389
1,250		Xcel Energy, Inc.	28,825
			794,315
		Electrical Components & Equipment: 0.1%
1,700		Emerson Electric Co.	74,953
100		Molex, Inc.	3,163
			78,116
		Electronics: 0.3%
1,200	@	Agilent Technologies, Inc.	41,820
400		Applera Corp.-Applied Biosystems Group	14,676
450		Jabil Circuit, Inc.	11,048
400		PerkinElmer, Inc.	8,892
2,000	@	Solectron Corp.	6,440
500		Symbol Technologies, Inc.	7,470
200		Tektronix, Inc.	5,834
1,000	@	Thermo Electron Corp.	45,290
350	@	Waters Corp.	17,140
			158,610
		Entertainment: 0.0%
300		International Game Technology	13,860
			13,860
		Environmental Control: 0.1%
500	@	Allied Waste Industries, Inc.	6,145
1,600	@	Waste Management, Inc.	58,832
			64,977
		Food: 0.6%
700		Campbell Soup Co.	27,223
1,250		ConAgra Foods, Inc.	33,750
300	@	Dean Foods Co.	12,684
1,300		General Mills, Inc.	74,880
400		Hershey Co.	19,920
700		HJ Heinz Co.	31,507
500		Kellogg Co.	25,030
1,400		Kroger Co.	32,298
350		McCormick & Co., Inc.	13,496
1,000		Safeway, Inc.	34,560

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 4  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Food (continued)
650		Sara Lee Corp.	$11,070
195		Supervalu, Inc.	6,971
400		Whole Foods Market, Inc.	18,772
			342,161
		Forest Products & Paper: 0.2%
1,000		International Paper Co.	34,100
400		MeadWestvaco Corp.	12,024
400		Plum Creek Timber Co., Inc.	15,940
400		Temple-Inland, Inc.	18,412
200		Weyerhaeuser Co.	14,130
			94,606
		Gas: 0.1%
500		KeySpan Corp.	20,590
150		Nicor, Inc.	7,020
700		NiSource, Inc.	16,870
750		Sempra Energy	42,030
			86,510
		Hand/Machine Tools: 0.1%
160		Black & Decker Corp.	12,795
100		Snap-On, Inc.	4,764
300		Stanley Works	15,087
			32,646
		Healthcare-Products: 1.4%
1,450		Baxter International, Inc.	67,266
490		Becton Dickinson & Co.	34,374
2,500	@	Boston Scientific Corp.	42,950
350		CR Bard, Inc.	29,040
6,300		Johnson & Johnson	415,926
2,400		Medtronic, Inc.	128,424
300	@	Patterson Cos., Inc.	10,653
300	@	St. Jude Medical, Inc.	10,968
600		Stryker Corp.	33,066
500	@	Zimmer Holdings, Inc.	39,190
			811,857
		Healthcare-Services: 1.0%
1,590		Aetna, Inc.	68,656
580	@	Coventry Health Care, Inc.	29,029
550	@	Humana, Inc.	30,421
400	@	Laboratory Corp. of America Holdings	29,388
200		Manor Care, Inc.	9,384
400		Quest Diagnostics	21,200
4,790		UnitedHealth Group, Inc.	257,367
1,790	@	WellPoint, Inc.	140,855
			586,300
		Home Furnishings: 0.1%
200		Harman International Industries, Inc.	19,982
200		Whirlpool Corp.	16,604
			36,586
		Household Products/Wares: 0.2%
200		Avery Dennison Corp.	13,586
100		Clorox Co.	6,415
300		Fortune Brands, Inc.	25,617
1,000		Kimberly-Clark Corp.	67,950
			113,568

Shares			Value
		Housewares: 0.0%
750		Newell Rubbermaid, Inc.	$21,713
			21,713
		Insurance: 2.8%
980	@@	ACE Ltd.	59,359
1,050		Aflac, Inc.	48,300
1,790		Allstate Corp.	116,547
300		AMBAC Financial Group, Inc.	26,721
5,650		American International Group, Inc.	404,879
800		AON Corp.	28,272
1,360		Chubb Corp.	71,958
320		Cigna Corp.	42,102
385		Cincinnati Financial Corp.	17,444
1,600		Genworth Financial, Inc.	54,736
900		Hartford Financial Services Group, Inc.	83,979
664		Lincoln National Corp.	44,090
1,200		Loews Corp.	49,764
500		Marsh & McLennan Cos., Inc.	15,330
350		MBIA, Inc.	25,571
2,180		Metlife, Inc.	128,642
200		MGIC Investment Corp.	12,508
550		Principal Financial Group	32,285
2,180		Progressive Corp.	52,800
1,460		Prudential Financial, Inc.	125,356
300		Safeco Corp.	18,765
1,980		St. Paul Travelers Cos., Inc.	106,306
200		Torchmark Corp.	12,752
950		UnumProvident Corp.	19,741
400	@@	XL Capital Ltd.	28,808
			1,627,015
		Internet: 0.4%
600	@	Amazon.com, Inc.	23,676
1,000	@	eBay, Inc.	30,070
200	@	Google, Inc.	92,096
500	@	InterActiveCorp	18,580
2,222	@	Symantec Corp.	46,329
500	@	VeriSign, Inc.	12,025
			222,776
		Iron/Steel: 0.2%
1,000		Nucor Corp.	54,660
500		United States Steel Corp.	36,570
			91,230
		Leisure Time: 0.2%
300		Brunswick Corp.	9,570
950		Carnival Corp.	46,598
600		Harley-Davidson, Inc.	42,282
350		Sabre Holdings Corp.	11,162
			109,612
		Lodging: 0.1%
300		Hilton Hotels Corp.	10,470
840		Marriott International, Inc.	40,085
150		Starwood Hotels & Resorts Worldwide, Inc.	9,375
460	@	Wyndham Worldwide Corp.	14,729
			74,659

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 4  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Machinery-Construction & Mining: 0.1%
1,400		Caterpillar, Inc.	$85,862
			85,862
		Machinery-Diversified: 0.2%
150		Cummins, Inc.	17,727
500		Deere & Co.	47,535
450		Rockwell Automation, Inc.	27,486
			92,748
		Media: 1.5%
2,325		CBS Corp.-Class B	72,494
1,100		Clear Channel Communications, Inc.	39,094
4,500	@	Comcast Corp.	190,485
2,200	@	DIRECTV Group, Inc.	54,868
200		EW Scripps Co.	9,988
500		Gannett Co., Inc.	30,230
1,320		McGraw-Hill Cos., Inc.	89,786
150		Meredith Corp.	8,453
6,750		News Corp., Inc.	144,990
200		Tribune Co.	6,156
500	@	Univision Communications, Inc.	17,710
600	@	Viacom, Inc.	24,618
6,150		Walt Disney Co.	210,761
			899,633
		Mining: 0.1%
450		Freeport-McMoRan Copper & Gold, Inc.	25,079
430		Phelps Dodge Corp.	51,480
100		Vulcan Materials Co.	8,987
			85,546
		Miscellaneous Manufacturing: 2.6%
1,600		3M Co.	124,688
300		Cooper Industries Ltd.	27,129
550		Danaher Corp.	39,842
450		Dover Corp.	22,059
600		Eastman Kodak Co.	15,480
550		Eaton Corp.	41,327
22,250		General Electric Co.	827,923
2,350		Honeywell International, Inc.	106,314
800		Illinois Tool Works, Inc.	36,952
700	@@	Ingersoll-Rand Co.	27,391
400		ITT Corp.	22,728
400		Leggett & Platt, Inc.	9,560
300		Parker Hannifin Corp.	23,064
350		Textron, Inc.	32,820
4,300	@@	Tyco International Ltd.	130,720
			1,487,997
		Office/Business Equipment: 0.1%
400		Pitney Bowes, Inc.	18,476
3,500	@	Xerox Corp.	59,325
			77,801
		Oil & Gas: 4.7%
800		Anadarko Petroleum Corp.	34,816
6,743		Chevron Corp.	495,813
3,035		ConocoPhillips	218,368
900		Devon Energy Corp.	60,372
450		EOG Resources, Inc.	28,103

Shares			Value
19,000		ExxonMobil Corp.	$1,455,970
1,200		Marathon Oil Corp.	111,000
700	@,@@	Nabors Industries Ltd.	20,846
300		Noble Corp.	22,845
2,200		Occidental Petroleum Corp.	107,426
400		Sunoco, Inc.	24,944
600	@	Transocean, Inc.	48,534
1,600		Valero Energy Corp.	81,856
700		XTO Energy, Inc.	32,935
			2,743,828
		Oil & Gas Services: 0.6%
600		Baker Hughes, Inc.	44,796
600		BJ Services Co.	17,592
3,400		Halliburton Co.	105,570
300	@	National Oilwell Varco, Inc.	18,354
2,200		Schlumberger Ltd.	138,952
300	@	Weatherford International Ltd.	12,537
			337,801
		Packaging & Containers: 0.1%
400		Ball Corp.	17,440
300		Bemis Co.	10,194
400	@	Pactiv Corp.	14,276
200		Sealed Air Corp.	12,984
			54,894
		Pharmaceuticals: 2.7%
3,300		Abbott Laboratories	160,743
100		Allergan, Inc.	11,974
780		AmerisourceBergen Corp.	35,069
300	@	Barr Pharmaceuticals, Inc.	15,036
1,700		Bristol-Myers Squibb Co.	44,744
880		Cardinal Health, Inc.	56,698
960		Caremark Rx, Inc.	54,826
800		Eli Lilly & Co.	41,680
400	@	Express Scripts, Inc.	28,640
900	@	Forest Laboratories, Inc.	45,540
1,000	@	Gilead Sciences, Inc.	64,930
100	@	Hospira, Inc.	3,358
890	@	King Pharmaceuticals, Inc.	14,169
500	@	Medco Health Solutions, Inc.	26,720
6,300		Merck & Co., Inc.	274,680
550		Mylan Laboratories	10,978
15,600		Pfizer, Inc.	404,040
4,350		Schering-Plough Corp.	102,834
200	@	Watson Pharmaceuticals, Inc.	5,206
2,900		Wyeth	147,668
			1,549,533
		Pipelines: 0.1%
1,300		El Paso Corp.	19,864
100		Kinder Morgan, Inc.	10,575
200		Questar Corp.	16,610
1,150		Williams Cos., Inc.	30,038
			77,087
		Real Estate: 0.0%
400	@	CB Richard Ellis Group, Inc.	13,280
502	@	Realogy Corp.	15,221
			28,501
		Real Estate Investment Trusts: 0.2%
300		Apartment Investment & Management Co.	16,806

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 4  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Real Estate Investment Trusts (continued)
100		Boston Properties, Inc.	$11,188
730		Equity Office Properties Trust	35,164
200		Prologis	12,154
100		Public Storage, Inc.	9,750
200		Simon Property Group, Inc.	20,258
100		Vornado Realty Trust	12,150
			117,470
		Retail: 2.7%
100	@	Autozone, Inc.	11,556
600	@	Bed Bath & Beyond, Inc.	22,860
1,075		Best Buy Co., Inc.	52,879
300	@	Big Lots, Inc.	6,876
550		Circuit City Stores, Inc.	10,439
1,000		Costco Wholesale Corp.	52,870
1,800		CVS Corp.	55,638
450		Darden Restaurants, Inc.	18,077
600		Family Dollar Stores, Inc.	17,598
1,966		Federated Department Stores, Inc.	74,964
1,950		Gap, Inc.	38,025
1,770		Home Depot, Inc.	71,083
500		JC Penney Co., Inc.	38,680
1,200	@	Kohl's Corp.	82,116
700		Limited Brands, Inc.	20,258
3,200		Lowe's Cos., Inc.	99,680
2,650		McDonald's Corp.	117,475
800		Nordstrom, Inc.	39,472
1,100	@	Office Depot, Inc.	41,987
200		OfficeMax, Inc.	9,930
400		RadioShack Corp.	6,712
160	@	Sears Holding Corp.	26,869
1,500		Staples, Inc.	40,050
1,650	@	Starbucks Corp.	58,443
1,900		Target Corp.	108,395
1,300		TJX Cos., Inc.	37,076
2,200		Walgreen Co.	100,958
5,300		Wal-Mart Stores, Inc.	244,754
300		Wendy's International, Inc.	9,927
600		Yum! Brands, Inc.	35,280
			1,550,927
		Savings & Loans: 0.2%
2,076		Washington Mutual, Inc.	94,437
			94,437
		Semiconductors: 1.0%
1,700	@	Advanced Micro Devices, Inc.	34,595
1,350	@	Altera Corp.	26,568
850		Analog Devices, Inc.	27,940
3,250		Applied Materials, Inc.	59,963
12,400	@	Intel Corp.	251,100
400		KLA-Tencor Corp.	19,900
650		Linear Technology Corp.	19,708
800	@	LSI Logic Corp.	7,200
700		Maxim Integrated Products	21,434
2,650	@	Micron Technology, Inc.	36,994
650		National Semiconductor Corp.	14,755
400	@	Novellus Systems, Inc.	13,768
800	@	Nvidia Corp.	29,608
500	@	QLogic Corp.	10,960
50	@	Teradyne, Inc.	748
700		Xilinx, Inc.	16,667
			591,908

Shares			Value
		Software: 1.9%
1,160	@	Adobe Systems, Inc.	$47,699
600	@	Autodesk, Inc.	24,276
1,250		Automatic Data Processing, Inc.	61,563
850	@	BMC Software, Inc.	27,370
1,150		CA, Inc.	26,048
500	@	Citrix Systems, Inc.	13,525
1,200	@	Compuware Corp.	9,996
650	@	Electronic Arts, Inc.	32,734
350		Fidelity National Information Services, Inc.	14,032
1,500		First Data Corp.	38,280
400	@	Fiserv, Inc.	20,968
400		IMS Health, Inc.	10,992
700	@	Intuit, Inc.	21,357
18,600		Microsoft Corp.	555,396
1,150	@	Novell, Inc.	7,130
8,700	@	Oracle Corp.	149,118
800		Paychex, Inc.	31,632
			1,092,116
		Telecommunications: 3.4%
800		Alltel Corp.	48,384
8,285		AT&T, Inc.	296,189
1,700	@	Avaya, Inc.	23,766
4,050		BellSouth Corp.	190,796
350		CenturyTel, Inc.	15,281
21,700	@	Cisco Systems, Inc.	593,036
700		Citizens Communications Co.	10,059
400	@	Comverse Technology, Inc.	8,444
3,150	@	Corning, Inc.	58,937
352		Embarq Corp.	18,501
1,200	@	Juniper Networks, Inc.	22,728
7,010		Motorola, Inc.	144,126
3,600		Qualcomm, Inc.	136,044
3,300	@	Qwest Communications International, Inc.	27,621
6,746		Sprint Nextel Corp.	127,432
1,150	@	Tellabs, Inc.	11,799
6,200		Verizon Communications, Inc.	230,888
1,006		Windstream Corp.	14,305
			1,978,336
		Textiles: 0.0%
400		Cintas Corp.	15,884
			15,884
		Toys/Games/Hobbies: 0.1%
700		Hasbro, Inc.	19,075
950		Mattel, Inc.	21,527
			40,602
		Transportation: 0.4%
850		Burlington Northern Santa Fe Corp.	62,739
880		CSX Corp.	30,298
650		FedEx Corp.	70,603
900		Norfolk Southern Corp.	45,261
550		Union Pacific Corp.	50,611
			259,512
		Total Common Stock (Cost $24,798,811)	28,540,096

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 4  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 45.5%
		Federal National Mortgage Association: 45.5%
$30,000,000	▲	5.110%, due 06/15/09	$26,546,040
			26,546,040
		Total U.S. Government Agency Obligations (Cost $26,856,212)	26,546,040
U.S. TREASURY OBLIGATIONS: 5.0%
		U.S. Treasury STRIP: 5.0%
1,860,000		Principal Only STRIP, due 08/15/09	1,645,410
1,469,000	^	4.750%, due 05/15/09	1,314,188
			2,959,598
		Total U.S. Treasury Obligations (Cost $2,953,565)	2,959,598
		Total Long-Term Investments (Cost $54,608,588)	58,045,734

SHORT-TERM INVESTMENTS: 0.7%
	Repurchase Agreement: 0.7%
395,000	Goldman Sachs Repurchase Agreement dated 12/29/06, 5.220%, due 01/02/07, $395,229 to be received upon repurchase (Collateralized by $405,000 Federal Home Loan Mortgage Corporation, Discount Note, Market Value $402,975, due 02/02/07)	395,000
	Total Short-Term Investments (Cost $395,000)	395,000

Total Investments in Securities (Cost $55,003,588)*	100.1%	$58,440,734
Other Assets and Liabilities - Net	(0.1)	(62,227)
Net Assets	100.0%	$58,378,507

@  Non-income producing security

@@  Foreign Issuer

STRIP  Seperate Trading of Registered Interest and Principal of Securities

^  Interest Only Security

▲  Principal Only Security

*  Cost for federal income tax purposes is $55,284,363.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,940,909
Gross Unrealized Depreciation	(784,538)
Net Unrealized Appreciation	$3,156,371

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 5  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 88.9%
		Advertising: 0.2%
680		Omnicom Group	$71,087
			71,087
		Aerospace/Defense: 1.9%
1,980		Boeing Co.	175,903
1,000		General Dynamics Corp.	74,350
350		Goodrich Corp.	15,943
450		L-3 Communications Holdings, Inc.	36,801
830		Lockheed Martin Corp.	76,418
810		Northrop Grumman Corp.	54,837
1,823		Raytheon Co.	96,254
160		Rockwell Collins, Inc.	10,126
2,430		United Technologies Corp.	151,924
			692,556
		Agriculture: 1.5%
5,180		Altria Group, Inc.	444,548
1,580		Archer-Daniels-Midland Co.	50,497
400		Reynolds American, Inc.	26,188
450		UST, Inc.	26,190
			547,423
		Airlines: 0.1%
1,800		Southwest Airlines Co.	27,576
			27,576
		Apparel: 0.4%
1,560	@	Coach, Inc.	67,018
440		Jones Apparel Group, Inc.	14,709
440		Liz Claiborne, Inc.	19,122
420		Nike, Inc.	41,593
170		VF Corp.	13,954
			156,396
		Auto Manufacturers: 0.4%
6,320		Ford Motor Co.	47,463
1,300		General Motors Corp.	39,936
825		Paccar, Inc.	53,543
			140,942
		Auto Parts & Equipment: 0.1%
600	@	Goodyear Tire & Rubber Co.	12,594
490		Johnson Controls, Inc.	42,101
			54,695
		Banks: 6.6%
14,943		Bank of America Corp.	797,807
1,830		Bank of New York Co., Inc.	72,047
1,355		BB&T Corp.	59,525
996		Capital One Financial Corp.	76,513
490		Comerica, Inc.	28,753
400		Compass Bancshares, Inc.	23,860
1,200		Fifth Third Bancorp.	49,116
350		First Horizon National Corp.	14,623
600		Huntington Bancshares, Inc.	14,250
980		Keycorp	37,269
160		M&T Bank Corp.	19,546
580		Marshall & Ilsley Corp.	27,904
890		Mellon Financial Corp.	37,514
2,120		National City Corp.	77,507
430		Northern Trust Corp.	26,097

Shares			Value
750		PNC Financial Services Group, Inc.	$55,530
2,450		Regions Financial Corp.	91,630
740		State Street Corp.	49,906
840		SunTrust Banks, Inc.	70,938
816		Synovus Financial Corp.	25,157
4,320		US Bancorp.	156,341
4,725		Wachovia Corp.	269,089
8,340		Wells Fargo & Co.	296,570
230		Zions Bancorp.	18,961
			2,396,453
		Beverages: 1.8%
2,590		Anheuser-Busch Cos., Inc.	127,428
260		Brown-Forman Corp.	17,222
4,700		Coca-Cola Co.	226,775
640		Coca-Cola Enterprises, Inc.	13,069
100		Molson Coors Brewing Co.	7,644
540		Pepsi Bottling Group, Inc.	16,691
3,900		PepsiCo, Inc.	243,945
			652,774
		Biotechnology: 0.7%
2,830	@	Amgen, Inc.	193,317
850	@	Biogen Idec, Inc.	41,812
350	@	Celgene Corp.	20,136
210	@	Genzyme Corp.	12,932
200	@	Medimmune, Inc.	6,474
			274,671
		Building Materials: 0.1%
130		American Standard Cos., Inc.	5,961
950		Masco Corp.	28,377
			34,338
		Chemicals: 1.5%
230		Air Products & Chemicals, Inc.	16,164
200		Ashland, Inc.	13,836
2,780		Dow Chemical Co.	111,033
500		Ecolab, Inc.	22,600
2,650		EI DuPont de Nemours & Co.	129,082
300	@	Hercules, Inc.	5,793
230		International Flavors & Fragrances, Inc.	11,307
1,380		Monsanto Co.	72,491
500		PPG Industries, Inc.	32,105
900		Praxair, Inc.	53,397
500		Rohm & Haas Co.	25,560
440		Sherwin-Williams Co.	27,975
200		Sigma-Aldrich Corp.	15,544
			536,887
		Coal: 0.1%
630		Peabody Energy Corp.	25,458
			25,458
		Commercial Services: 0.8%
500	@	Apollo Group, Inc.	19,485
600	@	Convergys Corp.	14,268
490		Equifax, Inc.	19,894
660		H&R Block, Inc.	15,206
1,260		McKesson Corp.	63,882
100	@	Monster Worldwide, Inc.	4,664
1,020		Moody's Corp.	70,441

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 5  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Commercial Services (continued)
410		Robert Half International, Inc.	$15,219
480		RR Donnelley & Sons Co.	17,059
1,900		Western Union Co.	42,598
			282,716
		Computers: 4.5%
300	@	Affiliated Computer Services, Inc.	14,652
130	@	Cognizant Technology Solutions Corp.	10,031
440	@	Computer Sciences Corp.	23,483
9,460	@	Dell, Inc.	237,351
1,300		Electronic Data Systems Corp.	35,815
5,370	@	EMC Corp.	70,884
11,430		Hewlett-Packard Co.	470,802
6,260		International Business Machines Corp.	608,159
350	@	Lexmark International, Inc.	25,620
560	@	NCR Corp.	23,946
890	@	Network Appliance, Inc.	34,959
550	@	Sandisk Corp.	23,667
8,100	@	Sun Microsystems, Inc.	43,902
900	@	Unisys Corp.	7,056
			1,630,327
		Cosmetics/Personal Care: 1.8%
1,100		Avon Products, Inc.	36,344
1,250		Colgate-Palmolive Co.	81,550
550		Estee Lauder Cos., Inc.	22,451
7,792		Procter & Gamble Co.	500,792
			641,137
		Distribution/Wholesale: 0.0%
260		WW Grainger, Inc.	18,184
			18,184
		Diversified Financial Services: 8.6%
2,920		American Express Co.	177,156
584		Ameriprise Financial, Inc.	31,828
260		Bear Stearns Cos., Inc.	42,323
2,500		Charles Schwab Corp.	48,350
80		Chicago Mercantile Exchange Holdings, Inc.	40,780
850		CIT Group, Inc.	47,405
16,300		Citigroup, Inc.	907,910
1,550		Countrywide Financial Corp.	65,798
1,000	@	E*Trade Financial Corp.	22,420
2,430		Fannie Mae	144,318
150		Federated Investors, Inc.	5,067
450		Franklin Resources, Inc.	49,577
1,750		Freddie Mac	118,825
1,060		Goldman Sachs Group, Inc.	211,311
550		Janus Capital Group, Inc.	11,875
11,550		JPMorgan Chase & Co.	557,865
1,260		Lehman Brothers Holdings, Inc.	98,431
2,190		Merrill Lynch & Co., Inc.	203,889
3,470		Morgan Stanley	282,562
1,000		SLM Corp.	48,770
650		T. Rowe Price Group, Inc.	28,451
			3,144,911
		Electric: 2.5%
2,550	@	AES Corp.	56,202
500	@	Allegheny Energy, Inc.	22,955

Shares			Value
600		Ameren Corp.	$32,238
1,330		American Electric Power Co., Inc.	56,631
1,000		Centerpoint Energy, Inc.	16,608
750	@	CMS Energy Corp.	12,525
510		Constellation Energy Group, Inc.	35,124
600		DTE Energy Co.	29,046
1,100	@	Dynegy, Inc.	7,964
1,080		Edison International	49,118
700		Entergy Corp.	64,624
800		Exelon Corp.	49,512
1,050		FirstEnergy Corp.	63,315
500		FPL Group, Inc.	27,210
1,140		PG&E Corp.	53,956
350		Pinnacle West Capital Corp.	17,742
1,180		PPL Corp.	42,291
800		Progress Energy, Inc.	39,264
300		Public Service Enterprise Group, Inc.	19,914
2,150		Southern Co.	79,249
700		TECO Energy, Inc.	12,061
1,520		TXU Corp.	82,399
1,310		Xcel Energy, Inc.	30,209
			900,157
		Electrical Components & Equipment: 0.3%
2,000		Emerson Electric Co.	88,180
150		Molex, Inc.	4,745
			92,925
		Electronics: 0.5%
1,230	@	Agilent Technologies, Inc.	42,866
650		Applera Corp.-Applied Biosystems Group	23,849
440		Jabil Circuit, Inc.	10,802
440		PerkinElmer, Inc.	9,781
2,100	@	Solectron Corp.	6,762
600		Symbol Technologies, Inc.	8,964
200		Tektronix, Inc.	5,834
1,180	@	Thermo Electron Corp.	53,442
390	@	Waters Corp.	19,098
			181,398
		Entertainment: 0.0%
350		International Game Technology	16,170
			16,170
		Environmental Control: 0.2%
600	@	Allied Waste Industries, Inc.	7,374
1,780	@	Waste Management, Inc.	65,451
			72,825
		Food: 1.1%
90		Campbell Soup Co.	35,001
1,650		ConAgra Foods, Inc.	44,550
450	@	Dean Foods Co.	19,026
1,480		General Mills, Inc.	85,248
400		Hershey Co.	19,920
950		HJ Heinz Co.	42,760
590		Kellogg Co.	29,535
1,510		Kroger Co.	34,836
500		McCormick & Co., Inc.	19,280
1,100		Safeway, Inc.	38,016
778		Sara Lee Corp.	13,249
155		Supervalu, Inc.	5,541

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 5  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Food (continued)
400		Whole Foods Market, Inc.	$18,772
			405,734
		Forest Products & Paper: 0.3%
1,200		International Paper Co.	40,920
480		MeadWestvaco Corp.	14,429
400		Plum Creek Timber Co., Inc.	15,940
460		Temple-Inland, Inc.	21,174
300		Weyerhaeuser Co.	21,195
			113,658
		Gas: 0.3%
600		KeySpan Corp.	24,708
150		Nicor, Inc.	7,020
800		NiSource, Inc.	19,280
100		Peoples Energy Corp.	4,457
710		Sempra Energy	39,788
			95,253
		Hand/Machine Tools: 0.1%
200		Black & Decker Corp.	15,994
260		Snap-On, Inc.	12,386
210		Stanley Works	10,561
			38,941
		Healthcare-Products: 2.5%
1,450		Baxter International, Inc.	67,266
610		Becton Dickinson & Co.	42,792
2,850	@	Boston Scientific Corp.	48,963
280		CR Bard, Inc.	23,232
7,150		Johnson & Johnson	472,043
2,800		Medtronic, Inc.	149,828
300	@	Patterson Cos., Inc.	10,653
280	@	St. Jude Medical, Inc.	10,237
650		Stryker Corp.	35,822
600	@	Zimmer Holdings, Inc.	47,028
			907,864
		Healthcare-Services:	1.9%
2,160		Aetna, Inc.	93,269
565	@	Coventry Health Care, Inc.	28,278
650	@	Humana, Inc.	35,952
400	@	Laboratory Corp. of America Holdings	29,388
200		Manor Care, Inc.	9,384
420		Quest Diagnostics	22,260
5,620		UnitedHealth Group, Inc.	301,963
2,040	@	WellPoint, Inc.	160,528
			681,022
		Home Furnishings: 0.1%
300		Harman International Industries, Inc.	29,973
200		Whirlpool Corp.	16,604
			46,577
		Household Products/Wares: 0.4%
200		Avery Dennison Corp.	13,586
100		Clorox Co.	6,415
400		Fortune Brands, Inc.	34,156
1,100		Kimberly-Clark Corp.	74,745
			128,902

Shares			Value
		Housewares: 0.1%
700		Newell Rubbermaid, Inc.	$20,265
			20,265
		Insurance: 5.1%
1,090	@@	ACE Ltd.	66,021
1,250		Aflac, Inc.	57,500
2,120		Allstate Corp.	138,033
350		AMBAC Financial Group, Inc.	31,175
6,420		American International Group, Inc.	460,057
750		AON Corp.	26,505
1,730		Chubb Corp.	91,534
340		Cigna Corp.	44,734
487		Cincinnati Financial Corp.	22,066
1,900		Genworth Financial, Inc.	64,999
1,010		Hartford Financial Services Group, Inc.	94,243
690		Lincoln National Corp.	45,816
1,480		Loews Corp.	61,376
500		Marsh & McLennan Cos., Inc.	15,330
350		MBIA, Inc.	25,571
2,520		Metlife, Inc.	148,705
290		MGIC Investment Corp.	18,137
810		Principal Financial Group	47,547
2,570		Progressive Corp.	62,245
1,630		Prudential Financial, Inc.	139,952
470		Safeco Corp.	29,399
2,340		St. Paul Travelers Cos., Inc.	125,635
280		Torchmark Corp.	17,853
810		UnumProvident Corp.	16,832
400	@@	XL Capital Ltd.	28,808
			1,880,073
		Internet: 0.6%
750	@	Amazon.com, Inc.	29,595
980	@	eBay, Inc.	29,469
150	@	Google, Inc.	69,072
500	@	InterActiveCorp	18,580
2,598	@	Symantec Corp.	54,168
850	@	VeriSign, Inc.	20,443
			221,327
		Iron/Steel: 0.3%
1,500		Nucor Corp.	81,990
550		United States Steel Corp.	40,227
			122,217
		Leisure Time: 0.3%
410		Brunswick Corp.	13,079
1,060		Carnival Corp.	51,993
590		Harley-Davidson, Inc.	41,577
410		Sabre Holdings Corp.	13,075
			119,724
		Lodging: 0.2%
400		Hilton Hotels Corp.	13,960
830		Marriott International, Inc.	39,608
160		Starwood Hotels & Resorts Worldwide, Inc.	10,000
474	@	Wyndham Worldwide Corp.	15,177
			78,745

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 5  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Machinery-Construction & Mining: 0.3%
1,550		Caterpillar, Inc.	$95,062
200	@	Terex Corp.	12,916
			107,978
		Machinery-Diversified: 0.3%
200		Cummins, Inc.	23,636
500		Deere & Co.	47,535
480		Rockwell Automation, Inc.	29,318
			100,489
		Media: 2.9%
2,560		CBS Corp.	79,821
1,100		Clear Channel Communications, Inc.	39,094
5,100	@	Comcast Corp.	215,883
2,600	@	DIRECTV Group, Inc.	64,844
200		EW Scripps Co.	9,988
600		Gannett Co., Inc.	36,276
1,480		McGraw-Hill Cos., Inc.	100,670
160		Meredith Corp.	9,016
7,800		News Corp., Inc.	167,544
200		Tribune Co.	6,156
600	@	Univision Communications, Inc.	21,252
700	@	Viacom, Inc.	28,721
8,680		Walt Disney Co.	297,464
			1,076,729
		Mining: 0.3%
520		Freeport-McMoRan Copper & Gold, Inc.	28,980
450		Phelps Dodge Corp.	53,874
190		Vulcan Materials Co.	17,075
			99,929
		Miscellaneous Manufacturing: 4.5%
1,790		3M Co.	139,495
260		Cooper Industries Ltd.	23,512
530		Danaher Corp.	38,393
480		Dover Corp.	23,530
1,150		Eastman Kodak Co.	29,670
610		Eaton Corp.	45,835
24,130		General Electric Co.	897,877
2,690		Honeywell International, Inc.	121,696
920		Illinois Tool Works, Inc.	42,495
720	@@	Ingersoll-Rand Co.	28,174
500		ITT Corp.	28,410
500		Leggett & Platt, Inc.	11,950
500		Parker Hannifin Corp.	38,440
340		Textron, Inc.	31,882
4,900	@@	Tyco International Ltd.	148,960
			1,650,319
		Office/Business Equipment: 0.3%
580		Pitney Bowes, Inc.	26,790
4,050	@	Xerox Corp.	68,648
			95,438
		Oil & Gas: 8.4%
1,010		Anadarko Petroleum Corp.	43,955
7,975		Chevron Corp.	586,402
3,301		ConocoPhillips	237,507
910		Devon Energy Corp.	61,043

Shares			Value
600		EOG Resources, Inc.	$37,470
21,240		ExxonMobil Corp.	1,627,621
1,280		Marathon Oil Corp.	118,400
650	@,@@	Nabors Industries Ltd.	19,357
300		Noble Corp.	22,845
2,500		Occidental Petroleum Corp.	122,075
400		Sunoco, Inc.	24,944
600	@	Transocean, Inc.	48,534
1,760		Valero Energy Corp.	90,042
750		XTO Energy, Inc.	35,288
			3,075,483
		Oil & Gas Services: 1.0%
650		Baker Hughes, Inc.	48,529
600		BJ Services Co.	17,592
3,700		Halliburton Co.	114,885
400	@	National Oilwell Varco, Inc.	24,472
2,500		Schlumberger Ltd.	157,900
300	@	Weatherford International Ltd.	12,537
			375,915
		Packaging & Containers: 0.2%
280		Ball Corp.	12,208
300		Bemis Co.	10,194
550	@	Pactiv Corp.	19,630
360		Sealed Air Corp.	23,371
			65,403
		Pharmaceuticals: 4.8%
3,550		Abbott Laboratories	172,921
180		Allergan, Inc.	21,553
820		AmerisourceBergen Corp.	36,867
350	@	Barr Pharmaceuticals, Inc.	17,542
1,800		Bristol-Myers Squibb Co.	47,376
1,010		Cardinal Health, Inc.	65,074
1,040		Caremark Rx, Inc.	59,394
900		Eli Lilly & Co.	46,890
320	@	Express Scripts, Inc.	22,912
1,100	@	Forest Laboratories, Inc.	55,660
1,090	@	Gilead Sciences, Inc.	70,774
310	@	Hospira, Inc.	10,410
1,040	@	King Pharmaceuticals, Inc.	16,557
710	@	Medco Health Solutions, Inc.	37,942
7,210		Merck & Co., Inc.	314,356
900		Mylan Laboratories	17,964
17,730		Pfizer, Inc.	459,207
4,950		Schering-Plough Corp.	117,018
400	@	Watson Pharmaceuticals, Inc.	10,412
3,340		Wyeth	170,073
			1,770,902
		Pipelines: 0.3%
1,500		El Paso Corp.	22,920
100		Kinder Morgan, Inc.	10,575
300		Questar Corp.	24,915
1,290		Williams Cos., Inc.	33,695
			92,105
		Real Estate: 0.1%
440	@	CB Richard Ellis Group, Inc.	14,608
502	@	Realogy Corp.	15,221
			29,829

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 5  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Real Estate Investment Trusts: 0.4%
400		Apartment Investment & Management Co.	$22,408
100		Boston Properties, Inc.	11,188
770		Equity Office Properties Trust	37,091
200		Prologis	12,154
150		Public Storage, Inc.	14,625
200		Simon Property Group, Inc.	20,258
100		Vornado Realty Trust	12,150
			129,874
		Retail: 4.7%
100	@	Autozone, Inc.	11,556
650	@	Bed Bath & Beyond, Inc.	24,765
985		Best Buy Co., Inc.	48,452
500	@	Big Lots, Inc.	11,460
480		Circuit City Stores, Inc.	9,110
1,090		Costco Wholesale Corp.	57,628
1,850		CVS Corp.	57,184
340		Darden Restaurants, Inc.	13,658
650		Family Dollar Stores, Inc.	19,065
2,178		Federated Department Stores, Inc.	83,047
2,240		Gap, Inc.	43,680
2,010		Home Depot, Inc.	80,722
510		JC Penney Co., Inc.	39,454
1,400	@	Kohl's Corp.	95,802
760		Limited Brands, Inc.	21,994
3,540		Lowe's Cos., Inc.	110,271
3,030		McDonald's Corp.	134,320
1,000		Nordstrom, Inc.	49,340
1,190	@	Office Depot, Inc.	45,422
300		OfficeMax, Inc.	14,895
400		RadioShack Corp.	6,712
190	@	Sears Holding Corp.	31,907
1,595		Staples, Inc.	42,587
1,830	@	Starbucks Corp.	64,819
2,080		Target Corp.	118,664
1,790		TJX Cos., Inc.	51,051
2,480		Walgreen Co.	113,807
6,030		Wal-Mart Stores, Inc.	278,465
440		Wendy's International, Inc.	14,560
690		Yum! Brands, Inc.	40,572
			1,734,969
		Savings & Loans: 0.3%
2,366		Washington Mutual, Inc.	107,629
			107,629
		Semiconductors: 1.8%
1,950	@	Advanced Micro Devices, Inc.	39,683
1,490	@	Altera Corp.	29,323
1,030		Analog Devices, Inc.	33,856
3,410		Applied Materials, Inc.	62,915
13,330	@	Intel Corp.	269,933
500		KLA-Tencor Corp.	24,875
680		Linear Technology Corp.	20,618
1,600	@	LSI Logic Corp.	14,400
600		Maxim Integrated Products	18,372
3,150	@	Micron Technology, Inc.	43,974
650		National Semiconductor Corp.	14,755
550	@	Novellus Systems, Inc.	18,931
850	@	Nvidia Corp.	31,459
600	@	QLogic Corp.	13,152

Shares			Value
800	@	Teradyne, Inc.	$11,968
850		Xilinx, Inc.	20,239
			668,453
		Software: 3.4%
1,450	@	Adobe Systems, Inc.	59,624
570	@	Autodesk, Inc.	23,062
1,260		Automatic Data Processing, Inc.	62,055
830	@	BMC Software, Inc.	26,726
1,040		CA, Inc.	23,556
380	@	Citrix Systems, Inc.	10,279
1,530	@	Compuware Corp.	12,745
780	@	Electronic Arts, Inc.	39,281
400		Fidelity National Information Services, Inc.	16,036
1,900		First Data Corp.	48,488
490	@	Fiserv, Inc.	25,686
500		IMS Health, Inc.	13,740
820	@	Intuit, Inc.	25,018
21,260		Microsoft Corp.	634,824
690	@	Novell, Inc.	4,278
9,870	@	Oracle Corp.	169,172
810		Paychex, Inc.	32,027
			1,226,597
		Telecommunications: 6.1%
900		Alltel Corp.	54,432
9,452		AT&T, Inc.	337,909
1,430	@	Avaya, Inc.	19,991
4,500		BellSouth Corp.	211,995
460		CenturyTel, Inc.	20,084
25,400	@	Cisco Systems, Inc.	694,164
800		Citizens Communications Co.	11,496
510	@	Comverse Technology, Inc.	10,766
3,590	@	Corning, Inc.	67,169
451		Embarq Corp.	23,705
1,400	@	Juniper Networks, Inc.	26,516
8,040		Motorola, Inc.	165,302
4,070		Qualcomm, Inc.	153,805
4,000	@	Qwest Communications International, Inc.	33,480
7,083		Sprint Nextel Corp.	133,798
1,230	@	Tellabs, Inc.	12,620
6,750		Verizon Communications, Inc.	251,370
1,113		Windstream Corp.	15,827
			2,244,429
		Textiles: 0.0%
390		Cintas Corp.	15,487
			15,487
		Toys/Games/Hobbies: 0.1%
650		Hasbro, Inc.	17,713
1,290		Mattel, Inc.	29,231
			46,944
		Transportation: 0.8%
910		Burlington Northern Santa Fe Corp.	67,167
1,000		CSX Corp.	34,430
710		FedEx Corp.	77,120
990		Norfolk Southern Corp.	49,787

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 5  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Transportation (continued)
100		Ryder System, Inc.	$5,106
700		Union Pacific Corp.	64,414
			298,024
		Total Common Stock (Cost $29,011,437)	32,465,233
Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.9%
		Federal National Mortgage Association: 6.3%
$2,836,000	^	4.940%, due 11/15/11	2,279,089
			2,279,089
		Other U.S. Agency Obligations: 7.6%
3,470,000	^	FICO STRIP, 5.120%, due 10/06/11	2,781,708
			2,781,708
		Total U.S. Government Agency Obligations (Cost $5,170,414)	5,060,797
U.S. TREASURY OBLIGATIONS: 1.0%
		U.S. Treasury STRIP: 1.0%
460,000	^	4.620%, due 08/15/11	372,452
		Total U.S. Treasury Obligations (Cost $366,710)	372,452
		Total Long-Term Investments (Cost $34,548,561)	37,898,482

SHORT-TERM INVESTMENTS: 0.5%
	Repurchase Agreement: 0.5%
188,000	Goldman Sachs Repurchase Agreement dated 12/29/06, 5.220%, due 01/02/07, $188,109 to be received upon repurchase (Collateralized by $193,000 Federal Home Loan Mortgage Corporation, Discount Note, Market Value $192,035, due 02/02/07)	188,000
	Total Short-Term Investments (Cost $188,000)	188,000

Total Investments in Securities (Cost $34,736,561)*	104.3%	$38,086,482
Other Assets and Liabilities - Net	(4.3)	(1,567,991)
Net Assets	100.0%	$36,518,491

@  Non-income producing security

@@  Foreign Issuer

STRIP  Seperate Trading of Registered Interest and Principal of Securities

^  Interest Only Security

*  Cost for federal income tax purposes is $35,185,896.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,429,827
Gross Unrealized Depreciation	(529,241)
Net Unrealized Appreciation	$2,900,586

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 6  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 76.7%
		Advertising: 0.2%
1,576		Omnicom Group	$164,755
			164,755
		Aerospace/Defense: 1.7%
3,639		Boeing Co.	323,289
1,800		General Dynamics Corp.	133,830
540		Goodrich Corp.	24,597
799		L-3 Communications Holdings, Inc.	65,342
1,625		Lockheed Martin Corp.	149,614
1,659		Northrop Grumman Corp.	112,314
3,552		Raytheon Co.	187,546
730		Rockwell Collins, Inc.	46,202
4,630		United Technologies Corp.	289,468
			1,332,202
		Agriculture: 1.3%
9,560		Altria Group, Inc.	820,439
3,013		Archer-Daniels-Midland Co.	96,295
796		Reynolds American, Inc.	52,114
780		UST, Inc.	45,396
			1,014,244
		Airlines: 0.1%
3,810		Southwest Airlines Co.	58,369
			58,369
		Apparel: 0.4%
3,078	@	Coach, Inc.	132,231
930		Jones Apparel Group, Inc.	31,090
807		Liz Claiborne, Inc.	35,072
924		Nike, Inc.	91,504
123		VF Corp.	10,096
			299,993
		Auto Manufacturers: 0.4%
11,701		Ford Motor Co.	87,875
2,600		General Motors Corp.	79,872
1,670		Paccar, Inc.	108,383
			276,130
		Auto Parts & Equipment: 0.1%
1,594	@	Goodyear Tire & Rubber Co.	33,458
977		Johnson Controls, Inc.	83,944
			117,402
		Banks: 5.8%
26,169		Bank of America Corp.	1,397,163
3,548		Bank of New York Co., Inc.	139,685
2,580		BB&T Corp.	113,339
1,871		Capital One Financial Corp.	143,730
1,121		Comerica, Inc.	65,780
660		Compass Bancshares, Inc.	39,369
2,600		Fifth Third Bancorp.	106,418
566		First Horizon National Corp.	23,647
1,141		Huntington Bancshares, Inc.	27,099
2,204		Keycorp	83,818
439		M&T Bank Corp.	53,628
1,099		Marshall & Ilsley Corp.	52,873
1,935		Mellon Financial Corp.	81,560
3,922		National City Corp.	143,388
1,051		Northern Trust Corp.	63,785

Shares			Value
1,375		PNC Financial Services Group, Inc.	$101,805
4,810		Regions Financial Corp.	179,894
1,838		State Street Corp.	123,955
1,731		SunTrust Banks, Inc.	146,183
1,570		Synovus Financial Corp.	48,403
8,559		US Bancorp.	309,750
8,755		Wachovia Corp.	498,597
15,334		Wells Fargo & Co.	545,277
508		Zions Bancorp.	41,880
			4,531,026
		Beverages: 1.6%
5,005		Anheuser-Busch Cos., Inc.	246,246
538		Brown-Forman Corp.	35,637
9,243		Coca-Cola Co.	445,975
2,134		Coca-Cola Enterprises, Inc.	43,576
200		Molson Coors Brewing Co.	15,288
647		Pepsi Bottling Group, Inc.	19,999
7,477		PepsiCo, Inc.	467,686
			1,274,407
		Biotechnology: 0.7%
5,318	@	Amgen, Inc.	363,273
1,760	@	Biogen Idec, Inc.	86,574
660	@	Celgene Corp.	37,970
512	@	Genzyme Corp.	31,529
500	@	Medimmune, Inc.	16,185
			535,531
		Building Materials: 0.1%
285		American Standard Cos., Inc.	13,067
2,483		Masco Corp.	74,167
			87,234
		Chemicals: 1.3%
462		Air Products & Chemicals, Inc.	32,469
400		Ashland, Inc.	27,672
5,292		Dow Chemical Co.	211,362
1,000		Ecolab, Inc.	45,200
5,080		EI DuPont de Nemours & Co.	247,447
555		International Flavors & Fragrances, Inc.	27,284
2,938		Monsanto Co.	154,333
1,053		PPG Industries, Inc.	67,613
1,777		Praxair, Inc.	105,429
866		Rohm & Haas Co.	44,270
993		Sherwin-Williams Co.	63,135
400		Sigma-Aldrich Corp.	31,088
			1,057,302
		Coal: 0.1%
1,330		Peabody Energy Corp.	53,745
			53,745
		Commercial Services: 0.7%
1,160	@	Apollo Group, Inc.	45,205
900	@	Convergys Corp.	21,402
583		Equifax, Inc.	23,670
1,750		H&R Block, Inc.	40,320
2,734		McKesson Corp.	138,614
660	@	Monster Worldwide, Inc.	30,782
1,576		Moody's Corp.	108,839
274		Robert Half International, Inc.	10,171

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 6  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Commercial Services (continued)
1,109		RR Donnelley & Sons Co.	$39,414
3,557		Western Union Co.	79,748
			538,165
		Computers: 3.4%
620	@	Affiliated Computer Services, Inc.	30,281
300	@	Cognizant Technology Solutions Corp.	23,148
916	@	Computer Sciences Corp.	48,887
14,723	@	Dell, Inc.	369,400
2,783		Electronic Data Systems Corp.	76,672
11,053	@	EMC Corp.	145,900
19,953		Hewlett-Packard Co.	821,864
8,770		International Business Machines Corp.	852,006
427	@	Lexmark International, Inc.	31,256
808	@	NCR Corp.	34,550
1,962	@	Network Appliance, Inc.	77,067
980	@	Sandisk Corp.	42,169
18,220	@	Sun Microsystems, Inc.	98,752
2,281	@	Unisys Corp.	17,883
			2,669,835
		Cosmetics/Personal Care: 1.5%
2,420		Avon Products, Inc.	79,957
2,408		Colgate-Palmolive Co.	157,098
540		Estee Lauder Cos., Inc.	22,043
14,418		Procter & Gamble Co.	926,645
			1,185,743
		Distribution/Wholesale: 0.0%
545		WW Grainger, Inc.	38,117
			38,117
		Diversified Financial Services: 7.1%
5,498		American Express Co.	333,564
1,475		Ameriprise Financial, Inc.	80,388
586		Bear Stearns Cos., Inc.	95,389
4,740		Charles Schwab Corp.	91,672
90		Chicago Mercantile Exchange Holdings, Inc.	45,878
1,306		CIT Group, Inc.	72,836
28,655		Citigroup, Inc.	1,596,084
3,140		Countrywide Financial Corp.	133,293
2,200	@	E*Trade Financial Corp.	49,324
4,498		Fannie Mae	267,136
530		Federated Investors, Inc.	17,903
816		Franklin Resources, Inc.	89,899
3,380		Freddie Mac	229,502
1,916		Goldman Sachs Group, Inc.	381,955
1,200		Janus Capital Group, Inc.	25,908
20,040		JPMorgan Chase & Co.	967,932
2,594		Lehman Brothers Holdings, Inc.	202,643
3,782		Merrill Lynch & Co., Inc.	352,104
4,625		Morgan Stanley	376,614
1,898		SLM Corp.	92,565
1,182		T. Rowe Price Group, Inc.	51,736
			5,554,325
		Electric: 2.2%
3,946	@	AES Corp.	86,970
1,010	@	Allegheny Energy, Inc.	46,369

Shares			Value
1,200		Ameren Corp.	$64,476
2,215		American Electric Power Co., Inc.	94,315
1,930		Centerpoint Energy, Inc.	31,999
1,490	@	CMS Energy Corp.	24,883
1,105		Constellation Energy Group, Inc.	76,101
1,000		DTE Energy Co.	48,410
2,200	@	Dynegy, Inc.	15,928
1,990		Edison International	90,505
1,100		Entergy Corp.	101,552
1,560		Exelon Corp.	96,548
2,252		FirstEnergy Corp.	135,796
1,000		FPL Group, Inc.	54,420
2,102		PG&E Corp.	99,488
540		Pinnacle West Capital Corp.	27,373
2,304		PPL Corp.	82,575
1,500		Progress Energy, Inc.	73,620
638		Public Service Enterprise Group, Inc.	42,350
4,680		Southern Co.	172,505
1,200		TECO Energy, Inc.	20,676
2,852		TXU Corp.	154,607
2,759		Xcel Energy, Inc.	63,623
			1,705,089
		Electrical Components & Equipment: 0.2%
3,442		Emerson Electric Co.	151,758
660		Molex, Inc.	20,876
			172,634
		Electronics: 0.4%
1,976	@	Agilent Technologies, Inc.	68,864
861		Applera Corp.-Applied Biosystems Group	31,590
867		Jabil Circuit, Inc.	21,285
221		PerkinElmer, Inc.	4,913
4,200	@	Solectron Corp.	13,524
1,200		Symbol Technologies, Inc.	17,928
2,147	@	Thermo Electron Corp.	97,238
522	@	Waters Corp.	25,562
			280,904
		Entertainment: 0.0%
710		International Game Technology	32,802
			32,802
		Environmental Control: 0.2%
1,200	@	Allied Waste Industries, Inc.	14,748
3,579	@	Waste Management, Inc.	131,600
			146,348
		Food: 1.0%
1,521		Campbell Soup Co.	59,152
2,805		ConAgra Foods, Inc.	75,735
660	@	Dean Foods Co.	27,905
2,946		General Mills, Inc.	169,690
800		Hershey Co.	39,840
1,588		HJ Heinz Co.	71,476
1,392		Kellogg Co.	69,684
4,052		Kroger Co.	93,480
665		McCormick & Co., Inc.	25,642
2,460		Safeway, Inc.	85,018
1,485		Sara Lee Corp.	25,290

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 6  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Food (continued)
934		Supervalu, Inc.	$33,391
660		Whole Foods Market, Inc.	30,974
			807,277
		Forest Products & Paper: 0.3%
2,640		International Paper Co.	90,024
1,151		MeadWestvaco Corp.	34,599
883		Plum Creek Timber Co., Inc.	35,188
544		Temple-Inland, Inc.	25,040
520		Weyerhaeuser Co.	36,738
			221,589
		Gas: 0.2%
1,100		KeySpan Corp.	45,298
322		Nicor, Inc.	15,070
1,600		NiSource, Inc.	38,560
1,750		Sempra Energy	98,070
			196,998
		Hand/Machine Tools: 0.1%
526		Black & Decker Corp.	42,064
459		Snap-On, Inc.	21,867
608		Stanley Works	30,576
			94,507
		Healthcare-Products: 2.3%
300		Bausch & Lomb, Inc.	15,618
3,043		Baxter International, Inc.	141,165
1,204		Becton Dickinson & Co.	84,461
5,720	@	Boston Scientific Corp.	98,270
535		CR Bard, Inc.	44,389
13,359		Johnson & Johnson	881,961
5,500		Medtronic, Inc.	294,305
700	@	Patterson Cos., Inc.	24,857
663	@	St. Jude Medical, Inc.	24,239
1,420		Stryker Corp.	78,256
1,420	@	Zimmer Holdings, Inc.	111,300
			1,798,821
		Healthcare-Services: 1.6%
3,584		Aetna, Inc.	154,757
1,100	@	Coventry Health Care, Inc.	55,055
1,276	@	Humana, Inc.	70,576
854	@	Laboratory Corp. of America Holdings	62,743
400		Manor Care, Inc.	18,768
784		Quest Diagnostics	41,552
9,770		UnitedHealth Group, Inc.	524,942
3,848	@	WellPoint, Inc.	302,799
			1,231,192
		Home Builders: 0.0%
300		Lennar Corp.	15,738
			15,738
		Home Furnishings: 0.1%
540		Harman International Industries, Inc.	53,951
540		Whirlpool Corp.	44,831
			98,782

Shares			Value
		Household Products/Wares: 0.3%
420		Avery Dennison Corp.	$28,531
300		Clorox Co.	19,245
688		Fortune Brands, Inc.	58,748
2,204		Kimberly-Clark Corp.	149,762
			256,286
		Housewares: 0.1%
1,685		Newell Rubbermaid, Inc.	48,781
			48,781
		Insurance: 4.4%
1,539	@@	ACE Ltd.	93,217
2,256		Aflac, Inc.	103,776
4,064		Allstate Corp.	264,607
555		AMBAC Financial Group, Inc.	49,434
11,843		American International Group, Inc.	848,669
1,980		AON Corp.	69,973
2,384		Chubb Corp.	126,137
613		Cigna Corp.	80,652
1,159		Cincinnati Financial Corp.	52,514
3,680		Genworth Financial, Inc.	125,893
1,822		Hartford Financial Services Group, Inc.	170,011
1,370		Lincoln National Corp.	90,968
3,001		Loews Corp.	124,451
1,100		Marsh & McLennan Cos., Inc.	33,726
593		MBIA, Inc.	43,325
4,872		Metlife, Inc.	287,497
513		MGIC Investment Corp.	32,083
1,276		Principal Financial Group	74,901
5,032		Progressive Corp.	121,875
3,143		Prudential Financial, Inc.	269,858
959		Safeco Corp.	59,985
4,617		St. Paul Travelers Cos., Inc.	247,887
619		Torchmark Corp.	39,467
1,562		UnumProvident Corp.	32,458
800	@@	XL Capital Ltd.	57,616
			3,500,980
		Internet: 0.6%
1,640	@	Amazon.com, Inc.	64,714
2,264	@	eBay, Inc.	68,078
380	@	Google, Inc.	174,982
1,000	@	InterActiveCorp	37,160
4,241	@	Symantec Corp.	88,425
1,220	@	VeriSign, Inc.	29,341
			462,700
		Iron/Steel: 0.3%
2,434		Nucor Corp.	133,042
893		United States Steel Corp.	65,314
			198,356
		Leisure Time:	0.3%
566		Brunswick Corp.	18,055
2,164		Carnival Corp.	106,144
1,476		Harley-Davidson, Inc.	104,014
851		Sabre Holdings Corp.	27,138
			255,351

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 6  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Lodging: 0.2%
700		Hilton Hotels Corp.	$24,430
1,522		Marriott International, Inc.	72,630
465		Starwood Hotels & Resorts Worldwide, Inc.	29,063
1,008	@	Wyndham Worldwide Corp.	32,276
			158,399
		Machinery-Construction & Mining: 0.2%
3,080		Caterpillar, Inc.	188,896
			188,896
		Machinery-Diversified: 0.2%
404		Cummins, Inc.	47,745
1,020		Deere & Co.	96,971
838		Rockwell Automation, Inc.	51,185
			195,901
		Media: 2.2%
5,230		CBS Corp.-Class B	163,071
2,340		Clear Channel Communications, Inc.	83,164
9,480	@	Comcast Corp.	401,288
540		EW Scripps Co.	26,968
1,100		Gannett Co., Inc.	66,506
2,400		McGraw-Hill Cos., Inc.	163,248
254		Meredith Corp.	14,313
11,640		News Corp., Inc.	250,027
400		Tribune Co.	12,312
1,120	@	Univision Communications, Inc.	39,670
1,300	@	Viacom, Inc.	53,339
12,314		Walt Disney Co.	422,001
			1,695,907
		Mining: 0.2%
1,080		Freeport-McMoRan Copper & Gold, Inc.	60,188
430		Phelps Dodge Corp.	51,480
222		Vulcan Materials Co.	19,951
			131,619
		Miscellaneous Manufacturing: 4.1%
3,450		3M Co.	268,859
443		Cooper Industries Ltd.	40,060
1,372		Danaher Corp.	99,388
1,107		Dover Corp.	54,265
1,640		Eastman Kodak Co.	42,312
1,278		Eaton Corp.	96,029
46,963		General Electric Co.	1,747,493
5,286		Honeywell International, Inc.	239,139
2,062		Illinois Tool Works, Inc.	95,244
1,742	@@	Ingersoll-Rand Co.	68,164
964		ITT Corp.	54,774
980		Leggett & Platt, Inc.	23,422
1,026		Parker Hannifin Corp.	78,879
624		Textron, Inc.	58,512
9,200	@@	Tyco International Ltd.	279,680
			3,246,220
		Office/Business Equipment: 0.2%
1,001		Pitney Bowes, Inc.	46,236
7,967	@	Xerox Corp.	135,041
			181,277

Shares			Value
		Oil & Gas: 7.1%
2,042		Anadarko Petroleum Corp.	$88,868
13,581		Chevron Corp.	998,611
6,572		ConocoPhillips	472,855
1,840		Devon Energy Corp.	123,427
1,032		EOG Resources, Inc.	64,448
37,895		ExxonMobil Corp.	2,903,894
2,627		Marathon Oil Corp.	242,998
1,640	@,@@	Nabors Industries Ltd.	48,839
600		Noble Corp.	45,690
3,764		Occidental Petroleum Corp.	183,796
970		Sunoco, Inc.	60,489
1,300	@	Transocean, Inc.	105,157
3,566		Valero Energy Corp.	182,437
1,760		XTO Energy, Inc.	82,808
			5,604,317
		Oil & Gas Services: 0.9%
1,440		Baker Hughes, Inc.	107,510
1,200		BJ Services Co.	35,184
6,064		Halliburton Co.	188,287
800	@	National Oilwell Varco, Inc.	48,944
4,740		Schlumberger Ltd.	299,378
600	@	Weatherford International Ltd.	25,074
			704,377
		Packaging & Containers: 0.1%
636		Ball Corp.	27,730
600		Bemis Co.	20,388
1,100	@	Pactiv Corp.	39,259
476		Sealed Air Corp.	30,902
			118,279
		Pharmaceuticals: 4.2%
6,940		Abbott Laboratories	338,047
343		Allergan, Inc.	41,071
1,566		AmerisourceBergen Corp.	70,407
540	@	Barr Pharmaceuticals, Inc.	27,065
3,900		Bristol-Myers Squibb Co.	102,648
1,903		Cardinal Health, Inc.	122,610
2,102		Caremark Rx, Inc.	120,045
1,900		Eli Lilly & Co.	98,990
650	@	Express Scripts, Inc.	46,540
2,103	@	Forest Laboratories, Inc.	106,412
2,121	@	Gilead Sciences, Inc.	137,717
949	@	Hospira, Inc.	31,867
1,899	@	King Pharmaceuticals, Inc.	30,232
1,568	@	Medco Health Solutions, Inc.	83,794
12,601		Merck & Co., Inc.	549,404
1,200		Mylan Laboratories	23,952
31,935		Pfizer, Inc.	827,117
9,820		Schering-Plough Corp.	232,145
610	@	Watson Pharmaceuticals, Inc.	15,878
6,134		Wyeth	312,343
			3,318,284
		Pipelines: 0.2%
3,000		El Paso Corp.	45,840
200		Kinder Morgan, Inc.	21,150
2,608		Williams Cos., Inc.	68,121
			135,111

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 6  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Real Estate: 0.1%
920	@	CB Richard Ellis Group, Inc.	$30,544
1,004	@	Realogy Corp.	30,441
			60,985
		Real Estate Investment Trusts: 0.2%
522		Apartment Investment & Management Co.	29,242
200		Boston Properties, Inc.	22,376
590		Equity Office Properties Trust	28,420
500		Prologis	30,385
140		Public Storage, Inc.	13,650
400		Simon Property Group, Inc.	40,516
200		Vornado Realty Trust	24,300
			188,889
		Retail: 4.3%
270	@	Autozone, Inc.	31,201
1,828	@	Bed Bath & Beyond, Inc.	69,647
1,835		Best Buy Co., Inc.	90,264
598		Circuit City Stores, Inc.	11,350
2,234		Costco Wholesale Corp.	118,112
4,060		CVS Corp.	125,495
657		Darden Restaurants, Inc.	26,392
1,240		Family Dollar Stores, Inc.	36,369
4,458		Federated Department Stores, Inc.	169,984
4,403		Gap, Inc.	85,859
4,141		Home Depot, Inc.	166,303
984		JC Penney Co., Inc.	76,122
2,810	@	Kohl's Corp.	192,288
1,667		Limited Brands, Inc.	48,243
7,286		Lowe's Cos., Inc.	226,959
6,075		McDonald's Corp.	269,305
1,902		Nordstrom, Inc.	93,845
2,179	@	Office Depot, Inc.	83,172
500		OfficeMax, Inc.	24,825
400	@	Sears Holding Corp.	67,172
3,532		Staples, Inc.	94,304
3,444	@	Starbucks Corp.	121,986
4,054		Target Corp.	231,281
2,808		TJX Cos., Inc.	80,084
4,929		Walgreen Co.	226,192
11,180		Wal-Mart Stores, Inc.	516,292
400		Wendy's International, Inc.	13,236
1,326		Yum! Brands, Inc.	77,969
			3,374,251
		Savings & Loans: 0.3%
4,554		Washington Mutual, Inc.	207,161
			207,161
		Semiconductors: 1.7%
3,400	@	Advanced Micro Devices, Inc.	69,190
2,992	@	Altera Corp.	58,883
2,302		Analog Devices, Inc.	75,667
7,445		Applied Materials, Inc.	137,360
26,214	@	Intel Corp.	530,834
1,000		KLA-Tencor Corp.	49,750
1,586		Linear Technology Corp.	48,088
2,200	@	LSI Logic Corp.	19,800
1,742		Maxim Integrated Products	53,340
5,750	@	Micron Technology, Inc.	80,270
1,391		National Semiconductor Corp.	31,576
850	@	Novellus Systems, Inc.	29,257

Shares			Value
1,600	@	Nvidia Corp.	$59,216
1,152	@	QLogic Corp.	25,252
50	@	Teradyne, Inc.	748
1,660		Xilinx, Inc.	39,525
			1,308,756
		Software: 3.0%
2,816	@	Adobe Systems, Inc.	115,794
1,122	@	Autodesk, Inc.	45,396
2,381		Automatic Data Processing, Inc.	117,264
1,725	@	BMC Software, Inc.	55,545
2,751		CA, Inc.	62,310
733	@	Citrix Systems, Inc.	19,828
3,089	@	Compuware Corp.	25,731
1,731	@	Electronic Arts, Inc.	87,173
800		Fidelity National Information Services, Inc.	32,072
3,557		First Data Corp.	90,775
931	@	Fiserv, Inc.	48,803
1,211		IMS Health, Inc.	33,278
1,872	@	Intuit, Inc.	57,115
39,364		Microsoft Corp.	1,175,409
1,826	@	Novell, Inc.	11,321
18,405	@	Oracle Corp.	315,462
1,526		Paychex, Inc.	60,338
			2,353,614
		Telecommunications: 5.3%
1,940		Alltel Corp.	117,331
17,728		AT&T, Inc.	633,776
3,364	@	Avaya, Inc.	47,029
8,300		BellSouth Corp.	391,013
708		CenturyTel, Inc.	30,911
44,445	@	Cisco Systems, Inc.	1,214,680
1,760		Citizens Communications Co.	25,291
1,017	@	Comverse Technology, Inc.	21,469
7,150	@	Corning, Inc.	133,777
765		Embarq Corp.	40,208
2,700	@	Juniper Networks, Inc.	51,138
14,213		Motorola, Inc.	292,219
7,534		Qualcomm, Inc.	284,710
7,500	@	Qwest Communications International, Inc.	62,775
13,602		Sprint Nextel Corp.	256,942
1,861	@	Tellabs, Inc.	19,094
13,183		Verizon Communications, Inc.	490,935
2,258		Windstream Corp.	32,109
			4,145,407
		Textiles: 0.0%
769		Cintas Corp.	30,537
			30,537
		Toys/Games/Hobbies: 0.1%
1,396		Hasbro, Inc.	38,041
2,230		Mattel, Inc.	50,532
			88,573
		Transportation: 0.8%
1,747		Burlington Northern Santa Fe Corp.	128,946
2,364		CSX Corp.	81,393
1,386		FedEx Corp.	150,547
1,944		Norfolk Southern Corp.	97,764

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 6  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Transportation (continued)
300		Ryder System, Inc.	$15,318
1,320		Union Pacific Corp.	121,466
			595,434
		Total Common Stock (Cost $53,817,989)	60,345,854
Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 20.2%
		Federal National Mortgage Association: 18.1%
$14,952,000	^	4.940%, due 11/15/11	12,015,846
2,840,000		5.460%, due 02/12/12	2,213,147
			14,228,993
		Other U.S. Agency Obligations: 2.1%
2,135,000	^	FICO STRIP, 5.050%, due 12/06/11	1,704,195
			1,704,195
		Total U.S. Government Agency Obligations (Cost $16,301,895)	15,933,188
U.S. TREASURY OBLIGATIONS: 2.8%
		U.S. Treasury STRIP: 2.8%
2,780,000	^	4.650%, due 02/15/12	2,196,784
		Total U.S. Treasury Obligations (Cost $2,221,162)	2,196,784
		Total Long-Term Investments (Cost $72,341,046)	78,475,826

Principal Amount		Value
SHORT-TERM INVESTMENTS: 0.3%
	Repurchase Agreement: 0.3%
$262,000	Goldman Sachs Repurchase Agreement dated 12/29/06, 5.220%, due 01/02/07, $262,152 to be received upon repurchase (Collateralized by $269,000 Federal Home Loan Mortgage Corporation, Discount Note, Market Value $267,655, due 02/02/07)	$262,000
Total Short-Term Investments (Cost $262,000)		262,000

Total Investments in Securities (Cost $72,603,046)*	100.0%	$78,737,826
Other Assets and Liabilities - Net	(0.0)	(8,453)
Net Assets	100.0%	$78,729,373

@  Non-income producing security

@@  Foreign Issuer

STRIP  Seperate Trading of Registered Interest and Principal of Securities

^  Interest Only Security

*  Cost for federal income tax purposes is $73,545,086.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$6,524,427
Gross Unrealized Depreciation	(1,331,687)
Net Unrealized Appreciation	$5,192,740

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 7  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 79.7%
		Advertising: 0.2%
1,060		Omnicom Group	$110,812
			110,812
		Aerospace/Defense: 1.7%
2,810		Boeing Co.	249,640
1,440		General Dynamics Corp.	107,064
560		Goodrich Corp.	25,508
610		L-3 Communications Holdings, Inc.	49,886
1,250		Lockheed Martin Corp.	115,088
1,116		Northrop Grumman Corp.	75,553
2,617		Raytheon Co.	138,178
270		Rockwell Collins, Inc.	17,088
3,440		United Technologies Corp.	215,069
			993,074
		Agriculture: 1.3%
7,450		Altria Group, Inc.	639,359
2,230		Archer-Daniels-Midland Co.	71,271
640		Reynolds American, Inc.	41,901
560		UST, Inc.	32,592
			785,123
		Airlines: 0.1%
2,840		Southwest Airlines Co.	43,509
			43,509
		Apparel: 0.4%
2,510	@	Coach, Inc.	107,830
630		Jones Apparel Group, Inc.	21,061
630		Liz Claiborne, Inc.	27,380
860		Nike, Inc.	85,166
120		VF Corp.	9,850
			251,287
		Auto Manufacturers: 0.4%
8,950		Ford Motor Co.	67,215
2,000		General Motors Corp.	61,440
1,190		Paccar, Inc.	77,231
			205,886
		Auto Parts & Equipment: 0.1%
1,180	@	Goodyear Tire & Rubber Co.	24,768
660		Johnson Controls, Inc.	56,707
			81,475
		Banks: 5.9%
21,675		Bank of America Corp.	1,157,228
3,000		Bank of New York Co., Inc.	118,110
1,840		BB&T Corp.	80,831
1,694		Capital One Financial Corp.	130,133
710		Comerica, Inc.	41,663
630		Compass Bancshares, Inc.	37,580
1,800		Fifth Third Bancorp.	73,674
380		First Horizon National Corp.	15,876
570		Huntington Bancshares, Inc.	13,538
1,650		Keycorp	62,750
330		M&T Bank Corp.	40,313
810		Marshall & Ilsley Corp.	38,969
1,630		Mellon Financial Corp.	68,705
2,860		National City Corp.	104,562
570		Northern Trust Corp.	34,593

Shares			Value
1,030		PNC Financial Services Group, Inc.	$76,261
3,432		Regions Financial Corp.	128,357
1,130		State Street Corp.	76,207
1,250		SunTrust Banks, Inc.	105,563
1,090		Synovus Financial Corp.	33,605
6,250		US Bancorp.	226,188
6,746		Wachovia Corp.	384,185
11,960		Wells Fargo & Co.	425,298
360		Zions Bancorp.	29,678
			3,503,867
		Beverages: 1.7%
3,640		Anheuser-Busch Cos., Inc.	179,088
490		Brown-Forman Corp.	32,458
7,100		Coca-Cola Co.	342,575
1,140		Coca-Cola Enterprises, Inc.	23,279
200		Molson Coors Brewing Co.	15,288
660		Pepsi Bottling Group, Inc.	20,401
5,880		PepsiCo, Inc.	367,794
			980,883
		Biotechnology: 0.7%
4,120	@	Amgen, Inc.	281,437
1,220	@	Biogen Idec, Inc.	60,012
560	@	Celgene Corp.	32,217
360	@	Genzyme Corp.	22,169
400	@	Medimmune, Inc.	12,948
			408,783
		Building Materials: 0.1%
570		American Standard Cos., Inc.	26,135
1,560		Masco Corp.	46,597
			72,732
		Chemicals: 1.3%
370		Air Products & Chemicals, Inc.	26,004
300		Ashland, Inc.	20,754
3,810		Dow Chemical Co.	152,171
700		Ecolab, Inc.	31,640
3,640		EI DuPont de Nemours & Co.	177,304
290		International Flavors & Fragrances, Inc.	14,256
2,180		Monsanto Co.	114,515
980		PPG Industries, Inc.	62,926
1,240		Praxair, Inc.	73,569
730		Rohm & Haas Co.	37,318
680		Sherwin-Williams Co.	43,234
300		Sigma-Aldrich Corp.	23,316
			777,007
		Coal: 0.1%
940		Peabody Energy Corp.	37,985
			37,985
		Commercial Services: 0.7%
660	@	Apollo Group, Inc.	25,720
600	@	Convergys Corp.	14,268
690		Equifax, Inc.	28,014
1,270		H&R Block, Inc.	29,261
1,870		McKesson Corp.	94,809
560	@	Monster Worldwide, Inc.	26,118
1,380		Moody's Corp.	95,303
570		Robert Half International, Inc.	21,158

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 7  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Commercial Services (continued)
580		RR Donnelley & Sons Co.	$20,613
2,640		Western Union Co.	59,189
			414,453
		Computers: 3.8%
400	@	Affiliated Computer Services, Inc.	19,536
250	@	Cognizant Technology Solutions Corp.	19,290
610	@	Computer Sciences Corp.	32,556
10,700	@	Dell, Inc.	268,463
1,810		Electronic Data Systems Corp.	49,866
8,960	@	EMC Corp.	118,272
16,210		Hewlett-Packard Co.	667,690
8,670		International Business Machines Corp.	842,291
330	@	Lexmark International, Inc.	24,156
570	@	NCR Corp.	24,373
1,220	@	Network Appliance, Inc.	47,922
660	@	Sandisk Corp.	28,400
12,560	@	Sun Microsystems, Inc.	68,075
1,610	@	Unisys Corp.	12,622
			2,223,512
		Cosmetics/Personal Care: 1.6%
1,780		Avon Products, Inc.	58,811
1,860		Colgate-Palmolive Co.	121,346
560		Estee Lauder Cos., Inc.	22,859
11,303		Procter & Gamble Co.	726,444
			929,460
		Distribution/Wholesale: 0.0%
310		WW Grainger, Inc.	21,681
			21,681
		Diversified Financial Services: 7.6%
4,290		American Express Co.	260,274
734		Ameriprise Financial, Inc.	40,003
420		Bear Stearns Cos., Inc.	68,368
3,480		Charles Schwab Corp.	67,303
40		Chicago Mercantile Exchange Holdings, Inc.	20,390
1,230		CIT Group, Inc.	68,597
23,600		Citigroup, Inc.	1,314,520
2,120		Countrywide Financial Corp.	89,994
1,220	@	E*Trade Financial Corp.	27,352
3,400		Fannie Mae	201,926
240		Federated Investors, Inc.	8,107
630		Franklin Resources, Inc.	69,407
2,560		Freddie Mac	173,824
1,490		Goldman Sachs Group, Inc.	297,032
680		Janus Capital Group, Inc.	14,681
16,580		JPMorgan Chase & Co.	800,814
1,880		Lehman Brothers Holdings, Inc.	146,866
3,200		Merrill Lynch & Co., Inc.	297,920
5,160		Morgan Stanley	420,179
1,620		SLM Corp.	79,007
760		T. Rowe Price Group, Inc.	33,265
			4,499,829
		Electric: 2.2%
3,820	@	AES Corp.	84,193
660	@	Allegheny Energy, Inc.	30,301

Shares			Value
900		Ameren Corp.	$48,357
1,810		American Electric Power Co., Inc.	77,070
1,200		Centerpoint Energy, Inc.	19,896
1,440	@	CMS Energy Corp.	24,048
730		Constellation Energy Group, Inc.	50,275
700		DTE Energy Co.	33,887
1,700	@	Dynegy, Inc.	12,308
1,270		Edison International	57,760
1,000		Entergy Corp.	92,320
1,260		Exelon Corp.	77,981
1,650		FirstEnergy Corp.	99,495
700		FPL Group, Inc.	38,094
1,640		PG&E Corp.	77,621
160		Pinnacle West Capital Corp.	8,110
1,740		PPL Corp.	62,362
1,200		Progress Energy, Inc.	58,896
460		Public Service Enterprise Group, Inc.	30,535
3,360		Southern Co.	123,850
900		TECO Energy, Inc.	15,507
2,040		TXU Corp.	110,588
1,800		Xcel Energy, Inc.	41,508
			1,274,962
		Electrical Components & Equipment: 0.3%
3,020		Emerson Electric Co.	133,152
660		Molex, Inc.	20,876
			154,028
		Electronics: 0.4%
1,860	@	Agilent Technologies, Inc.	64,821
1,060		Applera Corp.-Applied Biosystems Group	38,891
610		Jabil Circuit, Inc.	14,976
630		PerkinElmer, Inc.	14,005
3,200	@	Solectron Corp.	10,304
900		Symbol Technologies, Inc.	13,446
1,560	@	Thermo Electron Corp.	70,652
560	@	Waters Corp.	27,423
			254,518
		Entertainment: 0.0%
570		International Game Technology	26,334
			26,334
		Environmental Control: 0.2%
900	@	Allied Waste Industries, Inc.	11,061
2,580	@	Waste Management, Inc.	94,867
			105,928
		Food: 1.0%
1,130		Campbell Soup Co.	43,946
2,460		ConAgra Foods, Inc.	66,420
660	@	Dean Foods Co.	27,905
2,050		General Mills, Inc.	118,080
600		Hershey Co.	29,880
1,120		HJ Heinz Co.	50,411
810		Kellogg Co.	40,549
2,420		Kroger Co.	55,829
640		McCormick & Co., Inc.	24,678
1,780		Safeway, Inc.	61,517
1,069		Sara Lee Corp.	18,205

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 7  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Food (continued)
334		Supervalu, Inc.	$11,941
660		Whole Foods Market, Inc.	30,974
			580,335
		Forest Products & Paper: 0.3%
1,780		International Paper Co.	60,698
610		MeadWestvaco Corp.	18,337
650		Plum Creek Timber Co., Inc.	25,903
640		Temple-Inland, Inc.	29,459
380		Weyerhaeuser Co.	26,847
			161,244
		Gas: 0.2%
800		KeySpan Corp.	32,944
220		Nicor, Inc.	10,296
1,200		NiSource, Inc.	28,920
1,190		Sempra Energy	66,688
			138,848
		Hand/Machine Tools: 0.1%
400		Black & Decker Corp.	31,988
240		Snap-On, Inc.	11,434
270		Stanley Works	13,578
			57,000
		Healthcare-Products: 2.2%
200		Bausch & Lomb, Inc.	10,412
2,280		Baxter International, Inc.	105,769
760		Becton Dickinson & Co.	53,314
4,200	@	Boston Scientific Corp.	72,156
400		CR Bard, Inc.	33,188
10,240		Johnson & Johnson	676,045
4,000		Medtronic, Inc.	214,040
500	@	Patterson Cos., Inc.	17,755
520	@	St. Jude Medical, Inc.	19,011
1,020		Stryker Corp.	56,212
780	@	Zimmer Holdings, Inc.	61,136
			1,319,038
		Healthcare-Services: 1.6%
2,560		Aetna, Inc.	110,541
1,005	@	Coventry Health Care, Inc.	50,300
1,000	@	Humana, Inc.	55,310
630	@	Laboratory Corp. of America Holdings	46,286
300		Manor Care, Inc.	14,076
600		Quest Diagnostics	31,800
7,760		UnitedHealth Group, Inc.	416,945
2,980	@	WellPoint, Inc.	234,496
			959,754
		Home Builders: 0.0%
200		Lennar Corp.	10,492
			10,492
		Home Furnishings: 0.1%
320		Harman International Industries, Inc.	31,971
220		Whirlpool Corp.	18,264
			50,235

Shares			Value
		Household Products/Wares: 0.3%
300		Avery Dennison Corp.	$20,379
200		Clorox Co.	12,830
610		Fortune Brands, Inc.	52,088
1,560		Kimberly-Clark Corp.	106,002
			191,299
		Housewares: 0.1%
1,200		Newell Rubbermaid, Inc.	34,740
			34,740
		Insurance: 4.6%
1,560	@@	ACE Ltd.	94,489
1,800		Aflac, Inc.	82,800
3,100		Allstate Corp.	201,841
400		AMBAC Financial Group, Inc.	35,628
9,150		American International Group, Inc.	655,689
1,020		AON Corp.	36,047
2,440		Chubb Corp.	129,100
530		Cigna Corp.	69,732
806		Cincinnati Financial Corp.	36,520
2,740		Genworth Financial, Inc.	93,735
1,490		Hartford Financial Services Group, Inc.	139,032
1,329		Lincoln National Corp.	88,246
2,200		Loews Corp.	91,234
700		Marsh & McLennan Cos., Inc.	21,462
560		MBIA, Inc.	40,914
3,580		Metlife, Inc.	211,256
510		MGIC Investment Corp.	31,895
1,260		Principal Financial Group	73,962
3,620		Progressive Corp.	87,676
2,340		Prudential Financial, Inc.	200,912
640		Safeco Corp.	40,032
3,290		St. Paul Travelers Cos., Inc.	176,640
410		Torchmark Corp.	26,142
1,350		UnumProvident Corp.	28,053
600	@@	XL Capital Ltd.	43,212
			2,736,249
		Internet: 0.6%
1,120	@	Amazon.com, Inc.	44,195
1,650	@	eBay, Inc.	49,616
260	@	Google, Inc.	119,725
800	@	InterActiveCorp	29,728
4,175	@	Symantec Corp.	87,049
1,220	@	VeriSign, Inc.	29,341
			359,654
		Iron/Steel: 0.3%
1,960		Nucor Corp.	107,134
760		United States Steel Corp.	55,586
			162,720
		Leisure Time: 0.3%
610		Brunswick Corp.	19,459
1,550		Carnival Corp.	76,028
900		Harley-Davidson, Inc.	63,423
610		Sabre Holdings Corp.	19,453
			178,363

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 7  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Lodging: 0.2%
500		Hilton Hotels Corp.	$17,450
1,320		Marriott International, Inc.	62,990
570		Starwood Hotels & Resorts Worldwide, Inc.	35,625
604	@	Wyndham Worldwide Corp.	19,340
			135,405
		Machinery-Construction & Mining: 0.2%
2,220		Caterpillar, Inc.	136,153
			136,153
		Machinery-Diversified: 0.2%
240		Cummins, Inc.	28,363
780		Deere & Co.	74,155
570		Rockwell Automation, Inc.	34,816
			137,334
		Media: 2.5%
3,845		CBS Corp.-Class B	119,887
1,780		Clear Channel Communications, Inc.	63,261
7,520	@	Comcast Corp.	318,322
3,700	@	DIRECTV Group, Inc.	92,278
300		EW Scripps Co.	14,982
800		Gannett Co., Inc.	48,368
2,110		McGraw-Hill Cos., Inc.	143,522
240		Meredith Corp.	13,524
11,150		News Corp., Inc.	239,502
680	@	Univision Communications, Inc.	24,086
1,000	@	Viacom, Inc.	41,030
9,950		Walt Disney Co.	340,987
			1,459,749
		Mining: 0.3%
760		Freeport-McMoRan Copper & Gold, Inc.	42,355
710		Phelps Dodge Corp.	85,001
400		Vulcan Materials Co.	35,948
			163,304
		Miscellaneous Manufacturing: 4.1%
2,730		3M Co.	212,749
310		Cooper Industries Ltd.	28,033
980		Danaher Corp.	70,991
570		Dover Corp.	27,941
1,400		Eastman Kodak Co.	36,120
830		Eaton Corp.	62,366
36,600		General Electric Co.	1,361,886
3,810		Honeywell International, Inc.	172,364
1,360		Illinois Tool Works, Inc.	62,818
1,360	@@	Ingersoll-Rand Co.	53,217
580		ITT Corp.	32,956
660		Leggett & Platt, Inc.	15,774
660		Parker Hannifin Corp.	50,741
490		Textron, Inc.	45,947
7,100	@@	Tyco International Ltd.	215,840
			2,449,743
		Office/Business Equipment: 0.2%
660		Pitney Bowes, Inc.	30,485
5,780	@	Xerox Corp.	97,971
			128,456

Shares			Value
		Oil & Gas: 7.6%
1,620		Anadarko Petroleum Corp.	$70,502
10,695		Chevron Corp.	786,403
5,062		ConocoPhillips	364,211
1,380		Devon Energy Corp.	92,570
910		EOG Resources, Inc.	56,830
31,260		ExxonMobil Corp.	2,395,454
1,890		Marathon Oil Corp.	174,825
780	@,@@	Nabors Industries Ltd.	23,228
500		Noble Corp.	38,075
3,580		Occidental Petroleum Corp.	174,811
680		Sunoco, Inc.	42,405
1,000	@	Transocean, Inc.	80,890
2,580		Valero Energy Corp.	131,993
1,220		XTO Energy, Inc.	57,401
			4,489,598
		Oil & Gas Services: 0.9%
1,020		Baker Hughes, Inc.	76,153
900		BJ Services Co.	26,388
4,920		Halliburton Co.	152,766
600	@	National Oilwell Varco, Inc.	36,708
3,560		Schlumberger Ltd.	224,850
500	@	Weatherford International Ltd.	20,895
			537,760
		Packaging & Containers: 0.2%
630		Ball Corp.	27,468
400		Bemis Co.	13,592
660	@	Pactiv Corp.	23,555
480		Sealed Air Corp.	31,162
			95,777
		Pharmaceuticals: 4.4%
5,220		Abbott Laboratories	254,266
230		Allergan, Inc.	27,540
1,300		AmerisourceBergen Corp.	58,448
540	@	Barr Pharmaceuticals, Inc.	27,065
2,800		Bristol-Myers Squibb Co.	73,696
1,420		Cardinal Health, Inc.	91,491
1,610		Caremark Rx, Inc.	91,947
1,400		Eli Lilly & Co.	72,940
500	@	Express Scripts, Inc.	35,800
1,520	@	Forest Laboratories, Inc.	76,912
1,760	@	Gilead Sciences, Inc.	114,277
200	@	Hospira, Inc.	6,716
1,500	@	King Pharmaceuticals, Inc.	23,880
1,250	@	Medco Health Solutions, Inc.	66,800
10,420		Merck & Co., Inc.	454,312
660		Mylan Laboratories	13,174
25,770		Pfizer, Inc.	667,443
7,040		Schering-Plough Corp.	166,426
560	@	Watson Pharmaceuticals, Inc.	14,577
4,720		Wyeth	240,342
			2,578,052
		Pipelines: 0.2%
2,100		El Paso Corp.	32,088
100		Kinder Morgan, Inc.	10,575
400		Questar Corp.	33,220
1,830		Williams Cos., Inc.	47,800
			123,683

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 7  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Real Estate: 0.1%
620	@	CB Richard Ellis Group, Inc.	$20,584
708	@	Realogy Corp.	21,467
			42,051
		Real Estate Investment Trusts: 0.4%
620		Apartment Investment & Management Co.	34,732
200		Boston Properties, Inc.	22,376
1,270		Equity Office Properties Trust	61,176
400		Prologis	24,308
320		Public Storage, Inc.	31,200
300		Simon Property Group, Inc.	30,387
200		Vornado Realty Trust	24,300
			228,479
		Retail: 4.3%
220	@	Autozone, Inc.	25,423
990	@	Bed Bath & Beyond, Inc.	37,719
1,355		Best Buy Co., Inc.	66,652
600	@	Big Lots, Inc.	13,752
640		Circuit City Stores, Inc.	12,147
1,690		Costco Wholesale Corp.	89,350
3,000		CVS Corp.	92,730
580		Darden Restaurants, Inc.	23,299
900		Family Dollar Stores, Inc.	26,397
3,238		Federated Department Stores, Inc.	123,465
2,650		Gap, Inc.	51,675
3,020		Home Depot, Inc.	121,283
780		JC Penney Co., Inc.	60,341
1,970	@	Kohl's Corp.	134,807
1,320		Limited Brands, Inc.	38,201
5,280		Lowe's Cos., Inc.	164,472
4,400		McDonald's Corp.	195,052
1,360		Nordstrom, Inc.	67,102
1,660	@	Office Depot, Inc.	63,362
400		OfficeMax, Inc.	19,860
600		RadioShack Corp.	10,068
290	@	Sears Holding Corp.	48,700
2,535		Staples, Inc.	67,685
2,660	@	Starbucks Corp.	94,217
3,070		Target Corp.	175,144
2,730		TJX Cos., Inc.	77,860
3,560		Walgreen Co.	163,368
8,720		Wal-Mart Stores, Inc.	402,690
640		Wendy's International, Inc.	21,178
890		Yum! Brands, Inc.	52,332
			2,540,331
		Savings & Loans: 0.3%
3,325		Washington Mutual, Inc.	151,254
			151,254
		Semiconductors: 1.6%
2,940	@	Advanced Micro Devices, Inc.	59,829
2,100	@	Altera Corp.	41,328
1,750		Analog Devices, Inc.	57,523
5,550		Applied Materials, Inc.	102,398
20,210	@	Intel Corp.	409,253
700		KLA-Tencor Corp.	34,825
960		Linear Technology Corp.	29,107
1,370	@	LSI Logic Corp.	12,330
1,020		Maxim Integrated Products	31,232

Shares			Value
4,210	@	Micron Technology, Inc.	$58,772
1,020		National Semiconductor Corp.	23,154
660	@	Novellus Systems, Inc.	22,717
1,240	@	Nvidia Corp.	45,892
700	@	QLogic Corp.	15,344
1,220		Xilinx, Inc.	29,048
			972,752
		Software: 3.0%
2,200	@	Adobe Systems, Inc.	90,464
680	@	Autodesk, Inc.	27,513
2,000		Automatic Data Processing, Inc.	98,500
1,350	@	BMC Software, Inc.	43,470
1,770		CA, Inc.	40,091
850	@	Citrix Systems, Inc.	22,993
1,960	@	Compuware Corp.	16,327
1,060	@	Electronic Arts, Inc.	53,382
650		Fidelity National Information Services, Inc.	26,059
2,640		First Data Corp.	67,373
710	@	Fiserv, Inc.	37,218
670		IMS Health, Inc.	18,412
1,220	@	Intuit, Inc.	37,222
30,530		Microsoft Corp.	911,626
1,800	@	Novell, Inc.	11,160
14,260	@	Oracle Corp.	244,416
1,310		Paychex, Inc.	51,797
			1,798,023
		Telecommunications: 5.6%
1,440		Alltel Corp.	87,091
13,745		AT&T, Inc.	491,384
2,820	@	Avaya, Inc.	39,424
6,640		BellSouth Corp.	312,810
570		CenturyTel, Inc.	24,886
36,060	@	Cisco Systems, Inc.	985,509
1,440		Citizens Communications Co.	20,693
570	@	Comverse Technology, Inc.	12,033
5,390	@	Corning, Inc.	100,847
661		Embarq Corp.	34,742
1,900	@	Juniper Networks, Inc.	35,986
11,580		Motorola, Inc.	238,085
5,820		Qualcomm, Inc.	219,938
5,400	@	Qwest Communications International, Inc.	45,198
11,043		Sprint Nextel Corp.	208,602
1,780	@	Tellabs, Inc.	18,263
10,200		Verizon Communications, Inc.	379,848
1,654		Windstream Corp.	23,520
			3,278,859
		Textiles: 0.0%
640		Cintas Corp.	25,414
			25,414
		Toys/Games/Hobbies: 0.1%
1,060		Hasbro, Inc.	28,885
1,620		Mattel, Inc.	36,709
			65,594
		Transportation: 0.8%
1,390		Burlington Northern Santa Fe Corp.	102,596
1,580		CSX Corp.	54,399

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 7  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Transportation (continued)
1,090		FedEx Corp.	$118,396
1,420		Norfolk Southern Corp.	71,412
200		Ryder System, Inc.	10,212
940		Union Pacific Corp.	86,499
			443,514
Total Common Stock (Cost $41,980,372)			47,078,384
Principal Amount			Value
CORPORATE BONDS/NOTES: 18.5%
		Government Trust Certificates: 18.5%
$14,000,000	@@	Israel Aid Bond, 4.750%, due 05/15/12	10,913,154
Total Corporate Bonds/Notes (Cost $11,015,754)			10,913,154
U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.9%
		Other U.S. Agency Obligations: 0.9%
691,000	^	FICO STRIP, 5.400%, due 03/26/12	537,015
Total U.S. Government Agency Obligations (Cost $547,608)			537,015
Total Long-Term Investments (Cost $53,543,734)			58,528,553

Principal Amount		Value
SHORT-TERM INVESTMENTS: 1.0%
	Repurchase Agreement: 1.0%
$594,000	Goldman Sachs Repurchase Agreement dated 12/29/06, 5.220%, due 01/02/07, $594,345 to be received upon repurchase (Collateralized by $600,000 Federal Home Loan Bank, 4.625%, Market Value plus accrued interest $607,119, due 02/08/08)	$594,000
	Total Short-Term Investments (Cost $594,000)	594,000

Total Investments in Securities (Cost $54,137,734)*	100.1%	$59,122,553
Other Assets and Liabilities - Net	(0.1)	(68,218)
Net Assets	100.0%	$59,054,335

@  Non-income producing security

@@  Foreign Issuer

^  Interest Only Security

*  Cost for federal income tax purposes is $54,842,854.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$5,069,331
Gross Unrealized Depreciation	(789,632)
Net Unrealized Appreciation	$4,279,699

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 8  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 84.4%
		Advertising: 0.2%
760		Omnicom Group	$79,450
			79,450
		Aerospace/Defense: 1.8%
2,080		Boeing Co.	184,787
1,030		General Dynamics Corp.	76,581
440		Goodrich Corp.	20,042
400		L-3 Communications Holdings, Inc.	32,712
950		Lockheed Martin Corp.	87,467
870		Northrop Grumman Corp.	58,899
1,941		Raytheon Co.	102,485
190		Rockwell Collins, Inc.	12,025
2,650		United Technologies Corp.	165,678
			740,676
		Agriculture: 1.4%
5,470		Altria Group, Inc.	469,435
1,680		Archer-Daniels-Midland Co.	53,693
420		Reynolds American, Inc.	27,497
440		UST, Inc.	25,608
			576,233
		Airlines: 0.1%
2,030		Southwest Airlines Co.	31,100
			31,100
		Apparel: 0.4%
1,660	@	Coach, Inc.	71,314
340		Jones Apparel Group, Inc.	11,366
320		Liz Claiborne, Inc.	13,907
550		Nike, Inc.	54,467
90		VF Corp.	7,387
			158,441
		Auto Manufacturers: 0.4%
6,730		Ford Motor Co.	50,542
1,400		General Motors Corp.	43,008
935		Paccar, Inc.	60,682
			154,232
		Auto Parts & Equipment: 0.1%
660	@	Goodyear Tire & Rubber Co.	13,853
490		Johnson Controls, Inc.	42,101
			55,954
		Banks: 6.3%
15,993		Bank of America Corp.	853,866
2,060		Bank of New York Co., Inc.	81,102
1,420		BB&T Corp.	62,381
1,123		Capital One Financial Corp.	86,269
640		Comerica, Inc.	37,555
440		Compass Bancshares, Inc.	26,246
1,550		Fifth Third Bancorp.	63,442
440		First Horizon National Corp.	18,383
620		Huntington Bancshares, Inc.	14,725
1,130		Keycorp	42,974
220		M&T Bank Corp.	26,875
640		Marshall & Ilsley Corp.	30,790
980		Mellon Financial Corp.	41,307
2,250		National City Corp.	82,260
440		Northern Trust Corp.	26,704
760		PNC Financial Services Group, Inc.	56,270

Shares			Value
2,611		Regions Financial Corp.	$97,651
880		State Street Corp.	59,347
930		SunTrust Banks, Inc.	78,539
708		Synovus Financial Corp.	21,828
4,600		US Bancorp.	166,474
5,058		Wachovia Corp.	288,053
8,880		Wells Fargo & Co.	315,773
300		Zions Bancorp.	24,732
			2,603,546
		Beverages: 1.7%
2,810		Anheuser-Busch Cos., Inc.	138,252
320		Brown-Forman Corp.	21,197
5,060		Coca-Cola Co.	244,145
780		Coca-Cola Enterprises, Inc.	15,928
100		Molson Coors Brewing Co.	7,644
640		Pepsi Bottling Group, Inc.	19,782
4,110		PepsiCo, Inc.	257,081
			704,029
		Biotechnology: 0.7%
3,040	@	Amgen, Inc.	207,662
930	@	Biogen Idec, Inc.	45,747
400	@	Celgene Corp.	23,012
310	@	Genzyme Corp.	19,090
200	@	Medimmune, Inc.	6,474
			301,985
		Building Materials: 0.1%
190		American Standard Cos., Inc.	8,712
1,050		Masco Corp.	31,364
			40,076
		Chemicals: 1.4%
300		Air Products & Chemicals, Inc.	21,084
220		Ashland, Inc.	15,220
2,900		Dow Chemical Co.	115,826
500		Ecolab, Inc.	22,600
2,830		EI DuPont de Nemours & Co.	137,849
300	@	Hercules, Inc.	5,793
220		International Flavors & Fragrances, Inc.	10,815
1,520		Monsanto Co.	79,846
460		PPG Industries, Inc.	29,537
830		Praxair, Inc.	49,244
440		Rohm & Haas Co.	22,493
520		Sherwin-Williams Co.	33,062
200		Sigma-Aldrich Corp.	15,544
			558,913
		Coal: 0.1%
680		Peabody Energy Corp.	27,479
			27,479
		Commercial Services: 0.7%
490	@	Apollo Group, Inc.	19,095
500	@	Convergys Corp.	11,890
580		Equifax, Inc.	23,548
780		H&R Block, Inc.	17,971
1,370		McKesson Corp.	69,459
140	@	Monster Worldwide, Inc.	6,530
1,040		Moody's Corp.	71,822
490		Robert Half International, Inc.	18,189

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 8  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Commercial Services (continued)
540		RR Donnelley & Sons Co.	$19,192
2,110		Western Union Co.	47,306
			305,002
		Computers: 4.2%
250	@	Affiliated Computer Services, Inc.	12,210
160	@	Cognizant Technology Solutions Corp.	12,346
540	@	Computer Sciences Corp.	28,820
10,150	@	Dell, Inc.	254,664
1,320		Electronic Data Systems Corp.	36,366
6,230	@	EMC Corp.	82,236
12,280		Hewlett-Packard Co.	505,813
6,740		International Business Machines Corp.	654,791
220	@	Lexmark International, Inc.	16,104
560	@	NCR Corp.	23,946
980	@	Network Appliance, Inc.	38,494
590	@	Sandisk Corp.	25,388
8,580	@	Sun Microsystems, Inc.	46,504
1,050	@	Unisys Corp.	8,232
			1,745,914
		Cosmetics/Personal Care: 1.7%
1,050		Avon Products, Inc.	34,692
1,320		Colgate-Palmolive Co.	86,117
520		Estee Lauder Cos., Inc.	21,226
8,332		Procter & Gamble Co.	535,498
			677,533
		Distribution/Wholesale: 0.0%
220		WW Grainger, Inc.	15,387
			15,387
		Diversified Financial Services: 8.1%
3,190		American Express Co.	193,537
640		Ameriprise Financial, Inc.	34,880
340		Bear Stearns Cos., Inc.	55,345
2,690		Charles Schwab Corp.	52,025
840		CIT Group, Inc.	46,847
17,500		Citigroup, Inc.	974,750
1,610		Countrywide Financial Corp.	68,345
1,080	@	E*Trade Financial Corp.	24,214
2,550		Fannie Mae	151,445
320		Federated Investors, Inc.	10,810
490		Franklin Resources, Inc.	53,983
1,790		Freddie Mac	121,541
1,160		Goldman Sachs Group, Inc.	231,246
560		Janus Capital Group, Inc.	12,090
12,300		JPMorgan Chase & Co.	594,090
1,390		Lehman Brothers Holdings, Inc.	108,587
2,300		Merrill Lynch & Co., Inc.	214,130
3,810		Morgan Stanley	310,248
1,030		SLM Corp.	50,233
780		T. Rowe Price Group, Inc.	34,141
			3,342,487
		Electric: 2.3%
2,310	@	AES Corp.	50,912
590	@	Allegheny Energy, Inc.	27,087
600		Ameren Corp.	32,238
1,400		American Electric Power Co., Inc.	59,612
1,080		Centerpoint Energy, Inc.	17,906

Shares			Value
660	@	CMS Energy Corp.	$11,022
560		Constellation Energy Group, Inc.	38,567
600		DTE Energy Co.	29,046
1,200	@	Dynegy, Inc.	8,688
1,180		Edison International	53,666
700		Entergy Corp.	64,624
840		Exelon Corp.	51,988
1,070		FirstEnergy Corp.	64,521
500		FPL Group, Inc.	27,210
1,230		PG&E Corp.	58,216
140		Pinnacle West Capital Corp.	7,097
1,270		PPL Corp.	45,517
900		Progress Energy, Inc.	44,172
320		Public Service Enterprise Group, Inc.	21,242
2,290		Southern Co.	84,409
600		TECO Energy, Inc.	10,338
1,610		TXU Corp.	87,278
1,270		Xcel Energy, Inc.	29,286
			924,642
		Electrical Components & Equipment: 0.2%
2,160		Emerson Electric Co.	95,234
90		Molex, Inc.	2,847
			98,081
		Electronics: 0.4%
970	@	Agilent Technologies, Inc.	33,805
640		Applera Corp.-Applied Biosystems Group	23,482
440		Jabil Circuit, Inc.	10,802
540		PerkinElmer, Inc.	12,004
2,300	@	Solectron Corp.	7,406
600		Symbol Technologies, Inc.	8,964
200		Tektronix, Inc.	5,834
1,130	@	Thermo Electron Corp.	51,178
440	@	Waters Corp.	21,547
			175,022
		Entertainment: 0.0%
380		International Game Technology	17,556
			17,556
		Environmental Control: 0.2%
600	@	Allied Waste Industries, Inc.	7,374
2,020	@	Waste Management, Inc.	74,275
			81,649
		Food: 1.1%
990		Campbell Soup Co.	38,501
1,800		ConAgra Foods, Inc.	48,600
440	@	Dean Foods Co.	18,603
1,650		General Mills, Inc.	95,040
400		Hershey Co.	19,920
860		HJ Heinz Co.	38,709
660		Kellogg Co.	33,040
1,710		Kroger Co.	39,450
490		McCormick & Co., Inc.	18,894
1,180		Safeway, Inc.	40,781
718		Sara Lee Corp.	12,228
504		Supervalu, Inc.	18,018
440		Whole Foods Market, Inc.	20,649
			442,433

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 8  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Forest Products & Paper: 0.3%
1,200		International Paper Co.	$40,920
540		MeadWestvaco Corp.	16,232
400		Plum Creek Timber Co., Inc.	15,940
520		Temple-Inland, Inc.	23,936
240		Weyerhaeuser Co.	16,956
			113,984
		Gas: 0.2%
600		KeySpan Corp.	24,708
100		Nicor, Inc.	4,680
800		NiSource, Inc.	19,280
100		Peoples Energy Corp.	4,457
780		Sempra Energy	43,711
			96,836
		Hand/Machine Tools: 0.1%
210		Black & Decker Corp.	16,794
300		Snap-On, Inc.	14,292
320		Stanley Works	16,093
			47,179
		Healthcare-Products: 2.4%
1,790		Baxter International, Inc.	83,038
690		Becton Dickinson & Co.	48,404
3,060	@	Boston Scientific Corp.	52,571
320		CR Bard, Inc.	26,550
7,650		Johnson & Johnson	505,053
3,000		Medtronic, Inc.	160,530
300	@	Patterson Cos., Inc.	10,653
330	@	St. Jude Medical, Inc.	12,065
700		Stryker Corp.	38,577
660	@	Zimmer Holdings, Inc.	51,731
			989,172
		Healthcare-Services: 1.8%
2,300		Aetna, Inc.	99,314
600	@	Coventry Health Care, Inc.	30,030
780	@	Humana, Inc.	43,142
440	@	Laboratory Corp. of America Holdings	32,327
200		Manor Care, Inc.	9,384
490		Quest Diagnostics	25,970
6,030		UnitedHealth Group, Inc.	323,992
2,170	@	WellPoint, Inc.	170,757
			734,916
		Home Builders: 0.0%
200		Lennar Corp.	10,492
			10,492
		Home Furnishings: 0.1%
220		Harman International Industries, Inc.	21,980
200		Whirlpool Corp.	16,604
			38,584
		Household Products/Wares: 0.3%
200		Avery Dennison Corp.	13,586
390		Fortune Brands, Inc.	33,302
1,200		Kimberly-Clark Corp.	81,540
			128,428

Shares			Value
		Housewares: 0.1%
660		Newell Rubbermaid, Inc.	$19,107
			19,107
		Insurance: 4.9%
1,140	@@	ACE Ltd.	69,050
1,350		Aflac, Inc.	62,100
2,280		Allstate Corp.	148,451
390		AMBAC Financial Group, Inc.	34,737
6,870		American International Group, Inc.	492,304
810		AON Corp.	28,625
1,860		Chubb Corp.	98,413
370		Cigna Corp.	48,681
490		Cincinnati Financial Corp.	22,202
2,130		Genworth Financial, Inc.	72,867
1,080		Hartford Financial Services Group, Inc.	100,775
804		Lincoln National Corp.	53,386
1,670		Loews Corp.	69,255
600		Marsh & McLennan Cos., Inc.	18,396
440		MBIA, Inc.	32,146
2,670		Metlife, Inc.	157,557
310		MGIC Investment Corp.	19,387
910		Principal Financial Group	53,417
2,810		Progressive Corp.	68,058
1,680		Prudential Financial, Inc.	144,245
520		Safeco Corp.	32,526
2,500		St. Paul Travelers Cos., Inc.	134,225
290		Torchmark Corp.	18,490
860		UnumProvident Corp.	17,871
500	@@	XL Capital Ltd.	36,010
			2,033,174
		Internet: 0.6%
780	@	Amazon.com, Inc.	30,779
1,140	@	eBay, Inc.	34,280
190	@	Google, Inc.	87,491
600	@	InterActiveCorp	22,296
2,641	@	Symantec Corp.	55,065
870	@	VeriSign, Inc.	20,924
			250,835
		Iron/Steel: 0.3%
1,600		Nucor Corp.	87,456
520		United States Steel Corp.	38,033
			125,489
		Leisure Time: 0.3%
320		Brunswick Corp.	10,208
1,230		Carnival Corp.	60,332
710		Harley-Davidson, Inc.	50,034
320		Sabre Holdings Corp.	10,205
			130,779
		Lodging: 0.2%
400		Hilton Hotels Corp.	13,960
880		Marriott International, Inc.	41,994
240		Starwood Hotels & Resorts Worldwide, Inc.	15,000
474	@	Wyndham Worldwide Corp.	15,177
			86,131

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 8  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Machinery-Construction & Mining: 0.3%
1,740		Caterpillar, Inc.	$106,714
			106,714
		Machinery-Diversified: 0.3%
200		Cummins, Inc.	23,636
590		Deere & Co.	56,091
490		Rockwell Automation, Inc.	29,929
			109,656
		Media: 2.8%
2,740		CBS Corp.-Class B	85,433
1,320		Clear Channel Communications, Inc.	46,913
5,440	@	Comcast Corp.	230,275
2,600	@	DIRECTV Group, Inc.	64,844
320		EW Scripps Co.	15,981
600		Gannett Co., Inc.	36,276
1,580		McGraw-Hill Cos., Inc.	107,472
100		Meredith Corp.	5,635
8,310		News Corp., Inc.	178,499
660	@	Univision Communications, Inc.	23,377
700	@	Viacom, Inc.	28,721
9,240		Walt Disney Co.	316,655
			1,140,081
		Mining: 0.2%
540		Freeport-McMoRan Copper & Gold, Inc.	30,094
270		Phelps Dodge Corp.	32,324
220		Vulcan Materials Co.	19,771
			82,189
		Miscellaneous Manufacturing: 4.3%
1,890		3M Co.	147,288
320		Cooper Industries Ltd.	28,938
610		Danaher Corp.	44,188
540		Dover Corp.	26,471
1,310		Eastman Kodak Co.	33,798
640		Eaton Corp.	48,090
25,500		General Electric Co.	948,855
2,920		Honeywell International, Inc.	132,101
1,080		Illinois Tool Works, Inc.	49,885
910	@@	Ingersoll-Rand Co.	35,608
540		ITT Corp.	30,683
490		Leggett & Platt, Inc.	11,711
540		Parker Hannifin Corp.	41,515
320		Textron, Inc.	30,006
5,200	@@	Tyco International Ltd.	158,080
			1,767,217
		Office/Business Equipment: 0.3%
560		Pitney Bowes, Inc.	25,866
4,500	@	Xerox Corp.	76,275
			102,141
		Oil & Gas: 8.0%
1,080		Anadarko Petroleum Corp.	47,002
8,577		Chevron Corp.	630,667
3,543		ConocoPhillips	254,919
1,030		Devon Energy Corp.	69,092
560		EOG Resources, Inc.	34,972
22,860		ExxonMobil Corp.	1,751,762
1,330		Marathon Oil Corp.	123,025

Shares			Value
710	@,@@	Nabors Industries Ltd.	$21,144
300		Noble Corp.	22,845
2,680		Occidental Petroleum Corp.	130,864
490		Sunoco, Inc.	30,556
700	@	Transocean, Inc.	56,623
1,850		Valero Energy Corp.	94,646
810		XTO Energy, Inc.	38,111
			3,306,228
		Oil & Gas Services: 1.0%
720		Baker Hughes, Inc.	53,755
600		BJ Services Co.	17,592
4,000		Halliburton Co.	124,200
400	@	National Oilwell Varco, Inc.	24,472
2,570		Schlumberger Ltd.	162,321
300	@	Weatherford International Ltd.	12,537
			394,877
		Packaging & Containers: 0.2%
290		Ball Corp.	12,644
300		Bemis Co.	10,194
590	@	Pactiv Corp.	21,057
320		Sealed Air Corp.	20,774
			64,669
		Pharmaceuticals: 4.6%
3,820		Abbott Laboratories	186,072
190		Allergan, Inc.	22,751
840		AmerisourceBergen Corp.	37,766
320	@	Barr Pharmaceuticals, Inc.	16,038
2,000		Bristol-Myers Squibb Co.	52,640
1,070		Cardinal Health, Inc.	68,940
1,160		Caremark Rx, Inc.	66,248
1,100		Eli Lilly & Co.	57,310
360	@	Express Scripts, Inc.	25,776
1,160	@	Forest Laboratories, Inc.	58,696
1,250	@	Gilead Sciences, Inc.	81,163
160	@	Hospira, Inc.	5,373
930	@	King Pharmaceuticals, Inc.	14,806
760	@	Medco Health Solutions, Inc.	40,614
7,700		Merck & Co., Inc.	335,720
960		Mylan Laboratories	19,162
19,030		Pfizer, Inc.	492,877
5,450		Schering-Plough Corp.	128,838
320	@	Watson Pharmaceuticals, Inc.	8,330
3,560		Wyeth	181,275
			1,900,395
		Pipelines: 0.2%
1,400		El Paso Corp.	21,392
100		Kinder Morgan, Inc.	10,575
300		Questar Corp.	24,915
1,420		Williams Cos., Inc.	37,090
			93,972
		Real Estate: 0.1%
470	@	CB Richard Ellis Group, Inc.	15,604
502	@	Realogy Corp.	15,221
			30,825
		Real Estate Investment Trusts: 0.3%
320		Apartment Investment & Management Co.	17,926
100		Boston Properties, Inc.	11,188

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 8  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Real Estate Investment Trusts (continued)
900		Equity Office Properties Trust	$43,353
200		Prologis	12,154
120		Public Storage, Inc.	11,700
200		Simon Property Group, Inc.	20,258
100		Vornado Realty Trust	12,150
			128,729
		Retail: 4.6%
100	@	Autozone, Inc.	11,556
660	@	Bed Bath & Beyond, Inc.	25,146
1,140		Best Buy Co., Inc.	56,077
500	@	Big Lots, Inc.	11,460
490		Circuit City Stores, Inc.	9,300
1,220		Costco Wholesale Corp.	64,501
1,980		CVS Corp.	61,202
410		Darden Restaurants, Inc.	16,470
200		Dillard's, Inc.	6,994
740		Family Dollar Stores, Inc.	21,704
2,380		Federated Department Stores, Inc.	90,749
2,520		Gap, Inc.	49,140
2,110		Home Depot, Inc.	84,738
610		JC Penney Co., Inc.	47,190
1,480	@	Kohl's Corp.	101,276
810		Limited Brands, Inc.	23,441
4,220		Lowe's Cos., Inc.	131,453
3,240		McDonald's Corp.	143,629
1,060		Nordstrom, Inc.	52,300
1,280	@	Office Depot, Inc.	48,858
350		OfficeMax, Inc.	17,378
400		RadioShack Corp.	6,712
210	@	Sears Holding Corp.	35,265
1,960		Staples, Inc.	52,332
1,960	@	Starbucks Corp.	69,423
2,080		Target Corp.	118,664
1,920		TJX Cos., Inc.	54,758
2,680		Walgreen Co.	122,985
6,450		Wal-Mart Stores, Inc.	297,861
440		Wendy's International, Inc.	14,560
730		Yum! Brands, Inc.	42,924
			1,890,046
		Savings & Loans: 0.3%
2,580		Washington Mutual, Inc.	117,364
			117,364
		Semiconductors: 1.7%
1,940	@	Advanced Micro Devices, Inc.	39,479
1,630	@	Altera Corp.	32,078
1,130		Analog Devices, Inc.	37,143
3,840		Applied Materials, Inc.	70,848
14,270	@	Intel Corp.	288,968
500		KLA-Tencor Corp.	24,875
710		Linear Technology Corp.	21,527
1,730	@	LSI Logic Corp.	15,570
660		Maxim Integrated Products	20,209
3,390	@	Micron Technology, Inc.	47,324
720		National Semiconductor Corp.	16,344
550	@	Novellus Systems, Inc.	18,931
850	@	Nvidia Corp.	31,459
660	@	QLogic Corp.	14,467

Shares			Value
700	@	Teradyne, Inc.	$10,472
910		Xilinx, Inc.	21,667
			711,361
		Software: 3.2%
1,540	@	Adobe Systems, Inc.	63,325
620	@	Autodesk, Inc.	25,085
1,520		Automatic Data Processing, Inc.	74,860
910	@	BMC Software, Inc.	29,302
1,200		CA, Inc.	27,180
560	@	Citrix Systems, Inc.	15,148
1,710	@	Compuware Corp.	14,244
810	@	Electronic Arts, Inc.	40,792
410		Fidelity National Information Services, Inc.	16,437
2,110		First Data Corp.	53,847
540	@	Fiserv, Inc.	28,307
500		IMS Health, Inc.	13,740
780	@	Intuit, Inc.	23,798
22,800		Microsoft Corp.	680,808
710	@	Novell, Inc.	4,402
10,490	@	Oracle Corp.	179,799
930		Paychex, Inc.	36,772
			1,327,846
		Telecommunications: 5.8%
970		Alltel Corp.	58,666
10,143		AT&T, Inc.	362,612
1,640	@	Avaya, Inc.	22,927
4,840		BellSouth Corp.	228,012
440		CenturyTel, Inc.	19,210
27,170	@	Cisco Systems, Inc.	742,550
830		Citizens Communications Co.	11,927
500	@	Comverse Technology, Inc.	10,555
3,870	@	Corning, Inc.	72,408
477		Embarq Corp.	25,071
1,500	@	Juniper Networks, Inc.	28,410
8,620		Motorola, Inc.	177,227
4,340		Qualcomm, Inc.	164,009
4,200	@	Qwest Communications International, Inc.	35,154
7,623		Sprint Nextel Corp.	143,998
1,420	@	Tellabs, Inc.	14,569
7,160		Verizon Communications, Inc.	266,638
1,079		Windstream Corp.	15,343
			2,399,286
		Textiles: 0.1%
490		Cintas Corp.	19,458
			19,458
		Toys/Games/Hobbies: 0.1%
660		Hasbro, Inc.	17,985
1,230		Mattel, Inc.	27,872
			45,857

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 8  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Transportation: 0.8%
930		Burlington Northern Santa Fe Corp.	$68,643
1,180		CSX Corp.	40,627
870		FedEx Corp.	94,499
1,090		Norfolk Southern Corp.	54,816
200		Ryder System, Inc.	10,212
770		Union Pacific Corp.	70,855
			339,652
		Total Common Stock (Cost $31,529,808)	34,741,489
Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.7%
		Federal National Mortgage Association: 8.3%
$4,417,000	^	5.320%, due 05/15/12	3,423,754
			3,423,754
		Other U.S. Agency Obligations: 5.4%
1,731,000	^	FICO STRIP, 5.320%, due 05/11/12	1,342,562
1,130,000	^	FICO STRIP, 5.400%, due 03/26/12	878,186
			2,220,748
		Total U.S. Government Agency Obligations (Cost $5,886,780)	5,644,502
U.S. TREASURY OBLIGATIONS: 1.2%
		U.S. Treasury STRIP: 1.2%
653,000	^	4.630%, due 08/15/12	504,837
		Total U.S. Treasury Obligations (Cost $510,850)	504,837
		Total Long-Term Investments (Cost $37,927,438)	40,890,828

SHORT-TERM INVESTMENTS: 0.8%
	Repurchase Agreement: 0.8%
307,000	Goldman Sachs Repurchase Agreement dated 12/29/06, 5.220%, due 01/02/07, $307,178 to be received upon repurchase (Collateralized by $315,000 Federal Home Loan Mortgage Corporation, Discount Note, Market Value $313,425, due 02/02/07)	307,000
	Total Short-Term Investments (Cost $307,000)	307,000

Total Investments in Securities (Cost $38,234,438)*	100.1%	$41,197,828
Other Assets and Liabilities - Net	(0.1)	(26,170)
Net Assets	100.0%	$41,171,658

@  Non-income producing security

@@  Foreign Issuer

STRIP  Seperate Trading of Registered Interest and Principal of Securities

^  Interest Only Security

*  Cost for federal income tax purposes is $38,615,681.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,254,743
Gross Unrealized Depreciation	(672,596)
Net Unrealized Appreciation	$2,582,147

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 9  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 77.7%
		Advertising: 0.2%
610		Omnicom Group	$63,769
			63,769
		Aerospace/Defense: 1.7%
1,450		Boeing Co.	128,818
720		General Dynamics Corp.	53,532
300		Goodrich Corp.	13,665
360		L-3 Communications Holdings, Inc.	29,441
680		Lockheed Martin Corp.	62,608
700		Northrop Grumman Corp.	47,390
1,360		Raytheon Co.	71,808
120		Rockwell Collins, Inc.	7,595
1,690		United Technologies Corp.	105,659
			520,516
		Agriculture: 1.2%
3,530		Altria Group, Inc.	302,945
1,100		Archer-Daniels-Midland Co.	35,156
380		Reynolds American, Inc.	24,879
300		UST, Inc.	17,460
			380,440
		Airlines: 0.1%
1,550		Southwest Airlines Co.	23,746
			23,746
		Apparel: 0.4%
1,200	@	Coach, Inc.	51,552
310		Jones Apparel Group, Inc.	10,363
210		Liz Claiborne, Inc.	9,127
470		Nike, Inc.	46,544
120		VF Corp.	9,850
			127,436
		Auto Manufacturers: 0.4%
4,520		Ford Motor Co.	33,945
1,000		General Motors Corp.	30,720
725		Paccar, Inc.	47,053
			111,718
		Auto Parts & Equipment: 0.1%
620	@	Goodyear Tire & Rubber Co.	13,014
370		Johnson Controls, Inc.	31,790
			44,804
		Banks: 5.8%
10,247		Bank of America Corp.	547,087
1,520		Bank of New York Co., Inc.	59,842
940		BB&T Corp.	41,294
732		Capital One Financial Corp.	56,232
490		Comerica, Inc.	28,753
280		Compass Bancshares, Inc.	16,702
900		Fifth Third Bancorp.	36,837
300		First Horizon National Corp.	12,534
470		Huntington Bancshares, Inc.	11,163
730		Keycorp	27,762
140		M&T Bank Corp.	17,102
420		Marshall & Ilsley Corp.	20,206
720		Mellon Financial Corp.	30,348
1,400		National City Corp.	51,184
400		Northern Trust Corp.	24,276
590		PNC Financial Services Group, Inc.	43,684

Shares			Value
1,769		Regions Financial Corp.	$66,161
690		State Street Corp.	46,534
760		SunTrust Banks, Inc.	64,182
590		Synovus Financial Corp.	18,190
3,310		US Bancorp.	119,789
3,421		Wachovia Corp.	194,826
5,960		Wells Fargo & Co.	211,938
220		Zions Bancorp.	18,137
			1,764,763
		Beverages: 1.7%
2,030		Anheuser-Busch Cos., Inc.	99,876
120		Brown-Forman Corp.	7,949
3,710		Coca-Cola Co.	179,008
890		Coca-Cola Enterprises, Inc.	18,174
100		Molson Coors Brewing Co.	7,644
440		Pepsi Bottling Group, Inc.	13,600
2,970		PepsiCo, Inc.	185,774
			512,025
		Biotechnology: 0.7%
2,100	@	Amgen, Inc.	143,451
630	@	Biogen Idec, Inc.	30,990
300	@	Celgene Corp.	17,259
210	@	Genzyme Corp.	12,932
200	@	Medimmune, Inc.	6,474
			211,106
		Building Materials: 0.1%
100		American Standard Cos., Inc.	4,585
880		Masco Corp.	26,286
			30,871
		Chemicals: 1.3%
170		Air Products & Chemicals, Inc.	11,948
100		Ashland, Inc.	6,918
1,990		Dow Chemical Co.	79,481
100		Eastman Chemical Co.	5,931
400		Ecolab, Inc.	18,080
1,900		EI DuPont de Nemours & Co.	92,549
300	@	Hercules, Inc.	5,793
220		International Flavors & Fragrances, Inc.	10,815
1,120		Monsanto Co.	58,834
400		PPG Industries, Inc.	25,684
700		Praxair, Inc.	41,531
430		Rohm & Haas Co.	21,982
380		Sherwin-Williams Co.	24,160
100		Sigma-Aldrich Corp.	7,772
			411,478
		Coal: 0.1%
540		Peabody Energy Corp.	21,821
			21,821
		Commercial Services: 0.7%
500	@	Apollo Group, Inc.	19,485
400	@	Convergys Corp.	9,512
390		Equifax, Inc.	15,834
560		H&R Block, Inc.	12,902
940		McKesson Corp.	47,658
250	@	Monster Worldwide, Inc.	11,660
620		Moody's Corp.	42,817
100		Robert Half International, Inc.	3,712

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 9  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Commercial Services (continued)
420		RR Donnelley & Sons Co.	$14,927
1,490		Western Union Co.	33,406
			211,913
		Computers: 3.5%
250	@	Affiliated Computer Services, Inc.	12,210
90	@	Cognizant Technology Solutions Corp.	6,944
410	@	Computer Sciences Corp.	21,882
6,490	@	Dell, Inc.	162,834
980		Electronic Data Systems Corp.	26,999
4,460	@	EMC Corp.	58,872
7,810		Hewlett-Packard Co.	321,694
3,460		International Business Machines Corp.	336,139
180	@	Lexmark International, Inc.	13,176
410	@	NCR Corp.	17,532
760	@	Network Appliance, Inc.	29,853
350	@	Sandisk Corp.	15,061
6,800	@	Sun Microsystems, Inc.	36,856
860	@	Unisys Corp.	6,742
			1,066,794
		Cosmetics/Personal Care: 1.5%
800		Avon Products, Inc.	26,432
940		Colgate-Palmolive Co.	61,326
300		Estee Lauder Cos., Inc.	12,246
5,664		Procter & Gamble Co.	364,025
			464,029
		Distribution/Wholesale: 0.0%
190		WW Grainger, Inc.	13,289
			13,289
		Diversified Financial Services: 7.2%
2,180		American Express Co.	132,261
566		Ameriprise Financial, Inc.	30,847
200		Bear Stearns Cos., Inc.	32,556
1,850		Charles Schwab Corp.	35,779
70		Chicago Mercantile Exchange Holdings, Inc.	35,683
650		CIT Group, Inc.	36,251
11,170		Citigroup, Inc.	622,169
1,110		Countrywide Financial Corp.	47,120
930	@	E*Trade Financial Corp.	20,851
1,870		Fannie Mae	111,059
210		Federated Investors, Inc.	7,094
290		Franklin Resources, Inc.	31,949
1,250		Freddie Mac	84,875
700		Goldman Sachs Group, Inc.	139,545
400		Janus Capital Group, Inc.	8,636
7,850		JPMorgan Chase & Co.	379,155
1,000		Lehman Brothers Holdings, Inc.	78,120
1,510		Merrill Lynch & Co., Inc.	140,581
2,050		Morgan Stanley	166,932
740		SLM Corp.	36,090
560		T. Rowe Price Group, Inc.	24,511
			2,202,064
		Electric: 2.2%
1,630	@	AES Corp.	35,925
350	@	Allegheny Energy, Inc.	16,069
500		Ameren Corp.	26,865

Shares			Value
960		American Electric Power Co., Inc.	$40,877
880		Centerpoint Energy, Inc.	14,590
660	@	CMS Energy Corp.	11,022
490		Constellation Energy Group, Inc.	33,746
400		DTE Energy Co.	19,364
1,000	@	Dynegy, Inc.	7,240
790		Edison International	35,929
500		Entergy Corp.	46,160
650		Exelon Corp.	40,229
750		FirstEnergy Corp.	45,225
400		FPL Group, Inc.	21,768
820		PG&E Corp.	38,811
310		Pinnacle West Capital Corp.	15,714
900		PPL Corp.	32,256
600		Progress Energy, Inc.	29,448
290		Public Service Enterprise Group, Inc.	19,250
1,750		Southern Co.	64,505
500		TECO Energy, Inc.	8,615
1,090		TXU Corp.	59,089
1,000		Xcel Energy, Inc.	23,060
			685,757
		Electrical Components & Equipment: 0.2%
1,480		Emerson Electric Co.	65,253
300		Molex, Inc.	9,489
			74,742
		Electronics: 0.4%
720	@	Agilent Technologies, Inc.	25,092
440		Applera Corp.-Applied Biosystems Group	16,144
410		Jabil Circuit, Inc.	10,066
340		PerkinElmer, Inc.	7,558
1,600	@	Solectron Corp.	5,152
500		Symbol Technologies, Inc.	7,470
200		Tektronix, Inc.	5,834
860	@	Thermo Electron Corp.	38,949
310	@	Waters Corp.	15,181
			131,446
		Entertainment: 0.0%
300		International Game Technology	13,860
			13,860
		Environmental Control: 0.2%
500	@	Allied Waste Industries, Inc.	6,145
1,420	@	Waste Management, Inc.	52,213
			58,358
		Food: 1.0%
730		Campbell Soup Co.	28,390
1,000		ConAgra Foods, Inc.	27,000
300	@	Dean Foods Co.	12,684
1,080		General Mills, Inc.	62,208
300		Hershey Co.	14,940
730		HJ Heinz Co.	32,857
530		Kellogg Co.	26,532
1,480		Kroger Co.	34,144
350		McCormick & Co., Inc.	13,496
750		Safeway, Inc.	25,920
580		Sara Lee Corp.	9,877

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 9  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Food (continued)
129		Supervalu, Inc.	$4,612
300		Whole Foods Market, Inc.	14,079
			306,739
		Forest Products & Paper: 0.3%
900		International Paper Co.	30,690
460		MeadWestvaco Corp.	13,828
310		Plum Creek Timber Co., Inc.	12,354
390		Temple-Inland, Inc.	17,952
210		Weyerhaeuser Co.	14,837
			89,661
		Gas: 0.2%
400		KeySpan Corp.	16,472
120		Nicor, Inc.	5,616
700		NiSource, Inc.	16,870
630		Sempra Energy	35,305
			74,263
		Hand/Machine Tools: 0.1%
110		Black & Decker Corp.	8,797
200		Snap-On, Inc.	9,528
190		Stanley Works	9,555
			27,880
		Healthcare-Products: 2.3%
100		Bausch & Lomb, Inc.	5,206
1,240		Baxter International, Inc.	57,524
570		Becton Dickinson & Co.	39,986
2,200	@	Boston Scientific Corp.	37,796
250		CR Bard, Inc.	20,743
5,160		Johnson & Johnson	340,663
2,100		Medtronic, Inc.	112,371
300	@	Patterson Cos., Inc.	10,653
310	@	St. Jude Medical, Inc.	11,334
600		Stryker Corp.	33,066
500	@	Zimmer Holdings, Inc.	39,190
			708,532
		Healthcare-Services: 1.5%
1,260		Aetna, Inc.	54,407
555	@	Coventry Health Care, Inc.	27,778
530	@	Humana, Inc.	29,314
300	@	Laboratory Corp. of America Holdings	22,041
90		Manor Care, Inc.	4,223
350		Quest Diagnostics	18,550
3,780		UnitedHealth Group, Inc.	203,099
1,450	@	WellPoint, Inc.	114,101
			473,513
		Home Builders: 0.0%
100		Lennar Corp.	5,246
			5,246
		Home Furnishings: 0.1%
100		Harman International Industries, Inc.	9,991
180		Whirlpool Corp.	14,944
			24,935

Shares			Value
		Household Products/Wares: 0.3%
200		Avery Dennison Corp.	$13,586
100		Clorox Co.	6,415
330		Fortune Brands, Inc.	28,179
780		Kimberly-Clark Corp.	53,001
			101,181
		Housewares: 0.1%
570		Newell Rubbermaid, Inc.	16,502
			16,502
		Insurance: 4.4%
660	@@	ACE Ltd.	39,976
770		Aflac, Inc.	35,420
1,590		Allstate Corp.	103,525
320		AMBAC Financial Group, Inc.	28,502
4,660		American International Group, Inc.	333,936
720		AON Corp.	25,445
1,090		Chubb Corp.	57,672
250		Cigna Corp.	32,893
370		Cincinnati Financial Corp.	16,765
1,400		Genworth Financial, Inc.	47,894
720		Hartford Financial Services Group, Inc.	67,183
649		Lincoln National Corp.	43,094
1,110		Loews Corp.	46,032
400		Marsh & McLennan Cos., Inc.	12,264
350		MBIA, Inc.	25,571
1,690		Metlife, Inc.	99,727
230		MGIC Investment Corp.	14,384
510		Principal Financial Group	29,937
1,920		Progressive Corp.	46,502
1,030		Prudential Financial, Inc.	88,436
230		Safeco Corp.	14,387
1,760		St. Paul Travelers Cos., Inc.	94,494
230		Torchmark Corp.	14,665
820		UnumProvident Corp.	17,040
400	@@	XL Capital Ltd.	28,808
			1,364,552
		Internet: 0.7%
600	@	Amazon.com, Inc.	23,676
770	@	eBay, Inc.	23,154
200	@	Google, Inc.	92,096
400	@	InterActiveCorp	14,864
2,070	@	Symantec Corp.	43,160
500	@	VeriSign, Inc.	12,025
			208,975
		Iron/Steel: 0.3%
1,060		Nucor Corp.	57,940
440		United States Steel Corp.	32,182
			90,122
		Leisure Time: 0.3%
240		Brunswick Corp.	7,656
730		Carnival Corp.	35,807
490		Harley-Davidson, Inc.	34,530
400		Sabre Holdings Corp.	12,756
			90,749

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 9  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Lodging: 0.2%
300		Hilton Hotels Corp.	$10,470
580		Marriott International, Inc.	27,678
130		Starwood Hotels & Resorts Worldwide, Inc.	8,125
440	@	Wyndham Worldwide Corp.	14,089
			60,362
		Machinery-Construction & Mining: 0.2%
1,200		Caterpillar, Inc.	73,596
			73,596
		Machinery-Diversified: 0.3%
190		Cummins, Inc.	22,454
400		Deere & Co.	38,028
390		Rockwell Automation, Inc.	23,821
			84,303
		Media: 2.2%
2,030		CBS Corp.-Class B	63,295
860		Clear Channel Communications, Inc.	30,564
3,700	@	Comcast Corp.	156,621
200		EW Scripps Co.	9,988
500		Gannett Co., Inc.	30,230
920		McGraw-Hill Cos., Inc.	62,578
100		Meredith Corp.	5,635
4,500		News Corp., Inc.	96,660
200		Tribune Co.	6,156
450	@	Univision Communications, Inc.	15,939
500	@	Viacom, Inc.	20,515
4,870		Walt Disney Co.	166,895
			665,076
		Mining: 0.2%
440		Freeport-McMoRan Copper & Gold, Inc.	24,521
220		Phelps Dodge Corp.	26,338
180		Vulcan Materials Co.	16,177
			67,036
		Miscellaneous Manufacturing: 4.2%
1,390		3M Co.	108,323
300		Cooper Industries Ltd.	27,129
520		Danaher Corp.	37,669
400		Dover Corp.	19,608
800		Eastman Kodak Co.	20,640
490		Eaton Corp.	36,819
18,310		General Electric Co.	681,315
2,150		Honeywell International, Inc.	97,266
720		Illinois Tool Works, Inc.	33,257
580	@@	Ingersoll-Rand Co.	22,695
370		ITT Corp.	21,023
350		Leggett & Platt, Inc.	8,365
380		Parker Hannifin Corp.	29,214
320		Textron, Inc.	30,006
3,700	@@	Tyco International Ltd.	112,480
			1,285,809
		Office/Business Equipment: 0.2%
470		Pitney Bowes, Inc.	21,709
3,100	@	Xerox Corp.	52,545
			74,254

Shares			Value
		Oil & Gas: 7.1%
780		Anadarko Petroleum Corp.	$33,946
5,430		Chevron Corp.	399,268
2,559		ConocoPhillips	184,120
720		Devon Energy Corp.	48,298
550		EOG Resources, Inc.	34,348
14,830		ExxonMobil Corp.	1,136,423
820		Marathon Oil Corp.	75,850
580	@,@@	Nabors Industries Ltd.	17,272
200		Noble Corp.	15,230
1,420		Occidental Petroleum Corp.	69,339
400		Sunoco, Inc.	24,944
600	@	Transocean, Inc.	48,534
1,330		Valero Energy Corp.	68,043
600		XTO Energy, Inc.	28,230
			2,183,845
		Oil & Gas Services: 1.0%
600		Baker Hughes, Inc.	44,796
500		BJ Services Co.	14,660
2,980		Halliburton Co.	92,529
300	@	National Oilwell Varco, Inc.	18,354
1,850		Schlumberger Ltd.	116,846
200	@	Weatherford International Ltd.	8,358
			295,543
		Packaging & Containers: 0.2%
280		Ball Corp.	12,208
200		Bemis Co.	6,796
400	@	Pactiv Corp.	14,276
210		Sealed Air Corp.	13,633
			46,913
		Pharmaceuticals: 4.2%
2,840		Abbott Laboratories	138,336
120		Allergan, Inc.	14,369
600		AmerisourceBergen Corp.	26,976
300	@	Barr Pharmaceuticals, Inc.	15,036
1,600		Bristol-Myers Squibb Co.	42,112
700		Cardinal Health, Inc.	45,101
810		Caremark Rx, Inc.	46,259
700		Eli Lilly & Co.	36,470
410	@	Express Scripts, Inc.	29,356
760	@	Forest Laboratories, Inc.	38,456
860	@	Gilead Sciences, Inc.	55,840
120	@	Hospira, Inc.	4,030
870	@	King Pharmaceuticals, Inc.	13,850
620	@	Medco Health Solutions, Inc.	33,133
4,930		Merck & Co., Inc.	214,948
540		Mylan Laboratories	10,778
12,240		Pfizer, Inc.	317,016
3,750		Schering-Plough Corp.	88,650
250	@	Watson Pharmaceuticals, Inc.	6,508
2,490		Wyeth	126,791
			1,304,015
		Pipelines: 0.2%
1,200		El Paso Corp.	18,336
100		Kinder Morgan, Inc.	10,575
850		Williams Cos., Inc.	22,202
			51,113

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 9  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Real Estate: 0.1%
380	@	CB Richard Ellis Group, Inc.	$12,616
401	@	Realogy Corp.	12,158
			24,774
		Real Estate Investment Trusts: 0.4%
210		Apartment Investment & Management Co.	11,764
100		Boston Properties, Inc.	11,188
660		Equity Office Properties Trust	31,792
200		Prologis	12,154
110		Public Storage, Inc.	10,725
200		Simon Property Group, Inc.	20,258
100		Vornado Realty Trust	12,150
			110,031
		Retail: 4.4%
80	@	Autozone, Inc.	9,245
610	@	Bed Bath & Beyond, Inc.	23,241
770		Best Buy Co., Inc.	37,876
350	@	Big Lots, Inc.	8,022
430		Circuit City Stores, Inc.	8,161
870		Costco Wholesale Corp.	45,997
1,600		CVS Corp.	49,456
230		Darden Restaurants, Inc.	9,239
490		Family Dollar Stores, Inc.	14,372
1,700		Federated Department Stores, Inc.	64,821
1,750		Gap, Inc.	34,125
1,620		Home Depot, Inc.	65,059
550		JC Penney Co., Inc.	42,548
1,060	@	Kohl's Corp.	72,536
650		Limited Brands, Inc.	18,811
2,810		Lowe's Cos., Inc.	87,532
2,270		McDonald's Corp.	100,629
730		Nordstrom, Inc.	36,018
930	@	Office Depot, Inc.	35,498
200		OfficeMax, Inc.	9,930
300		RadioShack Corp.	5,034
150	@	Sears Holding Corp.	25,190
1,260		Staples, Inc.	33,642
1,290	@	Starbucks Corp.	45,692
1,680		Target Corp.	95,844
1,010		TJX Cos., Inc.	28,805
1,890		Walgreen Co.	86,732
4,340		Wal-Mart Stores, Inc.	200,421
340		Wendy's International, Inc.	11,251
550		Yum! Brands, Inc.	32,340
			1,338,067
		Savings & Loans: 0.3%
1,886		Washington Mutual, Inc.	85,794
			85,794
		Semiconductors: 1.7%
1,500	@	Advanced Micro Devices, Inc.	30,525
1,120	@	Altera Corp.	22,042
830		Analog Devices, Inc.	27,282
2,680		Applied Materials, Inc.	49,446
10,200	@	Intel Corp.	206,550
400		KLA-Tencor Corp.	19,900
680		Linear Technology Corp.	20,618
970	@	LSI Logic Corp.	8,730
740		Maxim Integrated Products	22,659
2,350	@	Micron Technology, Inc.	32,806

Shares			Value
920		National Semiconductor Corp.	$20,884
200	@	Novellus Systems, Inc.	6,884
640	@	Nvidia Corp.	23,686
380	@	QLogic Corp.	8,330
500	@	Teradyne, Inc.	7,480
600		Xilinx, Inc.	14,286
			522,108
		Software: 3.0%
1,010	@	Adobe Systems, Inc.	41,531
410	@	Autodesk, Inc.	16,589
1,050		Automatic Data Processing, Inc.	51,713
710	@	BMC Software, Inc.	22,862
890		CA, Inc.	20,159
290	@	Citrix Systems, Inc.	7,845
930	@	Compuware Corp.	7,747
630	@	Electronic Arts, Inc.	31,727
350		Fidelity National Information Services, Inc.	14,032
1,490		First Data Corp.	38,025
430	@	Fiserv, Inc.	22,541
360		IMS Health, Inc.	9,893
550	@	Intuit, Inc.	16,781
15,340		Microsoft Corp.	458,052
700	@	Novell, Inc.	4,340
7,570	@	Oracle Corp.	129,750
670		Paychex, Inc.	26,492
			920,079
		Telecommunications: 5.4%
700		Alltel Corp.	42,336
6,900		AT&T, Inc.	246,675
1,280	@	Avaya, Inc.	17,894
3,240		BellSouth Corp.	152,636
370		CenturyTel, Inc.	16,154
17,450	@	Cisco Systems, Inc.	476,887
600		Citizens Communications Co.	8,622
400	@	Comverse Technology, Inc.	8,444
2,920	@	Corning, Inc.	54,633
342		Embarq Corp.	17,976
1,100	@	Juniper Networks, Inc.	20,834
6,170		Motorola, Inc.	126,855
3,050		Qualcomm, Inc.	115,260
2,900	@	Qwest Communications International, Inc.	24,273
5,490		Sprint Nextel Corp.	103,706
1,100	@	Tellabs, Inc.	11,286
5,140		Verizon Communications, Inc.	191,414
906		Windstream Corp.	12,883
			1,648,768
		Textiles: 0.0%
380		Cintas Corp.	15,090
			15,090
		Toys/Games/Hobbies: 0.1%
550		Hasbro, Inc.	14,988
720		Mattel, Inc.	16,315
			31,303

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 9  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Transportation: 0.8%
720		Burlington Northern Santa Fe Corp.	$53,143
820		CSX Corp.	28,233
570		FedEx Corp.	61,913
780		Norfolk Southern Corp.	39,226
100		Ryder System, Inc.	5,106
560		Union Pacific Corp.	51,531
			239,152
		Total Common Stock (Cost $21,532,818)	23,856,626
Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.9%
		Federal National Mortgage Association: 13.9%
$5,700,000	^	5.600%, due 11/15/12	4,272,868
		Total U.S. Government Agency Obligations (Cost $4,453,848)	4,272,868
U.S. TREASURY OBLIGATIONS: 7.2%
		U.S. Treasury STRIP: 7.2%
2,843,000	^	4.630%, due 08/15/12	2,197,935
		Total U.S. Treasury Obligations (Cost $2,214,004)	2,197,935
		Total Long-Term Investments (Cost $28,200,670)	30,327,429

Principal Amount		Value
SHORT-TERM INVESTMENTS: 1.3%
	Repurchase Agreement: 1.3%
$384,000	Goldman Sachs Repurchase Agreement dated 12/29/06, 5.220%, due 01/02/07, $384,223 to be received upon repurchase (Collateralized by $394,000 Federal Home Loan Mortgage Corporation, Discount Note, Market Value $392,030, due 02/02/07)	$384,000
Total Short-Term Investments (Cost $384,000)		384,000

Total Investments in Securities (Cost $28,584,670)*	100.1%	$30,711,429
Other Assets and Liabilities - Net	(0.1)	(17,046)
Net Assets	100.0%	$30,694,383

@  Non-income producing security

@@  Foreign Issuer

STRIP  Seperate Trading of Registered Interest and Principal of Securities

^  Interest Only Security

*  Cost for federal income tax purposes is $28,917,638.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,338,449
Gross Unrealized Depreciation	(544,658)
Net Unrealized Appreciation	$1,793,791

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 10  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 75.2%
		Advertising: 0.2%
480		Omnicom Group	$50,179
			50,179
		Aerospace/Defense: 1.6%
1,200		Boeing Co.	106,608
640		General Dynamics Corp.	47,584
180		Goodrich Corp.	8,199
250		L-3 Communications Holdings, Inc.	20,445
530		Lockheed Martin Corp.	48,797
590		Northrop Grumman Corp.	39,943
1,340		Raytheon Co.	70,752
140		Rockwell Collins, Inc.	8,861
1,630		United Technologies Corp.	101,908
			453,097
		Agriculture: 1.3%
3,300		Altria Group, Inc.	283,206
990		Archer-Daniels-Midland Co.	31,640
340		Reynolds American, Inc.	22,260
280		UST, Inc.	16,296
			353,402
		Airlines: 0.1%
1,330		Southwest Airlines Co.	20,376
			20,376
		Apparel: 0.4%
1,070	@	Coach, Inc.	45,967
200		Jones Apparel Group, Inc.	6,686
200		Liz Claiborne, Inc.	8,692
340		Nike, Inc.	33,670
120		VF Corp.	9,850
			104,865
		Auto Manufacturers: 0.3%
2,760		Ford Motor Co.	20,728
840		General Motors Corp.	25,805
630		Paccar, Inc.	40,887
			87,420
		Auto Parts & Equipment: 0.2%
480	@	Goodyear Tire & Rubber Co.	10,075
380		Johnson Controls, Inc.	32,650
			42,725
		Banks: 5.6%
9,122		Bank of America Corp.	487,024
1,340		Bank of New York Co., Inc.	52,756
900		BB&T Corp.	39,537
663		Capital One Financial Corp.	50,932
380		Comerica, Inc.	22,298
200		Compass Bancshares, Inc.	11,930
860		Fifth Third Bancorp.	35,200
200		First Horizon National Corp.	8,356
390		Huntington Bancshares, Inc.	9,263
600		Keycorp	22,818
120		M&T Bank Corp.	14,659
480		Marshall & Ilsley Corp.	23,093
730		Mellon Financial Corp.	30,770
1,300		National City Corp.	47,528
280		Northern Trust Corp.	16,993
520		PNC Financial Services Group, Inc.	38,501

Shares			Value
1,660		Regions Financial Corp.	$62,084
580		State Street Corp.	39,115
590		SunTrust Banks, Inc.	49,826
480		Synovus Financial Corp.	14,798
2,670		US Bancorp.	96,627
3,049		Wachovia Corp.	173,641
5,320		Wells Fargo & Co.	189,179
150		Zions Bancorp.	12,366
			1,549,294
		Beverages: 1.6%
1,770		Anheuser-Busch Cos., Inc.	87,084
120		Brown-Forman Corp.	7,949
3,150		Coca-Cola Co.	151,988
480		Coca-Cola Enterprises, Inc.	9,802
100		Molson Coors Brewing Co.	7,644
380		Pepsi Bottling Group, Inc.	11,746
2,560		PepsiCo, Inc.	160,128
			436,341
		Biotechnology: 0.7%
1,850	@	Amgen, Inc.	126,374
620	@	Biogen Idec, Inc.	30,498
250	@	Celgene Corp.	14,383
140	@	Genzyme Corp.	8,621
200	@	Medimmune, Inc.	6,474
			186,350
		Building Materials: 0.1%
90		American Standard Cos., Inc.	4,127
730		Masco Corp.	21,805
			25,932
		Chemicals: 1.3%
160		Air Products & Chemicals, Inc.	11,245
100		Ashland, Inc.	6,918
1,830		Dow Chemical Co.	73,090
100		Eastman Chemical Co.	5,931
300		Ecolab, Inc.	13,560
1,650		EI DuPont de Nemours & Co.	80,372
200		International Flavors & Fragrances, Inc.	9,832
1,020		Monsanto Co.	53,581
300		PPG Industries, Inc.	19,263
590		Praxair, Inc.	35,005
360		Rohm & Haas Co.	18,403
300		Sherwin-Williams Co.	19,074
100		Sigma-Aldrich Corp.	7,772
			354,046
		Coal: 0.1%
460		Peabody Energy Corp.	18,589
			18,589
		Commercial Services: 0.7%
390	@	Apollo Group, Inc.	15,198
310	@	Convergys Corp.	7,372
380		Equifax, Inc.	15,428
460		H&R Block, Inc.	10,598
900		McKesson Corp.	45,630
200	@	Monster Worldwide, Inc.	9,328
590		Moody's Corp.	40,745
310		Robert Half International, Inc.	11,507
380		RR Donnelley & Sons Co.	13,505

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 10  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Commercial Services (continued)
1,240		Western Union Co.	$27,801
			197,112
		Computers: 3.4%
170	@	Affiliated Computer Services, Inc.	8,303
40	@	Cognizant Technology Solutions Corp.	3,086
340	@	Computer Sciences Corp.	18,146
5,770	@	Dell, Inc.	144,769
810		Electronic Data Systems Corp.	22,316
4,040	@	EMC Corp.	53,328
6,930		Hewlett-Packard Co.	285,447
3,080		International Business Machines Corp.	299,222
180	@	Lexmark International, Inc.	13,176
380	@	NCR Corp.	16,249
590	@	Network Appliance, Inc.	23,175
330	@	Sandisk Corp.	14,200
5,520	@	Sun Microsystems, Inc.	29,918
590	@	Unisys Corp.	4,626
			935,961
		Cosmetics/Personal Care: 1.5%
740		Avon Products, Inc.	24,450
850		Colgate-Palmolive Co.	55,454
380		Estee Lauder Cos., Inc.	15,512
5,020		Procter & Gamble Co.	322,635
			418,051
		Distribution/Wholesale: 0.0%
110		WW Grainger, Inc.	7,693
			7,693
		Diversified Financial Services: 7.1%
1,900		American Express Co.	115,273
390		Ameriprise Financial, Inc.	21,255
200		Bear Stearns Cos., Inc.	32,556
1,810		Charles Schwab Corp.	35,005
60		Chicago Mercantile Exchange Holdings, Inc.	30,585
580		CIT Group, Inc.	32,347
9,930		Citigroup, Inc.	553,101
960		Countrywide Financial Corp.	40,752
730	@	E*Trade Financial Corp.	16,367
1,520		Fannie Mae	90,273
200		Federated Investors, Inc.	6,756
310		Franklin Resources, Inc.	34,153
1,190		Freddie Mac	80,801
660		Goldman Sachs Group, Inc.	131,571
380		Janus Capital Group, Inc.	8,204
6,980		JPMorgan Chase & Co.	337,134
920		Lehman Brothers Holdings, Inc.	71,870
1,420		Merrill Lynch & Co., Inc.	132,202
1,580		Morgan Stanley	128,659
700		SLM Corp.	34,139
440		T. Rowe Price Group, Inc.	19,259
			1,952,262
		Electric: 2.0%
1,370	@	AES Corp.	30,195
310	@	Allegheny Energy, Inc.	14,232
450		Ameren Corp.	24,179
780		American Electric Power Co., Inc.	33,212

Shares			Value
480		Centerpoint Energy, Inc.	$7,958
380	@	CMS Energy Corp.	6,346
340		Constellation Energy Group, Inc.	23,416
350		DTE Energy Co.	16,944
800	@	Dynegy, Inc.	5,792
660		Edison International	30,017
380		Entergy Corp.	35,082
520		Exelon Corp.	32,183
740		FirstEnergy Corp.	44,622
300		FPL Group, Inc.	16,326
690		PG&E Corp.	32,658
200		Pinnacle West Capital Corp.	10,138
800		PPL Corp.	28,672
480		Progress Energy, Inc.	23,558
240		Public Service Enterprise Group, Inc.	15,931
1,460		Southern Co.	53,816
400		TECO Energy, Inc.	6,892
920		TXU Corp.	49,873
780		Xcel Energy, Inc.	17,987
			560,029
		Electrical Components & Equipment: 0.2%
1,180		Emerson Electric Co.	52,026
80		Molex, Inc.	2,530
			54,556
		Electronics: 0.4%
840	@	Agilent Technologies, Inc.	29,274
380		Applera Corp.-Applied Biosystems Group	13,942
310		Jabil Circuit, Inc.	7,611
310		PerkinElmer, Inc.	6,891
1,400	@	Solectron Corp.	4,508
400		Symbol Technologies, Inc.	5,976
670	@	Thermo Electron Corp.	30,344
200	@	Waters Corp.	9,794
			108,340
		Entertainment: 0.0%
190		International Game Technology	8,778
			8,778
		Environmental Control: 0.2%
400	@	Allied Waste Industries, Inc.	4,916
1,270	@	Waste Management, Inc.	46,698
			51,614
		Food: 1.0%
680		Campbell Soup Co.	26,445
900		ConAgra Foods, Inc.	24,300
280	@	Dean Foods Co.	11,838
1,000		General Mills, Inc.	57,600
300		Hershey Co.	14,940
590		HJ Heinz Co.	26,556
390		Kellogg Co.	19,523
1,230		Kroger Co.	28,376
310		McCormick & Co., Inc.	11,954
790		Safeway, Inc.	27,302
440		Sara Lee Corp.	7,493
110		Supervalu, Inc.	3,933
280		Whole Foods Market, Inc.	13,140
			273,400

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 10  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Forest Products & Paper: 0.2%
760		International Paper Co.	$25,916
300		MeadWestvaco Corp.	9,018
280		Plum Creek Timber Co., Inc.	11,158
200		Temple-Inland, Inc.	9,206
160		Weyerhaeuser Co.	11,304
			66,602
		Gas: 0.2%
350		KeySpan Corp.	14,413
110		Nicor, Inc.	5,148
600		NiSource, Inc.	14,460
100		Peoples Energy Corp.	4,457
500		Sempra Energy	28,020
			66,498
		Hand/Machine Tools: 0.1%
120		Black & Decker Corp.	9,596
110		Snap-On, Inc.	5,240
110		Stanley Works	5,532
			20,368
		Healthcare-Products: 2.2%
100		Bausch & Lomb, Inc.	5,206
1,130		Baxter International, Inc.	52,421
390		Becton Dickinson & Co.	27,359
2,090	@	Boston Scientific Corp.	35,906
200		CR Bard, Inc.	16,594
4,560		Johnson & Johnson	301,051
1,800		Medtronic, Inc.	96,318
200	@	Patterson Cos., Inc.	7,102
210	@	St. Jude Medical, Inc.	7,678
520		Stryker Corp.	28,657
430	@	Zimmer Holdings, Inc.	33,703
			611,995
		Healthcare-Services: 1.5%
1,220		Aetna, Inc.	52,680
390	@	Coventry Health Care, Inc.	19,520
490	@	Humana, Inc.	27,102
290	@	Laboratory Corp. of America Holdings	21,306
290		Quest Diagnostics	15,370
3,390		UnitedHealth Group, Inc.	182,145
1,360	@	WellPoint, Inc.	107,018
			425,141
		Home Builders: 0.0%
100		Lennar Corp.	5,246
			5,246
		Home Furnishings: 0.1%
150		Harman International Industries, Inc.	14,987
110		Whirlpool Corp.	9,132
			24,119
		Household Products/Wares: 0.3%
100		Avery Dennison Corp.	6,793
100		Clorox Co.	6,415
230		Fortune Brands, Inc.	19,640
840		Kimberly-Clark Corp.	57,078
			89,926

Shares			Value
		Housewares: 0.0%
390		Newell Rubbermaid, Inc.	$11,291
			11,291
		Insurance: 4.4%
600	@@	ACE Ltd.	36,342
900		Aflac, Inc.	41,400
1,250		Allstate Corp.	81,388
200		AMBAC Financial Group, Inc.	17,814
4,050		American International Group, Inc.	290,223
480		AON Corp.	16,963
930		Chubb Corp.	49,206
210		Cigna Corp.	27,630
410		Cincinnati Financial Corp.	18,577
1,390		Genworth Financial, Inc.	47,552
680		Hartford Financial Services Group, Inc.	63,451
536		Lincoln National Corp.	35,590
1,030		Loews Corp.	42,714
400		Marsh & McLennan Cos., Inc.	12,264
210		MBIA, Inc.	15,343
1,730		Metlife, Inc.	102,087
200		MGIC Investment Corp.	12,508
390		Principal Financial Group	22,893
1,770		Progressive Corp.	42,869
960		Prudential Financial, Inc.	82,426
310		Safeco Corp.	19,391
1,570		St. Paul Travelers Cos., Inc.	84,293
200		Torchmark Corp.	12,752
480		UnumProvident Corp.	9,974
280	@@	XL Capital Ltd.	20,166
			1,205,816
		Internet: 0.6%
600	@	Amazon.com, Inc.	23,676
730	@	eBay, Inc.	21,951
130	@	Google, Inc.	59,862
300	@	InterActiveCorp	11,148
1,490	@	Symantec Corp.	31,067
530	@	VeriSign, Inc.	12,747
			160,451
		Iron/Steel: 0.3%
860		Nucor Corp.	47,008
350		United States Steel Corp.	25,599
			72,607
		Leisure Time: 0.3%
200		Brunswick Corp.	6,380
770		Carnival Corp.	37,769
490		Harley-Davidson, Inc.	34,530
250		Sabre Holdings Corp.	7,973
			86,652
		Lodging: 0.2%
200		Hilton Hotels Corp.	6,980
620		Marriott International, Inc.	29,586
180		Starwood Hotels & Resorts Worldwide, Inc.	11,250
326	@	Wyndham Worldwide Corp.	10,439
			58,255

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 10  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Machinery-Construction & Mining: 0.2%
1,090		Caterpillar, Inc.	$66,850
			66,850
		Machinery-Diversified: 0.2%
110		Cummins, Inc.	13,000
350		Deere & Co.	33,275
280		Rockwell Automation, Inc.	17,102
			63,377
		Media: 2.1%
1,855		CBS Corp.-Class B	57,839
760		Clear Channel Communications, Inc.	27,010
3,180	@	Comcast Corp.	134,609
180		EW Scripps Co.	8,989
380		Gannett Co., Inc.	22,975
730		McGraw-Hill Cos., Inc.	49,655
110		Meredith Corp.	6,199
4,580		News Corp., Inc.	98,378
360	@	Univision Communications, Inc.	12,751
400	@	Viacom, Inc.	16,412
4,270		Walt Disney Co.	146,333
			581,150
		Mining: 0.2%
420		Freeport-McMoRan Copper & Gold, Inc.	23,407
130		Phelps Dodge Corp.	15,564
50		Vulcan Materials Co.	4,494
			43,465
		Miscellaneous Manufacturing: 4.0%
1,200		3M Co.	93,516
100		Cooper Industries Ltd.	9,043
390		Danaher Corp.	28,252
380		Dover Corp.	18,628
630		Eastman Kodak Co.	16,254
410		Eaton Corp.	30,807
16,190		General Electric Co.	602,430
1,820		Honeywell International, Inc.	82,337
710		Illinois Tool Works, Inc.	32,795
440	@@	Ingersoll-Rand Co.	17,217
370		ITT Corp.	21,023
380		Leggett & Platt, Inc.	9,082
300		Parker Hannifin Corp.	23,064
210		Textron, Inc.	19,692
3,180	@@	Tyco International Ltd.	96,672
			1,100,812
		Office/Business Equipment: 0.2%
380		Pitney Bowes, Inc.	17,552
2,900	@	Xerox Corp.	49,155
			66,707
		Oil & Gas: 7.0%
710		Anadarko Petroleum Corp.	30,899
4,870		Chevron Corp.	358,091
2,223		ConocoPhillips	159,945
670		Devon Energy Corp.	44,944
400		EOG Resources, Inc.	24,980
13,140		ExxonMobil Corp.	1,006,918
770		Marathon Oil Corp.	71,225

Shares			Value
470	@,@@	Nabors Industries Ltd.	$13,997
200		Noble Corp.	15,230
1,310		Occidental Petroleum Corp.	63,967
280		Sunoco, Inc.	17,461
480	@	Transocean, Inc.	38,827
1,250		Valero Energy Corp.	63,950
520		XTO Energy, Inc.	24,466
			1,934,900
		Oil & Gas Services: 0.9%
540		Baker Hughes, Inc.	40,316
400		BJ Services Co.	11,728
2,630		Halliburton Co.	81,662
250	@	National Oilwell Varco, Inc.	15,295
1,640		Schlumberger Ltd.	103,582
200	@	Weatherford International Ltd.	8,358
			260,941
		Packaging & Containers: 0.2%
200		Ball Corp.	8,720
200		Bemis Co.	6,796
330	@	Pactiv Corp.	11,778
200		Sealed Air Corp.	12,984
			40,278
		Pharmaceuticals: 4.2%
2,380		Abbott Laboratories	115,930
80		Allergan, Inc.	9,579
570		AmerisourceBergen Corp.	25,627
180	@	Barr Pharmaceuticals, Inc.	9,022
1,400		Bristol-Myers Squibb Co.	36,848
750		Cardinal Health, Inc.	48,323
740		Caremark Rx, Inc.	42,261
700		Eli Lilly & Co.	36,470
290	@	Express Scripts, Inc.	20,764
740	@	Forest Laboratories, Inc.	37,444
840	@	Gilead Sciences, Inc.	54,541
90	@	Hospira, Inc.	3,022
600	@	King Pharmaceuticals, Inc.	9,552
500	@	Medco Health Solutions, Inc.	26,720
4,580		Merck & Co., Inc.	199,688
380		Mylan Laboratories	7,585
11,480		Pfizer, Inc.	297,332
2,970		Schering-Plough Corp.	70,211
200	@	Watson Pharmaceuticals, Inc.	5,206
2,110		Wyeth	107,441
			1,163,566
		Pipelines: 0.2%
940		El Paso Corp.	14,363
100		Kinder Morgan, Inc.	10,575
200		Questar Corp.	16,610
800		Williams Cos., Inc.	20,896
			62,444
		Real Estate: 0.1%
300	@	CB Richard Ellis Group, Inc.	9,960
401	@	Realogy Corp.	12,158
			22,118
		Real Estate Investment Trusts: 0.3%
180		Apartment Investment & Management Co.	10,084
100		Boston Properties, Inc.	11,188

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 10  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Real Estate Investment Trusts (continued)
550		Equity Office Properties Trust	$26,494
150		Prologis	9,116
120		Public Storage, Inc.	11,700
100		Simon Property Group, Inc.	10,129
100		Vornado Realty Trust	12,150
			90,861
		Retail: 4.2%
110	@	Autozone, Inc.	12,712
480	@	Bed Bath & Beyond, Inc.	18,288
690		Best Buy Co., Inc.	33,941
150	@	Big Lots, Inc.	3,438
310		Circuit City Stores, Inc.	5,884
820		Costco Wholesale Corp.	43,353
1,470		CVS Corp.	45,438
280		Darden Restaurants, Inc.	11,248
310		Family Dollar Stores, Inc.	9,092
1,510		Federated Department Stores, Inc.	57,576
1,370		Gap, Inc.	26,715
1,460		Home Depot, Inc.	58,634
420		JC Penney Co., Inc.	32,491
950	@	Kohl's Corp.	65,009
510		Limited Brands, Inc.	14,759
2,380		Lowe's Cos., Inc.	74,137
1,960		McDonald's Corp.	86,887
680		Nordstrom, Inc.	33,551
760	@	Office Depot, Inc.	29,009
150		OfficeMax, Inc.	7,448
300		RadioShack Corp.	5,034
150	@	Sears Holding Corp.	25,190
1,290		Staples, Inc.	34,443
1,230	@	Starbucks Corp.	43,567
1,310		Target Corp.	74,736
990		TJX Cos., Inc.	28,235
1,550		Walgreen Co.	71,130
3,850		Wal-Mart Stores, Inc.	177,793
300		Wendy's International, Inc.	9,927
520		Yum! Brands, Inc.	30,576
			1,170,241
		Savings & Loans: 0.3%
1,530		Washington Mutual, Inc.	69,600
			69,600
		Semiconductors: 1.6%
1,340	@	Advanced Micro Devices, Inc.	27,269
940	@	Altera Corp.	18,499
740		Analog Devices, Inc.	24,324
2,300		Applied Materials, Inc.	42,435
9,010	@	Intel Corp.	182,453
300		KLA-Tencor Corp.	14,925
480		Linear Technology Corp.	14,554
730	@	LSI Logic Corp.	6,570
480		Maxim Integrated Products	14,698
1,870	@	Micron Technology, Inc.	26,105
640		National Semiconductor Corp.	14,528
310	@	Novellus Systems, Inc.	10,670
470	@	Nvidia Corp.	17,395
370	@	QLogic Corp.	8,110
400	@	Teradyne, Inc.	5,984
510		Xilinx, Inc.	12,143
			440,662

Shares			Value
		Software: 2.9%
880	@	Adobe Systems, Inc.	$36,186
400	@	Autodesk, Inc.	16,184
1,010		Automatic Data Processing, Inc.	49,743
590	@	BMC Software, Inc.	18,998
740		CA, Inc.	16,761
380	@	Citrix Systems, Inc.	10,279
1,070	@	Compuware Corp.	8,913
500	@	Electronic Arts, Inc.	25,180
300		Fidelity National Information Services, Inc.	12,027
1,240		First Data Corp.	31,645
330	@	Fiserv, Inc.	17,299
330		IMS Health, Inc.	9,068
730	@	Intuit, Inc.	22,272
13,590		Microsoft Corp.	405,797
460	@	Novell, Inc.	2,852
6,290	@	Oracle Corp.	107,811
590		Paychex, Inc.	23,329
			814,344
		Telecommunications: 5.2%
650		Alltel Corp.	39,312
6,080		AT&T, Inc.	217,360
1,330	@	Avaya, Inc.	18,593
2,810		BellSouth Corp.	132,379
310		CenturyTel, Inc.	13,535
15,490	@	Cisco Systems, Inc.	423,325
590		Citizens Communications Co.	8,478
350	@	Comverse Technology, Inc.	7,389
2,520	@	Corning, Inc.	47,149
272		Embarq Corp.	14,296
840	@	Juniper Networks, Inc.	15,910
4,940		Motorola, Inc.	101,566
2,480		Qualcomm, Inc.	93,719
2,340	@	Qwest Communications International, Inc.	19,586
4,730		Sprint Nextel Corp.	89,350
790	@	Tellabs, Inc.	8,105
4,510		Verizon Communications, Inc.	167,952
715		Windstream Corp.	10,167
			1,428,171
		Textiles: 0.0%
310		Cintas Corp.	12,310
			12,310
		Toys/Games/Hobbies: 0.1%
480		Hasbro, Inc.	13,080
810		Mattel, Inc.	18,355
			31,435
		Transportation: 0.7%
590		Burlington Northern Santa Fe Corp.	43,548
800		CSX Corp.	27,544
450		FedEx Corp.	48,879
720		Norfolk Southern Corp.	36,209
100		Ryder System, Inc.	5,106
390		Union Pacific Corp.	35,888
			197,174
		Total Common Stock (Cost $18,996,160)	20,816,785

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 10  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 19.9%
		Federal National Mortgage Association: 19.9%
$7,422,000	^	5.020%, due 01/15/13	$5,522,369
		Total U.S. Government Agency Obligations (Cost $5,538,112)	5,522,369
U.S. TREASURY OBLIGATIONS: 4.1%
		U.S. Treasury STRIP: 4.1%
1,471,000		Interest Only STRIP, due 11/15/12	1,121,718
		Total U.S. Treasury Obligations (Cost $1,135,169)	1,121,718
		Total Long-Term Investments (Cost $25,669,441)	27,460,872

SHORT-TERM INVESTMENTS: 0.9%
	Repurchase Agreement: 0.9%
245,000	Goldman Sachs Repurchase Agreement dated 12/29/06, 5.220%, due 01/02/07, $245,142 to be received upon repurchase (Collateralized by $252,000 Federal Home Loan Mortgage Corporation, Discount Note, Market Value $250,740, due 02/02/07)	245,000
Total Short-Term Investments (Cost $245,000)		245,000

Total Investments in Securities (Cost $25,914,441)*	100.1%	$27,705,872
Other Assets and Liabilities - Net	(0.1)	(12,111)
Net Assets	100.0%	$27,693,761

@  Non-income producing security

@@  Foreign Issuer

^  Interest Only Security

*  Cost for federal income tax purposes is $26,172,453.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,888,005
Gross Unrealized Depreciation	(354,586)
Net Unrealized Appreciation	$1,533,419

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 11  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 68.8%
		Advertising: 0.2%
580		Omnicom Group	$60,633
			60,633
		Aerospace/Defense: 1.4%
1,420		Boeing Co.	126,153
780		General Dynamics Corp.	57,993
250		Goodrich Corp.	11,388
300		L-3 Communications Holdings, Inc.	24,534
650		Lockheed Martin Corp.	59,846
610		Northrop Grumman Corp.	41,297
1,370		Raytheon Co.	72,336
80		Rockwell Collins, Inc.	5,063
1,820		United Technologies Corp.	113,786
			512,396
		Agriculture: 1.1%
3,840		Altria Group, Inc.	329,549
1,180		Archer-Daniels-Midland Co.	37,713
340		Reynolds American, Inc.	22,260
250		UST, Inc.	14,550
			404,072
		Airlines: 0.1%
1,710		Southwest Airlines Co.	26,197
			26,197
		Apparel: 0.3%
1,150	@	Coach, Inc.	49,404
350		Jones Apparel Group, Inc.	11,701
150		Liz Claiborne, Inc.	6,519
390		Nike, Inc.	38,622
100		VF Corp.	8,208
			114,454
		Auto Manufacturers: 0.3%
4,670		Ford Motor Co.	35,072
1,000		General Motors Corp.	30,720
600		Paccar, Inc.	38,940
			104,732
		Auto Parts & Equipment: 0.1%
350	@	Goodyear Tire & Rubber Co.	7,347
380		Johnson Controls, Inc.	32,650
			39,997
		Banks: 5.1%
11,210		Bank of America Corp.	598,502
1,430		Bank of New York Co., Inc.	56,299
1,040		BB&T Corp.	45,687
719		Capital One Financial Corp.	55,234
390		Comerica, Inc.	22,885
270		Compass Bancshares, Inc.	16,106
1,000		Fifth Third Bancorp.	40,930
250		First Horizon National Corp.	10,445
540		Huntington Bancshares, Inc.	12,825
740		Keycorp	28,142
110		M&T Bank Corp.	13,438
480		Marshall & Ilsley Corp.	23,093
770		Mellon Financial Corp.	32,456
1,540		National City Corp.	56,302
380		Northern Trust Corp.	23,062
510		PNC Financial Services Group, Inc.	37,760

Shares			Value
1,856		Regions Financial Corp.	$69,414
600		State Street Corp.	40,464
660		SunTrust Banks, Inc.	55,737
600		Synovus Financial Corp.	18,498
3,200		US Bancorp.	115,808
3,515		Wachovia Corp.	200,179
6,240		Wells Fargo & Co.	221,894
220		Zions Bancorp.	18,137
			1,813,297
		Beverages: 1.4%
1,880		Anheuser-Busch Cos., Inc.	92,496
100		Brown-Forman Corp.	6,624
3,770		Coca-Cola Co.	181,903
500		Coca-Cola Enterprises, Inc.	10,210
100		Molson Coors Brewing Co.	7,644
490		Pepsi Bottling Group, Inc.	15,146
3,010		PepsiCo, Inc.	188,276
			502,299
		Biotechnology: 0.6%
2,200	@	Amgen, Inc.	150,282
650	@	Biogen Idec, Inc.	31,974
300	@	Celgene Corp.	17,259
240	@	Genzyme Corp.	14,779
200	@	Medimmune, Inc.	6,474
			220,768
		Building Materials: 0.1%
130		American Standard Cos., Inc.	5,961
870		Masco Corp.	25,987
			31,948
		Chemicals: 1.1%
240		Air Products & Chemicals, Inc.	16,867
100		Ashland, Inc.	6,918
2,060		Dow Chemical Co.	82,276
100		Eastman Chemical Co.	5,931
400		Ecolab, Inc.	18,080
2,000		EI DuPont de Nemours & Co.	97,420
200		International Flavors & Fragrances, Inc.	9,832
1,180		Monsanto Co.	61,985
390		PPG Industries, Inc.	25,042
700		Praxair, Inc.	41,531
280		Rohm & Haas Co.	14,314
270		Sherwin-Williams Co.	17,167
100		Sigma-Aldrich Corp.	7,772
			405,135
		Coal: 0.1%
400		Peabody Energy Corp.	16,164
			16,164
		Commercial Services: 0.5%
370	@	Apollo Group, Inc.	14,419
400	@	Convergys Corp.	9,512
190		Equifax, Inc.	7,714
600		H&R Block, Inc.	13,824
880		McKesson Corp.	44,616
70	@	Monster Worldwide, Inc.	3,265
690		Moody's Corp.	47,651
80		Robert Half International, Inc.	2,970
380		RR Donnelley & Sons Co.	13,505

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 11  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Commercial Services (continued)
1,470		Western Union Co.	$32,957
			190,433
		Computers: 3.4%
220	@	Affiliated Computer Services, Inc.	10,745
110	@	Cognizant Technology Solutions Corp.	8,488
280	@	Computer Sciences Corp.	14,944
7,130	@	Dell, Inc.	178,892
1,080		Electronic Data Systems Corp.	29,754
4,190	@	EMC Corp.	55,308
8,600		Hewlett-Packard Co.	354,234
4,710		International Business Machines Corp.	457,577
150	@	Lexmark International, Inc.	10,980
280	@	NCR Corp.	11,973
660	@	Network Appliance, Inc.	25,925
400	@	Sandisk Corp.	17,212
6,500	@	Sun Microsystems, Inc.	35,230
550	@	Unisys Corp.	4,312
			1,215,574
		Cosmetics/Personal Care: 1.4%
950		Avon Products, Inc.	31,388
980		Colgate-Palmolive Co.	63,935
350		Estee Lauder Cos., Inc.	14,287
5,790		Procter & Gamble Co.	372,123
			481,733
		Distribution/Wholesale: 0.0%
100		WW Grainger, Inc.	6,994
			6,994
		Diversified Financial Services: 6.6%
2,250		American Express Co.	136,508
490		Ameriprise Financial, Inc.	26,705
170		Bear Stearns Cos., Inc.	27,673
1,870		Charles Schwab Corp.	36,166
590		CIT Group, Inc.	32,904
12,280		Citigroup, Inc.	683,996
1,150		Countrywide Financial Corp.	48,818
870	@	E*Trade Financial Corp.	19,505
1,830		Fannie Mae	108,684
200		Federated Investors, Inc.	6,756
270		Franklin Resources, Inc.	29,746
1,270		Freddie Mac	86,233
820		Goldman Sachs Group, Inc.	163,467
350		Janus Capital Group, Inc.	7,557
8,570		JPMorgan Chase & Co.	413,931
1,020		Lehman Brothers Holdings, Inc.	79,682
1,650		Merrill Lynch & Co., Inc.	153,615
2,600		Morgan Stanley	211,718
770		SLM Corp.	37,553
490		T. Rowe Price Group, Inc.	21,447
			2,332,664
		Electric: 1.9%
1,560	@	AES Corp.	34,382
380	@	Allegheny Energy, Inc.	17,446
500		Ameren Corp.	26,865
960		American Electric Power Co., Inc.	40,877
950		Centerpoint Energy, Inc.	15,751
550	@	CMS Energy Corp.	9,185

Shares			Value
480		Constellation Energy Group, Inc.	$33,058
400		DTE Energy Co.	19,364
1,100	@	Dynegy, Inc.	7,964
800		Edison International	36,384
500		Entergy Corp.	46,160
670		Exelon Corp.	41,466
750		FirstEnergy Corp.	45,225
400		FPL Group, Inc.	21,768
860		PG&E Corp.	40,704
120		Pinnacle West Capital Corp.	6,083
910		PPL Corp.	32,614
600		Progress Energy, Inc.	29,448
240		Public Service Enterprise Group, Inc.	15,931
1,750		Southern Co.	64,505
600		TECO Energy, Inc.	10,338
1,140		TXU Corp.	61,799
1,100		Xcel Energy, Inc.	25,366
			682,683
		Electrical Components & Equipment: 0.2%
1,480		Emerson Electric Co.	65,253
150		Molex, Inc.	4,745
			69,998
		Electronics: 0.3%
760	@	Agilent Technologies, Inc.	26,486
480		Applera Corp.-Applied Biosystems Group	17,611
490		Jabil Circuit, Inc.	12,030
50		PerkinElmer, Inc.	1,112
2,000	@	Solectron Corp.	6,440
600		Symbol Technologies, Inc.	8,964
200		Tektronix, Inc.	5,834
700	@	Thermo Electron Corp.	31,703
170	@	Waters Corp.	8,325
			118,505
		Entertainment: 0.0%
300		International Game Technology	13,860
			13,860
		Environmental Control: 0.2%
600	@	Allied Waste Industries, Inc.	7,374
1,290	@	Waste Management, Inc.	47,433
			54,807
		Food: 0.8%
580		Campbell Soup Co.	22,556
1,280		ConAgra Foods, Inc.	34,560
200	@	Dean Foods Co.	8,456
1,050		General Mills, Inc.	60,480
300		Hershey Co.	14,940
600		HJ Heinz Co.	27,006
490		Kellogg Co.	24,529
1,370		Kroger Co.	31,606
250		McCormick & Co., Inc.	9,640
900		Safeway, Inc.	31,104
620		Sara Lee Corp.	10,559
117		Supervalu, Inc.	4,183
230		Whole Foods Market, Inc.	10,794
			290,413

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 11  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Forest Products & Paper: 0.3%
1,080		International Paper Co.	$36,828
480		MeadWestvaco Corp.	14,429
280		Plum Creek Timber Co., Inc.	11,158
370		Temple-Inland, Inc.	17,031
190		Weyerhaeuser Co.	13,424
			92,870
		Gas: 0.2%
400		KeySpan Corp.	16,472
100		Nicor, Inc.	4,680
700		NiSource, Inc.	16,870
630		Sempra Energy	35,305
			73,327
		Hand/Machine Tools: 0.1%
120		Black & Decker Corp.	9,596
200		Snap-On, Inc.	9,528
200		Stanley Works	10,058
			29,182
		Healthcare-Products: 2.0%
1,160		Baxter International, Inc.	53,812
500		Becton Dickinson & Co.	35,075
2,350	@	Boston Scientific Corp.	40,373
220		CR Bard, Inc.	18,253
5,340		Johnson & Johnson	352,547
2,100		Medtronic, Inc.	112,371
300	@	Patterson Cos., Inc.	10,653
260	@	St. Jude Medical, Inc.	9,506
550		Stryker Corp.	30,311
490	@	Zimmer Holdings, Inc.	38,406
			701,307
		Healthcare-Services: 1.5%
1,680		Aetna, Inc.	72,542
380	@	Coventry Health Care, Inc.	19,019
490	@	Humana, Inc.	27,102
350	@	Laboratory Corp. of America Holdings	25,715
100		Manor Care, Inc.	4,692
300		Quest Diagnostics	15,900
4,230		UnitedHealth Group, Inc.	227,278
1,580	@	WellPoint, Inc.	124,330
			516,578
		Home Furnishings: 0.1%
110		Harman International Industries, Inc.	10,990
110		Whirlpool Corp.	9,132
			20,122
		Household Products/Wares: 0.3%
220		Avery Dennison Corp.	14,945
100		Clorox Co.	6,415
270		Fortune Brands, Inc.	23,055
880		Kimberly-Clark Corp.	59,796
			104,211
		Housewares: 0.0%
490		Newell Rubbermaid, Inc.	14,186
			14,186

Shares			Value
		Insurance: 3.9%
800	@@	ACE Ltd.	$48,456
880		Aflac, Inc.	40,480
1,510		Allstate Corp.	98,316
220		AMBAC Financial Group, Inc.	19,595
4,770		American International Group, Inc.	341,818
570		AON Corp.	20,144
1,250		Chubb Corp.	66,138
220		Cigna Corp.	28,945
280		Cincinnati Financial Corp.	12,687
1,360		Genworth Financial, Inc.	46,526
750		Hartford Financial Services Group, Inc.	69,983
527		Lincoln National Corp.	34,993
1,160		Loews Corp.	48,105
500		Marsh & McLennan Cos., Inc.	15,330
270		MBIA, Inc.	19,726
1,870		Metlife, Inc.	110,349
200		MGIC Investment Corp.	12,508
510		Principal Financial Group	29,937
1,870		Progressive Corp.	45,291
1,190		Prudential Financial, Inc.	102,173
230		Safeco Corp.	14,387
1,760		St. Paul Travelers Cos., Inc.	94,494
220		Torchmark Corp.	14,027
600		UnumProvident Corp.	12,468
300	@@	XL Capital Ltd.	21,606
			1,368,482
		Internet: 0.5%
620	@	Amazon.com, Inc.	24,465
940	@	eBay, Inc.	28,266
150	@	Google, Inc.	69,072
400	@	InterActiveCorp	14,864
1,780	@	Symantec Corp.	37,113
490	@	VeriSign, Inc.	11,785
			185,565
		Iron/Steel: 0.2%
1,060		Nucor Corp.	57,940
350		United States Steel Corp.	25,599
			83,539
		Leisure Time: 0.3%
200		Brunswick Corp.	6,380
870		Carnival Corp.	42,674
510		Harley-Davidson, Inc.	35,940
350		Sabre Holdings Corp.	11,162
			96,156
		Lodging: 0.2%
300		Hilton Hotels Corp.	10,470
610		Marriott International, Inc.	29,109
180		Starwood Hotels & Resorts Worldwide, Inc.	11,250
444	@	Wyndham Worldwide Corp.	14,217
			65,046
		Machinery-Construction & Mining: 0.2%
1,250		Caterpillar, Inc.	76,663
			76,663

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 11  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Machinery-Diversified: 0.2%
180		Cummins, Inc.	$21,272
440		Deere & Co.	41,831
280		Rockwell Automation, Inc.	17,102
			80,205
		Media: 2.3%
1,930		CBS Corp.-Class B	60,177
990		Clear Channel Communications, Inc.	35,185
3,800	@	Comcast Corp.	160,854
1,900	@	DIRECTV Group, Inc.	47,386
200		EW Scripps Co.	9,988
400		Gannett Co., Inc.	24,184
1,080		McGraw-Hill Cos., Inc.	73,462
100		Meredith Corp.	5,635
5,850		News Corp., Inc.	125,658
200		Tribune Co.	6,156
590	@	Univision Communications, Inc.	20,898
500	@	Viacom, Inc.	20,515
6,460		Walt Disney Co.	221,384
			811,482
		Mining: 0.1%
400		Freeport-McMoRan Copper & Gold, Inc.	22,292
140		Phelps Dodge Corp.	16,761
120		Vulcan Materials Co.	10,784
			49,837
		Miscellaneous Manufacturing: 3.6%
1,370		3M Co.	106,764
210		Cooper Industries Ltd.	18,990
390		Danaher Corp.	28,252
380		Dover Corp.	18,628
850		Eastman Kodak Co.	21,930
470		Eaton Corp.	35,316
18,980		General Electric Co.	706,246
1,990		Honeywell International, Inc.	90,028
760		Illinois Tool Works, Inc.	35,104
600	@@	Ingersoll-Rand Co.	23,478
380		ITT Corp.	21,592
400		Leggett & Platt, Inc.	9,560
420		Parker Hannifin Corp.	32,290
220		Textron, Inc.	20,629
3,700	@@	Tyco International Ltd.	112,480
			1,281,287
		Office/Business Equipment: 0.2%
390		Pitney Bowes, Inc.	18,014
3,060	@	Xerox Corp.	51,867
			69,881
		Oil & Gas: 6.6%
780		Anadarko Petroleum Corp.	33,946
5,940		Chevron Corp.	436,768
2,674		ConocoPhillips	192,394
670		Devon Energy Corp.	44,944
390		EOG Resources, Inc.	24,356
15,980		ExxonMobil Corp.	1,224,547
1,010		Marathon Oil Corp.	93,425
590	@,@@	Nabors Industries Ltd.	17,570
200		Noble Corp.	15,230
1,840		Occidental Petroleum Corp.	89,847

Shares			Value
280		Sunoco, Inc.	$17,461
500	@	Transocean, Inc.	40,445
1,360		Valero Energy Corp.	69,578
600		XTO Energy, Inc.	28,230
			2,328,741
		Oil & Gas Services: 0.8%
550		Baker Hughes, Inc.	41,063
600		BJ Services Co.	17,592
2,860		Halliburton Co.	88,803
300	@	National Oilwell Varco, Inc.	18,354
1,930		Schlumberger Ltd.	121,899
200	@	Weatherford International Ltd.	8,358
			296,069
		Packaging & Containers: 0.1%
220		Ball Corp.	9,592
200		Bemis Co.	6,796
350	@	Pactiv Corp.	12,492
200		Sealed Air Corp.	12,984
			41,864
		Pharmaceuticals: 3.8%
2,850		Abbott Laboratories	138,824
70		Allergan, Inc.	8,382
610		AmerisourceBergen Corp.	27,426
170	@	Barr Pharmaceuticals, Inc.	8,520
1,500		Bristol-Myers Squibb Co.	39,480
770		Cardinal Health, Inc.	49,611
770		Caremark Rx, Inc.	43,975
700		Eli Lilly & Co.	36,470
290	@	Express Scripts, Inc.	20,764
800	@	Forest Laboratories, Inc.	40,480
870	@	Gilead Sciences, Inc.	56,489
90	@	Hospira, Inc.	3,022
870	@	King Pharmaceuticals, Inc.	13,850
500	@	Medco Health Solutions, Inc.	26,720
5,430		Merck & Co., Inc.	236,748
550		Mylan Laboratories	10,978
13,360		Pfizer, Inc.	346,024
3,690		Schering-Plough Corp.	87,232
200	@	Watson Pharmaceuticals, Inc.	5,206
2,520		Wyeth	128,318
			1,328,519
		Pipelines: 0.2%
1,300		El Paso Corp.	19,864
100		Kinder Morgan, Inc.	10,575
200		Questar Corp.	16,610
1,040		Williams Cos., Inc.	27,165
			74,214
		Real Estate: 0.1%
110	@	CB Richard Ellis Group, Inc.	3,652
501	@	Realogy Corp.	15,190
			18,842
		Real Estate Investment Trusts: 0.3%
200		Apartment Investment & Management Co.	11,204
100		Boston Properties, Inc.	11,188
250		Equity Office Properties Trust	12,043
200		Prologis	12,154
100		Public Storage, Inc.	9,750

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 11  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Real Estate Investment Trusts (continued)
200		Simon Property Group, Inc.	$20,258
100		Vornado Realty Trust	12,150
			88,747
		Retail: 3.7%
110	@	Autozone, Inc.	12,712
490	@	Bed Bath & Beyond, Inc.	18,669
790		Best Buy Co., Inc.	38,860
400	@	Big Lots, Inc.	9,168
290		Circuit City Stores, Inc.	5,504
850		Costco Wholesale Corp.	44,940
1,550		CVS Corp.	47,911
240		Darden Restaurants, Inc.	9,641
600		Family Dollar Stores, Inc.	17,598
1,680		Federated Department Stores, Inc.	64,058
1,630		Gap, Inc.	31,785
1,520		Home Depot, Inc.	61,043
460		JC Penney Co., Inc.	35,586
1,060	@	Kohl's Corp.	72,536
710		Limited Brands, Inc.	20,547
2,840		Lowe's Cos., Inc.	88,466
2,230		McDonald's Corp.	98,856
700		Nordstrom, Inc.	34,538
850	@	Office Depot, Inc.	32,445
200		OfficeMax, Inc.	9,930
300		RadioShack Corp.	5,034
120	@	Sears Holding Corp.	20,152
1,310		Staples, Inc.	34,977
1,370	@	Starbucks Corp.	48,525
1,540		Target Corp.	87,857
1,070		TJX Cos., Inc.	30,516
1,810		Walgreen Co.	83,061
4,560		Wal-Mart Stores, Inc.	210,581
270		Wendy's International, Inc.	8,934
450		Yum! Brands, Inc.	26,460
			1,310,890
		Savings & Loans: 0.2%
1,780		Washington Mutual, Inc.	80,972
			80,972
		Semiconductors: 1.5%
1,370	@	Advanced Micro Devices, Inc.	27,880
1,160	@	Altera Corp.	22,829
660		Analog Devices, Inc.	21,694
2,560		Applied Materials, Inc.	47,232
10,590	@	Intel Corp.	214,448
400		KLA-Tencor Corp.	19,900
700		Linear Technology Corp.	21,224
1,450	@	LSI Logic Corp.	13,050
600		Maxim Integrated Products	18,372
2,500	@	Micron Technology, Inc.	34,900
540		National Semiconductor Corp.	12,258
350	@	Novellus Systems, Inc.	12,047
610	@	Nvidia Corp.	22,576
400	@	QLogic Corp.	8,768
600	@	Teradyne, Inc.	8,976
600		Xilinx, Inc.	14,286
			520,440
		Software: 2.6%
1,050	@	Adobe Systems, Inc.	43,176

Shares			Value
410	@	Autodesk, Inc.	$16,589
990		Automatic Data Processing, Inc.	48,758
760	@	BMC Software, Inc.	24,472
770		CA, Inc.	17,441
300	@	Citrix Systems, Inc.	8,115
860	@	Compuware Corp.	7,164
550	@	Electronic Arts, Inc.	27,698
260		Fidelity National Information Services, Inc.	10,423
1,470		First Data Corp.	37,514
280	@	Fiserv, Inc.	14,678
450		IMS Health, Inc.	12,366
600	@	Intuit, Inc.	18,306
15,900		Microsoft Corp.	474,774
660	@	Novell, Inc.	4,092
7,460	@	Oracle Corp.	127,864
650		Paychex, Inc.	25,701
			919,131
		Telecommunications: 4.8%
700		Alltel Corp.	42,336
7,110		AT&T, Inc.	254,183
1,100	@	Avaya, Inc.	15,378
3,350		BellSouth Corp.	157,819
250		CenturyTel, Inc.	10,915
19,060	@	Cisco Systems, Inc.	520,893
550		Citizens Communications Co.	7,904
100	@	Comverse Technology, Inc.	2,111
2,900	@	Corning, Inc.	54,259
316		Embarq Corp.	16,609
1,000	@	Juniper Networks, Inc.	18,940
6,100		Motorola, Inc.	125,416
3,020		Qualcomm, Inc.	114,126
3,200	@	Qwest Communications International, Inc.	26,784
5,330		Sprint Nextel Corp.	100,684
970	@	Tellabs, Inc.	9,952
5,330		Verizon Communications, Inc.	198,489
1,010		Windstream Corp.	14,362
			1,691,160
		Textiles: 0.0%
270		Cintas Corp.	10,722
			10,722
		Toys/Games/Hobbies: 0.1%
500		Hasbro, Inc.	13,625
970		Mattel, Inc.	21,980
			35,605
		Transportation: 0.6%
660		Burlington Northern Santa Fe Corp.	48,715
820		CSX Corp.	28,233
610		FedEx Corp.	66,258
760		Norfolk Southern Corp.	38,220
510		Union Pacific Corp.	46,930
			228,356
		Total Common Stock (Cost $22,396,860)	24,403,954

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 11  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 16.2%
		Federal Home Loan Mortgage Corporation: 16.2%
$7,700,000	▲	4.950%, due 01/15/13	$5,732,357
		Total U.S. Government Agency Obligations (Cost $5,732,331)	5,732,357
U.S. TREASURY OBLIGATIONS: 14.1%
		U.S. Treasury STRIP: 14.1%
6,636,000	^	4.650%, due 02/15/13	5,008,242
		Total U.S. Treasury Obligations (Cost $5,049,537)	5,008,242
		Total Long-Term Investments (Cost $33,178,728)	35,144,553

Principal Amount		Value
SHORT-TERM INVESTMENTS: 0.9%
	Repurchase Agreement: 0.9%
$345,000	Morgan Stanley Repurchase Agreement dated 12/29/06, 5.250%, due 01/02/07, $345,201 to be received upon repurchase (Collateralized by $1,115,000 Resolution Funding Corporation, Discount Note, Market Value $353,444, due 04/15/30)	$345,000
Total Short-Term Investments (Cost $345,000)		345,000

Total Investments in Securities (Cost $33,523,728)*	100.0%	$35,489,553
Other Assets and Liabilities - Net	(0.0)	(16,926)
Net Assets	100.0%	$35,472,627

@  Non-income producing security

@@  Foreign Issuer

^  Interest Only Security

▲  Principal Only Security

*  Cost for federal income tax purposes is $33,825,263.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,055,094
Gross Unrealized Depreciation	(390,804)
Net Unrealized Appreciation	$1,664,290

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 12  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 88.3%
		Advertising: 0.2%
1,100		Omnicom Group	$114,994
			114,994
		Aerospace/Defense: 1.9%
2,950		Boeing Co.	262,078
1,500		General Dynamics Corp.	111,525
500		Goodrich Corp.	22,775
600		L-3 Communications Holdings, Inc.	49,068
1,300		Lockheed Martin Corp.	119,691
1,250		Northrop Grumman Corp.	84,625
2,750		Raytheon Co.	145,200
600		Rockwell Collins, Inc.	37,974
3,650		United Technologies Corp.	228,198
			1,061,134
		Agriculture: 1.5%
7,700		Altria Group, Inc.	660,814
2,400		Archer-Daniels-Midland Co.	76,704
600		Reynolds American, Inc.	39,282
600		UST, Inc.	34,920
			811,720
		Airlines: 0.1%
2,750		Southwest Airlines Co.	42,130
			42,130
		Apparel: 0.4%
2,300	@	Coach, Inc.	98,808
650		Jones Apparel Group, Inc.	21,730
350		Liz Claiborne, Inc.	15,211
700		Nike, Inc.	69,321
300		VF Corp.	24,624
			229,694
		Auto Manufacturers: 0.4%
9,350		Ford Motor Co.	70,219
1,950		General Motors Corp.	59,904
1,250		Paccar, Inc.	81,125
			211,248
		Auto Parts & Equipment: 0.1%
700	@	Goodyear Tire & Rubber Co.	14,693
700		Johnson Controls, Inc.	60,144
			74,837
		Banks: 6.5%
22,200		Bank of America Corp.	1,185,258
2,650		Bank of New York Co., Inc.	104,331
1,950		BB&T Corp.	85,664
1,453		Capital One Financial Corp.	111,619
800		Comerica, Inc.	46,944
400		Compass Bancshares, Inc.	23,860
1,950		Fifth Third Bancorp.	79,814
500		First Horizon National Corp.	20,890
800		Huntington Bancshares, Inc.	19,000
1,500		Keycorp	57,045
300		M&T Bank Corp.	36,648
900		Marshall & Ilsley Corp.	43,299
1,500		Mellon Financial Corp.	63,225
3,150		National City Corp.	115,164
600		Northern Trust Corp.	36,414
1,100		PNC Financial Services Group, Inc.	81,444

Shares			Value
3,617		Regions Financial Corp.	$135,276
1,250		State Street Corp.	84,300
1,250		SunTrust Banks, Inc.	105,563
1,200		Synovus Financial Corp.	36,996
6,500		US Bancorp.	235,235
7,043		Wachovia Corp.	401,099
12,400		Wells Fargo & Co.	440,944
400		Zions Bancorp.	32,976
			3,583,008
		Beverages: 1.8%
3,850		Anheuser-Busch Cos., Inc.	189,420
300		Brown-Forman Corp.	19,872
7,450		Coca-Cola Co.	359,463
900		Coca-Cola Enterprises, Inc.	18,378
200		Molson Coors Brewing Co.	15,288
900		Pepsi Bottling Group, Inc.	27,819
6,000		PepsiCo, Inc.	375,300
			1,005,540
		Biotechnology: 0.8%
4,300	@	Amgen, Inc.	293,733
1,250	@	Biogen Idec, Inc.	61,488
500	@	Celgene Corp.	28,765
300	@	Genzyme Corp.	18,474
400	@	Medimmune, Inc.	12,948
			415,408
		Building Materials: 0.1%
500		American Standard Cos., Inc.	22,925
1,400		Masco Corp.	41,818
			64,743
		Chemicals: 1.5%
300		Air Products & Chemicals, Inc.	21,084
300		Ashland, Inc.	20,754
4,050		Dow Chemical Co.	161,757
100		Eastman Chemical Co.	5,931
800		Ecolab, Inc.	36,160
3,950		EI DuPont de Nemours & Co.	192,405
400	@	Hercules, Inc.	7,724
300		International Flavors & Fragrances, Inc.	14,748
2,200		Monsanto Co.	115,566
1,000		PPG Industries, Inc.	64,210
1,150		Praxair, Inc.	68,230
600		Rohm & Haas Co.	30,672
700		Sherwin-Williams Co.	44,506
300		Sigma-Aldrich Corp.	23,316
			807,063
		Coal: 0.1%
890		Peabody Energy Corp.	35,965
			35,965
		Commercial Services: 0.8%
800	@	Apollo Group, Inc.	31,176
900	@	Convergys Corp.	21,402
700		Equifax, Inc.	28,420
950		H&R Block, Inc.	21,888
1,850		McKesson Corp.	93,795
400	@	Monster Worldwide, Inc.	18,656
1,500		Moody's Corp.	103,590
500		Robert Half International, Inc.	18,560

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 12  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Commercial Services (continued)
700		RR Donnelley & Sons Co.	$24,878
2,850		Western Union Co.	63,897
			426,262
		Computers: 4.5%
400	@	Affiliated Computer Services, Inc.	19,536
520	@	Cognizant Technology Solutions Corp.	40,123
600	@	Computer Sciences Corp.	32,022
14,200	@	Dell, Inc.	356,278
1,850		Electronic Data Systems Corp.	50,968
8,100	@	EMC Corp.	106,920
17,050		Hewlett-Packard Co.	702,290
9,350		International Business Machines Corp.	908,353
550	@	Lexmark International, Inc.	40,260
900	@	NCR Corp.	38,484
1,400	@	Network Appliance, Inc.	54,992
800	@	Sandisk Corp.	34,424
12,450	@	Sun Microsystems, Inc.	67,479
1,400	@	Unisys Corp.	10,976
			2,463,105
		Cosmetics/Personal Care: 1.7%
1,600		Avon Products, Inc.	52,864
1,750		Colgate-Palmolive Co.	114,170
650		Estee Lauder Cos., Inc.	26,533
11,600		Procter & Gamble Co.	745,532
			939,099
		Distribution/Wholesale: 0.0%
300		WW Grainger, Inc.	20,982
			20,982
		Diversified Financial Services: 8.4%
4,450		American Express Co.	269,982
900		Ameriprise Financial, Inc.	49,050
400		Bear Stearns Cos., Inc.	65,112
3,650		Charles Schwab Corp.	70,591
20		Chicago Mercantile Exchange Holdings, Inc.	10,195
1,200		CIT Group, Inc.	66,924
24,350		Citigroup, Inc.	1,356,295
2,250		Countrywide Financial Corp.	95,513
1,600	@	E*Trade Financial Corp.	35,872
3,550		Fannie Mae	210,835
300		Federated Investors, Inc.	10,134
600		Franklin Resources, Inc.	66,102
2,500		Freddie Mac	169,750
1,550		Goldman Sachs Group, Inc.	308,993
700		Janus Capital Group, Inc.	15,113
17,150		JPMorgan Chase & Co.	828,345
1,900		Lehman Brothers Holdings, Inc.	148,428
3,250		Merrill Lynch & Co., Inc.	302,575
5,200		Morgan Stanley	423,436
1,500		SLM Corp.	73,155
1,000		T. Rowe Price Group, Inc.	43,770
			4,620,170
		Electric: 2.4%
3,750	@	AES Corp.	82,650
800	@	Allegheny Energy, Inc.	36,728
900		Ameren Corp.	48,357

Shares			Value
1,900		American Electric Power Co., Inc.	$80,902
1,550		Centerpoint Energy, Inc.	25,699
1,100	@	CMS Energy Corp.	18,370
800		Constellation Energy Group, Inc.	55,096
900		DTE Energy Co.	43,569
1,400	@	Dynegy, Inc.	10,136
1,600		Edison International	72,768
1,050		Entergy Corp.	96,936
1,150		Exelon Corp.	71,174
1,500		FirstEnergy Corp.	90,450
800		FPL Group, Inc.	43,536
1,700		PG&E Corp.	80,461
350		Pinnacle West Capital Corp.	17,742
1,650		PPL Corp.	59,136
1,200		Progress Energy, Inc.	58,896
500		Public Service Enterprise Group, Inc.	33,190
3,550		Southern Co.	130,853
900		TECO Energy, Inc.	15,507
2,200		TXU Corp.	119,262
1,900		Xcel Energy, Inc.	43,814
			1,335,232
		Electrical Components & Equipment: 0.3%
2,900		Emerson Electric Co.	127,861
400		Molex, Inc.	12,652
			140,513
		Electronics: 0.4%
1,500	@	Agilent Technologies, Inc.	52,275
900		Applera Corp.-Applied Biosystems Group	33,021
600		Jabil Circuit, Inc.	14,730
400		PerkinElmer, Inc.	8,892
2,800	@	Solectron Corp.	9,016
900		Symbol Technologies, Inc.	13,446
300		Tektronix, Inc.	8,751
1,500	@	Thermo Electron Corp.	67,935
400	@	Waters Corp.	19,588
			227,654
		Entertainment: 0.1%
550		International Game Technology	25,410
			25,410
		Environmental Control: 0.2%
900	@	Allied Waste Industries, Inc.	11,061
2,650	@	Waste Management, Inc.	97,441
			108,502
		Food: 1.1%
1,300		Campbell Soup Co.	50,557
2,550		ConAgra Foods, Inc.	68,850
500	@	Dean Foods Co.	21,140
2,100		General Mills, Inc.	120,960
600		Hershey Co.	29,880
1,250		HJ Heinz Co.	56,263
900		Kellogg Co.	45,054
2,650		Kroger Co.	61,136
500		McCormick & Co., Inc.	19,280
1,600		Safeway, Inc.	55,296
850		Sara Lee Corp.	14,476
600		Supervalu, Inc.	21,450
500		Whole Foods Market, Inc.	23,465
			587,807

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 12  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Forest Products & Paper: 0.3%
2,000		International Paper Co.	$68,200
800		MeadWestvaco Corp.	24,048
600		Plum Creek Timber Co., Inc.	23,910
730		Temple-Inland, Inc.	33,602
350		Weyerhaeuser Co.	24,728
			174,488
		Gas: 0.3%
800		KeySpan Corp.	32,944
200		Nicor, Inc.	9,360
1,300		NiSource, Inc.	31,330
200		Peoples Energy Corp.	8,914
1,300		Sempra Energy	72,852
			155,400
		Hand/Machine Tools: 0.1%
300		Black & Decker Corp.	23,991
400		Snap-On, Inc.	19,056
300		Stanley Works	15,087
			58,134
		Healthcare-Products: 2.5%
200		Bausch & Lomb, Inc.	10,412
2,400		Baxter International, Inc.	111,336
900		Becton Dickinson & Co.	63,135
4,300	@	Boston Scientific Corp.	73,874
350		CR Bard, Inc.	29,040
10,650		Johnson & Johnson	703,113
4,200		Medtronic, Inc.	224,742
500	@	Patterson Cos., Inc.	17,755
450	@	St. Jude Medical, Inc.	16,452
950		Stryker Corp.	52,355
900	@	Zimmer Holdings, Inc.	70,542
			1,372,756
		Healthcare-Services: 1.9%
3,250		Aetna, Inc.	140,335
900	@	Coventry Health Care, Inc.	45,045
1,000	@	Humana, Inc.	55,310
600	@	Laboratory Corp. of America Holdings	44,082
300		Manor Care, Inc.	14,076
500		Quest Diagnostics	26,500
8,400		UnitedHealth Group, Inc.	451,332
3,050	@	WellPoint, Inc.	240,005
			1,016,685
		Home Builders: 0.0%
200		Lennar Corp.	10,492
			10,492
		Home Furnishings: 0.1%
300		Harman International Industries, Inc.	29,973
300		Whirlpool Corp.	24,906
			54,879
		Household Products/Wares: 0.3%
200		Avery Dennison Corp.	13,586
500		Fortune Brands, Inc.	42,695
1,700		Kimberly-Clark Corp.	115,515
			171,796

Shares			Value
		Housewares: 0.1%
1,000		Newell Rubbermaid, Inc.	$28,950
			28,950
		Insurance: 5.1%
1,650	@@	ACE Ltd.	99,941
1,800		Aflac, Inc.	82,800
3,050		Allstate Corp.	198,586
550		AMBAC Financial Group, Inc.	48,989
9,500		American International Group, Inc.	680,770
1,150		AON Corp.	40,641
2,550		Chubb Corp.	134,921
550		Cigna Corp.	72,364
800		Cincinnati Financial Corp.	36,248
2,750		Genworth Financial, Inc.	94,078
1,600		Hartford Financial Services Group, Inc.	149,296
1,100		Lincoln National Corp.	73,040
2,300		Loews Corp.	95,381
800		Marsh & McLennan Cos., Inc.	24,528
500		MBIA, Inc.	36,530
3,750		Metlife, Inc.	221,288
350		MGIC Investment Corp.	21,889
1,300		Principal Financial Group	76,310
3,650		Progressive Corp.	88,403
2,400		Prudential Financial, Inc.	206,064
650		Safeco Corp.	40,658
3,400		St. Paul Travelers Cos., Inc.	182,546
350		Torchmark Corp.	22,316
1,300		UnumProvident Corp.	27,014
700	@@	XL Capital Ltd.	50,414
			2,805,015
		Internet: 0.7%
1,100	@	Amazon.com, Inc.	43,406
1,450	@	eBay, Inc.	43,602
300	@	Google, Inc.	138,144
800	@	InterActiveCorp	29,728
3,450	@	Symantec Corp.	71,933
1,200	@	VeriSign, Inc.	28,860
			355,673
		Iron/Steel: 0.3%
2,150		Nucor Corp.	117,519
900		United States Steel Corp.	65,826
			183,345
		Leisure Time: 0.3%
500		Brunswick Corp.	15,950
1,600		Carnival Corp.	78,480
1,000		Harley-Davidson, Inc.	70,470
700		Sabre Holdings Corp.	22,323
			187,223
		Lodging: 0.2%
600		Hilton Hotels Corp.	20,940
950		Marriott International, Inc.	45,334
300		Starwood Hotels & Resorts Worldwide, Inc.	18,750
760	@	Wyndham Worldwide Corp.	24,335
			109,359

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 12  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Machinery-Construction & Mining: 0.3%
2,400		Caterpillar, Inc.	$147,192
400	@	Terex Corp.	25,832
			173,024
		Machinery-Diversified: 0.3%
300		Cummins, Inc.	35,454
800		Deere & Co.	76,056
600		Rockwell Automation, Inc.	36,648
			148,158
		Media: 2.9%
3,850		CBS Corp.-Class B	120,043
1,800		Clear Channel Communications, Inc.	63,972
7,650	@	Comcast Corp.	323,825
3,800	@	DIRECTV Group, Inc.	94,772
300		EW Scripps Co.	14,982
900		Gannett Co., Inc.	54,414
2,250		McGraw-Hill Cos., Inc.	153,045
100		Meredith Corp.	5,635
11,600		News Corp., Inc.	249,168
300		Tribune Co.	9,234
700	@	Univision Communications, Inc.	24,794
900	@	Viacom, Inc.	36,927
12,900		Walt Disney Co.	442,083
			1,592,894
		Mining: 0.3%
800		Freeport-McMoRan Copper & Gold, Inc.	44,584
700		Phelps Dodge Corp.	83,804
350		Vulcan Materials Co.	31,455
			159,843
		Miscellaneous Manufacturing: 4.5%
2,650		3M Co.	206,515
300		Cooper Industries Ltd.	27,129
900		Danaher Corp.	65,196
800		Dover Corp.	39,216
1,800		Eastman Kodak Co.	46,440
900		Eaton Corp.	67,626
36,400		General Electric Co.	1,354,444
4,050		Honeywell International, Inc.	183,222
1,400		Illinois Tool Works, Inc.	64,666
1,150	@@	Ingersoll-Rand Co.	45,000
700		ITT Corp.	39,774
600		Leggett & Platt, Inc.	14,340
750		Parker Hannifin Corp.	57,660
400		Textron, Inc.	37,508
7,300	@@	Tyco International Ltd.	221,920
			2,470,656
		Office/Business Equipment: 0.3%
700		Pitney Bowes, Inc.	32,333
5,950	@	Xerox Corp.	100,853
			133,186
		Oil & Gas: 8.4%
1,500		Anadarko Petroleum Corp.	65,280
11,850		Chevron Corp.	871,331
5,300		ConocoPhillips	381,335
1,400		Devon Energy Corp.	93,912

Shares			Value
800		EOG Resources, Inc.	$49,960
31,800		ExxonMobil Corp.	2,436,834
1,900		Marathon Oil Corp.	175,750
1,000	@,@@	Nabors Industries Ltd.	29,780
400		Noble Corp.	30,460
3,700		Occidental Petroleum Corp.	180,671
700		Sunoco, Inc.	43,652
950	@	Transocean, Inc.	76,846
2,650		Valero Energy Corp.	135,574
1,150		XTO Energy, Inc.	54,108
			4,625,493
		Oil & Gas Services: 1.0%
1,050		Baker Hughes, Inc.	78,393
950		BJ Services Co.	27,854
5,450		Halliburton Co.	169,223
600	@	National Oilwell Varco, Inc.	36,708
3,850		Schlumberger Ltd.	243,166
400	@	Weatherford International Ltd.	16,716
			572,060
		Packaging & Containers: 0.2%
450		Ball Corp.	19,620
450		Bemis Co.	15,291
800	@	Pactiv Corp.	28,552
300		Sealed Air Corp.	19,476
			82,939
		Pharmaceuticals: 4.8%
5,400		Abbott Laboratories	263,034
200		Allergan, Inc.	23,948
1,150		AmerisourceBergen Corp.	51,704
350	@	Barr Pharmaceuticals, Inc.	17,542
2,700		Bristol-Myers Squibb Co.	71,064
1,500		Cardinal Health, Inc.	96,645
1,600		Caremark Rx, Inc.	91,376
1,400		Eli Lilly & Co.	72,940
600	@	Express Scripts, Inc.	42,960
1,550	@	Forest Laboratories, Inc.	78,430
1,700	@	Gilead Sciences, Inc.	110,381
200	@	Hospira, Inc.	6,716
1,500	@	King Pharmaceuticals, Inc.	23,880
1,100	@	Medco Health Solutions, Inc.	58,784
10,750		Merck & Co., Inc.	468,700
1,200		Mylan Laboratories	23,952
26,450		Pfizer, Inc.	685,055
7,350		Schering-Plough Corp.	173,754
400	@	Watson Pharmaceuticals, Inc.	10,412
4,900		Wyeth	249,508
			2,620,785
		Pipelines: 0.2%
2,300		El Paso Corp.	35,144
400		Questar Corp.	33,220
1,900		Williams Cos., Inc.	49,628
			117,992
		Real Estate: 0.1%
690	@	CB Richard Ellis Group, Inc.	22,908
706	@	Realogy Corp.	21,406
			44,314

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 12  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Real Estate Investment Trusts: 0.3%
350		Apartment Investment & Management Co.	$19,607
200		Boston Properties, Inc.	22,376
1,190		Equity Office Properties Trust	57,322
300		Prologis	18,231
100		Public Storage, Inc.	9,750
300		Simon Property Group, Inc.	30,387
200		Vornado Realty Trust	24,300
			181,973
		Retail: 4.8%
200	@	Autozone, Inc.	23,112
900	@	Bed Bath & Beyond, Inc.	34,290
1,450		Best Buy Co., Inc.	71,326
600	@	Big Lots, Inc.	13,752
800		Circuit City Stores, Inc.	15,184
1,700		Costco Wholesale Corp.	89,879
2,850		CVS Corp.	88,094
500		Darden Restaurants, Inc.	20,085
200		Dillard's, Inc.	6,994
900		Family Dollar Stores, Inc.	26,397
3,250		Federated Department Stores, Inc.	123,923
3,250		Gap, Inc.	63,375
2,900		Home Depot, Inc.	116,464
850		JC Penney Co., Inc.	65,756
2,050	@	Kohl's Corp.	140,282
1,050		Limited Brands, Inc.	30,387
5,100		Lowe's Cos., Inc.	158,865
4,500		McDonald's Corp.	199,485
1,400		Nordstrom, Inc.	69,076
1,700	@	Office Depot, Inc.	64,889
500		OfficeMax, Inc.	24,825
700		RadioShack Corp.	11,746
400	@	Sears Holding Corp.	67,172
2,650		Staples, Inc.	70,755
3,400	@	Starbucks Corp.	120,428
3,200		Target Corp.	182,560
2,700		TJX Cos., Inc.	77,004
3,650		Walgreen Co.	167,499
9,050		Wal-Mart Stores, Inc.	417,929
600		Wendy's International, Inc.	19,854
1,050		Yum! Brands, Inc.	61,740
			2,643,127
		Savings & Loans: 0.3%
3,450		Washington Mutual, Inc.	156,941
			156,941
		Semiconductors: 1.8%
2,600	@	Advanced Micro Devices, Inc.	52,910
2,250	@	Altera Corp.	44,280
1,450		Analog Devices, Inc.	47,662
5,100		Applied Materials, Inc.	94,095
20,350	@	Intel Corp.	412,088
700		KLA-Tencor Corp.	34,825
900		Linear Technology Corp.	27,288
2,500	@	LSI Logic Corp.	22,500
950		Maxim Integrated Products	29,089
4,750	@	Micron Technology, Inc.	66,310
1,050		National Semiconductor Corp.	23,835
800	@	Novellus Systems, Inc.	27,536
1,150	@	Nvidia Corp.	42,562

Shares			Value
700	@	QLogic Corp.	$15,344
1,200	@	Teradyne, Inc.	17,952
1,250		Xilinx, Inc.	29,763
			988,039
		Software: 3.3%
2,150	@	Adobe Systems, Inc.	88,408
800	@	Autodesk, Inc.	32,368
1,950		Automatic Data Processing, Inc.	96,038
1,250	@	BMC Software, Inc.	40,250
1,400		CA, Inc.	31,710
600	@	Citrix Systems, Inc.	16,230
1,900	@	Compuware Corp.	15,827
1,100	@	Electronic Arts, Inc.	55,396
600		Fidelity National Information Services, Inc.	24,054
2,850		First Data Corp.	72,732
600	@	Fiserv, Inc.	31,452
700		IMS Health, Inc.	19,236
1,250	@	Intuit, Inc.	38,138
31,700		Microsoft Corp.	946,562
1,000	@	Novell, Inc.	6,200
14,650	@	Oracle Corp.	251,101
1,250		Paychex, Inc.	49,425
			1,815,127
		Telecommunications: 6.1%
400	@	ADC Telecommunications, Inc.	5,812
1,400		Alltel Corp.	84,672
14,150		AT&T, Inc.	505,863
2,200	@	Avaya, Inc.	30,756
6,700		BellSouth Corp.	315,637
700		CenturyTel, Inc.	30,562
37,900	@	Cisco Systems, Inc.	1,035,775
1,100		Citizens Communications Co.	15,807
700	@	Comverse Technology, Inc.	14,777
5,700	@	Corning, Inc.	106,647
600		Embarq Corp.	31,536
2,100	@	Juniper Networks, Inc.	39,774
12,000		Motorola, Inc.	246,720
6,050		Qualcomm, Inc.	228,630
5,900	@	Qwest Communications International, Inc.	49,383
10,550		Sprint Nextel Corp.	199,290
1,600	@	Tellabs, Inc.	16,416
10,250		Verizon Communications, Inc.	381,710
1,472		Windstream Corp.	20,932
			3,360,699
		Textiles: 0.0%
400		Cintas Corp.	15,884
			15,884
		Toys/Games/Hobbies: 0.1%
1,000		Hasbro, Inc.	27,250
1,800		Mattel, Inc.	40,788
			68,038
		Transportation: 0.8%
1,350		Burlington Northern Santa Fe Corp.	99,644
1,600		CSX Corp.	55,088
1,100		FedEx Corp.	119,482
1,450		Norfolk Southern Corp.	72,921

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 12  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Transportation (continued)
200		Ryder System, Inc.	$10,212
1,000		Union Pacific Corp.	92,020
			449,367
		Total Common Stock (Cost $43,644,865)	48,456,954
Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 9.1%
		Federal National Mortgage Association: 9.1%
$6,868,000	^	Discount STRIP, due 05/15/13	5,020,474
		Total U.S. Government Agency Obligations (Cost $4,790,205)	5,020,474
U.S. TREASURY OBLIGATIONS: 2.4%
		U.S. Treasury STRIP: 2.4%
1,790,000	^	Discount STRIP, due 05/15/13	1,332,999
		Total U.S. Treasury Obligations (Cost $1,284,746)	1,332,999
		Total Long-Term Investments (Cost $49,719,817)	54,810,427

Principal Amount		Value
SHORT-TERM INVESTMENTS: 4.4%
	Repurchase Agreement: 4.4%
$2,402,000	Morgan Stanley Repurchase Agreement dated 12/29/06, 5.250%, due 01/02/07, $2,403,401 to be received upon repurchase (Collateralized by $7,655,000 Resolution Funding Corporation, Discount Note, Market Value $2,450,978, due 01/15/30)	$2,402,000
Total Short-Term Investments (Cost $2,402,000)		2,402,000

Total Investments in Securities (Cost $52,121,817)*	104.2%	$57,212,427
Other Assets and Liabilities - Net	(4.2)	(2,318,935)
Net Assets	100.0%	$54,893,492

@  Non-income producing security

@@  Foreign Issuer

^  Interest Only Security

STRIP  Seperate Trading of Registered Interest and Principal of Securities

*  Cost for federal income tax purposes is $52,171,169.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$5,401,853
Gross Unrealized Depreciation	(360,595)
Net Unrealized Appreciation	$5,041,258

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 13  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 62.3%
		Advertising: 0.1%
900	@	Interpublic Group of Cos., Inc.	$11,016
1,400		Omnicom Group	146,356
			157,372
		Aerospace/Defense: 1.3%
4,000		Boeing Co.	355,360
2,100		General Dynamics Corp.	156,135
600		Goodrich Corp.	27,330
900		L-3 Communications Holdings, Inc.	73,602
1,800		Lockheed Martin Corp.	165,726
1,800		Northrop Grumman Corp.	121,860
3,800		Raytheon Co.	200,640
300		Rockwell Collins, Inc.	18,987
5,100		United Technologies Corp.	318,852
			1,438,492
		Agriculture: 1.1%
10,800		Altria Group, Inc.	926,856
3,400		Archer-Daniels-Midland Co.	108,664
900		Reynolds American, Inc.	58,923
800		UST, Inc.	46,560
			1,141,003
		Airlines: 0.1%
4,000		Southwest Airlines Co.	61,280
			61,280
		Apparel: 0.3%
3,000	@	Coach, Inc.	128,880
700		Jones Apparel Group, Inc.	23,401
500		Liz Claiborne, Inc.	21,730
900		Nike, Inc.	89,127
200		VF Corp.	16,416
			279,554
		Auto Manufacturers: 0.3%
12,400		Ford Motor Co.	93,124
2,800		General Motors Corp.	86,016
1,700		Paccar, Inc.	110,330
			289,470
		Auto Parts & Equipment: 0.1%
900	@	Goodyear Tire & Rubber Co.	18,891
1,000		Johnson Controls, Inc.	85,920
			104,811
		Banks: 4.7%
31,100		Bank of America Corp.	1,660,429
3,900		Bank of New York Co., Inc.	153,543
2,800		BB&T Corp.	123,004
2,100		Capital One Financial Corp.	161,322
1,100		Comerica, Inc.	64,548
700		Compass Bancshares, Inc.	41,755
2,900		Fifth Third Bancorp.	118,697
600		First Horizon National Corp.	25,068
1,200		Huntington Bancshares, Inc.	28,500
2,100		Keycorp	79,863
400		M&T Bank Corp.	48,864
1,300		Marshall & Ilsley Corp.	62,543
2,100		Mellon Financial Corp.	88,515
4,400		National City Corp.	160,864

Shares			Value
1,000		Northern Trust Corp.	$60,690
1,500		PNC Financial Services Group, Inc.	111,060
5,000		Regions Financial Corp.	187,000
1,700		State Street Corp.	114,648
1,800		SunTrust Banks, Inc.	152,010
1,700		Synovus Financial Corp.	52,411
9,000		US Bancorp.	325,710
9,800		Wachovia Corp.	558,110
17,300		Wells Fargo & Co.	615,188
500		Zions Bancorp.	41,220
			5,035,562
		Beverages: 1.3%
5,300		Anheuser-Busch Cos., Inc.	260,760
400		Brown-Forman Corp.	26,496
10,500		Coca-Cola Co.	506,625
1,400		Coca-Cola Enterprises, Inc.	28,588
200		Molson Coors Brewing Co.	15,288
1,200		Pepsi Bottling Group, Inc.	37,092
8,400		PepsiCo, Inc.	525,420
			1,400,269
		Biotechnology: 0.5%
6,000	@	Amgen, Inc.	409,860
1,700	@	Biogen Idec, Inc.	83,623
800	@	Celgene Corp.	46,024
500	@	Genzyme Corp.	30,790
500	@	Medimmune, Inc.	16,185
			586,482
		Building Materials: 0.1%
400		American Standard Cos., Inc.	18,340
2,000		Masco Corp.	59,740
			78,080
		Chemicals: 1.0%
500		Air Products & Chemicals, Inc.	35,140
300		Ashland, Inc.	20,754
5,400		Dow Chemical Co.	215,676
200		Eastman Chemical Co.	11,862
1,000		Ecolab, Inc.	45,200
5,200		EI DuPont de Nemours & Co.	253,292
600	@	Hercules, Inc.	11,586
400		International Flavors & Fragrances, Inc.	19,664
3,100		Monsanto Co.	162,843
900		PPG Industries, Inc.	57,789
1,800		Praxair, Inc.	106,794
800		Rohm & Haas Co.	40,896
700		Sherwin-Williams Co.	44,506
400		Sigma-Aldrich Corp.	31,088
			1,057,090
		Coal: 0.0%
1,100		Peabody Energy Corp.	44,451
			44,451
		Commercial Services: 0.5%
900	@	Apollo Group, Inc.	35,073
1,100	@	Convergys Corp.	26,158
600		Equifax, Inc.	24,360
1,600		H&R Block, Inc.	36,864
2,600		McKesson Corp.	131,820

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 13  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Commercial Services (continued)
300	@	Monster Worldwide, Inc.	$13,992
2,000		Moody's Corp.	138,120
300		Robert Half International, Inc.	11,136
1,100		RR Donnelley & Sons Co.	39,094
3,700		Western Union Co.	82,954
			539,571
		Computers: 3.0%
600	@	Affiliated Computer Services, Inc.	29,304
300	@	Cognizant Technology Solutions Corp.	23,148
800	@	Computer Sciences Corp.	42,696
18,600	@	Dell, Inc.	466,674
2,500		Electronic Data Systems Corp.	68,875
10,600	@	EMC Corp.	139,920
22,400		Hewlett-Packard Co.	922,656
12,300		International Business Machines Corp.	1,194,945
500	@	Lexmark International, Inc.	36,600
900	@	NCR Corp.	38,484
1,800	@	Network Appliance, Inc.	70,704
1,100	@	Sandisk Corp.	47,333
16,900	@	Sun Microsystems, Inc.	91,598
1,700	@	Unisys Corp.	13,328
			3,186,265
		Cosmetics/Personal Care: 1.2%
2,300		Avon Products, Inc.	75,992
2,600		Colgate-Palmolive Co.	169,624
900		Estee Lauder Cos., Inc.	36,738
16,300		Procter & Gamble Co.	1,047,601
			1,329,955
		Distribution/Wholesale: 0.0%
400		WW Grainger, Inc.	27,976
			27,976
		Diversified Financial Services: 6.1%
6,200		American Express Co.	376,154
1,200		Ameriprise Financial, Inc.	65,400
600		Bear Stearns Cos., Inc.	97,668
5,200		Charles Schwab Corp.	100,568
100		Chicago Mercantile Exchange Holdings, Inc.	50,975
1,700		CIT Group, Inc.	94,809
34,000		Citigroup, Inc.	1,893,800
3,200		Countrywide Financial Corp.	135,840
2,200	@	E*Trade Financial Corp.	49,324
5,000		Fannie Mae	296,950
500		Federated Investors, Inc.	16,890
900		Franklin Resources, Inc.	99,153
3,600		Freddie Mac	244,440
2,200		Goldman Sachs Group, Inc.	438,570
1,000		Janus Capital Group, Inc.	21,590
24,000		JPMorgan Chase & Co.	1,159,200
2,700		Lehman Brothers Holdings, Inc.	210,924
4,500		Merrill Lynch & Co., Inc.	418,950
7,300		Morgan Stanley	594,439
2,100		SLM Corp.	102,417
1,400		T. Rowe Price Group, Inc.	61,278
			6,529,339

Shares			Value
		Electric: 1.7%
4,400	@	AES Corp.	$96,976
1,100	@	Allegheny Energy, Inc.	50,501
1,400		Ameren Corp.	75,222
2,600		American Electric Power Co., Inc.	110,708
2,100		Centerpoint Energy, Inc.	34,818
1,500	@	CMS Energy Corp.	25,050
1,200		Constellation Energy Group, Inc.	82,644
1,200		DTE Energy Co.	58,092
2,500	@	Dynegy, Inc.	18,100
2,200		Edison International	100,056
1,400		Entergy Corp.	129,248
1,800		Exelon Corp.	111,402
2,100		FirstEnergy Corp.	126,630
1,100		FPL Group, Inc.	59,862
2,300		PG&E Corp.	108,859
300		Pinnacle West Capital Corp.	15,207
2,500		PPL Corp.	89,600
1,700		Progress Energy, Inc.	83,436
700		Public Service Enterprise Group, Inc.	46,466
5,000		Southern Co.	184,300
1,400		TECO Energy, Inc.	24,122
3,100		TXU Corp.	168,051
2,700		Xcel Energy, Inc.	62,262
			1,861,612
		Electrical Components & Equipment: 0.2%
900		American Power Conversion Corp.	27,531
4,100		Emerson Electric Co.	180,769
300		Molex, Inc.	9,489
			217,789
		Electronics: 0.3%
2,000	@	Agilent Technologies, Inc.	69,700
1,300		Applera Corp.-Applied Biosystems Group	47,697
900		Jabil Circuit, Inc.	22,095
300		PerkinElmer, Inc.	6,669
4,400	@	Solectron Corp.	14,168
1,300		Symbol Technologies, Inc.	19,422
400		Tektronix, Inc.	11,668
2,100	@	Thermo Electron Corp.	95,109
500	@	Waters Corp.	24,485
			311,013
		Entertainment: 0.0%
700		International Game Technology	32,340
			32,340
		Environmental Control: 0.1%
1,300	@	Allied Waste Industries, Inc.	15,977
3,700	@	Waste Management, Inc.	136,049
			152,026
		Food: 0.8%
1,500		Campbell Soup Co.	58,335
3,500		ConAgra Foods, Inc.	94,500
700	@	Dean Foods Co.	29,596
3,000		General Mills, Inc.	172,800
900		Hershey Co.	44,820
1,700		HJ Heinz Co.	76,517

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 13  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Food (continued)
1,300		Kellogg Co.	$65,078
3,700		Kroger Co.	85,359
700		McCormick & Co., Inc.	26,992
2,300		Safeway, Inc.	79,488
1,500		Sara Lee Corp.	25,545
400		Supervalu, Inc.	14,300
700		Whole Foods Market, Inc.	32,851
			806,181
		Forest Products & Paper: 0.2%
2,600		International Paper Co.	88,660
1,000		MeadWestvaco Corp.	30,060
900		Plum Creek Timber Co., Inc.	35,865
1,000		Temple-Inland, Inc.	46,030
500		Weyerhaeuser Co.	35,325
			235,940
		Gas: 0.2%
900		KeySpan Corp.	37,062
300		Nicor, Inc.	14,040
1,800		NiSource, Inc.	43,380
300		Peoples Energy Corp.	13,371
1,800		Sempra Energy	100,872
			208,725
		Hand/Machine Tools: 0.1%
300		Black & Decker Corp.	23,991
500		Snap-On, Inc.	23,820
400		Stanley Works	20,116
			67,927
		Healthcare-Products: 1.8%
300		Bausch & Lomb, Inc.	15,618
3,400		Baxter International, Inc.	157,726
1,300		Becton Dickinson & Co.	91,195
6,100	@	Boston Scientific Corp.	104,798
500		CR Bard, Inc.	41,485
14,900		Johnson & Johnson	983,698
5,900		Medtronic, Inc.	315,709
700	@	Patterson Cos., Inc.	24,857
700	@	St. Jude Medical, Inc.	25,592
1,500		Stryker Corp.	82,665
1,200	@	Zimmer Holdings, Inc.	94,056
			1,937,399
		Healthcare-Services: 1.3%
4,600		Aetna, Inc.	198,628
1,100	@	Coventry Health Care, Inc.	55,055
1,500	@	Humana, Inc.	82,965
900	@	Laboratory Corp. of America Holdings	66,123
200		Manor Care, Inc.	9,384
800		Quest Diagnostics	42,400
11,800		UnitedHealth Group, Inc.	634,014
4,300	@	WellPoint, Inc.	338,367
			1,426,936
		Home Builders: 0.0%
300		Lennar Corp.	15,738
			15,738

Shares			Value
		Home Furnishings: 0.1%
300		Harman International Industries, Inc.	$29,973
400		Whirlpool Corp.	33,208
			63,181
		Household Products/Wares: 0.3%
500		Avery Dennison Corp.	33,965
300		Clorox Co.	19,245
700		Fortune Brands, Inc.	59,773
2,400		Kimberly-Clark Corp.	163,080
			276,063
		Housewares: 0.0%
1,400		Newell Rubbermaid, Inc.	40,530
			40,530
		Insurance: 3.6%
2,300	@@	ACE Ltd.	139,311
2,500		Aflac, Inc.	115,000
4,300		Allstate Corp.	279,973
700		AMBAC Financial Group, Inc.	62,349
13,300		American International Group, Inc.	953,078
1,600		AON Corp.	56,544
3,600		Chubb Corp.	190,476
700		Cigna Corp.	92,099
900		Cincinnati Financial Corp.	40,779
3,900		Genworth Financial, Inc.	133,419
2,200		Hartford Financial Services Group, Inc.	205,282
1,500		Lincoln National Corp.	99,600
3,200		Loews Corp.	132,704
1,100		Marsh & McLennan Cos., Inc.	33,726
700		MBIA, Inc.	51,142
5,300		Metlife, Inc.	312,753
400		MGIC Investment Corp.	25,016
1,400		Principal Financial Group	82,180
5,300		Progressive Corp.	128,366
3,300		Prudential Financial, Inc.	283,338
700		Safeco Corp.	43,785
4,800		St. Paul Travelers Cos., Inc.	257,712
500		Torchmark Corp.	31,880
1,800		UnumProvident Corp.	37,404
900	@@	XL Capital Ltd.	64,818
			3,852,734
		Internet: 0.5%
1,500	@	Amazon.com, Inc.	59,190
2,200	@	eBay, Inc.	66,154
400	@	Google, Inc.	184,192
1,100	@	InterActiveCorp	40,876
4,500	@	Symantec Corp.	93,825
1,600	@	VeriSign, Inc.	38,480
			482,717
		Iron/Steel: 0.2%
2,900		Nucor Corp.	158,514
900		United States Steel Corp.	65,826
			224,340
		Leisure Time: 0.2%
600		Brunswick Corp.	19,140
2,200		Carnival Corp.	107,910

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 13  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Leisure Time (continued)
1,300		Harley-Davidson, Inc.	$91,611
900		Sabre Holdings Corp.	28,701
			247,362
		Lodging: 0.2%
1,000		Harrah's Entertainment, Inc.	82,720
800		Hilton Hotels Corp.	27,920
1,600		Marriott International, Inc.	76,352
400		Starwood Hotels & Resorts Worldwide, Inc.	25,000
1,000	@	Wyndham Worldwide Corp.	32,020
			244,012
		Machinery-Construction & Mining: 0.2%
3,300		Caterpillar, Inc.	202,389
500	@	Terex Corp.	32,290
			234,679
		Machinery-Diversified: 0.2%
500		Cummins, Inc.	59,090
1,200		Deere & Co.	114,084
900		Rockwell Automation, Inc.	54,972
			228,146
		Media: 2.0%
5,100		CBS Corp.-Class B	159,018
2,600		Clear Channel Communications, Inc.	92,404
10,100	@	Comcast Corp.	427,533
5,100	@	DIRECTV Group, Inc.	127,194
100		Dow Jones & Co., Inc.	3,800
400		EW Scripps Co.	19,976
1,100		Gannett Co., Inc.	66,506
2,900		McGraw-Hill Cos., Inc.	197,258
200		Meredith Corp.	11,270
15,400		News Corp., Inc.	330,792
400		Tribune Co.	12,312
1,300	@	Univision Communications, Inc.	46,046
1,400	@	Viacom, Inc.	57,442
17,100		Walt Disney Co.	586,017
			2,137,568
		Mining: 0.2%
1,100		Freeport-McMoRan Copper & Gold, Inc.	61,303
1,100		Phelps Dodge Corp.	131,692
200		Vulcan Materials Co.	17,974
			210,969
		Miscellaneous Manufacturing: 3.3%
3,700		3M Co.	288,341
500		Cooper Industries Ltd.	45,215
1,200		Danaher Corp.	86,928
1,000		Dover Corp.	49,020
2,400		Eastman Kodak Co.	61,920
1,300		Eaton Corp.	97,682
54,100		General Electric Co.	2,013,061
5,600		Honeywell International, Inc.	253,344
2,100		Illinois Tool Works, Inc.	96,999
1,600	@@	Ingersoll-Rand Co.	62,608
900		ITT Corp.	51,138
900		Leggett & Platt, Inc.	21,510

Shares			Value
200	@	Pall Corp.	$6,910
1,000		Parker Hannifin Corp.	76,880
600		Textron, Inc.	56,262
10,100	@@	Tyco International Ltd.	307,040
			3,574,858
		Office/Business Equipment: 0.2%
1,100		Pitney Bowes, Inc.	50,809
7,900	@	Xerox Corp.	133,905
			184,714
		Oil & Gas: 5.6%
2,000		Anadarko Petroleum Corp.	87,040
15,900		Chevron Corp.	1,169,127
7,100		ConocoPhillips	510,845
1,900		Devon Energy Corp.	127,452
1,000		EOG Resources, Inc.	62,450
39,400		ExxonMobil Corp.	3,019,222
2,600		Marathon Oil Corp.	240,500
1,300	@,@@	Nabors Industries Ltd.	38,714
600		Noble Corp.	45,690
5,000		Occidental Petroleum Corp.	244,150
700		Sunoco, Inc.	43,652
1,300	@	Transocean, Inc.	105,157
3,500		Valero Energy Corp.	179,060
1,600		XTO Energy, Inc.	75,280
			5,948,339
		Oil & Gas Services: 0.7%
1,400		Baker Hughes, Inc.	104,524
1,300		BJ Services Co.	38,116
7,400		Halliburton Co.	229,770
800	@	National Oilwell Varco, Inc.	48,944
5,100		Schlumberger Ltd.	322,116
600	@	Weatherford International Ltd.	25,074
			768,544
		Packaging & Containers: 0.1%
600		Ball Corp.	26,160
600		Bemis Co.	20,388
1,000	@	Pactiv Corp.	35,690
500		Sealed Air Corp.	32,460
			114,698
		Pharmaceuticals: 3.5%
7,900		Abbott Laboratories	384,809
300		Allergan, Inc.	35,922
1,700		AmerisourceBergen Corp.	76,432
500	@	Barr Pharmaceuticals, Inc.	25,060
4,000		Bristol-Myers Squibb Co.	105,280
2,100		Cardinal Health, Inc.	135,303
2,200		Caremark Rx, Inc.	125,642
2,000		Eli Lilly & Co.	104,200
700	@	Express Scripts, Inc.	50,120
2,200	@	Forest Laboratories, Inc.	111,320
2,400	@	Gilead Sciences, Inc.	155,832
300	@	Hospira, Inc.	10,074
2,100	@	King Pharmaceuticals, Inc.	33,432
1,500	@	Medco Health Solutions, Inc.	80,160
15,100		Merck & Co., Inc.	658,360
1,900		Mylan Laboratories	37,924
37,100		Pfizer, Inc.	960,890
10,300		Schering-Plough Corp.	243,492
500	@	Watson Pharmaceuticals, Inc.	13,015

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 13  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Pharmaceuticals (continued)
6,900		Wyeth	$351,348
			3,698,615
		Pipelines: 0.2%
3,000		El Paso Corp.	45,840
600		Kinder Morgan, Inc.	63,450
600		Questar Corp.	49,830
2,600		Williams Cos., Inc.	67,912
			227,032
		Real Estate: 0.0%
400	@	CB Richard Ellis Group, Inc.	13,280
1,100	@	Realogy Corp.	33,352
			46,632
		Real Estate Investment Trusts: 0.3%
500		Apartment Investment & Management Co.	28,010
200		Boston Properties, Inc.	22,376
1,800		Equity Office Properties Trust	86,706
500		Prologis	30,385
300		Public Storage, Inc.	29,250
500		Simon Property Group, Inc.	50,645
300		Vornado Realty Trust	36,450
			283,822
		Retail: 3.5%
200	@	Autozone, Inc.	23,112
1,400	@	Bed Bath & Beyond, Inc.	53,340
2,000		Best Buy Co., Inc.	98,380
900	@	Big Lots, Inc.	20,628
700		Circuit City Stores, Inc.	13,286
2,400		Costco Wholesale Corp.	126,888
4,200		CVS Corp.	129,822
700		Darden Restaurants, Inc.	28,119
300		Dillard's, Inc.	10,491
1,300		Family Dollar Stores, Inc.	38,129
4,400		Federated Department Stores, Inc.	167,772
4,400		Gap, Inc.	85,800
10,700		Home Depot, Inc.	429,712
1,100		JC Penney Co., Inc.	85,096
2,700	@	Kohl's Corp.	184,761
1,700		Limited Brands, Inc.	49,198
7,400		Lowe's Cos., Inc.	230,510
6,000		McDonald's Corp.	265,980
1,900		Nordstrom, Inc.	93,746
2,300	@	Office Depot, Inc.	87,791
600		OfficeMax, Inc.	29,790
900		RadioShack Corp.	15,102
400	@	Sears Holding Corp.	67,172
3,500		Staples, Inc.	93,450
3,700	@	Starbucks Corp.	131,054
4,200		Target Corp.	239,610
3,000		TJX Cos., Inc.	85,560
5,200		Walgreen Co.	238,628
12,700		Wal-Mart Stores, Inc.	586,486
500		Wendy's International, Inc.	16,545
1,300		Yum! Brands, Inc.	76,440
			3,802,398
		Savings & Loans: 0.2%
4,800		Washington Mutual, Inc.	218,352
			218,352

Shares			Value
		Semiconductors: 1.2%
3,600	@	Advanced Micro Devices, Inc.	$73,260
3,000	@	Altera Corp.	59,040
1,600		Analog Devices, Inc.	52,592
6,700		Applied Materials, Inc.	123,615
27,800	@	Intel Corp.	562,950
1,000		KLA-Tencor Corp.	49,750
1,400		Linear Technology Corp.	42,448
3,300	@	LSI Logic Corp.	29,700
1,500		Maxim Integrated Products	45,930
6,200	@	Micron Technology, Inc.	86,552
1,400		National Semiconductor Corp.	31,780
1,000	@	Novellus Systems, Inc.	34,420
1,700	@	Nvidia Corp.	62,917
400	@	PMC - Sierra, Inc.	2,684
800	@	QLogic Corp.	17,536
1,600	@	Teradyne, Inc.	23,936
1,600		Xilinx, Inc.	38,096
			1,337,206
		Software: 2.4%
2,800	@	Adobe Systems, Inc.	115,136
1,100	@	Autodesk, Inc.	44,506
2,700		Automatic Data Processing, Inc.	132,975
1,700	@	BMC Software, Inc.	54,740
2,000		CA, Inc.	45,300
900	@	Citrix Systems, Inc.	24,345
2,300	@	Compuware Corp.	19,159
1,500	@	Electronic Arts, Inc.	75,540
800		Fidelity National Information Services, Inc.	32,072
3,700		First Data Corp.	94,424
800	@	Fiserv, Inc.	41,936
1,000		IMS Health, Inc.	27,480
1,700	@	Intuit, Inc.	51,867
45,400		Microsoft Corp.	1,355,644
1,600	@	Novell, Inc.	9,920
19,300	@	Oracle Corp.	330,802
1,600		Paychex, Inc.	63,264
			2,519,110
		Telecommunications: 4.3%
600	@	ADC Telecommunications, Inc.	8,718
1,700		Alltel Corp.	102,816
20,200		AT&T, Inc.	722,150
3,000	@	Avaya, Inc.	41,940
9,600		BellSouth Corp.	452,256
700		CenturyTel, Inc.	30,562
49,700	@	Cisco Systems, Inc.	1,358,301
1,500		Citizens Communications Co.	21,555
400	@	Comverse Technology, Inc.	8,444
7,500	@	Corning, Inc.	140,325
700		Embarq Corp.	36,792
2,700	@	Juniper Networks, Inc.	51,138
15,700		Motorola, Inc.	322,792
8,000		Qualcomm, Inc.	302,320
7,300	@	Qwest Communications International, Inc.	61,101
15,200		Sprint Nextel Corp.	287,128
2,100	@	Tellabs, Inc.	21,546
15,300		Verizon Communications, Inc.	569,772
2,200		Windstream Corp.	31,284
			4,570,940

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET U.S. CORE SERIES 13  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares		Value
	Textiles: 0.0%
700	Cintas Corp.	$27,797
		27,797
	Toys/Games/Hobbies: 0.1%
1,300	Hasbro, Inc.	35,425
2,500	Mattel, Inc.	56,650
		92,075
	Transportation: 0.6%
1,800	Burlington Northern Santa Fe Corp.	132,858
2,200	CSX Corp.	75,746
1,600	FedEx Corp.	173,792
2,000	Norfolk Southern Corp.	100,580
300	Ryder System, Inc.	15,318
1,400	Union Pacific Corp.	128,828
		627,122
	Total Common Stock (Cost $67,092,634)	66,845,203
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 15.1%
	Federal Home Loan Mortgage Association: 2.6%
$4,000,000	Interest Only STRIP, due 03/15/14	$2,806,176
		2,806,176
	Federal National Mortgage Association: 12.5%
11,000,000	Interest Only STRIP, due 11/15/13	7,845,585
7,820,000	Interest Only STRIP, due 01/15/14	5,529,115
		13,374,700
	Total U.S. Government Agency Obligations (Cost $16,342,341)	16,180,876
U.S. TREASURY OBLIGATIONS: 19.0%
	U.S. Treasury STRIP: 19.0%
28,000,000	Interest Only STRIP, due 11/15/13	20,374,620
	Total U.S. Treasury Obligations (Cost $20,585,040)	20,374,620
	Total Long-Term Investments (Cost $104,020,015)	103,400,699

Principal Amount		Value
SHORT-TERM INVESTMENTS: 3.7%
	Repurchase Agreement: 3.7%
$3,909,000	Morgan Stanley Repurchase Agreement dated 12/29/06, 5.250%, due 01/02/07, $3,911,280 to be received upon repurchase (Collateralized by $3,985,000 various U.S. Government Agency Obligations, Discount Note-5.500%, Market Value $3,987,321, due 01/25/07-01/18/11)	$3,909,000
Total Short-Term Investments (Cost $3,909,000)		3,909,000

Total Investments in Securities (Cost $107,929,015)*	100.1%	$107,309,699
Other Assets and Liabilities - Net	(0.1)	(94,880)
Net Assets	100.0%	$107,214,819

@  Non-income producing security

@@  Foreign Issuer

STRIP  Seperate Trading of Registered Interest and Principal of Securities

*  Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$254,817
Gross Unrealized Depreciation	(874,133)
Net Unrealized Depreciation	$(619,316)

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Board Consideration and Re-approval of Investment Advisory and Sub-advisory Contracts

Section 15(c) of the 1940 Act provides that, after an initial period, the Series' existing investment advisory and sub-advisory contracts remain in effect only if the Board of Trustees (the "Board") of ING Variable Insurance Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Series, as such term is defined under the 1940 Act (the "Independent Trustees"), annually review and renew them. In this regard, at a meeting held on November 9, 2006 the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the "Advisory Contracts") between ING Investments, LLC (the "Adviser") and the Series and the sub-advisory contracts ("Sub-Advisory Contracts") with ING Investment Management Co., the sub-adviser to each Series ("ING IM" or the "Sub-Adviser").

The Independent Trustees also held separate meetings on October 12, 2006 and November 7, 2006 to consider renewals of the Advisory Contracts and Sub-Advisory Contracts. Thus, references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 9, 2006 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Series. In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board's determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Series were considered at the same Board meeting, the Trustees considered each Series' advisory and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 9, 2006 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2007. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Series' advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

In 2003, the Independent Trustees determined to undertake steps to further enhance the process under which the Board determines whether to renew existing advisory and sub-advisory arrangements for the funds in the ING Funds complex, including the Series' existing Advisory and Sub-Advisory Contracts, and to approve new advisory and sub-advisory arrangements. Among these measures, the Board: retained the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Series ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships; established the format in which the information requested by the Board is provided to the Board; and determined the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Series' Advisory and Sub-Advisory Contracts, as well as its review and approval of new advisory relationships.

Since the foregoing approval and renewal process was implemented, the Board regularly has reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the "I/B/F IRC"). The type and format of the information provided to the Board or its counsel to inform its approval and annual review and renewal process has been codified in the Series' "15(c) Methodology Guide" (the "Methodology Guide"). The Methodology Guide was developed under the direction of the Independent Trustees, and sets out a written blueprint under which the Independent Trustees request certain information necessary to

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides Series-specific information to the Independent Trustees based on the Methodology Guide through "Fund Analysis and Comparison Tables" or "FACT" sheets prior to the Independent Trustees' review of Advisory and Sub-Advisory Contracts. In 2005, the Independent Trustees retained an independent firm to verify and test the accuracy of certain of this information for a representative sample of funds in the ING Funds complex. The Independent Trustees have determined to conduct such testing periodically.

As part of a regular on-going process, the Board's Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the I/B/F IRC reviews benchmarks used to assess the performance of each Series. The I/B/F IRC also meets regularly with the Adviser and periodically with ING IM. The I/B/F IRC may apply a heightened level of scrutiny in cases where performance has lagged a Series' relevant benchmarks and/or peer group of investment companies.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2007. A number of the Board's primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts and Sub-Advisory Contracts for the Series for the year ending November 30, 2007, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Series by the Adviser and ING IM. This included information regarding the Adviser and ING IM provided throughout the year at regular Board meetings, as well as information furnished for the November 9, 2006 Board meeting, which was held specifically to consider contracts renewals for the period ending November 30, 2007. In addition, the Board's Independent Trustees also held meetings on October 12 and November 7, prior to the November 9, 2006 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 2006 Board meeting included the following items: (1) FACT sheets for each Series that provided information about the performance and expenses of the Series and other similarly managed funds in its selected peer group ("Selected Peer Group"), as well as information about the Series' investment Series, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses from the Advisers and ING IM to a detailed series of questions posed by K&L Gates; (4) copies of each form of Advisory Contract and Sub-Advisory Contract; (5) copies of the Forms ADV for the Adviser and ING IM; (6) financial statements for the Adviser and ING IM; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contracts and Sub-Advisory Contracts, including a written analysis for each Series of how performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board's evaluations.

Each Series has only one class of shares, and that class was used for purposes of certain comparisons to the funds in its Selected Peer Group. The mutual funds chosen for inclusion in a Series' Selected Peer Group were selected based upon criteria designed to mirror the class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the "manager-of-managers" platform of the ING Funds. The Board noted the resources that the Adviser has committed to the Board and its Investment Review Committees, including the I/B/F IRC, to assist the Board and members of the I/B/F IRC with their assessment of the investment performance of the Series on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the I/B/F IRC to analyze the key factors underlying investment performance for the Series.

The Board also noted the techniques used by the Adviser to monitor the performance of ING IM. In considering the Series' Advisory Contracts, the Board also considered the extent of benefits provided to the Series' shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases,

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the right to exchange or transfer investments, without a sales charge, between the same class of shares of such Series or among Series available on a product platform, and the wide variety in the types of Series available for exchange or transfer.

The Board also took into account the Adviser's extensive efforts in recent years to reduce the expenses of the ING Funds through re-negotiated arrangements with the ING Funds' service providers. Further, the Board received periodic reports showing that the investment policies and restrictions for each Series were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics.

The Board considered reports from the Series' Chief Compliance Officer ("CCO") evaluating the regulatory compliance systems of the Adviser and ING IM and procedures reasonably designed by them to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and certain Sub-Advisers of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the CCO's annual and periodic reports with respect to service provider compliance and his recommendations regarding service providers' compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Series' management team. The Board took into account the respective resources and reputations of the Adviser and ING IM, and evaluated the ability of the Adviser and ING IM to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Series (and other relevant funds in the ING Funds complex) by the Adviser and ING IM, and whether those resources are commensurate with the needs of the Series and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and ING IM are appropriate in light of the Series' operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and ING IM were appropriate.

Series Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of each Series, taking into account the importance of such performance to Series shareholders. While the Board considered the performance reports and discussions with Series managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Fund FACT sheets furnished in advance of the November meeting of the Independent Trustees. The FACT sheet prepared for each Series included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and Series' fixed income benchmark (Lehman Brothers 1-5 Year Government Index) and equity benchmark (S&P 500 Composite Stock Price Index). The Board's findings specific to each Series' performance are discussed under "Series-by-Series Analysis," below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board noted that the Series do not have breakpoint discounts on advisory fees, but do benefit from waivers to or reimbursements of advisory or other fees under the Series' respective expense limitation agreements. The Board took into account the extent to which economies of scale could effectively be realized through such expense limitations.

Information about Services to Other Clients

The Board requested and considered information about the nature of services and fee rates offered by the Adviser and ING IM to other clients, including other registered investment companies. In this regard, the Board requested and considered information provided by Management regarding fee rates charged to other similarly-managed funds in the ING Funds complex not under the Board's oversight, as well as Management's rationale for the differences in those fee rates and the fee rates charged to the Portfolios.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Series to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to ING IM for sub-advisory services. In addition, the Board reviewed and took into account existing expense limitations applicable to the fees payable by the Series.

The Board considered the fee structures of the Series as they relate to the services provided under the Contracts, and the potential fall-out benefits to the Adviser and ING IM, and their respective affiliates, from their association with the Series. For each Series, the Board determined that the fees payable to the Adviser and ING IM are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2007.

For each Series, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Series, the Board took into account the sub-advisory fee rate payable by the Adviser to ING IM. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by ING IM with respect to its profitability.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser's and ING IM's profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Series' operations may not be fully reflected in the expenses allocated to each Series in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management's entrepreneurial risk associated with offering and managing a mutual fund complex in today's regulatory environment.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser and ING IM were not excessive.

Series-by-Series Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2006 meeting in relation to renewing each Series' current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2007. These specific factors are in addition to those considerations discussed above. In each case, the Series' performance was compared to its Morningstar category median and its fixed income benchmark (Lehman Brothers 1-5 Year Government Index) and equity benchmark (S&P 500® Composite Stock Price Index), each a broad-based securities market index that appears in the Series' prospectus. Each Series's management fee rate and expense ratio were compared to the fee rates and expense ratios of the funds in its Selected Peer Group.

ING GET U.S. Core Portfolio — Series 1

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 1, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Series' Fixed Income Component underperformed its fixed income benchmark for all periods presented; and (2) the Series' Equity Component underperformed its equity benchmark for all periods presented.

In analyzing the Series' performance, the Board noted Management's representations that, unlike more conventional mutual funds, during its Guarantee Period the Series' primary focus is preserving at least the principal amount of the Series at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Series invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Series is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its Equity Component.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 1, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Series, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Series is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Series is below the median and above the average expense ratios of the funds in its Selected Peer Group.

In analyzing the Series' management fee and expense ratio, the Board took into account Management's representations that the ING-affiliated insurance companies offering the Series have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Series shares.

After its deliberation, the Board reached the following conclusions: (1) the Series' management fee rate is reasonable in the context of all factors considered by the Board; (2) the Series' expense ratio is reasonable in the context of all factors considered by the Board; (3) the Series' performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Series for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 2

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 2, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Series' Fixed Income Component underperformed its fixed income benchmark for all periods presented; and (2) the Series' Equity Component underperformed its equity benchmark for all periods presented.

In analyzing the Series' performance, the Board noted Management's representations that, unlike more conventional mutual funds, during its Guarantee Period the Series' primary focus is preserving at least the principal amount of the Series at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Series invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Series is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its Equity Component.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 2, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Series, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Series is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Series is below the median and above the average expense ratios of the funds in its Selected Peer Group.

In analyzing the Series' management fee and expense ratio, the Board took into account Management's representations that the ING-affiliated insurance companies offering the Series have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Series shares.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

After its deliberation, the Board reached the following conclusions: (1) the Series' management fee rate is reasonable in the context of all factors considered by the Board; (2) the Series' expense ratio is reasonable in the context of all factors considered by the Board; (3) the Series' performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Series for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 3

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 3, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Series' Fixed Income Component underperformed its fixed income benchmark for all periods presented; and (2) the Series' Equity Component underperformed its equity benchmark for all periods presented.

In analyzing the Series' performance, the Board noted Management's representations that, unlike more conventional mutual funds, during its Guarantee Period the Series' primary focus is preserving at least the principal amount of the Series at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Series invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Series is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its Equity Component.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 3, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Series, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Series is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Series is below the median and above the average expense ratios of the funds in its Selected Peer Group.

In analyzing the Series' management fee and expense ratio, the Board took into account Management's representations that the ING-affiliated insurance companies offering the Series have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Series shares.

After its deliberation, the Board reached the following conclusions: (1) the Series' management fee rate is reasonable in the context of all factors considered by the Board; (2) the Series' expense ratio is reasonable in the context of all factors considered by the Board; (3) the Series' performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Series for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 4

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 4, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Series' Fixed Income Component underperformed its fixed income benchmark for all periods presented; and (2) the Series' Equity Component underperformed its equity benchmark for all periods presented.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In analyzing the Series' performance, the Board noted Management's representations that, unlike more conventional mutual funds, during its Guarantee Period the Series' primary focus is preserving at least the principal amount of the Series at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Series invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Series is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its Equity Component.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 4, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Series, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Series is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Series is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

In analyzing the Series' management fee and expense ratio, the Board took into account Management's representations that the ING-affiliated insurance companies offering the Series have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Series shares.

After its deliberation, the Board reached the following conclusions: (1) the Series' management fee rate is reasonable in the context of all factors considered by the Board; (2) the Series' expense ratio is reasonable in the context of all factors considered by the Board; (3) the Series' performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Series for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 5

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 5, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Series' Fixed Income Component underperformed its fixed income benchmark for all periods presented; and (2) the Series' Equity Component underperformed its equity benchmark for all periods presented.

In analyzing the Series' performance, the Board noted Management's representations that, unlike more conventional mutual funds, during its Guarantee Period the Series' primary focus is preserving at least the principal amount of the Series at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Series invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Series is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its Equity Component.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 5, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Series, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Series is below the median and the average

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Series is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the Series' management fee and expense ratio, the Board took into account Management's representations that the ING-affiliated insurance companies offering the Series have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Series shares.

After its deliberation, the Board reached the following conclusions: (1) the Series' management fee rate is reasonable in the context of all factors considered by the Board; (2) the Series' expense ratio is reasonable in the context of all factors considered by the Board; (3) the Series' performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Series for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 6

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 6, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Series's Fixed Income Component underperformed its fixed income benchmark for all periods presented; and (2) the Series' Equity Component underperformed its equity benchmark for all periods presented.

In analyzing the Series' performance, the Board noted Management's representations that, unlike more conventional mutual funds, during its Guarantee Period the Series' primary focus is preserving at least the principal amount of the Series at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Series invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Series is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its Equity Component.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 6, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Series, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Series is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Series is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the Series' management fee and expense ratio, the Board took into account Management's representations that the ING-affiliated insurance companies offering the Series have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Series shares.

After its deliberation, the Board reached the following conclusions: (1) the Series' management fee rate is reasonable in the context of all factors considered by the Board; (2) the Series' expense ratio is reasonable in the context of all factors considered by the Board; (3) the Series' performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

voted to renew the Advisory and Sub-Advisory Contracts for the Series for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 7

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 7, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Series' Fixed Income Component underperformed its fixed income benchmark for all periods presented; and (2) the Series' Equity Component underperformed its equity benchmark for all periods presented.

In analyzing the Series' performance, the Board noted Management's representations that, unlike more conventional mutual funds, during its Guarantee Period the Series' primary focus is preserving at least the principal amount of the Series at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Series invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Series is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its Equity Component.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 7, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Series, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Series is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Series is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the Series' management fee and expense ratio, the Board took into account Management's representations that the ING-affiliated insurance companies offering the Series have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Series shares.

After its deliberation, the Board reached the following conclusions: (1) the Series' management fee rate is reasonable in the context of all factors considered by the Board; (2) the Series' expense ratio is reasonable in the context of all factors considered by the Board; (3) the Series' performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Series for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 8

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 8, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Series' Fixed Income Component underperformed its fixed income benchmark for all periods presented; and (2) the Series' Equity Component underperformed its equity benchmark for all periods presented.

In analyzing the Series' performance, the Board noted Management's representations that, unlike more conventional mutual funds, during its Guarantee Period the Series' primary focus is preserving at least the principal amount of the Series at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Series invested solely in equities or solely in fixed income instruments

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

without regard to principal protection. The Board also considered that the extent to which the Series is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its Equity Component.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 8, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Series, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Series is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Series is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the Series' management fee and expense ratio, the Board took into account Management's representations that the ING-affiliated insurance companies offering the Series have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Series shares.

After its deliberation, the Board reached the following conclusions: (1) the Series' management fee rate is reasonable in the context of all factors considered by the Board; (2) the Series' expense ratio is reasonable in the context of all factors considered by the Board; (3) the Series' performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Series for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 9

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 9, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Series' Fixed Income Component underperformed its fixed income benchmark for all periods presented; and (2) the Series' Equity Component underperformed its equity benchmark for all periods presented.

In analyzing the Series' performance, the Board took into consideration that the Series launched on June 8, 2005 and had an Offering Period ending on September 6, 2005, and therefore had only one year of operating history. The Board further noted Management's representations that, unlike more conventional mutual funds, during its Guarantee Period the Series' primary focus is preserving at least the principal amount of the Series at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Series invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Series is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its Equity Component.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 9, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Series, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Series is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Series is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the Series' management fee and expense ratio, the Board took into account Management's representations that the ING-affiliated insurance companies offering the Series have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Series shares.

After its deliberation, the Board reached the following conclusions: (1) the Series' management fee rate is reasonable in the context of all factors considered by the Board; (2) the Series' expense ratio is reasonable in the context of all factors considered by the Board; (3) the Series' performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Series for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 10

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 10, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Series' Fixed Income Component underperformed its fixed income benchmark for all periods presented; and (2) the Series' Equity Component underperformed its equity benchmark for all periods presented.

In analyzing the Series' performance, the Board took into consideration that the Series launched on September 7, 2005 and had an Offering Period ending on December 5, 2005, and therefore had less than one year of operating history. The Board further noted Management's representations that, unlike more conventional mutual funds, during its Guarantee Period the Series' primary focus is preserving at least the principal amount of the Series at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Series invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Series is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its Equity Component.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 10, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Series, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Series is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Series is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the Series' management fee and expense ratio, the Board took into account Management's representations that the ING-affiliated insurance companies offering the Series have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Series shares.

After its deliberation, the Board reached the following conclusions: (1) the Series' management fee rate is reasonable in the context of all factors considered by the Board; (2) the Series' expense ratio is reasonable in the context of all factors considered by the Board; (3) the Series' performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Series for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING GET U.S. Core Portfolio — Series 11

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 11, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Series' Fixed Income Component underperformed its fixed income benchmark for all periods presented; and (2) the Series' Equity Component underperformed its equity benchmark for all periods presented.

In analyzing the Series' performance, the Board took into consideration that the Series launched on December 6, 2005 and had an Offering Period ending on March 1, 2006, and therefore had less than one calendar quarter of operating history. The Board further noted Management's representations that, unlike more conventional mutual funds, during its Guarantee Period the Series' primary focus is preserving at least the principal amount of the Series at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Series invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Series is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its Equity Component.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 11, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Series, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Series is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Series is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the Series' management fee and expense ratio, the Board took into account Management's representations that the ING-affiliated insurance companies offering the Series have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Series shares.

After its deliberation, the Board reached the following conclusions: (1) the Series' management fee rate is reasonable in the context of all factors considered by the Board; (2) the Series' expense ratio is reasonable in the context of all factors considered by the Board; (3) the Series' performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Series for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 12

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 12, the Board considered that the Series launched on March 2, 2006, with the Offering Period ending on June 21, 2006, and had less than one quarter of operating history. The Board further noted Management's representations that, unlike more conventional mutual funds, during its Guarantee Period the Series' primary focus is preserving at least the principal amount of the Series at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Series invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Series is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its Equity Component.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 12, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Series, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Series is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Series is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the Series' management fee and expense ratio, the Board took into account Management's representations that the ING-affiliated insurance companies offering the Series have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Series shares.

After its deliberation, the Board reached the following conclusions: (1) the Series' management fee rate is reasonable in the context of all factors considered by the Board; (2) the Series' expense ratio is reasonable in the context of all factors considered by the Board; (3) the Series' performance will be measured in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Series for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 13

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 13, the Board noted that the Series launched on June 22, 2006 and has no operating history, as it is still in its Offering Period. The Board relied on data provided in connection with the Series' launch in determining whether to approve the continuation of its advisory and sub-advisory arrangements.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 13, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Series, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Series is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Series is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

In analyzing the Series' management fee and expense ratio, the Board took into account Management's representations that the ING-affiliated insurance companies offering the Series have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Series shares.

After its deliberation, the Board reached the following conclusions: (1) the Series' management fee rate is reasonable in the context of all factors considered by the Board; (2) the Series' expense ratio is reasonable in the context of all factors considered by the Board; and (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Series for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Series' Board. A Trustee who is not an interested person of the Funds, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Funds are listed below. The Statement of Additional Information includes additional information about trustees of the Funds and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	January 2005 - Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - Present). Formerly, Executive Director, The Mark Twain House & Museum(2) (September 1989 - November 2005).	180	None

Patricia W. Chadwick(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	180	None

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	February 2002 - Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 - Present).	180	None

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	February 2002 - Present	President, College of New Jersey (January 1999 - Present).	180	None

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	January 2005 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	180	Assured Guaranty Ltd. (November 2003 - Present).

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Chairman and Trustee	February 2001 - Present	Private Investor (June 1997 - Present). Formerly, Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 - December 2001).	180	JDA Software Group, Inc. (January 1999 - Present); and Swift Transportation Co. (March 2004 - Present).

Sheryl K. Pressler(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	January 2006 - Present	Consultant (May 2001 - Present), Chief Executive Officer, Lend Lease Real Estate Investments, Inc. (March 2000 - April 2001).	180	Stillwater Mining Company (May 2002 - Present); California HealthCare Foundation (June 1999 - Present); and Romanian- American Enterprise Fund (February 2004 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	February 2001 - Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 - Present).	180	Principled Equity Market Trust (December 1996 - Present); and Asian American Bank and Trust Company (June 1993 - Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	180	AmeriGas Propane, Inc. (January 1998 - Present); and UGI Corporation (February 2006 - Present).

Trustee who is an "Interested Person":

John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	February 2001 - Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 - January 2002); Director of ReliaStar Life Insurance Company of New York (April 1975 - December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 - December 2001).	180	Hormel Foods Corporation (March 2000 - Present); ShopKo Stores, Inc. (August 1999 - Present); and Conseco, Inc. (September 2003 - Present).

(1)  Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

(2)  Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)  Valuation, Proxy and Brokerage Committee member.

(4)  Audit Committee member.

(5)  Mr. Turner is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Groep, the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Officers:

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC and ING Funds Services, LLC (November 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Executive Vice President	March 2003 - Present	Executive Vice President, ING Investments, LLC (December 2001 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC and Directed Services, LLC (October 2004 - December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005); and Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Executive Vice President	March 2003 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present), and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003).

Joseph M. O'Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer Executive Vice President	January 2004 - Present March 2006 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); ING Investments, LLC and Directed Services, LLC (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 - Present January 2003 - Present	Executive Vice President and Chief Operating Officer, ING Funds Services, LLC and ING Investments, LLC (March 2006 - Present); and Assistant Secretary, ING Funds Services, LLC (October 2001 - Present). Formerly, Senior Vice President, ING Investments, LLC (August 1999 - March 2006).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC (March 2001 - September 2002).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 - October 2003).

Ernest J. C'DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 - Present	Senior Vice President, ING Funds Services, LLC (April 2006 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	May 2006 - Present	Senior Vice President of Operations, ING Funds Services, LLC (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC (September 2001 - May 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President Treasurer	January 2003 - Present March 2003 - Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	February 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); and Vice President (February 1996 - Present); and Director of Compliance, ING Investments, LLC (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 - October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Denise Lewis 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Kimberly K. Palmer 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2006 were as follows:

Fund Name	Type	Per Share Amount
ING GET U.S. Core Portfolio — Series 1	NII	$0.2482
	STCG	$0.0708
	LTCG	$0.1196
ING GET U.S. Core Portfolio — Series 2	NII	$0.2851
	STCG	$0.0924
	LTCG	$0.0039
ING GET U.S. Core Portfolio — Series 3	NII	$0.2620
	STCG	$0.0055
ING GET U.S. Core Portfolio — Series 4	NII	$0.2882
	STCG	$0.1662
	LTCG	$0.0216
ING GET U.S. Core Portfolio — Series 5	NII	$0.2152
	STCG	$0.3631
	LTCG	$0.0876

Fund Name	Type	Per Share Amount
ING GET U.S. Core Portfolio — Series 6	NII	$0.2502
	STCG	$0.0362
	LTCG	$0.0361
ING GET U.S. Core Portfolio — Series 7	NII	$0.2454
ING GET U.S. Core Portfolio — Series 8	NII	$0.1982
	STCG	$0.0422
	LTCG	$0.0002
ING GET U.S. Core Portfolio — Series 9	NII	$0.1337
ING GET U.S. Core Portfolio — Series 10	NII	$0.0741
	STCG	$0.0075
	LTCG	$0.0001
ING GET U.S. Core Portfolio — Series 11	NII	$0.0117

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2006, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING GET U.S. Core Portfolio — Series 1	26.03%
ING GET U.S. Core Portfolio — Series 2	19.86%
ING GET U.S. Core Portfolio — Series 3	30.51%
ING GET U.S. Core Portfolio — Series 4	19.75%
ING GET U.S. Core Portfolio — Series 5	29.65%
ING GET U.S. Core Portfolio — Series 6	54.74%
ING GET U.S. Core Portfolio — Series 7	48.53%
ING GET U.S. Core Portfolio — Series 8	36.96%
ING GET U.S. Core Portfolio — Series 9	29.31%
ING GET U.S. Core Portfolio — Series 10	8.62%
ING GET U.S. Core Portfolio — Series 11	0.27%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 219368
Kansas City, Missouri 64141

Custodian

The Bank of New York
One Wall Street
New York, New York 10286

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Legal Counsel

Dechert LLP
30 Rockefeller Plaza
New York, New York 10112

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UGCORE (1206-022307)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Patrick W. Kenny is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Kenny is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $259,925 for year ended December 31, 2006 and $130,000 for year ended December 31, 2005.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $27,650 for year ended December 31, 2006 and $28,359 for year ended December 31, 2005.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $48,010 in the year ended December 31, 2006 and $10,085 in the year ended December 31, 2005.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

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FORM OF

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

3

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

4

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Amended:  November 9, 2005

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Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,300 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	☒	Not to exceed $12,000 per audit

(1)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,100 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses	☒	☒	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	☒		Not to exceed $9,000 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	☒		Not to exceed $20,000 per fund per year

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses	☒	☒	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Loan Staff Services		☒	Not to exceed $15,000 during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	☒		Not to exceed $120,000 during the Pre-Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	☒		Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	☒		Not to exceed $35,000 during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2006

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING INVESTMENT FUNDS, INC

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP NATURAL RESOURCES TRUST

ING CORPORATE LEADERS TRUST FUND

ING PARTNERS, INC.

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING RISK MANAGED NATURAL RESOURCES FUND

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(e) (2)                 Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                                                100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $850,060 for year ended December 31, 2006 and $563,363 for year ended December 31, 2005.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as

EX-99.CODE ETH.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

     (3)                   Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Variable Insurance Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 8, 2007

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 8, 2007

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